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TABLE OF CONTENTS 2

As filed with the Securities and Exchange Commission on December 6, 2013

Securities Act File No. 333-189706
and 333-189707

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. 2 ☒
Post-Effective Amendment No. ☐

New Mountain Finance Corporation
New Mountain Finance Holdings, L.L.C.
(Exact name of registrant as specified in charter)

787 Seventh Avenue, 48th Floor
New York, NY 10019
(212) 720-0300
(Address and telephone number,
including area code, of principal executive offices)

Robert A. Hamwee
Chief Executive Officer
New Mountain Finance Corporation
787 Seventh Avenue, 48th Floor
New York, NY 10019
(Name and address of agent for service)

COPIES TO:
Steven B. Boehm, Esq.
John J. Mahon, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700
Washington, D.C. 20001
Tel: (202) 383-0100
Fax: (202) 637-3593

                Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

                If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

                It is proposed that this filing will become effective (check appropriate box):

                ☐    when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Stock, $0.01 par value per share(2)(3)(7)

Preferred Stock, $0.01 par value per share(2)

Subscription Rights(2)

Warrants(4)

Debt Securities(5)

Common Stock, $0.01 par value per share(6)(7)	4,843,938	(8)	(8)

Total		$250,000,000(9)	$32,638.52(10)

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by New Mountain Finance Corporation ("NMFC") and New Mountain Finance Holdings, L.L.C. (the "Operating Company", and together with NMFC, the "Registrants") in connection with the sale by NMFC or the Operating Company, as applicable, of the securities registered under this Registration Statement.

(2)
Subject to Note 9 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock of NMFC as may be sold, from time to time.

(3)
Includes such indeterminate number of shares of common stock of NMFC as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock of NMFC.

(4)
Subject to Note 9 below, there is being registered hereunder an indeterminate number of warrants of NMFC as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities of NMFC or the Operating Company, as applicable.

(5)
Subject to Note 9 below, there is being registered hereunder an indeterminate number of debt securities of NMFC or the Operating Company, as applicable, as may be sold, from time to time. If any debt securities of NMFC or the Operating Company, as applicable, are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.

(6)
These shares are being registered on behalf of selling stockholders.

(7)
For each outstanding share of NMFC common stock, NMFC will hold one common membership unit of the Operating Company on a one-to-one basis. No separate consideration will be received for the Operating Company's common membership units in this offering.

(8)
In reliance upon Rule 429 under the Securities Act of 1933, all shares unsold on behalf of such selling stockholders under a registration statement on Form N-2 (File Nos. 333-185955 and 333-185954) (a total of 4,843,938 shares) are carried forward into this registration statement. A registration fee has been previously paid with respect to the 4,843,938 shares being registered on behalf of such selling stockholders.

(9)
In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $250,000,000.

(10)
Previously paid.

                The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                           , 2013

PROSPECTUS

$250,000,000

New Mountain Finance Corporation

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

            New Mountain Finance Corporation ("NMFC") is a holding company with no direct operations of its own, and its only business and sole asset is its ownership of common membership units of New Mountain Finance Holdings, L.L.C. (the "Operating Company"). The Operating Company is an externally managed business development company managed by New Mountain Finance Advisers BDC, L.L.C. and is the operating company for NMFC's business. NMFC and the Operating Company each have elected to be treated as a business development company under the Investment Company Act of 1940. The Operating Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. As of December 4, 2013, NMFC owned approximately 94.4% of the common membership units of the Operating Company and New Mountain Finance AIV Holdings Corporation owned approximately 5.6% of the common membership units of the Operating Company.

            NMFC or the Operating Company, as applicable, may offer, from time to time, in one or more offerings or series, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, which we refer to, collectively, as the "securities". The preferred stock, subscription rights, debt securities and warrants offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

            In the event NMFC offers common stock, the offering price per share of NMFC's common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of NMFC's common stock at the time we make the offering. However, NMFC may issue shares of its common stock pursuant to this prospectus at a price per share that is less than its net asset value per share (i) in connection with a rights offering to NMFC's existing stockholders, (ii) with the prior approval of the majority of NMFC's common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

            The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution". We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

            In addition, this prospectus relates to 4,843,938 shares of NMFC's common stock that may be sold by the selling stockholders identified under "Selling Stockholders", which reflects the offering completed on October 17, 2013 including the exercise of the underwriters' option to purchase up to an additional 900,000 shares of NMFC's common stock on behalf of a selling stockholder. Sales of NMFC's common stock by the selling stockholders, which may occur at prices below the net asset value per share of NMFC's common stock, may adversely affect the market price of NMFC's common stock and may make it more difficult for NMFC to raise capital.

            The selling stockholders identified under "Selling Stockholders" acquired their respective shares of NMFC's common stock either through (i) the concurrent private placement to certain affiliates of NMFC in connection with NMFC's initial public offering or (ii) the formation transactions completed immediately prior to NMFC's initial public offering. Each offering by the selling stockholders of their shares of NMFC's common stock through agents, underwriters or dealers will be accompanied by a prospectus supplement that will identify the selling stockholders that are participating in such offering. NMFC and the Operating Company will not receive any proceeds from the sale of shares of NMFC's common stock by any of the selling stockholders.

            NMFC's common stock is traded on the New York Stock Exchange under the symbol "NMFC". On December 4, 2013, the last reported sales price on the New York Stock Exchange for NMFC's common stock was $14.69 per share. Based on this last reported sales price of NMFC's common stock, the aggregate market value of the shares of NMFC's common stock held by the selling stockholders identified under "Selling Stockholders" is approximately $71.2 million.

            An investment in NMFC's common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which NMFC invests, through the Operating Company, are subject to special risks. See "Risk Factors" beginning on page 24 to read about factors you should consider, including the risk of leverage, before investing in NMFC's common stock.

            Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

            This prospectus may not be used to consummate sales of NMFC's securities unless accompanied by a prospectus supplement.

            Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplements contain important information about NMFC and the Operating Company that a prospective investor ought to know before investing in NMFC's securities. NMFC and the Operating Company file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting NMFC by mail at 787 Seventh Avenue, 48th Floor, New York, New York 10019 or on our website at http://www.newmountainfinance.com.

                          , 2013

          You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

i

SAFEKEEPING AGENT, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	220
BROKERAGE ALLOCATION AND OTHER PRACTICES	220
LEGAL MATTERS	220
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	220
AVAILABLE INFORMATION	221
PRIVACY NOTICE	221
INDEX TO FINANCIAL STATEMENTS	F-1

ii

ABOUT THIS PROSPECTUS

          This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission ("SEC"), using the "shelf" registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), NMFC or the Operating Company, as applicable, may offer, from time to time, in one or more offerings, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, on terms to be determined at the time of the offering. In addition, this prospectus relates to 4,843,938 shares of NMFC's common stock that may be sold by the selling stockholders identified under "Selling Stockholders", which reflects the offering completed on October 17, 2013 including the exercise of the underwriters' option to purchase up to an additional 900,000 shares of NMFC's common stock on behalf of a selling stockholder. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the offerings of securities that NMFC or the Operating Company, as applicable, may conduct pursuant to this prospectus. Each time NMFC or the Operating Company, as applicable, uses this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

          Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under "Available Information" and in the "Summary" and "Risk Factors" sections before you make an investment decision.

iii

 PROSPECTUS SUMMARY

          The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements, including the risks set forth under the caption "Risk Factors" in this prospectus and any accompanying prospectus supplement and the information set forth under the caption "Available Information" in this prospectus.

  In this prospectus, unless the context otherwise requires, references to:

  •
  "NMFC" refers to New Mountain Finance Corporation, a Delaware corporation, which was incorporated on June 29, 2010 in preparation for the initial public offering;

  •
  "NMF SLF" refers to New Mountain Finance SPV Funding, L.L.C.;

  •
  "Operating Company" refers to New Mountain Finance Holdings, L.L.C., a Delaware limited liability company, which is the operating company for our business. References to the Operating Company include New Mountain Finance Holdings, L.L.C.'s wholly-owned subsidiary, NMF SLF, unless the context otherwise requires. References to the Operating Company exclude NMF SLF when referencing the Operating Company's common membership units, board of directors, and credit facility or leverage;

  •
  "Guardian AIV" refers to New Mountain Guardian AIV, L.P.;

  •
  "AIV Holdings" refers to New Mountain Finance AIV Holdings Corporation, a Delaware corporation which was incorporated on March 11, 2011, of which Guardian AIV is the sole stockholder;

  •
  "New Mountain Finance Entities", "we", "us" and "our" refer to NMFC, the Operating Company and AIV Holdings, collectively; except for references to the registration statement of which this prospectus forms a part and the offering of securities thereunder, in which case references to "we", "us" and "our" refer to NMFC and the Operating Company only.

  •
  "Investment Adviser" refers to New Mountain Finance Advisers BDC, L.L.C., the Operating Company's investment adviser;

  •
  "Administrator" refers to the New Mountain Finance Entities' administrator, New Mountain Finance Administration, L.L.C.;

  •
  "New Mountain Capital" refers to New Mountain Capital Group, L.L.C. and its affiliates;

  •
  "Predecessor Entities" refers to New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries prior to the initial public offering;

  •
  "Holdings Credit Facility" refers to the Operating Company's Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated May 19, 2011, as amended;

  •
  "SLF Credit Facility" refers to NMF SLF's Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 27, 2010, as amended; and

  •
  "Credit Facilities" refers to the Holding Credit Facility and the SLF Credit Facility, collectively.

Overview

          The Operating Company is a Delaware limited liability company. The Operating Company is externally managed and has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, the Operating Company is obligated to comply with certain regulatory requirements. The Operating Company intends to be treated as a partnership for federal income tax purposes for so long as it has at least two members.

          The Operating Company is externally managed by the Investment Adviser. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $9.0 billion as of September 30, 2013. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. The Operating Company, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

          NMFC is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code").

          AIV Holdings is a Delaware corporation that was originally incorporated on March 11, 2011. Guardian AIV, a Delaware limited partnership, is AIV Holdings' sole stockholder. AIV Holdings is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. As such, AIV Holdings is obligated to comply with certain regulatory requirements. AIV Holdings has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under the Code.

          On May 19, 2011, NMFC priced its initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, the Operating Company owns all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

          NMFC and AIV Holdings are holding companies with no direct operations of their own, and their sole asset is their ownership in the Operating Company. NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of the Operating Company, pursuant to which NMFC and AIV Holdings were admitted as members of the Operating Company. NMFC acquired from the Operating Company, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of the Operating Company (the number of units are equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of the Operating Company equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of the Operating Company prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in the Operating Company. Guardian AIV contributed its units in the Operating Company to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings has the right to exchange all or any portion of its units in the Operating Company for shares of NMFC's common stock on a one-for-one basis at any time.

          Since NMFC's IPO, and through September 30, 2013, NMFC raised approximately $190.4 million in net proceeds from additional offerings of common stock and issued shares valued at approximately $193.7 million to AIV Holdings for exchanged units. NMFC acquired from the Operating Company units of the Operating Company equal to the number of shares of NMFC's common stock sold in additional offerings. As of September 30, 2013, NMFC and AIV Holdings owned approximately 85.3% and 14.7%, respectively, of the units of the Operating Company.

          The current structure was designed to generally prevent NMFC and its stockholders from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings and its stockholders. The result is that any distributions made to NMFC's stockholders that are attributable to such gains generally will not be treated as taxable dividends but rather as return of capital. See "Material Federal Income Tax Considerations".

          The diagram below depicts the New Mountain Finance Entities' organizational structure as of September 30, 2013.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
These common membership units are exchangeable into shares of NMFC common stock on a one-for-one basis.

***
New Mountain Finance SPV Funding, L.L.C. ("NMF SLF").

          The Operating Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the Operating Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

          As of September 30, 2013, the Operating Company's net asset value was $641.8 million and its portfolio had a fair value of approximately $1,041.4 million in 57 portfolio companies, with a weighted average yield to maturity of approximately 10.4%. This yield to maturity calculation assumes that all investments not on non-accrual are purchased at fair value on September 30, 2013 and held until their respective maturities with no prepayments or losses and exited at par at maturity. The actual yield to maturity may be higher or lower due to the future selection of the London Interbank Offered Rate ("LIBOR") contracts by the individual companies in the Operating Company's portfolio or other factors.

Recent Developments

          On November 8, 2013, the Operating Company's board of directors, and subsequently NMFC's board of directors, declared a fourth quarter 2013 distribution of $0.34 per unit/share payable on December 31, 2013 to holders of record as of December 17, 2013.

          On October 17, 2013, NMFC completed a public offering of 3,000,000 shares of its common stock and an underwritten secondary public offering of 3,000,000 shares of its common stock on behalf of a selling stockholder, AIV Holdings, at a public offering price of $14.34 per share. In connection with the underwritten secondary public offering, the underwriters purchased an additional 900,000 shares of NMFC's common stock from AIV Holdings with the exercise of the overallotment option to purchase up to an additional 900,000 shares of common stock. The Operating Company received net proceeds of $43.0 million in connection with the sale of 3,000,000 shares by NMFC of its common stock. NMFC did not receive any proceeds from the sale of shares of NMFC's common stock by AIV Holdings. The Operating Company and NMFC bore only their allocable portion of offering expenses related to the public offering of 3,000,000 shares, and did not bear any expenses in connection with the secondary public offering of the 3,900,000 shares of NMFC's common stock on behalf of AIV Holdings, which were borne by AIV Holdings.

          On October 28, 2013, the Operating Company amended its Holdings Credit Facility to increase the maximum amount of revolving borrowings available under the Holdings Credit Facility from $250.0 million to $280.0 million.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages the Operating Company's day-to-day operations and provides it with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring the Operating Company's investments and monitoring and servicing the Operating Company's investments. We currently do not have, and do not intend to have, any employees. As of September 30, 2013, the Investment Adviser was supported by approximately 100 staff members of New Mountain Capital, including 62 investment professionals.

          The Investment Adviser is managed by a five member investment committee (the "Investment Committee"), which is responsible for approving purchases and sales of the Operating Company's investments above $5.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam Collins, Douglas Londal and John Kline. The Investment Committee is responsible for approving all of the Operating Company's investment purchases above $5.0 million. The Investment Committee also monitors investments in the Operating Company's portfolio and approves all asset dispositions above $5.0 million. Purchases and dispositions below $5.0 million may be approved by the Operating Company's Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding more than 10 years ago. We focus on companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are non-cyclical and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and distribution and logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of the board of directors of the New Mountain Finance Entities, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, Chief Executive Officer and President of the New Mountain Finance Entities and Managing Director of New Mountain Capital, was formerly President of GSC Group Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. Douglas Londal, Managing Director of New Mountain Capital, was previously co-head of Goldman, Sachs & Co.'s United States ("U.S.") mezzanine debt team. John Kline, Chief Operating Officer and Executive Vice President of the New Mountain Finance Entities and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

          Many of the debt investments that the Operating Company has made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that the Operating Company has made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or with respect to the Predecessor Entities' business. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Emphasizes capital structure seniority in the Investment Adviser's underwriting process.

Access to Non Mark to Market, Seasoned Leverage Facilities

          The amounts available under the Credit Facilities are generally not subject to reduction as a result of mark to market fluctuations in the Operating Company's portfolio investments. For a detailed discussion of the Credit Facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources".

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities. We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. In addition, many private finance companies and hedge funds have reduced their middle market lending activities due to decreased availability of their own financing.

  •
  Consolidation among commercial banks has reduced the focus on middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

Operating and Regulatory Structure

          NMFC and the Operating Company are closed-end, non-diversified management investment companies that have elected to be treated as BDCs under the 1940 Act and are required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200.0%. NMFC has no material long-term liabilities itself and its only business and sole asset is its ownership of units of the Operating Company. As a result, NMFC looks to the Operating Company's assets for purposes of satisfying the requirements under the 1940 Act otherwise applicable to NMFC. See "Regulation". The Operating Company and NMF SLF have long term liabilities related to the Credit Facilities.

          NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. See "Material Federal Income Tax Considerations". As a RIC, NMFC generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that it timely distributes to its stockholders as dividends if it meets certain source-of-income, distribution and asset diversification requirements. The Operating Company intends to make distributions to its unit holders that will be sufficient to enable NMFC to pay quarterly distributions to its stockholders and to maintain its status as a RIC.

NMFC intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in units of the Operating Company.

Risks

          An investment in our securities involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to NMFC stockholders or prior stockholder approval. See "Risk Factors" and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities. The value of the Operating Company's assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in NMFC or the Operating Company, as applicable. Investing in NMFC or the Operating Company, as applicable, involves other risks, including the following:

  •
  We have a limited operating history;

  •
  The Operating Company may suffer credit losses;

  •
  The Operating Company does not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain Capital;

  •
  There is uncertainty as to the value of the Operating Company's portfolio investments because most of its investments are, and may continue to be in private companies and recorded at fair value. In addition, because NMFC is a holding company, the fair values of the Operating Company's investments are determined by the Operating Company's board of directors in accordance with the Operating Company's valuation policy;

  •
  The Operating Company's ability to achieve its investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, the Operating Company's ability to achieve its investment objective could be significantly harmed;

  •
  The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business;

  •
  The Operating Company operates in a highly competitive market for investment opportunities and may not be able to compete effectively;

  •
  Our business, results of operations and financial condition depends on the Operating Company's ability to manage future growth effectively;

  •
  The Operating Company borrows money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us;

  •
  Changes in interest rates may affect the Operating Company's cost of capital and net investment income;

  •
  Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies;

  •
  We may experience fluctuations in our annual and quarterly results due to the nature of our business;

  •
  The Operating Company's board of directors may change its investment objective, operating policies and strategies without prior notice or member approval, the effects of which may be adverse to your interest as a stockholder;

  •
  NMFC will be subject to corporate-level federal income tax on all of its income if it is unable to maintain RIC status under Subchapter M of the Code, which would have a material adverse effect on its financial performance;

  •
  NMFC may not be able to pay you distributions on its common stock, its distributions to you may not grow over time and a portion of its distributions to you may be a return of capital for federal income tax purposes;

  •
  The Operating Company's investments in portfolio companies may be risky, and the Operating Company could lose all or part of any of its investments;

  •
  The lack of liquidity in the Operating Company's investments may adversely affect our business;

  •
  Economic recessions or downturns could impair the Operating Company's portfolio companies and harm its operating results;

  •
  NMFC is a holding company with no direct operations of its own, and will depend on distributions from the Operating Company to meet its ongoing obligations;

  •
  Any future exchange by AIV Holdings of units of the Operating Company for shares of NMFC's common stock would significantly dilute the voting power of NMFC's current stockholders with respect to the election of NMFC directors or other matters that require the approval of NMFC stockholders only. In addition, the interests of the partners of Guardian AIV following such exchange by AIV Holdings may be adverse to the interests of NMFC's current stockholders and could limit your ability to influence the outcome of key transactions, including any change of control;

  •
  The market price of NMFC's common stock may fluctuate significantly; and

  •
  Sales of substantial amounts of NMFC's common stock in the public market may have an adverse effect on the market price of its common stock.

Company Information

          Our administrative and executive offices are located at 787 Seventh Avenue, 48th Floor, New York, New York 10019, and our telephone number is (212) 720-0300. We maintain a website at http://www.newmountainfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Presentation of Historical Financial Information and Market Data

Historical Financial Information

          Unless otherwise indicated, historical references contained in this prospectus in "Selected Financial and Other Data", "Selected Quarterly Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Senior Securities" and "Portfolio Companies" relate to the Operating Company, which is NMFC's sole investment. The consolidated financial statements of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P. are the Operating Company's historical consolidated financial statements.

Market Data

          Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See "Cautionary Statement Regarding Forward-Looking Statements".

THE OFFERING

          NMFC or the Operating Company, as applicable, may offer, from time to time, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than NMFC's or the Operating Company's, as applicable, net asset value per share (i) in connection with a rights offering to NMFC's existing stockholders, (ii) with the prior approval of the majority of NMFC's common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of NMFC's common stock below net asset value may be dilutive to the net asset value of NMFC's common stock. See "Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus". In addition, this prospectus relates to 4,843,938 shares of NMFC's common stock that may be sold by the selling stockholders identified under "Selling Stockholders", which reflects the offering completed on October 17, 2013 including the exercise of the underwriters' option to purchase up to an additional 900,000 shares of NMFC's common stock on behalf of a selling stockholder. Sales of NMFC's common stock by the selling stockholders, which may occur at prices below the net asset value per share of NMFC's common stock, may adversely affect the market price of NMFC's common stock and may make it more difficult for NMFC to raise capital.

          NMFC's or the Operating Company's securities, as applicable, may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution". We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

          Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds	Unless otherwise specified in a prospectus supplement, the Operating Company intends to use the net proceeds from the sale of our securities for new investments in portfolio companies in accordance with the Operating Company's investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses and distributions to our stockholders/unit holders and for general corporate purposes, and other working capital needs. Proceeds not immediately used for new investments or the temporary repayment of debt will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds".
We will not receive any proceeds from any sale of common stock by the selling stockholders identified under "Selling Stockholders".
New York Stock Exchange Symbol	"NMFC"
Investment Advisory Fees
NMFC does not have an investment adviser. The Operating Company pays the Investment Adviser a fee for its services under an amended and restated investment advisory and management agreement (the "Investment Management Agreement") consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of the Operating Company's gross assets less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Operating Company's gross assets, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Operating Company's "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature each as described in the Investment Management Agreement. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Operating Company's "Adjusted Realized Capital Gains", if any, on a cumulative basis from inception through the end of the year, computed net of all "Adjusted Realized Capital Losses" and "Adjusted Unrealized Capital Depreciation" on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee each as described in the Investment Management Agreement. See "Investment Management Agreement".
Administrator
The Administrator serves as the administrator for us and arranges office space for us and provides us with office equipment and administrative services. The Administrator performs, or oversees the performance of, our financial records, prepares reports to our stockholders/unit holders and reports filed by us with the SEC, monitors the payment of our expenses, and oversees the performance of administrative and professional services rendered to us by others. The Operating Company reimburses the Administrator for the New Mountain Finance Entities' allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the
New Mountain Finance Entities under an administration agreement, as amended and restated (the "Administration Agreement"). See "Administration Agreement".
Distributions
NMFC intends to pay quarterly distributions to its stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by NMFC's board of directors. The distributions NMFC pays to its stockholders in a year may exceed its taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for federal income tax purposes. The specific tax characteristics of NMFC's distributions will be reported to stockholders after the end of the calendar year. The Operating Company intends to make distributions to its members that will be sufficient to enable NMFC to pay quarterly distributions to its stockholders. See "Price Range of Common Stock and Distributions".
Taxation of NMFC
NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, NMFC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it timely distributes to its stockholders as dividends. To maintain its RIC status, NMFC must meet specified source-of-income and asset diversification requirements and distribute annually to its stockholders at least 90.0% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. The Operating Company intends to make distributions to its members that will be sufficient to enable NMFC to obtain and maintain its status as a RIC. See "Price Range of Common Stock and Distributions" and "Material Federal Income Tax Considerations".
Taxation of Operating Company
The Operating Company intends to be treated as a partnership for federal income tax purposes for as long as it has at least two members. As a result, the Operating Company will itself not be subject to federal income tax. Rather, each of the Operating Company's unit holders, including NMFC, will be required to take into account, for federal income tax purposes, its allocable share of the Operating Company's items of income, gain, loss, deduction and credit. NMF SLF is treated as a disregarded entity for federal income tax purposes. As a result, NMF SLF will itself not be subject to federal income tax and, for federal income tax purposes, the Operating Company will take into account all of NMF SLF's assets and items of income, gain, loss, deduction and credit. See "Material Federal Income Tax Considerations".
Dividend Reinvestment Plan
NMFC has adopted an "opt out" dividend reinvestment plan for its stockholders. As a result, if NMFC declares a distribution, then your cash distributions will be automatically reinvested in additional shares of NMFC's common stock, unless you specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal income tax consequences as stockholders who elect to receive their distributions in cash. Cash distributions reinvested in additional shares of NMFC's common stock will be automatically reinvested by NMFC in additional units of the Operating Company. NMFC will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of the shares. NMFC reserves the right to purchase shares of its common stock in the open market in connection with its implementation of the plan if the price at which its newly issued shares are to be credited does not exceed 110.0% of the last determined net asset value of the shares. See "Dividend Reinvestment Plan".
Trading at a Discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that NMFC's common stock may trade at a discount to its net asset value per share is separate and distinct from the risk that its net asset value per share may decline. We cannot predict whether NMFC's common stock will trade above, at or below net asset value.
License Agreement
The New Mountain Finance Entities have entered into a royalty-free license agreement with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the New Mountain Finance Entities a non-exclusive license to use the names "New Mountain" and "New Mountain Finance". See "License Agreement".
Leverage
We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of NMFC's common stock. See "Risk Factors".

Anti-Takeover Provisions	The New Mountain Finance Entities' respective boards of directors are divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures that we may adopt. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of NMFC stockholders. See "Description of NMFC's Capital Stock — Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures".
Available Information
We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus.

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is available at the SEC's public reference room at 100 F Street, NE, Washington, District of Columbia 20549 and on the SEC's website at http://www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

FEES AND EXPENSES

          The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you", "NMFC", the "Operating Company", or "us" or that "we", "NMFC", or the "Operating Company" will pay fees or expenses, stockholders will indirectly bear such fees or expenses through NMFC's investment in the Operating Company.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	N/A	(1)
Offering expenses borne by us (as a percentage of offering price)	N/A	(2)
Dividend reinvestment plan fees	N/A	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	2.2	%(4)
Incentive fees payable under the Investment Management Agreement	2.9	%(5)
Interest payments on borrowed funds	1.4	%(6)
Other expenses	1.0	%(7)

Total annual expenses	7.5	%(8)

Example

          The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in NMFC's common stock. In calculating the following expense amounts, we have assumed that the Operating Company's borrowings and annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$46	$138	$231	$464

          The example and the expenses in the tables above should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

          While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, the Operating Company's performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on the Operating Company's investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on the Operating Company's investments, computed net of all cumulative unrealized depreciation on the Operating Company's investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$56	$165	$273	$536

          The example assumes no sales load. In addition, while the examples assume reinvestment of all distributions at net asset value, participants in NMFC's dividend reinvestment plan will receive a number of shares of NMFC's common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of NMFC's common stock at the close of trading on the dividend payment date. The market price per share of NMFC's common stock may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding the dividend reinvestment plan.

(1)
In the event that the shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The prospectus supplement corresponding to each offering, including each underwritten offering by any of the selling stockholders identified under "Selling Stockholders", will disclose the applicable estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The de minimus expenses of the dividend reinvestment plan are included in "other expenses".

(4)
The base management fee under the Investment Management Agreement is based on an annual rate of 1.75% of the Operating Company's average gross assets for the two most recent quarters less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fees reflected in the table above is based on the nine months ended September 30, 2013. See "Investment Management Agreement".

(5)
Assumes that annual incentive fees earned by the Investment Adviser remain consistent with the incentive fees earned by the Investment Adviser during the nine months ended September 30, 2013 and includes accrued capital gains incentive fee. These accrued capital gains incentive fees would be paid by the Operating Company if the Operating Company ceased operations on September 30, 2013 and liquidated its investments at the September 30, 2013 valuation. As we cannot predict whether the Operating Company will meet the thresholds for incentive fees under the Investment Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the nine months ended September 30, 2013. For more detailed information about the incentive fee calculations, see the "Investment Management Agreement" section of this prospectus.

(6)
We may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with these borrowings are indirectly borne by NMFC's stockholders through its investment in the Operating Company. As of September 30, 2013, the Operating Company had $159.1 million and $215.0 million of indebtedness outstanding under the Holdings Credit Facility and the SLF Credit Facility, respectively. For purposes of this calculation, we have assumed the September 30, 2013 amounts outstanding under these credit facilities, and have computed interest expense using an assumed interest rate of 2.9% for the Holdings Credit Facility and 2.3% for the SLF Credit Facility, which were the rates payable as of September 30, 2013. See "Senior Securities".

(7)
"Other expenses" include the New Mountain Finance Entities' overhead expenses, including payments by the Operating Company under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the New Mountain Finance Entities under the Administration Agreement. Pursuant to the Administration Agreement, and further restricted by the Operating Company, expenses payable to the Administrator by the Operating Company as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) have been capped at $3.5 million for the time period from April 1, 2012 to March 31, 2013 and capped at $4.25 million for the time period from April 1, 2013 to March 31, 2014. This expense ratio does not include any expense cap. Assuming $4.25 million of annual expense, the expense ratio would be 0.7%. See "Administration Agreement".

(8)
The holders of shares of NMFC's common stock indirectly bear the cost associated with our annual expenses through NMFC's investment in the Operating Company.

SELECTED FINANCIAL AND OTHER DATA

          The selected financial and other data should be read in conjunction with the respective financial statements and related combined notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus. Financial information as of and for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and as of December 31, 2008 and for the period October 29, 2008 (commencement of operations) to December 31, 2008 has been derived from our financial statements and related combined notes that were audited by Deloitte & Touche, LLP, an independent registered public accounting firm. The financial information for the nine months ended September 30, 2013 was derived from our unaudited financial statements and related combined notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. Our results for the interim periods may not be indicative of our results for any future interim period or the full year. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" below for more information.

          The below selected financial and other data is for the Operating Company.

						Period from October 29, 2008 (commencement of operations) to December 31, 2008
	Nine months ended September 30, 2013	Year ended December 31,
		2012	2011	2010	2009
	(in thousands except units and per unit data)
New Mountain Finance Holdings, L.L.C.
Statement of Operations Data:
Total investment income	$86,267	$85,786	$56,523	$41,375	$21,767	$256
Net expenses	38,438	40,569	17,998	3,911	1,359	—
Net investment income	47,829	45,217	38,525	37,464	20,408	256
Net realized and unrealized gains (losses)	12,034	28,779	(6,848)	26,328	105,272	(1,435)
Net increase (decrease) in net assets resulting from operations	59,863	73,996	31,677	63,792	125,680	(1,179)
Per unit data:
Net asset value	$14.32	$14.06	$13.60	N/A	N/A	N/A
Net increase (decrease) in net assets resulting from operations (basic and diluted)	1.40	2.18	1.02	N/A	N/A	N/A
Dividends declared(1)	1.14	1.71	0.86	N/A	N/A	N/A
Balance sheet data:
Total assets	$1,077,294	$1,025,564	$730,579	$460,224	$330,558	$61,669
Holdings Credit Facility	159,091	206,938	129,038	59,697	77,745	—
SLF Credit Facility	215,000	214,262	165,928	56,936	—	—
Total net assets	641,805	569,939	420,502	241,927	239,441	30,354
Other data:
Total return at net asset value(2)	10.20%	16.61%	10.09%	26.54%	76.38%	NM
Number of portfolio companies at period end	57	63	55	43	24	6
Total new investments for the period	$349,349	$673,218	$493,331	$332,708	$268,382	$63,018
Investment sales and repayments for the period	$315,139	$423,874	231,962	258,202	125,430	132
Weighted average Yield to Maturity on debt portfolio at period end(3) (unaudited)	10.4%	10.1%	10.7%	— (4)	— (4)	— (4)
Weighted average Adjusted Yield to Maturity on debt portfolio at period end(5) (unaudited)	— (5)	— (5)	13.1%	12.5%	12.7%	18.8%
Weighted average common membership units outstanding for the period	42,847,638	34,011,738	30,919,629	N/A	N/A	N/A
Portfolio turnover	30.46%	52.02%	42.13%	76.69%	57.50%	0.22%

N/A — Fund was not unitized as of December 31, 2010, December 31, 2009 and December 31, 2008.

NM — Total return from commencement of operations through December 31, 2008 was deemed not meaningful due to the scaling of operations during this short time period.

(1)
Dividends declared in the nine months ended September 30, 2013 include a $0.12 per unit special dividend related to a distribution received attributable to the Operating Company's investment in YP Equity Investors LLC. Dividends declared in the year ended December 31, 2012 include a $0.23 per unit special dividend related to estimated realized capital gains attributable to the Operating Company's investments in Lawson Software, Inc. and Infor Lux Bond Company and a $0.14 per unit special dividend intended to minimize to the greatest extent possible NMFC's federal income or excise tax liability. Actual cash payments on the dividends declared to AIV Holdings, only, for the quarters ended March 31, 2012, June 30, 2012 and December 31, 2012, were made on April 4, 2012, July 9, 2012 and January 7, 2013 respectively.

(2)
For the nine months ended September, 2013 and the year ended December 31, 2012, total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the respective period or year. Dividend and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter. For the year ended December 31, 2011, total return is calculated in two parts: (1) from the opening of the first day of the year to NMFC's IPO date, total return is calculated based on net income over weighted average net assets and (2) from NMFC's IPO date to the last day of the year, total return is calculated assuming a purchase at net asset value on NMFC's IPO date and a sale at net asset value on the last day of the year. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value. For the years ended December 31, 2010 and December 31, 2009, total return is the ratio of net income compared to capital, adjusted for capital contributions and distributions.

(3)
The Operating Company's weighted average Yield to Maturity calculation assumes that all investments not on non-accrual are purchased at fair value on the last day of the period and held until their respective maturities with no prepayments or losses and exited at par at maturity.

(4)
Prior to NMFC's IPO, for yield calculation purposes, NMF SLF was treated as a fully levered asset of the Operating Company with NMF SLF's net asset value being included in the yield to maturity calculations. Since NMF SLF is consolidated in accordance with GAAP, at the time of the IPO, the Operating Company began using the weighted average Yield to Maturity concept instead of the "Adjusted Yield to Maturity" concept for yield calculation purposes.

(5)
"Adjusted Yield to Maturity" assumes that the investments in the Operating Company's portfolio are purchased at fair value on the last day of the period and held until their respective maturities with no prepayments or losses and exited at par at maturity. This calculation excludes the impact of existing leverage, except for the non-recourse debt of NMF SLF. NMF SLF is treated as a fully levered asset of the Operating Company, with NMF SLF's net asset value being included for yield calculation purposes.

          The below selected financial and other data is for NMFC.

	Nine months ended September 30, 2013	Year ended December 31, 2012	Period from May 19, 2011 (commencement of operations) to December 31, 2011
	(in thousands except shares and per share data)
New Mountain Finance Corporation
Statement of Operations Data:
Total investment income allocated from the Operating Company	$64,093	$37,511	$13,669
Net expenses allocated from the Operating Company	28,398	17,719	5,324
Net investment income allocated from the Operating Company	35,695	19,792	8,345
Net realized and unrealized gains (losses) allocated from the Operating Company	8,320	12,087	(4,235)
Net change in unrealized (depreciation) appreciation of investment in the Operating Company	(40)	(95)	6,221
Net increase (decrease) in net assets resulting from operations	43,975	31,784	10,331
Per share data:
Net asset value	$14.32	$14.06	$13.60
Net increase (decrease) in net assets resulting from operations (basic)	1.38	2.14	0.97
Net increase (decrease) in net assets resulting from operations (diluted)	1.40	2.18	0.38
Dividends declared(1)	1.14	1.71	0.86
Balance sheet data:
Total assets	$547,722	$345,331	$145,487
Total net assets	547,722	341,926	145,487
Other data:
Total return at market value(2)	4.58%	24.84%	4.16%
Total return at net asset value(3)	10.20%	16.61%	2.82%
Weighted average shares outstanding for the period	31,952,623	14,860,838	10,697,691

(1)
Dividends declared in the nine months ended September 30, 2013 include a $0.12 per unit special dividend related to a distribution received attributable to the Operating Company's investment in YP Equity Investors LLC. Dividends declared in the year ended December 31, 2012 include a $0.23 per share special dividend related to estimated realized capital gains attributable to the Operating Company's investments in Lawson Software, Inc. and Infor Lux Bond Company and a $0.14 per share special dividend intended to minimize to the greatest extent possible NMFC's federal income or excise tax liability.

(2)
For the nine months ended September 30, 2013 and the year ended December 31, 2012, total return is calculated assuming a purchase of common stock on the opening of the first day of the year and a sale on the closing of the last business day of the respective periods. For the period May 19, 2011 to December 31, 2011, total return is calculated assuming a purchase of common stock at IPO and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under NMFC's dividend reinvestment plan.

(3)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

SELECTED QUARTERLY FINANCIAL DATA

          The selected quarterly financial data should be read in conjunction with the respective financial statements and related combined notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus. The following table sets forth certain quarterly financial data for the quarters ended September 30, 2013, June 30, 2013 and March 31, 2013 and for each of the quarters for the fiscal years ended December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 of the Operating Company, which is derived from the Operating Company's financial statements and related combined notes, and for the quarters ended September 30, 2013, June 30, 2013 and March 31, 2013 and each of the quarters for the fiscal year ended December 31, 2012 and for each of the quarters from May 19, 2011 (commencement of operations) through December 31, 2011 of NMFC. This data is derived from our unaudited financial statements and related combined notes. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included in this prospectus for more information.

          The below selected quarterly financial data is for the Operating Company.

	Investment Income		Net Investment Income		Total Net Realized Gains and Net Changes in Unrealized Appreciation (Depreciation) of Investments		Net Increase (Decrease) in Capital Resulting from Operations
Quarter Ended	Total	Per Unit	Total	Per Unit	Total	Per Unit	Total	Per Unit
	(in thousands except for per unit data)
September 30, 2013	$25,793	$0.57	$12,659	$0.29	$7,819	$0.17	$20,478	$0.46
June 30, 2013	35,156	0.82	23,543	0.55	(8,719)	(0.21)	14,824	0.34
March 31, 2013	25,318	0.62	11,627	0.28	12,934	0.32	24,561	0.60
December 31, 2012	$24,713	$0.65	$13,522	$0.36	$3,478	$0.09	$17,000	$0.45
September 30, 2012	21,752	0.60	10,136	0.28	12,109	0.34	22,245	0.62
June 30, 2012	20,299	0.66	11,646	0.38	(561)	(0.02)	11,085	0.36
March 31, 2012	19,022	0.62	9,913	0.32	13,754	0.45	23,667	0.77
December 31, 2011	$17,127	$0.55	$9,540	$0.31	$8,317	$0.27	$17,857	$0.58
September 30, 2011	15,069	0.49	10,002	0.32	(21,255)	(0.68)	(11,253)	(0.36)
June 30, 2011	13,116	0.42	9,554	0.31	(899)	(0.03)	8,655	0.28
March 31, 2011	11,212	N/A	9,429	N/A	6,990	N/A	16,419	N/A
December 31, 2010	$9,820	N/A	$8,335	N/A	$7,978	N/A	$16,313	N/A
September 30, 2010	13,881	N/A	13,145	N/A	5,560	N/A	18,705	N/A
June 30, 2010	8,597	N/A	7,777	N/A	(5,349)	N/A	2,428	N/A
March 31, 2010	9,077	N/A	8,208	N/A	18,138	N/A	26,346	N/A
December 31, 2009	$7,617	N/A	$6,617	N/A	$1,617	N/A	$8,234	N/A
September 30, 2009	6,148	N/A	6,030	N/A	33,709	N/A	39,739	N/A
June 30, 2009	5,092	N/A	4,877	N/A	42,562	N/A	47,439	N/A
March 31, 2009	2,910	N/A	2,883	N/A	27,385	N/A	30,268	N/A

N/A — Not applicable, as the Operating Company was not unitized until May 19, 2011.

          The below selected quarterly financial data is for NMFC.

	Net Investment Income allocated from the Operating Company		Total Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets Resulting from Operations
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share
	(in thousands except for per share data)
September 30, 2013	$10,803	$0.29	$6,664	$0.17	$17,467	$0.46
June 30, 2013	17,674	0.55	(6,682)	(0.21)	10,992	0.34
March 31, 2013	7,218	0.28	8,298	0.33	15,516	0.61
December 31, 2012	$7,759	$0.36	$2,047	$0.09	$9,806	$0.45
September 30, 2012	4,574	0.28	5,381	0.34	9,955	0.62
June 30, 2012	4,029	0.38	(194)	(0.02)	3,835	0.36
March 31, 2012	3,430	0.32	4,758	0.45	8,188	0.77
December 31, 2011	$3,301	$0.31	$2,877	$0.27	$6,178	$0.58
September 30, 2011	3,460	0.32	(7,353)	(0.68)	(3,893)	(0.36)
June 30, 2011	1,584	0.15	6,462	0.60	8,046	0.75
March 31, 2011	N/A	N/A	N/A	N/A	N/A	N/A

N/A — Not applicable, as NMFC did not commence operations until May 19, 2011.

RISK FACTORS

          Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of NMFC's common stock could decline or the value of our preferred stock, subscription rights, warrants or debt securities may decline, and you may lose all or part of your investment.

RISKS IN THE CURRENT ECONOMIC ENVIRONMENT

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact the Operating Company's liquidity, financial condition and earnings, thus affecting the financial condition and earnings of NMFC.

          The U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the U.S. from "AAA" to "AA+" in August 2011. The impact of this or any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments, and the government's credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with the Operating Company's debt portfolio and its ability to access the debt markets on favorable terms. In addition, the decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on NMFC's stock price. Continued adverse economic conditions could have a material adverse effect on the New Mountain Finance Entities' business, financial condition and results of operations.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

We have a limited operating history.

          NMFC is a newly-formed entity while the Operating Company commenced operations in October 2008, owning all of the operations, including all of the assets and liabilities, of the Predecessor Entities. NMFC is a holding company with no direct operations of its own, and its only business and sole asset is its ownership of units of the Operating Company. As a result, we are subject to many of the business risks and uncertainties associated with any new business, including the risk that we may not achieve the Operating Company's investment objective and that, as a result, the value of NMFC's common stock and the Operating Company's units could decline substantially.

The Operating Company may suffer credit losses.

          Investments in small and middle market businesses are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently been experiencing.

The Operating Company does not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by the New Mountain Capital.

          The Operating Company does not expect to replicate the Predecessor Entities' historical performance or the historical performance of New Mountain Capital's investments. The Operating Company's investment returns may be substantially lower than the returns achieved by the Predecessor Entities. Although the Predecessor Entities commenced operations during otherwise unfavorable economic conditions, this was a favorable environment in which the Operating Company could conduct its business in light of its investment objectives and strategy. In addition, the Operating Company's investment strategies may differ from those of New Mountain Capital or its affiliates. The New Mountain Finance Entities, as BDCs, and NMFC as a RIC, are subject to certain regulatory restrictions that do not apply to New Mountain Capital or its affiliates.

          The Operating Company is generally not permitted to invest in any portfolio company in which New Mountain Capital or any of its affiliates currently have an investment or to make any co-investments with New Mountain Capital or its affiliates, except to the extent permitted by the 1940 Act. This may adversely affect the pace at which the Operating Company makes investments. Moreover, the Operating Company may operate with a different leverage profile than the Predecessor Entities. Furthermore, none of the prior results from the Predecessor Entities were from public reporting companies, and all or a portion of these results were achieved in particularly favorable market conditions for the Operating Company's investment strategy which may never be repeated. Finally, we can offer no assurance that the Operating Company's investment team will be able to continue to implement its investment objective with the same degree of success as it has had in the past.

There is uncertainty as to the value of the Operating Company's portfolio investments because most of its investments are, and may continue to be in private companies and recorded at fair value. In addition, because NMFC is a holding company, the fair values of the Operating Company's investments are determined by the Operating Company's board of directors in accordance with the Operating Company's valuation policy.

          Some of the Operating Company's investments are and may be in the form of securities or loans that are not publicly traded. The fair value of these investments may not be readily determinable. Under the 1940 Act, the Operating Company is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by its board of directors, including to reflect significant events affecting the value of its securities. The Operating Company values its investments for which it does not have readily available market quotations quarterly, or more frequently as circumstances require, at fair value as determined in good faith by its board of directors in accordance with its valuation policy, which is at all times consistent with GAAP.

          The Operating Company's board of directors utilizes the services of one or more independent third-party valuation firms to aid it in determining the fair value with respect to its material unquoted assets in accordance with its valuation policy. The inputs into the determination of fair value of these investments may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.

          The types of factors that the board of directors takes into account in determining the fair value of its investments generally include, as appropriate: available market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business, comparisons of financial ratios of peer companies that are public, comparable merger and acquisition transactions and the principal market and enterprise values. Since these valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Operating Company's determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed.

          Due to this uncertainty, the Operating Company's fair value determinations may cause its net asset value and, consequently, NMFC's net asset value, on any given date, to materially understate or overstate the value that the Operating Company may ultimately realize upon the sale of one or more of our investments. In addition, investors purchasing NMFC's common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant. Since NMFC is a holding company and its only business and sole asset is its ownership of units of the Operating Company, NMFC's net asset value is based on the Operating Company's valuation and its percentage interest in the Operating Company.

          Although the Operating Company's current board of directors is comprised of the same individuals as NMFC's board of directors, there can be no assurances that the Operating Company's board composition will remain the same as NMFC. As a result, the value of your investment in NMFC could be similarly understated or overstated based on the Operating Company's fair value determinations. However, in the event that NMFC's board of directors believes that a different fair value for the Operating Company's investments is appropriate, NMFC's board of directors may discuss the differences in the valuations with the Operating Company's board of directors for the purposes of resolving the differences in valuation. The valuation procedures of NMFC are substantially similar to those utilized by the Operating Company described above.

          The Operating Company may adjust quarterly the valuation of its portfolio to reflect its board of directors' determination of the fair value of each investment in its portfolio. Any changes in fair value are recorded in the Operating Company's statement of operations as net change in unrealized appreciation or depreciation.

The Operating Company's ability to achieve its investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, the Operating Company's ability to achieve its investment objective could be significantly harmed.

          The Operating Company depends on the investment judgment, skill and relationships of the investment professionals of the Investment Adviser, particularly Steven B. Klinsky and Robert Hamwee, as well as other key personnel to identify, evaluate, negotiate, structure, execute, monitor and service its investments. The Investment Adviser, as an affiliate of New Mountain Capital, is supported by New Mountain Capital's team, which as of September 30, 2013 consisted of approximately 100 staff members of New Mountain Capital and its affiliates to fulfill its obligations to the Operating Company under the Investment Management Agreement. The Investment Adviser may also depend upon New Mountain Capital to obtain access to investment opportunities originated by the professionals of New Mountain Capital and its affiliates. The Operating Company's future success depends to a significant extent on the continued service and coordination of the key investment personnel of the Investment Adviser. The departure of any of these individuals could have a material adverse effect on the Operating Company's ability to achieve its investment objective.

          The Investment Committee, which provides oversight over the Operating Company's investment activities, is provided by the Investment Adviser. The Investment Committee currently consists of five members. The loss of any member of the Investment Committee or of other senior professionals of the Investment Adviser and its affiliates without suitable replacement could limit the Operating Company's ability to achieve its investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operation and cash flows. To achieve the Operating Company's investment objective, the Investment Adviser may hire, train, supervise and manage new investment professionals to participate in its investment selection and monitoring process. If the Investment Adviser is unable to find investment professionals or do so in a timely manner, our business, financial condition and results of operations could be adversely affected.

The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business.

          Other than the New Mountain Finance Entities, the Investment Adviser has not previously managed a BDC or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other investment vehicles previously managed by the investment professionals of the Investment Adviser. For example, under the 1940 Act, BDCs are required to invest at least 70.0% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income, asset diversification and annual distribution requirements. NMFC has no assets other than its ownership of units of the Operating Company and has no material long-term liabilities. As a result, NMFC looks to the Operating Company's assets and income for purposes of satisfying the requirements under the 1940 Act applicable to BDCs and the requirements under the Code applicable to RICs. The failure to comply with these provisions in a timely manner could prevent NMFC and the Operating Company from qualifying as BDCs or NMFC from qualifying as a RIC and could force us to pay unexpected taxes and penalties, which would have a material adverse effect on our performance. The Investment Adviser's lack of experience in managing a portfolio of assets under the constraints applicable to BDCs and RICs may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve the Operating Company's investment objective. If the Operating Company fails to maintain its status as a BDC or operate in a manner consistent with NMFC's status as a RIC, its operating flexibility could be significantly reduced and NMFC may be unable to maintain its status as a BDC or RIC.

The Operating Company operates in a highly competitive market for investment opportunities and may not be able to compete effectively.

          The Operating Company competes for investments with other BDCs and investment funds (including private equity and hedge funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of its competitors are substantially larger and have considerably greater financial, technical and marketing resources than it does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Operating Company. In addition, some of the Operating Company's competitors may have higher risk tolerances or different risk assessments than the Operating Company has. Furthermore, many of the Operating Company's competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on the New Mountain Finance Entities as BDCs or the source-of-income, asset diversification and distribution requirements that NMFC must satisfy to obtain and maintain its RIC status. These characteristics could allow the Operating Company's competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Operating Company is able to do. There are a number of new BDCs that have recently completed their initial public offerings or that have filed registration statements with the SEC, which could create increased competition for investment opportunities.

          The Operating Company may lose investment opportunities if it does not match its competitors' pricing, terms and structure. With respect to the investments the Operating Company makes, it does not seek to compete based primarily on the interest rates it may offer, and we believe that some of the Operating Company's competitors may make loans with interest rates that may be lower than the rates it offers. In the secondary market for acquiring existing loans, we expect the Operating Company to compete generally on the basis of pricing terms. If the Operating Company matches its competitors' pricing, terms and structure, it may experience decreased net interest income, lower yields and increased risk of credit loss. If the Operating Company is forced to match its competitors' pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Part of the Operating Company's competitive advantage stems from the fact that we believe the market for middle market lending is underserved by traditional bank lenders and other financial sources. A significant increase in the number and/or the size of the Operating Company's competitors in this target market could force it to accept less attractive investment terms. The Operating Company may also compete for investment opportunities with accounts managed by the Investment Adviser or its affiliates. Although the Investment Adviser allocates opportunities in accordance with its policies and procedures, allocations to such other accounts reduces the amount and frequency of opportunities available to the Operating Company and may not be in the best interests of the Operating Company and, consequently, NMFC's stockholders. Moreover, the performance of investment opportunities is not known at the time of allocation. If the Operating Company is not able to compete effectively, its business, financial condition and results of operations may be adversely affected, thus affecting the business, financial condition and results of operations of NMFC. Because of this competition, there can be no assurance that the Operating Company will be able to identify and take advantage of attractive investment opportunities that it identifies or that it will be able to fully invest its available capital.

Our business, results of operations and financial condition depends on the Operating Company's ability to manage future growth effectively.

          The Operating Company's ability to achieve its investment objective and to grow depends on the Investment Adviser's ability to identify, invest in and monitor companies that meet the Operating Company's investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser's structuring of the investment process, its ability to provide competent, attentive and efficient services to the Operating Company and its ability to access financing on acceptable terms. The Investment Adviser has substantial responsibilities under the Investment Management Agreement and may also be called upon to provide managerial assistance to the Operating Company's portfolio companies. These demands on the time of the Investment Adviser and its investment professionals may distract them or slow the Operating Company's rate of investment. In order to grow, the Operating Company and the Investment Adviser may need to retain, train, supervise and manage new investment professionals. However, these investment professionals may not be able to contribute effectively to the work of the Investment Adviser. If the Operating Company is unable to manage its future growth effectively, our business, results of operations and financial condition could be materially adversely affected.

The incentive fee may induce the Investment Adviser to make speculative investments.

          The incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The incentive fee payable to the Investment Adviser is calculated based on a percentage of the Operating Company's return on investment capital. This may encourage the Investment Adviser to use leverage to increase the return on the Operating Company's investments. In addition, because the base management fee is payable based upon the Operating Company's gross assets, which includes any borrowings for investment purposes, but excludes cash and cash equivalents for investment purposes, the Investment Adviser may be further encouraged to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of NMFC's units of the Operating Company and, consequently, the value of NMFC's common stock.

          The incentive fee payable to the Investment Adviser also may create an incentive for the Investment Adviser to invest in instruments that have a deferred interest feature, even if such deferred payments would not provide the cash necessary for the Operating Company to make distributions to NMFC that enable NMFC to pay current distributions to its stockholders. Under these investments, the Operating Company would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment's term, if at all. The Operating Company's net investment income used to calculate the income portion of the incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that the Operating Company has not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligations. In addition, the "catch-up" portion of the incentive fee may encourage the Investment Adviser to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

The Operating Company may be obligated to pay the Investment Adviser incentive compensation even if the Operating Company incurs a loss.

          The Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of the Operating Company's net asset value, decreases in the Operating Company's net asset value makes it easier to achieve the performance threshold. The Operating Company's Pre-Incentive Fee Adjusted Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that it may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on the Operating Company's statement of operations for that quarter. Thus, the Operating Company may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of its portfolio or the Operating Company incurs a net loss for that quarter.

The Operating Company borrows money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us.

          The Operating Company borrows money as part of its business plan. Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital and may, consequently, increase the risk of investing in us. We expect the Operating Company to continue to use leverage to finance its investments. The Operating Company is generally prohibited from or subject to limitations on incurring additional indebtedness, including issuing any debt securities, under the Credit Facilities, without obtaining any necessary approvals, consents, amendments or waivers from the lenders thereto. Lenders under the Holdings Credit Facility have fixed dollar claims on the Operating Company's assets that are superior to NMFC's claim as a member of the Operating Company, and, consequently, superior to claims of NMFC's common stockholders. If the value of the Operating Company's assets decreases, leveraging would cause its net asset value and, consequently, NMFC's net asset value, to decline more sharply than it otherwise would have had it not leveraged. Similarly, any decrease in the Operating Company's income would cause its net income and consequently NMFC's net income to decline more sharply than they would have had it not borrowed. Such a decline could adversely affect the Operating Company's ability to make distributions to its members and, consequently, NMFC's ability to make common stock dividend payments. In addition, because the Operating Company's investments may be illiquid, the Operating Company may be unable to dispose of them or to do so at a favorable price in the event it needs to do so if it is unable to refinance any indebtedness upon maturity and, as a result, we may suffer losses. Leverage is generally considered a speculative investment technique.

          The Operating Company's ability to service any debt that it incurs depends largely on its financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the Investment Adviser's management fee is payable to the Investment Adviser based on gross assets, including those assets acquired through the use of leverage, the Investment Adviser may have a financial incentive to incur leverage which may not be consistent with NMFC's interests and the interests of its common stockholders. In addition, holders of NMFC's common stock will, indirectly, bear the burden of any increase in the Operating Company's expenses as a result of leverage, including any increase in the management fee payable to the Investment Adviser.

          At September 30, 2013, the Operating Company had $159.1 million and $215.0 million of indebtedness outstanding under the Holdings Credit Facility and the SLF Credit Facility, respectively. The Holdings Credit Facility had a weighted average interest rate of 2.9% for the nine months ended September 30, 2013 and the SLF Credit Facility had a weighted average interest rate of 2.3% for the nine months ended September 30, 2013.

          Illustration.    The following table illustrates the effect of leverage on returns from an investment in NMFC's common stock assuming various annual returns, net of expenses and adjusted for unsettled securities purchased. The calculations in the table below are hypothetical. Actual returns may be higher or lower than those appearing below and will also depend on NMFC's ownership interest in the Operating Company. The calculation assumes (i) $1,077.3 million in total assets, (ii) a weighted average cost of borrowings of 2.5%, (iii) $374.1 million in debt outstanding and (iv) $641.8 million in members' capital.

Assumed Return on the Operating Company's Portfolio
(net of expenses)

	(10.0)%	(5.0)%	0%	5.0%	10.0%
Corresponding return to stockholder	(18.3)%	(9.9)%	(1.5)%	6.9%	15.3%

We may need to raise additional capital to grow.

          All of the proceeds from the IPO, the Concurrent Private Placement and subsequent offerings by NMFC were contributed to the Operating Company in exchange for NMFC's acquisition of units of the Operating Company. The Operating Company may need additional capital to fund new investments and grow its portfolio of investments once the Operating Company has fully invested these proceeds. NMFC may access the capital markets periodically to issue equity securities, which would in turn increase the equity capital available to the Operating Company. In addition, the Operating Company may also issue debt securities or borrow from financial institutions in order to obtain such additional capital. However, the Operating Company is generally prohibited from or subject to limitations on incurring additional indebtedness, including issuing any debt securities, under the Credit Facilities, without obtaining any necessary approvals, consents, amendments or waivers from the lenders thereto. NMFC is not permitted to own any securities other than its units of the Operating Company. As a result, any proceeds from offerings by NMFC of equity securities would be contributed to the Operating Company. Unfavorable economic conditions could increase NMFC and the Operating Company's funding costs and limit their access to the capital markets or result in a decision by lenders not to extend credit to the Operating Company. A reduction in the availability of new capital could limit the Operating Company's ability to grow. In addition, NMFC is required to distribute at least 90.0% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to its stockholders to obtain and maintain its RIC status. As a result, these earnings will not be available to fund new investments. If NMFC or the Operating Company is unable to access the capital markets or if the Operating Company is unable to borrow from financial institutions, the Operating Company may be unable to grow its business and execute its business strategy fully and our earnings, if any, could decrease which could have an adverse effect on the value of NMFC's securities.

If the Operating Company is unable to comply with the covenants or restrictions in the Credit Facilities, our business could be materially adversely affected.

          The Credit Facilities include covenants that, subject to exceptions, among other things, generally prohibit the Operating Company from or subject it to limitations on incurring additional indebtedness (including issuing any debt securities) and restrict the Operating Company's ability to pay distributions, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Holdings Credit Facility also includes a change of control provision that accelerates the indebtedness under the facility in the event of certain change of control events. Complying with these restrictions may prevent the Operating Company from taking actions that we believe would help it to grow its business or are otherwise consistent with its investment objective. These restrictions could also limit the Operating Company's ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. For example, these restrictions, as currently in effect, would prohibit the Operating Company from or subject it to limitations on incurring any additional indebtedness, which would include issuing any debt securities. However, in the event that the Operating Company obtains any necessary approvals, consents, amendments or waivers from the lenders under the Credit Facilities to permit the issuance of debt securities, the Operating Company may issue debt securities in one or more series as described under "Description of the Operating Company's Debt Securities" herein. In addition, the restrictions contained in the Credit Facilities could limit the Operating Company's ability to make distributions to its members in certain circumstances which could result in NMFC failing to qualify as a RIC and thus becoming subject to corporate-level federal income tax (and any applicable state and local taxes).

          The breach of any of the covenants or restrictions unless cured within the applicable grace period, would result in a default under the applicable Credit Facilities that would permit the lenders thereunder to declare all amounts outstanding to be due and payable. In such an event, the Operating Company may not have sufficient assets to repay such indebtedness. As a result, any default could have serious consequences to our financial condition. An event of default or an acceleration under the Credit Facilities could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact the Operating Company's liquidity. An event of default under the Holdings Credit Facility will trigger an event of default under the SLF Credit Facility. The Operating Company may not be granted waivers or amendments to the Credit Facilities if for any reason it is unable to comply with it, and the Operating Company may not be able to refinance the Credit Facilities on terms acceptable to it, or at all.

The Operating Company may enter into reverse repurchase agreements, which are another form of leverage.

          Subject to limitations in the Credit Facilities, the Operating Company may enter into reverse repurchase agreements as part of its management of its investment portfolio. Under a reverse repurchase agreement, the Operating Company will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the payor will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Operating Company.

          The Operating Company's use of reverse repurchase agreements, if any, involves many of the same risks involved in its use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired with the proceeds of a reverse repurchase agreement may decline below the price of the securities that it has sold but remains obligated to repurchase under the reverse repurchase agreement. In addition, there is a risk that the market value of the securities effectively pledged by the Operating Company may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Operating Company may be adversely affected. Also, in entering into reverse repurchase agreements, the Operating Company would bear the risk of loss to the extent that the proceeds of such agreements at settlement are more than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Operating Company's net asset value would decline, and, in some cases, we may be worse off than if such instruments had not been used.

If the Operating Company is unable to obtain additional debt financing, or if its borrowing capacity is materially reduced, our business could be materially adversely affected.

          The Operating Company may want to obtain additional debt financing, or need to do so upon maturity of its Credit Facilities, in order to obtain funds which may be made available for investments. The Operating Company is generally prohibited from or subject to limitations on incurring additional indebtedness, including issuing any debt securities, under the Credit Facilities without obtaining any necessary approvals, consents, amendments or waivers from the lenders thereto. The revolving period under the Holdings Credit Facility ends on October 27, 2014, and the Holdings Credit Facility matures on October 27, 2016. The revolving period under the SLF Credit Facility ends on October 27, 2014, and the SLF Credit Facility matures on October 27, 2016. If the Operating Company is unable to increase, renew or replace any such facility and enter into a new debt financing facility or other debt financing on commercially reasonable terms, its liquidity may be reduced significantly. Further, if the Operating Company is unable to obtain any necessary approvals, consents, amendments, or waivers from the lenders under the Credit Facilities to permit the issuance of debt securities, the Operating Company would be prohibited from or subject to limitations on incurring any additional indebtedness, including issuing the debt securities described herein. In addition, if the Operating Company is unable to repay amounts outstanding under any such facilities and is declared in default or is unable to renew or refinance these facilities, it may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that the Operating Company may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or the Operating Company, and could materially damage the Operating Company's business operations and, consequently, NMFC's business, results of operations and financial condition.

A renewed disruption in the capital markets and the credit markets could adversely affect our business.

          As BDCs, NMFC and the Operating Company must maintain its ability to raise additional capital for investment purposes. If NMFC or the Operating Company is unable to access the capital markets or credit markets, the Operating Company may be forced to curtail its business operations and may be unable to pursue new investment opportunities. The capital markets and the credit markets have experienced extreme volatility in recent periods, and, as a result, there has been and will likely continue to be uncertainty in the financial markets in general. Disruptions in the capital markets in recent years increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. In addition, a prolonged period of market illiquidity may cause the Operating Company to reduce the volume of loans it originates and/or funds and adversely affect the value of our portfolio investments. Unfavorable economic conditions could also increase the Operating Company's funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to the Operating Company. These events could limit the Operating Company's investment originations, limit its ability to grow and negatively impact our operating results. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict the Operating Company's business operations and, consequently, could adversely impact NMFC's business, results of operations and financial condition.

          If the fair value of the Operating Company's assets declines substantially, it may fail to maintain the asset coverage ratios imposed upon it by the 1940 Act and contained in its Credit Facilities. Any such failure would affect the Operating Company's ability to issue senior securities, including borrowings, draw on its Credit Facilities and pay distributions, which could materially impair its business operations. The Operating Company's liquidity could be impaired further by NMFC or the Operating Company's inability to access the capital or credit markets. For example, we cannot be certain that the Operating Company will be able to renew its credit facilities as they mature or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally in recent years. In addition, adverse economic conditions due to these disruptive conditions could materially impact the Operating Company's ability to comply with the financial and other covenants in any existing or future credit facilities. If the Operating Company is unable to comply with these covenants, its business could be materially adversely affected, which could, as a result, materially adversely affect NMFC's business, results of operations and financial condition.

Changes in interest rates may affect the Operating Company's cost of capital and net investment income.

          To the extent the Operating Company borrows money to make investments, the Operating Company's net investment income depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, a significant change in market interest rates may have a material adverse effect on the Operating Company's net investment income in the event it uses debt to finance its investments. In periods of rising interest rates, the Operating Company's cost of funds would increase, which could reduce its net investment income. The Operating Company may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

The incentive fee the Operating Company pays to the Investment Adviser with respect to capital gains may be effectively greater than 20.0%.

          As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee the Operating Company pays to the Investment Adviser, the cumulative aggregate capital gains fee received by the Investment Adviser could be effectively greater than 20.0%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. We cannot predict whether, or to what extent, this payment calculation would affect your investment in NMFC common stock.

RISKS RELATED TO OUR OPERATIONS

Because the Operating Company intends to make distributions to its members that will be sufficient to enable NMFC to obtain and maintain its status as a RIC, and because NMFC intends to distribute substantially all of its income to its stockholders to obtain and maintain its status as a RIC, the Operating Company will continue to need additional capital to finance its growth. If additional funds are unavailable or not available on favorable terms, the Operating Company's ability to grow may be impaired.

          In order for NMFC to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, the Operating Company intends to make distributions to its members that will be sufficient to enable NMFC to obtain and maintain its status as a RIC, and NMFC intends to distribute to its stockholders substantially all of its annual taxable income, except that NMFC may retain certain net capital gains for reinvestment in units of the Operating Company, and treat such amounts as deemed distributions to its stockholders. If NMFC elects to treat any amounts as deemed distributions, NMFC must pay income taxes at the corporate rate on such deemed distributions on behalf of its stockholders. As a result of these requirements, NMFC and the Operating Company may need to raise capital from other sources to grow its business.

          As a BDC, the Operating Company is required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of the Operating Company's borrowings and any outstanding preferred membership units, of at least 200.0%. The Operating Company consolidates the assets and liabilities of NMF SLF for the purposes of its financial statements and calculating compliance with the 200.0% asset coverage ratio. Since NMFC has no assets other than its ownership of units of the Operating Company and has no material long-term liabilities, NMFC looks to the Operating Company's assets for purposes of satisfying this test. These requirements limit the amount that the Operating Company may borrow. Because the Operating Company continues to need capital to grow its investment portfolio, these limitations may prevent the Operating Company from incurring debt and require NMFC to raise additional equity at a time when it may be disadvantageous to do so. While we expect the Operating Company will be able to borrow and to issue additional debt securities and expect that NMFC will be able to issue additional equity securities, which would in turn increase the equity capital available to the Operating Company, we cannot assure you that debt and equity financing will be available to the Operating Company on favorable terms, or at all. In addition, as a BDC, NMFC generally is not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to NMFC or the Operating Company, the Operating Company may be forced to curtail or cease new investment activities, and the Operating Company's net asset value and, consequently, NMFC's net asset value, could decline.

Our ability to enter into transactions with our affiliates is restricted.

          As BDCs, the New Mountain Finance Entities are prohibited under the 1940 Act from participating in certain transactions with their respective affiliates without the prior approval of their respective independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5.0% or more of NMFC's outstanding voting securities is an affiliate of the New Mountain Finance Entities for purposes of the 1940 Act. The New Mountain Finance Entities are generally prohibited from buying or selling any securities (other than their respective securities) from or to an affiliate. The 1940 Act also prohibits certain "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of independent directors and, in some cases, the SEC. If a person acquires more than 25.0% of NMFC's voting securities, the New Mountain Finance Entities are prohibited from buying or selling any security (other than their respective securities) from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the New Mountain Finance Entities' ability to transact business with their respective officers or directors or their affiliates. As a result of these restrictions, the Operating Company may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by any affiliate of the Investment Adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Operating Company.

The Investment Adviser has significant potential conflicts of interest with NMFC and the Operating Company and, consequently, your interests as stockholders which could adversely impact our investment returns.

          The New Mountain Finance Entities' executive officers and directors, as well as the current or future investment professionals of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by the New Mountain Finance Entities' affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in your interests as stockholders. Although we are currently New Mountain Capital's only vehicle focused primarily on investing in the investments that we target, in the future, the investment professionals of the Investment Adviser and/or New Mountain Capital employees that provide services pursuant to the Investment Management Agreement may manage other funds which may from time to time have overlapping investment objectives with our own and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to the Operating Company and such other funds. Although the investment professionals endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that the Operating Company may not be given the opportunity to participate in certain investments made by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over the Operating Company. When these investment professionals identify an investment, they may be forced to choose which investment fund should make the investment.

          If the Investment Adviser forms other affiliates in the future, the Operating Company may co-invest on a concurrent basis with such other affiliate, subject to compliance with applicable regulations and regulatory guidance or an exemptive order from the SEC and the Operating Company's allocation procedures. In addition, the Operating Company pays management and incentive fees to the Investment Adviser and reimburses the Investment Adviser for certain expenses it incurs. As a result, investors in NMFC's common stock invest in NMFC and indirectly in the Operating Company, on a "gross" basis and receive distributions on a "net" basis after NMFC's pro rata share of the Operating Company's expenses. Also, the incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Any potential conflict of interest arising as a result of the arrangements with the Investment Adviser could have a material adverse effect on our business, results of operations and financial condition.

The Investment Committee, the Investment Adviser or its affiliates may, from time to time, possess material non-public information, limiting the Operating Company's investment discretion.

          The Investment Adviser's investment professionals, Investment Committee or their respective affiliates may serve as directors of, or in a similar capacity with, companies in which we invest through the Operating Company, the securities of which are purchased or sold on the Operating Company's behalf. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, the Operating Company could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on the Operating Company and, consequently, your interests as stockholders of NMFC.

The valuation process for certain of the Operating Company's portfolio holdings creates a conflict of interest.

          Some of the Operating Company's portfolio investments are made in the form of securities that are not publicly traded. As a result, the Operating Company's board of directors determines the fair value of these securities in good faith. In connection with this determination, investment professionals from the Investment Adviser may provide the Operating Company's board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Steven B. Klinsky, a member of the New Mountain Finance Entities' board of directors, has an indirect pecuniary interest in the Investment Adviser. The participation of the Investment Adviser's investment professionals in the Operating Company's valuation process, and the indirect pecuniary interest in the Investment Adviser by a member of the New Mountain Finance Entities' board of directors, could result in a conflict of interest as the Investment Adviser's management fee is based, in part, on the Operating Company's gross assets and incentive fees are based, in part, on unrealized gains and losses.

Conflicts of interest may exist related to other arrangements with the Investment Adviser or its affiliates.

          The New Mountain Finance Entities have entered into a royalty-free license agreement with New Mountain Capital under which New Mountain Capital has agreed to grant the New Mountain Finance Entities a non-exclusive, royalty-free license to use the name "New Mountain". In addition, the Operating Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the New Mountain Finance Entities under the Administration Agreement, such as rent and the allocable portion of the cost of the New Mountain Finance Entities' chief financial officer and chief compliance officer and their respective staffs. This could create conflicts of interest that the Operating Company's board of directors must monitor.

The Investment Management Agreement with the Investment Adviser and the Administration Agreement with the Administrator were not negotiated on an arm's length basis.

          The Investment Management Agreement and the Administration Agreement were negotiated between related parties. In addition, the New Mountain Finance Entities may choose not to enforce, or to enforce less vigorously, their respective rights and remedies under these agreements because of their desire to maintain their ongoing relationship with the Investment Adviser, the Administrator and their respective affiliates. Any such decision, however, could cause NMFC to breach its fiduciary obligations to its stockholders.

The Investment Adviser's liability is limited under the Investment Management Agreement, and the Operating Company has agreed to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

          Under the Investment Management Agreement, the Investment Adviser does not assume any responsibility other than to render the services called for under that agreement, and it is not responsible for any action of the Operating Company's board of directors in following or declining to follow the Investment Adviser's advice or recommendations. Under the terms of the Investment Management Agreement, the Investment Adviser, its officers, members, personnel, any person controlling or controlled by the Investment Adviser are not liable to the New Mountain Finance Entities, their subsidiaries or any of their respective directors, members or stockholders or any subsidiary's stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Management Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the Investment Adviser's duties under the Investment Management Agreement. In addition, the Operating Company has agreed to indemnify the Investment Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted pursuant to authority granted by the Investment Management Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person's duties under the Investment Management Agreement. These protections may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

The Investment Adviser can resign upon 60 days' notice, and a suitable replacement may not be found within that time, resulting in disruptions in the Operating Company's operations that could adversely affect our business, results of operations and financial condition.

          Under the Investment Management Agreement, the Investment Adviser has the right to resign at any time upon 60 days' written notice, whether a replacement has been found or not. If the Investment Adviser resigns, the Operating Company may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not able to be found on a timely basis, our business, results of operations and financial condition and the Operating Company's ability to pay distributions are likely to be materially adversely affected and the market price of NMFC's common stock may decline. In addition, if the Operating Company is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates, the coordination of its internal management and investment activities is likely to suffer. Even if the Operating Company is able to retain comparable management, whether internal or external, their integration into the Operating Company's business and lack of familiarity with the Operating Company's investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

The Administrator can resign upon 60 days notice from its role as Administrator under the Administration Agreement, and a suitable replacement may not be found, resulting in disruptions that could adversely affect our business, results of operations and financial condition.

          The Administrator has the right to resign under the Administration Agreement upon 60 days' written notice, whether a replacement has been found or not. If the Administrator resigns, it may be difficult to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If a replacement is not found quickly, our business, results of operations and financial condition as well as the Operating Company's ability to pay distributions are likely to be adversely affected and the market price of NMFC's common stock may decline. In addition, the coordination of the New Mountain Finance Entities' internal management and administrative activities is likely to suffer if they are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if a comparable service provider or individuals to perform such services are retained, whether internal or external, their integration into the Operating Company's business and lack of familiarity with the Operating Company's investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

If the New Mountain Finance Entities fail to maintain their status as BDCs, our business and operating flexibility could be significantly reduced.

          The New Mountain Finance Entities qualify as BDCs under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70.0% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against the New Mountain Finance Entities and/or expose the New Mountain Finance Entities to claims of private litigants. In addition, upon approval of a majority of NMFC's stockholders, or, in the Operating Company's case, a majority of its members voting on a pass through basis, the New Mountain Finance Entities may elect to withdraw their respective election as a BDC. If the New Mountain Finance Entities decide to withdraw their election, or if the New Mountain Finance Entities otherwise fail to qualify, or maintain their qualification, as BDCs, the New Mountain Finance Entities may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with these regulations would significantly decrease our operating flexibility and could significantly increase our cost of doing business.

If the Operating Company does not invest a sufficient portion of its assets in qualifying assets, it could be precluded from investing in certain assets or could be required to dispose of certain assets, which could have a material adverse effect on our business, financial condition and results of operations.

          As a BDC, the Operating Company is prohibited from acquiring any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. We may acquire in the future other investments that are not "qualifying assets" to the extent permitted by the 1940 Act. If the Operating Company does not invest a sufficient portion of its assets in qualifying assets, it would be prohibited from investing in additional assets, which could have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent the Operating Company from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require the Operating Company to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If the Operating Company needs to dispose of these investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, the Operating Company may have difficulty in finding a buyer and, even if a buyer is found, it may have to sell the investments at a substantial loss.

The Operating Company's ability to invest in public companies may be limited in certain circumstances.

          To maintain the Operating Company's status, and consequently, NMFC's status as a BDC, the Operating Company is not permitted to acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.

Regulations governing the operations of BDCs will affect NMFC's ability to raise additional equity capital as well as the Operating Company's ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies.

          The Operating Company's business requires a substantial amount of capital. The Operating Company may acquire additional capital from the issuance of senior securities, including borrowing under a credit facility or other indebtedness. In addition, NMFC may also issue additional equity capital, which would in turn increase the equity capital available to the Operating Company. Under the 1940 Act, NMFC is not permitted to own any other securities other than common membership units of the Operating Company. As a result, any proceeds from offerings of NMFC's equity securities would be contributed to the Operating Company and subsequently used by the Operating Company for investment purposes. However, NMFC and the Operating Company may not be able to raise additional capital in the future on favorable terms or at all.

          The Operating Company may issue debt securities, other evidences of indebtedness or preferred membership units, and it may borrow money from banks or other financial institutions, which we refer to collectively as "senior securities", up to the maximum amount permitted by the 1940 Act. The 1940 Act permits the Operating Company to issue senior securities in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200.0% after each issuance of senior securities. The Operating Company consolidates the assets and liabilities of NMF SLF for purposes of its financial statements and calculating compliance with the 200.0% asset coverage ratio. If the Operating Company's asset coverage ratio is not at least 200.0%, it would be unable to issue senior securities, and if it had senior securities outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Credit Facilities), it would be unable to make distributions to its members and, consequently, NMFC and AIV Holdings would be unable to pay dividends. However, at September 30, 2013, the only senior securities outstanding were indebtedness under the Credit Facilities and therefore at September 30, 2013, the Operating Company would not have been precluded from paying distributions. If the value of the Operating Company's or NMF SLF's assets declines, the Operating Company may be unable to satisfy this test. If that happens, the Operating Company or NMF SLF may be required to liquidate a portion of its investments and repay a portion of its indebtedness at a time when such sales may be disadvantageous.

          The Holdings Credit Facility matures on October 27, 2016 and permits borrowings of $250.0 million as of September 30, 2013. The Holdings Credit Facility had $159.1 million in debt outstanding as of September 30, 2013. The SLF Credit Facility matures on October 27, 2016 and permits borrowings of $215.0 million as of September 30, 2013. The SLF Credit Facility had $215.0 million in debt outstanding as of September 30, 2013.

          In addition, the Operating Company may in the future seek to securitize other portfolio securities to generate cash for funding new investments. To securitize loans, the Operating Company would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. The Operating Company would then sell interests in the subsidiary on a non-recourse basis to purchasers and it would retain all or a portion of the equity in the subsidiary. If the Operating Company is unable to successfully securitize its loan portfolio, which must be done in compliance with the relevant restrictions in the Credit Facilities, its ability to grow its business or fully execute its business strategy could be impaired and our earnings, if any, could decrease. The securitization market is subject to changing market conditions and the Operating Company may not be able to access this market when it would otherwise deem appropriate. Moreover, the successful securitization of the Operating Company's portfolio might expose the Operating Company to losses as the residual investments in which it does not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

          NMFC may also obtain capital for use by the Operating Company through the issuance of additional equity capital, which would in turn increase the equity capital available to the Operating Company. As a BDC, NMFC generally is not able to issue or sell its common stock at a price below net asset value per share. If NMFC's common stock trades at a discount to its net asset value per share, this restriction could adversely affect its ability to raise equity capital. NMFC may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below its net asset value per share of the common stock if its board of directors and independent directors determine that such sale is in its best interests and the best interests of its stockholders, and its stockholders approve such sale. In any such case, the price at which NMFC's securities are to be issued and sold may not be less than a price that, in the determination of NMFC's board of directors, closely approximates the market value of such securities (less any underwriting commission or discount). If NMFC raises additional funds by issuing more shares of its common stock or if the Operating Company issues senior securities convertible into, or exchangeable for, NMFC's common stock, the percentage ownership of NMFC's and AIV Holdings' stockholders may decline and you may experience dilution. Any proceeds from the issuance of additional shares of NMFC's common stock would be contributed to the Operating Company and used to purchase, on a one-for-one basis, additional common membership units of the Operating Company.

The Operating Company's business model in the future may depend to an extent upon our referral relationships with private equity sponsors, and the inability of the investment professionals of the Investment Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect its business strategy.

          If the investment professionals of the Investment Adviser fail to maintain existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Operating Company may not be able to grow our investment portfolio. In addition, individuals with whom the investment professionals of the Investment Adviser have relationships are not obligated to provide the Operating Company with investment opportunities, and, therefore, there is no assurance that any relationships they currently or may in the future have will generate investment opportunities for the Operating Company.

We may experience fluctuations in our annual and quarterly results due to the nature of our business.

          We could experience fluctuations in our annual and quarterly operating results due to a number of factors, some of which are beyond our control, including the ability or inability of the Operating Company to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities acquired and the default rate on such securities, the level of the Operating Company's expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Operating Company encounters competition in the markets in which it operates and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

The Operating Company's board of directors may change its investment objective, operating policies and strategies without prior notice or member approval, the effects of which may be adverse to your interest as a stockholder.

          The Operating Company's board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of its operating policies and strategies without prior notice and without member approval. As a result, the Operating Company's board of directors may be able to change its investment policies and objectives without any input from NMFC's stockholders. However, absent member approval, voting on a pass through basis, the Operating Company may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. Under Delaware law and the Operating Company's Limited Liability Company Agreement, the Operating Company also cannot be dissolved without prior member approval, voting on a pass through basis. We cannot predict the effect any changes to the Operating Company's current operating policies and strategies would have on our business, operating results and the market price of NMFC's common stock. Nevertheless, any such changes could adversely affect our business and impair the Operating Company's ability to make distributions to its members, and, consequently, NMFC's ability to make distributions to its stockholders.

NMFC will be subject to corporate-level federal income tax on all of its income if it is unable to maintain RIC status under Subchapter M of the Code, which would have a material adverse effect on its respective financial performance.

          Although NMFC intends to continue to qualify annually as a RIC under Subchapter M of the Code, no assurance can be given that NMFC will be able to maintain its RIC status. To maintain RIC status and be relieved of federal income taxes on income and gains distributed to its stockholders, NMFC must meet the annual distribution, source-of-income and asset diversification requirements described below. However, NMFC has no assets, other than its direct ownership of units of the Operating Company, and no source of cash flow, other than distributions from the Operating Company. NMFC is not permitted to conduct any business or ventures, other than in connection with the acquisition, ownership or disposition of units of the Operating Company and its operation as a public reporting company. Accordingly, NMFC looks to the assets and income of the Operating Company, and relies on the distributions made by the Operating Company to its members, for purposes of satisfying these requirements.

  •
  The annual distribution requirement for a RIC will be satisfied if NMFC distributes to its stockholders on an annual basis at least 90.0% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Operating Company and NMF SLF use debt financing, the Operating Company is subject to an asset coverage ratio requirement under the 1940 Act, and the Operating Company and NMF SLF are subject to certain financial covenants contained in the Credit Facilities and other debt financing agreements (as applicable). This asset coverage ratio requirement and these financial covenants could, under certain circumstances, restrict NMF SLF from making distributions to the Operating Company, and/or restrict the Operating Company from making distributions to its members, which distributions are necessary for NMFC to satisfy the distribution requirement. If the Operating Company is unable to obtain cash from other sources, and thus is unable to make sufficient distributions to its members, NMFC could fail to qualify for RIC tax treatment and thus become subject to corporate-level federal income tax (and any applicable state and local taxes).

  •
  The source-of-income requirement will be satisfied if at least 90.0% of NMFC's allocable share of the Operating Company's gross income for each year is derived from dividends, interest, gains from the sale of stock or securities or similar sources.

  •
  The asset diversification requirement will be satisfied if NMFC meets certain asset diversification requirements at the end of each quarter of its taxable year. To satisfy this requirement, at least 50.0% of the value of NMFC's assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25.0% of the value of NMFC's assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships". Failure to meet these requirements may result in the Operating Company having to dispose of certain investments quickly in order to prevent the loss of NMFC's RIC status. Because most of the Operating Company's investments are intended to be in private companies, and therefore may be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

          Although there is no authority directly applicable to NMFC and thus the matter is not free from doubt, it is expected that NMFC is treated as if it directly invested in its pro rata share of the Operating Company's assets for purposes of satisfying the asset diversification requirement. However, there can be no assurance that the IRS will not successfully assert that NMFC does not meet the asset diversification requirement because it is unable to look to the Operating Company's assets for purpose of that requirement. In that case, NMFC would fail to qualify as a RIC and thus become subject to corporate-level federal income tax (and any applicable state and local taxes).

          If NMFC fails to qualify for or maintain its RIC status for any reason, and NMFC does not qualify for certain relief provisions under the Code, NMFC would be subject to corporate-level federal income tax (and any applicable state and local taxes). In this event, the resulting taxes could substantially reduce NMFC's net assets, the amount of income available for distribution and the amount of its distributions, which would have a material adverse effect on its financial performance.

You may have current tax liabilities on distributions you reinvest in common stock of NMFC.

          Under the dividend reinvestment plan, if you own shares of common stock of NMFC registered in your own name, you will have all cash distributions automatically reinvested in additional shares of common stock of NMFC unless you opt out of the dividend reinvestment plan by delivering notice by phone, internet or in writing to the plan administrator at least three days prior to the payment date of the next dividend or distribution. If you have not "opted out" of the dividend reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in common stock of NMFC to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your federal income tax liability on the value of the common stock received.

NMFC may not be able to pay you distributions on its common stock, its distributions to you may not grow over time and a portion of their distributions to you may be a return of capital for federal income tax purposes.

          NMFC intends to pay quarterly distributions to its stockholders out of assets legally available for distribution. We cannot assure you that we will continue to achieve investment results that will allow NMFC to make a specified level of cash distributions or year-to-year increases in cash distributions. If the Operating Company is unable to satisfy the asset coverage test applicable to it as a BDC, or if it violates certain covenants under the Credit Facilities, the Operating Company's ability to pay distributions to its members could be limited, thereby limiting NMFC's ability to pay distributions to its stockholders. All distributions are paid at the discretion of the Operating Company's board of directors and depend on its earnings, financial condition, maintenance of NMFC's RIC status, compliance with applicable BDC regulations, compliance with covenants under the Credit Facilities, and such other factors as the Operating Company's board of directors may deem relevant from time to time. The distributions NMFC pays to its stockholders in a year may exceed its taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for federal income tax purposes.

          In addition, because NMFC is a holding company, NMFC is only able to pay distributions on its common stock from distributions received from the Operating Company. The Operating Company intends to make distributions to its members that will be sufficient to enable NMFC to pay quarterly distributions to its stockholders and to maintain its status as a RIC. However, there can be no assurances that the Operating Company will make distributions to its members in the future. Accordingly, NMFC cannot assure you that it will pay distributions to you in the future.

NMFC may have difficulty paying its required distributions if the Operating Company recognizes taxable income before or without receiving cash representing such income.

          For federal income tax purposes, NMFC includes in its taxable income its allocable share of certain amounts that the Operating Company has not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if the Operating Company receives warrants in connection with the origination of a loan or possibly in other circumstances or contracted payment-in-kind ("PIK") interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. NMFC's allocable share of such original issue discount and PIK interest are included in NMFC's taxable income before the Operating Company receives any corresponding cash payments. NMFC also may be required to include in its taxable income its allocable share of certain other amounts that the Operating Company will not receive in cash.

          Because in certain cases the Operating Company may recognize taxable income before or without receiving cash representing such income, the Operating Company may have difficulty making distributions to the Operating Company's members that will be sufficient to enable NMFC to meet the annual distribution requirement necessary for NMFC to qualify as a RIC. Accordingly, the Operating Company may need to sell some of its assets at times and/or at prices that it would not consider advantageous, NMFC or the Operating Company may need to raise additional equity or debt capital, or the Operating Company may need to forego new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business) to enable the Operating Company to make distributions to its members that will be sufficient to enable NMFC to meet the annual distribution requirement. If NMFC or the Operating Company are unable to obtain cash from other sources to enable NMFC to meet the annual distribution requirement, NMFC may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax (and any applicable state and local taxes).

Changes in laws or regulations governing the Operating Company's operations may adversely affect our business or cause the Operating Company to alter its business strategy.

          Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. The New Mountain Finance Entities and the Operating Company's portfolio companies are subject to federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments the Operating Company is permitted to make, and your interest as a stockholder potentially with retroactive effect. In addition, any changes to the laws and regulations governing the Operating Company's operations relating to permitted investments may cause the Operating Company to alter its investment strategy in order to avail itself of new or different opportunities. These changes could result in material changes to the strategies and plans set forth in this prospectus and may result in the Operating Company's investment focus shifting from the areas of expertise of the Investment Adviser to other types of investments in which the Investment Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.

          On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or Dodd-Frank, became law. The scope of Dodd-Frank impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several months and years. The effects of Dodd-Frank on the financial services industry will depend upon the timing and substance of regulations adopted by the various regulatory authorities to implement Dodd-Frank.

The affect of global climate change may impact the operations of the Operating Company's portfolio companies.

          There may be evidence of global climate change. Climate change creates physical and financial risk and some of the Operating Company's portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of the Operating Company's portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of the Operating Company's portfolio companies' financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Pending legislation may allow the Operating Company to incur additional leverage.

          As a BDC, under the 1940 Act the Operating Company generally is not permitted to incur indebtedness unless immediately after such borrowing the Operating Company has an asset coverage for total borrowings of at least 200.0% (i.e., the amount of debt may not exceed 50.0% of the value of the Operating Company's total assets or the Operating Company may borrow an amount equal to 100.0% of net assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the percentage from 200.0% to 150.0%. As a result, the Operating Company may be able to incur additional indebtedness in the future and therefore your risk of an investment in NMFC's common stock may increase.

NMFC incurs significant costs as a result of being a publicly traded company.

          As a publicly traded company, NMFC incurs legal, accounting and other expenses, which are paid by the Operating Company, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the "Sarbanes-Oxley Act", and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect NMFC and the market price of NMFC's common stock.

          The New Mountain Finance Entities are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with our fiscal year ending December 31, 2012, the Operating Company's management was required to report on their internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. The New Mountain Finance Entities are required to review on an annual basis their respective internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our respective internal control over financial reporting. As a result, the New Mountain Finance Entities expect to incur significant additional expenses in the near term, which may negatively impact the Operating Company's financial performance and the Operating Company's ability to make distributions to its members and, consequently, NMFC's ability to make distributions to its stockholders. This process also may result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations and neither of the New Mountain Finance Entities may be able to ensure that the process is effective or that our internal control over financial reporting is or will continue to be effective in a timely manner. In the event that the New Mountain Finance Entities are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the Operating Company and, consequently, the market price of NMFC's common stock may be adversely affected.

The Operating Company's business is highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of NMFC's common stock and its ability to pay dividends.

          The Operating Company's business is highly dependent on the communications and information systems of the Investment Adviser and its affiliates. Any failure or interruption of such systems could cause delays or other problems in the Operating Company's activities. This, in turn, could have a material adverse effect on the Operating Company's operating results and, consequently, negatively affect the market price of NMFC's common stock and its ability to pay dividends to its stockholders. In addition, because many of the Operating Company's portfolio companies operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

RISKS RELATING TO THE OPERATING COMPANY'S INVESTMENTS

The Operating Company's investments in portfolio companies may be risky, and the Operating Company could lose all or part of any of its investments.

          Investments in small and middle market businesses are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently experienced. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that the Operating Company holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Operating Company realizing any guarantees from subsidiaries or affiliates of its portfolio companies that the Operating Company may have obtained in connection with its investment, as well as a corresponding decrease in the value of any equity components of its investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Operating Company's portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence;

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  may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  generally have less publicly available information about their businesses, operations and financial condition.

          In addition, in the course of providing significant managerial assistance to certain of the Operating Company's portfolio companies, certain of the Operating Company's officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of the Operating Company's investments in these companies, the Operating Company's officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through the Operating Company's indemnification of such officers and directors) and the diversion of management time and resources.

The Operating Company's investment strategy, which is focused primarily on privately held companies, presents certain challenges, including the lack of available information about these companies.

          The Operating Company invests primarily in privately held companies. There is generally little public information about these companies, and, as a result, the Operating Company must rely on the ability of the Investment Adviser to obtain adequate information to evaluate the potential returns from, and risks related to, investing in these companies. If the Operating Company is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and it may lose money on its investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. They are, thus, generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could adversely affect the Operating Company's investment returns.

The Operating Company's portfolio may be concentrated in a limited number of industries, which may subject the Operating Company to a risk of significant loss if there is a downturn in a particular industry in which a number of its investments are concentrated.

          The Operating Company's portfolio may be concentrated in a limited number of industries. For example, as of September 30, 2013, the Operating Company's investments in the software, the business services, the education, and the federal government services industries represented approximately 20.8%, 17.4%, 16.6% and 10.1%, respectively, of the fair value of the Operating Company's portfolio. A downturn in any particular industry in which the Operating Company is invested could significantly impact the portfolio companies operating in that industry, and accordingly, the aggregate returns that the Operating Company realizes from its investment in such portfolio companies.

          Specifically, companies in the software industry often have narrow product lines and small market shares. Because of rapid technological change, the average selling prices of products and some services provided by software companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by software companies in which we invest may decrease over time. Likewise, companies in the business services industry are subject to general economic downturns and business cycles, and will often suffer reduced revenues and rate pressures during periods of economic uncertainty. In addition, companies in the education industry are required to comply with extensive regulatory and accreditation requirements, which could be subject to change by Congress, and which can limit their access to federal aid or similar loan programs, or otherwise increase their compliance costs. Finally, companies in the federal government services industry depend on contracts with U.S. government agencies for substantially all of their revenue. If their relationships with such agencies are harmed, their future revenue and operating profits would decline. In addition, U.S. government spending and mission priorities could change in a manner that adversely affects such companies' future revenue and limits their growth prospects. If an industry in which the Operating Company has significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of its investment portfolio could be affected adversely, which, in turn, could adversely affect the Operating Company's financial position and results of operations.

If the Operating Company makes unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to the Operating Company.

          The Operating Company may make unsecured investments. Unsecured investments may be subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If the Operating Company makes an unsecured investment in a portfolio company, that portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may increase the risk that its operations might not generate sufficient cash to service its debt obligations.

If the Operating Company invests in the securities and obligations of distressed and bankrupt issuers, it might not receive interest or other payments.

          From time to time, the Operating Company may invest in other types of investments which are not its primary focus, including investments in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

The lack of liquidity in the Operating Company's investments may adversely affect our business.

          The Operating Company invests, and will continue to invest, in companies whose securities are not publicly traded and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for the Operating Company to sell these investments when desired. In addition, if the Operating Company is required or otherwise chooses to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it had previously recorded these investments. The Operating Company's investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. Because most of the Operating Company's investments are illiquid, the Operating Company may be unable to dispose of them in which case NMFC could fail to qualify as a RIC and/or BDC, or the Operating Company may be unable to do so at a favorable price, and, as a result, the Operating Company and NMFC may suffer losses.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of the Operating Company's portfolio investments, reducing the Operating Company's net asset value through increased net unrealized depreciation.

          As a BDC, the Operating Company is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by its board of directors. Because NMFC is a holding company with no direct operations of its own, and its only business and sole asset is its ownership of units of the Operating Company, NMFC's net asset value will be based on the Operating Company's valuation of its investments and its percentage interest in the Operating Company. As part of the valuation process, the Operating Company may take into account the following types of factors, if relevant, in determining the fair value of its investments:

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  a comparison of the portfolio company's securities to publicly traded securities;

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  the enterprise value of a portfolio company;

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  the nature and realizable value of any collateral;

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  the portfolio company's ability to make payments and its earnings and discounted cash flow;

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  the markets in which the portfolio company does business; and

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  changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

          When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Operating Company will use the pricing indicated by the external event to corroborate its valuation. The Operating Company will record decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in its portfolio. The effect of all of these factors on the Operating Company's portfolio may reduce the Operating Company's net asset value, and, indirectly, NMFC's net asset value based on its percentage interest in the Operating Company, by increasing net unrealized depreciation in the Operating Company's portfolio. Depending on market conditions, the Operating Company could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows.

If the Operating Company is unable to make follow-on investments in its portfolio companies, the value of the Operating Company's investment portfolio could be adversely affected.

          Following an initial investment in a portfolio company, the Operating Company may make additional investments in that portfolio company as "follow-on" investments, in order to (i) increase or maintain in whole or in part its equity ownership percentage, (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (iii) attempt to preserve or enhance the value of its investment. The Operating Company may elect not to make follow-on investments or may otherwise lack sufficient funds to make these investments. The Operating Company has the discretion to make follow-on investments, subject to the availability of capital resources. If the Operating Company fails to make follow-on investments, the continued viability of a portfolio company and its investment may, in some circumstances, be jeopardized and we could miss an opportunity for the Operating Company to increase its participation in a successful operation. Even if the Operating Company has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its concentration of risk, either because it prefers other opportunities or because it is subject to BDC requirements that would prevent such follow-on investments or such follow-on investments would adversely impact NMFC's ability to maintain its RIC status.

The Operating Company's portfolio companies may incur debt that ranks equally with, or senior to, its investments in such companies.

          The Operating Company invests in portfolio companies at all levels of the capital structure. The Operating Company's portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Operating Company invests. By their terms, these debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Operating Company is entitled to receive payments with respect to the debt instruments in which it invests. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to the Operating Company's investment in that portfolio company would typically be entitled to receive payment in full before it receives any distribution. After repaying the senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to the Operating Company. In the case of debt ranking equally with debt instruments in which the Operating Company invests, it would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of the Operating Company's investments may result in contingent liabilities.

          Most of the Operating Company's investments will involve private securities. In connection with the disposition of an investment in private securities, the Operating Company may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. The Operating Company may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through the Operating Company's return of certain distributions previously made to it.

There may be circumstances where the Operating Company's debt investments could be subordinated to claims of other creditors or the Operating Company could be subject to lender liability claims.

          Even though the Operating Company may have structured certain of its investments as senior loans, if one of its portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which the Operating Company actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize its debt investment and subordinate all or a portion of the Operating Company's claim to that of other creditors. The Operating Company may also be subject to lender liability claims for actions taken by it with respect to a borrower's business or instances where it exercises control over the borrower. It is possible that the Operating Company could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that the Operating Company makes to its portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and the Operating Company.

          Certain loans to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Operating Company. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then the Operating Company, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

          The rights the Operating Company may have with respect to the collateral securing the loans it makes to its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements entered into with the holders of first priority senior debt. Under an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral, the ability to control the conduct of such proceedings, the approval of amendments to collateral documents; releases of liens on the collateral and waivers of past defaults under collateral documents. The Operating Company may not have the ability to control or direct these actions, even if its rights are adversely affected.

The Operating Company generally does not control its portfolio companies.

          The Operating Company does not, and does not expect to, control most of its portfolio companies, even though the Operating Company may have board representation or board observation rights, and its debt agreements may contain certain restrictive covenants that limit the business and operations of its portfolio companies. As a result, the Operating Company is subject to the risk that a portfolio company may make business decisions with which the Operating Company disagrees and the management of such company, in which the Operating Company invests as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Operating Company's interests as debt investors. Due to the lack of liquidity of the investments that the Operating Company typically holds in its portfolio companies, it may not be able to dispose of its investments in the event that the Operating Company disagrees with the actions of a portfolio company as readily as it would otherwise like to or at favorable prices which could decrease the value of its investments.

Economic recessions, downturns or government spending cuts could impair the Operating Company's portfolio companies and harm its operating results.

          Many of the Operating Company's portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay its debt investments during these periods. Therefore, the Operating Company's non-performing assets are likely to increase, and the value of the Operating Company's portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of the Operating Company's debt investments and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in the Operating Company's portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Operating Company's funding costs, limit NMFC's and the Operating Company's access to the capital markets or result in a decision by lenders not to extend credit to the Operating Company. These events could prevent the Operating Company from increasing investments and harm its operating results.

          In addition, levels of the U.S. government's spending in future periods are very difficult to predict and subject to significant risks. Significant budgetary constraints may result in further reductions to projected spending levels. In particular, U.S. government expenditures are subject to the potential for automatic reductions, generally referred to as "sequestration". Sequestration, which is in the process of being implemented, is expected to result in significant additional reductions to spending by the U.S. government on both existing and new contracts as well as disruption of ongoing programs. Also, we expect that budgetary constraints and ongoing concerns regarding the U.S. national debt will continue to place downward pressure on U.S. government spending levels. Due to these and other factors, overall U.S. government spending could decline, which could result in significant reductions to the revenues, cash flow and profits of the Operating Company's portfolio companies.

A number of the Operating Company's portfolio companies provide services to the U.S. government. Changes in the U.S. government's priorities and spending, or significant delays or reductions in appropriations of the U.S. government's funds, could have a material adverse effect on the financial position, results of operations and cash flows of such portfolio companies.

          A number of the Operating Company's portfolio companies derive a substantial portion of their revenue from the U.S. government. Levels of the U.S. government's spending in future periods are very difficult to predict and subject to significant risks. In addition, significant budgetary constraints may result in further reductions to projected spending levels. In particular, U.S. government expenditures are subject to the potential for automatic reductions, generally referred to as

"sequestration". Sequestration may occur during 2013, resulting in significant additional reductions to spending by the U.S. government on both existing and new contracts as well as disruption of ongoing programs. Even if sequestration does not occur, we expect that budgetary constraints and ongoing concerns regarding the U.S. national debt will continue to place downward pressure on U.S. government spending levels. Due to these and other factors, overall U.S. government spending could decline, which could result in significant reductions to the revenues, cash flow and profits of the Operating Company's portfolio companies that provide services to the U.S. government.

Defaults by the Operating Company's portfolio companies may harm its operating results.

          A portfolio company's failure to satisfy financial or operating covenants imposed by the Operating Company or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that the Operating Company holds.

          The Operating Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower's business or exercise control over a borrower. It is possible that the Operating Company could become subject to a lender's liability claim, including as a result of actions taken if it renders significant managerial assistance to the borrower. Furthermore, if one of the Operating Company's portfolio companies were to file for bankruptcy protection, even though the Operating Company may have structured its investment as senior secured debt, depending on the facts and circumstances, including the extent to which the Operating Company provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize its debt holding and subordinate all or a portion of the Operating Company's claim to claims of other creditors.

Prepayments of the Operating Company's debt investments by its portfolio companies could adversely impact the Operating Company's results of operations and reduce its return on equity.

          The Operating Company is subject to the risk that the investments it makes in its portfolio companies may be repaid prior to maturity. When this occurs, subject to maintenance of NMFC's RIC status, the Operating Company will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and the Operating Company could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, the Operating Company's results of operations could be materially adversely affected if one or more of its portfolio companies elect to prepay amounts owed to the Operating Company. Additionally, prepayments could negatively impact the Operating Company's return on equity, which could result in a decline in the market price of NMFC's common stock.

The Operating Company may not realize gains from its equity investments.

          When the Operating Company invests in portfolio companies, it may acquire warrants or other equity securities of portfolio companies as well. The Operating Company may also invest in equity securities directly. To the extent the Operating Company holds equity investments, it will attempt to dispose of them and realize gains upon its disposition of them. However, the equity interests the Operating Company receives may not appreciate in value and, in fact, may decline in value. As a result, the Operating Company may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences. The Operating Company also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow the Operating Company to sell the underlying equity interests.

The performance of the Operating Company's portfolio companies may differ from its historical performance as its investment strategy will include primary originations in addition to secondary market purchases.

          Historically, the Operating Company's investment strategy consisted primarily of secondary market purchases in debt securities. The Operating Company recently adjusted its investment strategy to also include primary originations. While loans the Operating Company originates and loans its purchases in the secondary market face many of the same risks associated with the financing of leveraged companies, the Operating Company may be exposed to different risks depending on specific business considerations for secondary market purchases or origination of loans. As a result, this strategy may result in different returns from these investments than the types of returns it has historically experienced from secondary market purchases of debt securities.

The Operating Company may be subject to additional risks if it invests in foreign securities and/or engage in hedging transactions.

          The 1940 Act generally requires that 70.0% of the Operating Company's investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. The Operating Company's investment strategy does not presently contemplate significant investments in securities of non-U.S. companies. However, the Operating Company may desire to make such investments in the future, to the extent that such transactions and investments are permitted under the 1940 Act. The Operating Company expects that these investments would focus on the same types of investments that it makes in U.S. middle market companies and accordingly would be complementary to its overall strategy and enhance the diversity of its holdings. Investing in foreign companies could expose the Operating Company to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments denominated in foreign currencies would be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Operating Company may employ hedging techniques to minimize these risks, but it can offer no assurance that it will, in fact, hedge currency risk, or that if it does, such strategies will be effective.

          Engaging in hedging transactions would also, indirectly, entail additional risks to NMFC's stockholders. Although it is not currently anticipated that the Operating Company would engage in hedging transactions as a principal investment strategy, if the Operating Company determined to engage in hedging transactions it generally would seek to hedge against fluctuations of the relative values of its portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of the Operating Company's portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions.

          These hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that the Operating Company would not be able to enter into a hedging transaction at an acceptable price. If the Operating Company chooses to engage in hedging transactions, there can be no assurances that the Operating Company will achieve the intended benefits of such transactions and, depending on the degree of exposure such transactions could create, such transactions may expose the Operating Company and, indirectly, NMFC to risk of loss.

          While the Operating Company may enter into these types of transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if it had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, the Operating Company might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any imperfect correlation could prevent the Operating Company from achieving the intended hedge and expose the Operating Company and NMFC to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of the Operating Company's portfolio of LIBOR-indexed, floating-rate debt securities.

          Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association ("BBA") in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

          Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including the Operating Company's portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

RISKS RELATING TO OUR CORPORATE STRUCTURE

NMFC is a holding company with no direct operations of its own, and will depend on distributions from the Operating Company to meet its ongoing obligations.

          NMFC is a holding company with no direct operations of its own, and its only business and sole asset is its direct ownership of units of the Operating Company. As a result, all investment decisions relating to the Operating Company's portfolio will be made by the Investment Adviser under the supervision of the Operating Company's board of directors, which may be different from NMFC's board of directors. Although the Operating Company's Limited Liability Company Operating

Agreement provides that in accordance with the 1940 Act and to the extent required thereby, NMFC will "pass through" its votes on all matters subject to a member vote, including with respect to the election of the Operating Company's directors, NMFC will not, and indirectly, the stockholders of NMFC will not, have any control over the Operating Company's day-to-day operations and investment decisions.

          NMFC also does not have any independent ability to generate revenue, and its only sources of cash flow from operations are distributions from the Operating Company. Consequently, NMFC relies on the Operating Company to cover the expenses of its day-to-day business, including expenses incident to NMFC's status as a public company. Pursuant to the Administration Agreement, the Operating Company will reimburse the Administrator for NMFC's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to NMFC under the Administration Agreement. However, if the Operating Company cannot or does not make the payments required pursuant to the Administration Agreement, NMFC may be unable to cover these expenses.

          In addition, since NMFC is a holding company, its ability to pay distributions to its stockholders depends on the prior distribution from the Operating Company of cash in an amount sufficient to pay quarterly distributions and to obtain and maintain its status as a RIC. The distribution of cash flows by the Operating Company to NMFC is subject to statutory restrictions under the Delaware Limited Liability Company Act, the 1940 Act and contractual restrictions under the Credit Facilities or any other debt financing facility that may limit the Operating Company's or NMF SLF's ability to make distributions. In addition, any distributions and payments of fees or costs will be based upon the Operating Company's financial performance. Any distributions of cash will be made on a pro rata basis to all of the Operating Company's members, including NMFC, in accordance with each unit holders' respective percentage interest.

New Mountain Capital or its affiliates may have interests that differ from your interests as stockholders of NMFC.

          Guardian AIV indirectly owns, through AIV Holdings, approximately 14.7% of the units of the Operating Company as of September 30, 2013. New Mountain Capital's interests, the interests of the partners in Guardian AIV and the interests of those persons affiliated with New Mountain Capital that participated in the Concurrent Private Placement may differ from, or conflict with, your interests as stockholders of NMFC. For example, conflicts arising under the Registration Rights Agreement will be resolved as set forth therein. Under the Registration Rights Agreement, AIV Holdings and the Operating Company's Chairman and a related entity will have priority over NMFC or any other NMFC stockholder when selling any shares of NMFC common stock pursuant to their exercise of registration rights under that agreement.

          Circumstances may arise in the future when the interests of the Operating Company's members conflict with the interests of NMFC's stockholders. The Operating Company's board of directors and the board of directors of NMFC are comprised of the same members. However, the Operating Company's board of directors owes fiduciary duties to its members that could conflict with the fiduciary duties NMFC's board of directors owes to its stockholders.

Any future exchange by AIV Holdings of units of the Operating Company for shares of NMFC's common stock would significantly dilute the voting power of NMFC's current stockholders with respect to the election of NMFC directors or other matters that require the approval of NMFC stockholders only. In addition, the interests of the partners of Guardian AIV following such exchange by AIV Holdings may be adverse to the interests of NMFC's stockholders and could limit your ability to influence the outcome of key transactions, including any change of control.

          Pursuant to the terms of the Operating Company's Limited Liability Company Operating Agreement, AIV Holdings will have the right to exchange its units for shares of NMFC's common stock on a one-for-one basis. Guardian AIV indirectly owns, through AIV Holdings, approximately 14.7% of the units of the Operating Company as of September 30, 2013. If AIV Holdings exercised its exchange rights with respect to a significant number of units, the voting power of NMFC's stockholders would be significantly diluted. As a result, Guardian AIV, indirectly through AIV Holdings, would retain significant influence over decisions that require the approval of NMFC's stockholders exclusively (such as the election of its directors and the approval of mergers or other significant corporate transactions) regardless of whether or not NMFC's other stockholders believe that such decisions are in NMFC's own best interests. If AIV Holdings exercised its exchange rights in full, Guardian AIV, indirectly through AIV Holdings would own approximately 14.7% of all outstanding shares of NMFC's common stock as of September 30, 2013. However, these entities would not exercise voting control over their shares of common stock because the right to vote those shares would be passed through to the partners of these entities. These investors, along with those persons affiliated with New Mountain Capital that participated in the Concurrent Private Placement, may have interests that differ from your interests, and they may vote in a way with which you disagree and that may be adverse to your interests as stockholders of NMFC. The concentration of ownership of NMFC's common stock following the exercise of AIV Holdings' exchange right may also have the effect of delaying, preventing or deterring a change of control of NMFC, could deprive NMFC's stockholders of an opportunity to receive a premium for their common stock as part of a sale of NMFC and may adversely affect the market price of NMFC's common stock.

RISKS RELATING TO NMFC'S SECURITIES

The market price of NMFC's common stock may fluctuate significantly.

          The market price and liquidity of the market for shares of NMFC's common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to the Operating Company's operating performance. These factors include:

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  price and volume fluctuations in the overall stock market or in the market for BDCs from time to time;

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  investor demand for shares of NMFC's common stock;

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  significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, BDCs or other financial services companies, which is not necessarily related to the operating performance of these companies;

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  the inability to raise equity capital;

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  the Operating Company's inability to borrow money or deploy or invest its capital;

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  fluctuations in interest rates;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  operating performance of companies comparable to the Operating Company;

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  changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

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  NMFC's or the Operating Company's loss of status as or ability to operate as BDCs;

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  NMFC's failure to qualify as a RIC, loss of RIC status or ability operate as a RIC;

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  actual or anticipated changes in the Operating Company's earnings or fluctuations in its operating results;

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  changes in the value of the Operating Company's portfolio of investments;

  •
  general economic conditions, trends and other external factors;

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  departures of key personnel; or

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  loss of a major source of funding.

          In addition, we are required to continue to meet certain listing standards in order for our common stock to remain listed on the New York Stock Exchange ("NYSE"). On January 2, 2013, we received a letter of public reprimand from the NYSE indicating that NMFC had failed to comply with Section 204.12 of the NYSE Listed Company Manual requiring ten days prior notice of a record date, in connection with the announcement of a special dividend distribution. If NMFC were to be delisted by the NYSE, the liquidity of NMFC's common stock would be materially impaired.

Investing in NMFC's common stock may involve an above average degree of risk.

          The investments the Operating Company may make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in NMFC's common stock may not be suitable for investors with lower risk tolerance.

Sales of substantial amounts of NMFC's common stock in the public market may have an adverse effect on the market price of its common stock.

          Sales of substantial amounts of NMFC's common stock, including by itself directly, AIV Holdings, if it exercises its right to exchange its units of the Operating Company for shares of NMFC's common stock on a one-for-one basis, or New Mountain Guardian Partners, L.P. or its transferees or the perception that such sales could occur, could materially adversely affect the prevailing market prices for NMFC's common stock. AIV Holdings currently intends to sell its interest in the Operating Company's business as soon as practicable from time to time, depending on market conditions and any applicable contractual or legal restrictions. AIV Holdings, and the Investment Adviser, if applicable with respect to any units received as payment of the incentive fee, have the right, subject to certain conditions, to require NMFC to register under the federal securities laws the sale of any shares of NMFC's common stock held by them or that may be issued to and held by them upon exercise by AIV Holdings of the exchange right.

          In addition, NMFC has granted AIV Holdings, the Operating Company's Chairman, an entity related to the Operating Company's Chairman and the Investment Adviser, if applicable with respect to any units received as payment of the incentive fee, and their permitted transferees certain "piggyback" registration rights which allow them to include their shares in any future registrations of NMFC equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders or AIV Holdings. In particular, these parties will have priority over NMFC and any other of its stockholders in any registration that is an underwritten offering. Any such filing or the perception that such a filing may occur, could cause the prevailing market price of NMFC's common stock to decline and may impact NMFC's ability to sell equity to finance the Operating Company's operations. If substantial amounts of NMFC's common stock were sold, this could impair its ability to raise additional capital through the sale of securities should NMFC desire to do so.

Certain provisions of NMFC's certificate of incorporation and bylaws, the Delaware General Corporation Law as well as other aspects of our structure, including Guardian AIV's substantial interest in the Operating Company, could deter takeover attempts and have an adverse impact on the price of NMFC's common stock.

          NMFC's certificate of incorporation and bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, NMFC's certificate of incorporation and bylaws:

  •
  provide for a classified board of directors, which may delay the ability of NMFC's stockholders to change the membership of a majority of its board of directors;

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  authorize the issuance of "blank check" preferred stock that could be issued by NMFC's board of directors to thwart a takeover attempt;

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  do not provide for cumulative voting;

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  provide that vacancies on the board of directors, including newly created directorships, may be filled only by a majority vote of directors then in office;

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  provide that NMFC's directors may be removed only for cause;

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  require supermajority voting to effect certain amendments to NMFC's certificate of incorporation and bylaws; and

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  require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

          These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of NMFC's common stock the opportunity to realize a premium over the market price for its common stock. The Credit Facilities also include covenants that, among other things, restrict its ability to dispose of assets, incur additional indebtedness, make restricted payments, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Credit Facilities also include change of control provisions that accelerate the indebtedness under this facility in the event of certain change of control events. In addition, certain aspects of our structure, including Guardian AIV's substantial interest in the Operating Company may have the effect of discouraging a third party from making an acquisition proposal for NMFC.

Shares of NMFC's common stock have traded at a discount from net asset value and may do so in the future.

          Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, NMFC's common stock has at times traded below its net asset value per share since NMFC's IPO on May 19, 2011. NMFC's shares could once again trade at a discount to net asset value. The possibility that NMFC's shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of NMFC's common stock will trade above, at or below its net asset value. If NMFC's common stock trades below its net asset value, we will generally not be able to issue additional shares of NMFC's common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease the Operating Company's new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

You may not receive dividends or our dividends may decline or may not grow over time.

          We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future dividends are dependent upon the investment income we receive on the Operating Company's portfolio investments. To the extent such investment income declines, our ability to pay future dividends may be harmed.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

          We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of the Operating Company's available equity capital, our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in NMFC may be diluted if you do not fully exercise your subscription rights in any rights offering.

          In the event NMFC issues subscription rights to purchase shares of NMFC's common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in NMFC than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

          In addition, if the subscription price is less than NMFC's net asset value per share, then NMFC's stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If NMFC issues preferred stock, the net asset value and market value of NMFC's common stock will likely become more volatile.

          We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of NMFC's common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on the Operating Company's investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on the Operating

Company's portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of the Operating Company's investments would be borne entirely by the holders of common stock. Therefore, if the market value of the Operating Company's portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, the Operating Company's current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if the Operating Company's total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock NMFC might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

          Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of NMFC's common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of the Operating Company's credit facilities, if any, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem NMFC's preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

          This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, the Operating Company's current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as "anticipates", "expects", "intends", "plans", "will", "may", "continue", "believes", "seeks", "estimates", "would", "could", "should", "targets", "projects" or variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  the Operating Company's business prospects and the prospects of its portfolio companies;

  •
  the impact of investments that the Operating Company expects to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of the Operating Company's portfolio companies to achieve their objectives;

  •
  the Operating Company's expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of the Operating Company's portfolio companies.

          These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  an economic downturn could impair the Operating Company's portfolio companies' ability to continue to operate, which could lead to the loss of some or all of the Operating Company's investments in such portfolio companies;

  •
  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

  •
  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  currency fluctuations could adversely affect the results of the Operating Company's investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus and in our filings with the SEC.

          Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include the Operating Company's ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

          The Operating Company intends to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with the Operating Company's investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses, to pay distributions to our stockholders/unit holders and for general corporate purposes, and other working capital needs. The Operating Company is continuously identifying, reviewing and, to the extent consistent with its investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

          We estimate that it will take less than six months for the Operating Company to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.

          Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period.

          We will not receive any proceeds from any sale of common stock by the selling stockholders identified under "Selling Stockholders".

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

          NMFC's common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "NMFC". The following table sets forth the net asset value ("NAV") per share of NMFC's common stock, the high and low closing sale price for NMFC's common stock, the closing sale price as a percentage of NAV and the quarterly dividend distributions per share for each fiscal quarter since NMFC's IPO on May 19, 2011.

		Closing Sales Price(4)
				Premium or Discount of High Sales to NAV(5)	Premium or Discount of Low Sales to NAV(5)	Declared Dividends Per Share(6)
	NAV Per Share(3)
Fiscal Year Ended		High	Low
December 31, 2013
Fourth Quarter(1)	*	$15.07	$14.05	*	*	$0.34
Third Quarter	$14.32	$14.90	$14.21	4.05%	(0.77)%	$0.46	(8)
Second Quarter	$14.32	$15.60	$13.82	8.94%	(3.49)%	$0.34
First Quarter	$14.31	$15.45	$14.30	7.97%	(0.07)%	$0.34
December 31, 2012
Fourth Quarter	$14.06	$15.18	$13.75	7.97%	(2.20)%	$0.48	(9)
Third Quarter	$14.10	$15.50	$14.18	9.93%	0.57%	$0.34
Second Quarter	$13.83	$14.29	$13.28	3.33%	(3.98)%	$0.57	(10)
First Quarter	$14.05	$13.75	$13.14	(2.14)%	(6.48)%	$0.32
December 31, 2011(2)
Fourth Quarter	$13.60	$13.41	$12.27	(1.40)%	(9.78)%	$0.30
Third Quarter	$13.32	$13.37	$10.77	0.38%	(19.14)%	$0.29
Second Quarter(7)	$14.25	$13.55	$12.35	(4.91)%	(13.33)%	$0.27

(1)
Period from October 1, 2013 through December 4, 2013.

(2)
NMFC was not unitized until the IPO date of May 19, 2011.

(3)
NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(4)
Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for dividends.

(5)
Calculated as of the respective high or low sales price divided by the quarter end NAV.

(6)
Represents the dividend paid for the specified quarter.

(7)
Period from May 19, 2011 through June 30, 2011 (excludes IPO price of $13.75).

(8)
Includes a special dividend of $0.12 per share payable on August 30, 2013 and a third quarter dividend of $0.34 per share payable on September 30, 2013.

(9)
Includes a fourth quarter dividend of $0.34 per share payable on December 28, 2012 and a special dividend of $0.14 per share payable on January 31, 2013.

(10)
Includes a special dividend of $0.23 per share payable on May 31, 2012 and a second quarter dividend of $0.34 per share payable on June 29, 2012.

*
Not determinable at the time of filing.

          On December 4, 2013, the last reported sales price of NMFC's common stock was $14.69 per share. As of September 30, 2013, the Operating Company had two record holders, which were

NMFC and AIV Holdings, whereas NMFC had approximately 10 stockholders of record and approximately two beneficial owners whose shares are held in the names of brokers, dealers, funds, trusts and clearing agencies. The Operating Company is not a publicly traded entity.

          Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that NMFC's shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since NMFC's initial public offering on May 19, 2011, NMFC's shares of common stock have traded at times at a discount to the net assets attributable to those shares. As of December 4, 2013, NMFC's shares of common stock traded at a premium of approximately 2.6% of the NAV attributable to those shares as of September 30, 2013. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

          Since NMFC is a holding company, distributions will be paid on NMFC's common stock from distributions received from the Operating Company. The Operating Company intends to make distributions to its unit holders that will be sufficient to enable NMFC to pay quarterly distributions to NMFC's stockholders and to obtain and maintain NMFC's status as a regulated investment company. NMFC intends to distribute approximately its entire portion of the Operating Company's Adjusted Net Investment Income on a quarterly basis and substantially its entire portion of the Operating Company's taxable income on an annual basis, except that they may retain certain net capital gains for reinvestment.

          NMFC has adopted an "opt out" dividend reinvestment plan on behalf of its stockholders, whereas NMFC stockholders' cash dividends will be automatically reinvested in additional shares of NMFC's common stock, unless the stockholder elects to receive cash. Cash dividends reinvested in additional shares of NMFC's common stock will be automatically reinvested by NMFC into additional units of the Operating Company.

          NMFC applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is greater than 110.0% of the last determined NAV of the shares, NMFC will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of NMFC's common stock on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices. If NMFC uses newly issued shares to implement the plan, NMFC will receive, on a one-for-one basis, additional units of the Operating Company in exchange for cash distributions that are reinvested in shares of NMFC's common stock under the dividend reinvestment plan.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined NAV of the shares, NMFC will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of NMFC's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of NMFC's stockholders have been tabulated.

          The following table reflects the cash distributions, including dividends and returns of capital, if any, per unit/share that have been declared by the Operating Company's board of directors, and subsequently NMFC's board of directors, since NMFC's IPO:

Date Declared	Record Date	Payment Date	Amount
November 8, 2013	December 17, 2013	December 31, 2013	$0.34
August 7, 2013	September 16, 2013	September 30, 2013	0.34
August 7, 2013(1)	August 20, 2013	August 30, 2013	0.12
May 6, 2013	June 14, 2013	June 28, 2013	0.34
March 6, 2013	March 15, 2013	March 28, 2013	0.34
December 27, 2012(2)	December 31, 2012	January 31, 2013	$0.14
November 6, 2012	December 14, 2012	December 28, 2012	0.34
August 8, 2012	September 14, 2012	September 28, 2012	0.34
May 8, 2012	June 15, 2012	June 29, 2012	0.34
May 8, 2012(3)	May 21, 2012	May 31, 2012	0.23
March 7, 2012	March 15, 2012	March 30, 2012	0.32
November 8, 2011	December 15, 2011	December 30, 2011	$0.30
August 10, 2011	September 15, 2011	September 30, 2011	0.29
August 10, 2011	August 22, 2011	August 31, 2011	0.27

Total			$4.05

(1)
Special dividend related to a distribution received attributable to the Operating Company's investment in YP Equity Investors LLC.

(2)
Special dividend intended to minimize to the greatest extent possible NMFC's federal income or excise tax liability.

(3)
Special dividend related to estimated realized capital gains attributable to the Operating Company's investments in Lawson Software, Inc. and Infor Lux Bond Company.

          Tax characteristics of all dividends paid by NMFC are reported to stockholders on Form 1099 after the end of the calendar year. Future quarterly dividends, if any, for the New Mountain Finance Entities will be determined by their respective boards of directors.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

          The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" appearing elsewhere in this prospectus.

 Overview

          The Operating Company is a Delaware limited liability company. The Operating Company is externally managed and has elected to be treated as a BDC under the 1940 Act. As such, the Operating Company is obligated to comply with certain regulatory requirements. The Operating Company intends to be treated as a partnership for federal income tax purposes for so long as it has at least two members.

          The Operating Company is externally managed by the Investment Adviser. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $9.0 billion as of September 30, 2013. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. The Operating Company, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

          NMFC is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code.

          AIV Holdings is a Delaware corporation that was originally incorporated on March 11, 2011. Guardian AIV, a Delaware limited partnership, is AIV Holdings' sole stockholder. AIV Holdings is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. As such, AIV Holdings is obligated to comply with certain regulatory requirements. AIV Holdings has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under the Code.

          On May 19, 2011, NMFC priced its IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement. Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, the Operating

Company owns all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

          NMFC and AIV Holdings are holding companies with no direct operations of their own, and their sole asset is their ownership in the Operating Company. NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of the Operating Company, pursuant to which NMFC and AIV Holdings were admitted as members of the Operating Company. NMFC acquired from the Operating Company, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of the Operating Company (the number of units are equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of the Operating Company equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of the Operating Company prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in the Operating Company. Guardian AIV contributed its units in the Operating Company to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings has the right to exchange all or any portion of its units in the Operating Company for shares of NMFC's common stock on a one-for-one basis at anytime.

          Since NMFC's IPO, and through September 30, 2013, NMFC raised approximately $190.4 million in net proceeds from additional offerings of common stock and issued shares of its common stock valued at approximately $193.7 million on behalf of AIV Holdings for exchanged units. NMFC acquired from the Operating Company units of the Operating Company equal to the number of shares of NMFC's common stock sold in additional offerings. As of September 30, 2013, NMFC and AIV Holdings owned approximately 85.3% and 14.7%, respectively, of the units of the Operating Company.

          The current structure was designed to generally prevent NMFC and its stockholders from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings and its stockholders. The result is that any distributions made to NMFC's stockholders that are attributable to such gains generally will not be treated as taxable dividends but rather as return of capital. See "Material Federal Income Tax Considerations".

          The diagram below depicts the New Mountain Finance Entities' organizational structure as of September 30, 2013.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
These common membership units are exchangeable into shares of NMFC common stock on a one-for-one basis.

***
New Mountain Finance SPV Funding, L.L.C. ("NMF SLF").

          The Operating Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the Operating Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

          As of September 30, 2013, the Operating Company's net asset value was $641.8 million and its portfolio had a fair value of approximately $1,041.4 million in 57 portfolio companies, with a weighted average yield to maturity of approximately 10.4%. This yield to maturity calculation assumes that all investments not on non-accrual are purchased at fair value on September 30, 2013 and held until their respective maturities with no prepayments or losses and exited at par at maturity. The actual yield to maturity may be higher or lower due to the future selection of the London Interbank Offered Rate ("LIBOR") contracts by the individual companies in the Operating Company's portfolio or other factors.

Recent Developments

          On November 8, 2013, the Operating Company's board of directors, and subsequently NMFC's board of directors, declared a fourth quarter 2013 distribution of $0.34 per unit/share payable on December 31, 2013 to holders of record as of December 17, 2013.

          On October 17, 2013, NMFC completed a public offering of 3,000,000 shares of its common stock and an underwritten secondary public offering of 3,000,000 shares of its common stock on behalf of a selling stockholder, AIV Holdings, at a public offering price of $14.34 per share. In connection with the underwritten secondary public offering, the underwriters purchased an additional 900,000 shares of NMFC's common stock from AIV Holdings with the exercise of the overallotment option to purchase up to an additional 900,000 shares of common stock. The Operating Company received net proceeds of $43.0 million in connection with the sale of 3,000,000 shares by NMFC of its common stock. NMFC did not receive any proceeds from the sale of shares of NMFC's common stock by AIV Holdings. The Operating Company and NMFC bore only their allocable portion of offering expenses related to the public offering of 3,000,000 shares, and did not bear any expenses in connection with the secondary public offering of the 3,900,000 shares of NMFC's common stock on behalf of AIV Holdings, which were borne by AIV Holdings.

          On October 28, 2013, the Operating Company amended its Holdings Credit Facility to increase the maximum amount of revolving borrowings available under the Holdings Credit Facility from $250.0 million to $280.0 million.

Critical Accounting Policies

          The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Basis of Accounting

          The Operating Company consolidates its wholly-owned subsidiary, NMF SLF. NMFC does not consolidate the Operating Company. NMFC applies investment company master-feeder financial statement presentation, as described in Accounting Standards Codification 946, Financial Services — Investment Companies, ("ASC 946") to its interest in the Operating Company. NMFC observes that it is industry practice to follow the presentation prescribed for a master fund-feeder fund structure in ASC 946 in instances in which a master fund is owned by more than one feeder fund and that such presentation provides stockholders of NMFC with a clearer depiction of its investment in the master fund.

Valuation and Leveling of Portfolio Investments

          At all times consistent with GAAP and the 1940 Act, the Operating Company conducts a valuation of assets, which impacts its net asset value, and, consequently, the net asset value of NMFC.

          The Operating Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Operating Company's board of directors is ultimately and solely responsible for determining the fair value of its portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available, and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Operating Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below);

  b.
  For investments other than bonds, the investment professionals of the Investment Adviser look at the number of quotes readily available and perform the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Operating Company's senior management;

    c.
    If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the investment professionals of the Investment Adviser do not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the New Mountain Finance Entities' board of directors; and

    d.
    When deemed appropriate by the Operating Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of certain investments may fluctuate from period to period and the fluctuations could be material.

          GAAP fair value measurement guidance classifies the inputs used in measuring fair value into three levels as follows:

          Level I — Quoted prices (unadjusted) are available in active markets for identical investments and the Operating Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), the Operating Company, to the extent that we hold such investments, does not adjust the quoted price for these investments, even in situations where the Operating Company holds a large position and a sale could reasonably impact the quoted price.

          Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period.

          The following table summarizes the levels in the fair value hierarchy that the Operating Company's portfolio investments fall into as of September 30, 2013:

(in thousands)	Total	Level I	Level II	Level III
First lien	$533,259	$—	$519,089	$14,170
Second lien	431,113	—	392,470	38,643
Subordinated	46,865	—	22,019	24,846
Equity and other	30,195	—	—	30,195

Total investments	$1,041,432	$—	$933,578	$107,854

          NMFC is a holding company with no direct operations of its own, and its sole asset is its ownership in the Operating Company. NMFC's investment in the Operating Company is carried at fair value and represents the pro-rata interest in the net assets of the Operating Company as of the applicable reporting date. NMFC values its ownership interest on a quarterly basis, or more frequently if required under the 1940 Act.

          The Operating Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs.

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Operating Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Operating Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Operating Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Operating Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Operating Company will consider the pricing indicated by the external event to corroborate the private valuation.

          Market Based Approach:    The Operating Company typically estimates the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies. The Operating Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The Operating Company generally applies an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate portfolio company enterprise value. In applying the market based approach as of September 30, 2013, the Operating Company used the relevant EBITDA ranges set forth in the table below to determine the enterprise value of investments in six of its portfolio companies. The Operating Company believes this was a reasonable range in light of current comparable company trading levels and the specific companies involved.

          Income Based Approach:    The Operating Company also typically uses a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. In applying the income based approach as of September 30, 2013, the Operating Company used the discount ranges set forth in the table below to value investments in eight of its portfolio companies.

			EBITDA Range			Discount Range
(in thousands) Type	Fair Value	Approach	Low	High	Weighted Average	Low	High	Weighted Average
First lien	$14,170	Market and Income	4.0x	6.5x	5.3x	5.5%	22.8%	16.0%
Second lien	38,643	Market and Income	4.0x	7.5x	5.8x	10.1%	11.7%	11.0%
Subordinated	24,846	Market and Income	6.0x	9.5x	7.9x	12.2%	21.8%	15.1%
Equity	24,156	Market and Income	4.0x	8.0x	5.6x	8.0%	20.0%	16.3%

          The Operating Company typically uses a Black Scholes analysis to fair value warrant investments. Input variables used in these analyses include, but are not limited to, stock price, exercise price, expiration date, valuation date, volatility, and discount rate. As of September 30, 2013, warrants had a fair value of $6.0 million, which have been excluded from the table above.

Revenue Recognition

          The Operating Company's revenue recognition policies are as follows:

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Operating Company has loans in the portfolio that contain a payment-in-kind ("PIK") provision. PIK represents interest that is accrued and recorded as interest income at the contractual rates, added to the loan principal on the respective capitalization dates, and generally due at maturity.

          Non-accrual income:    Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest is generally reversed when a loan is placed on non-accrual status. Previously capitalized PIK interest is not reversed when an investment is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Dividend income:    Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees and other miscellaneous fees received. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Operating Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Operating Company for providing such commitments.

          NMFC's revenue recognition policy is as follows:

          Revenue, expenses, and capital gains (losses):    At each quarterly valuation date, the Operating Company's investment income, expenses, net realized gains (losses), and net increase (decrease) in unrealized appreciation (depreciation) are allocated to NMFC based on its pro-rata interest in the net assets of the Operating Company. This is recorded on NMFC's Statement of Operations. Realized gains and losses are recorded upon sales of NMFC's investments in the Operating Company. Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. is the difference between the net asset value per share and the closing price per share for shares issued as part of the dividend reinvestment plan on the dividend payment date. This net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. includes the unrealized appreciation (depreciation) from the IPO. NMFC used the proceeds from its IPO and Concurrent Private Placement to purchase units in the Operating Company at $13.75 per unit (its IPO price per share). At the IPO date, $13.75 per unit represented a discount to the actual net asset value per unit of the Operating Company. As a result, NMFC experienced immediate unrealized appreciation on its investment in the Operating Company.

          All expenses are paid and recorded by the Operating Company. Expenses are allocated to NMFC based on its pro-rata ownership interest. In addition, the Operating Company paid all of the offering costs related to the IPO and subsequent offerings. NMFC has recorded its portion of the offering costs as a direct reduction to net assets and the cost of its investment in the Operating Company.

          With respect to the expenses incident to any registration of shares of NMFC's common stock issued in exchange for AIV Holdings' units of the Operating Company, AIV Holdings is directly responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration expenses.

Monitoring of Portfolio Investments

          The Operating Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Operating Company attempts to identify any developments at the portfolio company or within the industry or the macroeconomic environment that may alter any material element of its original investment strategy.

          The Operating Company uses an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. The Operating Company uses a four-level numeric rating scale as follows:

  •
  Investment Rating 1 — Investment is performing materially above expectations;

  •
  Investment Rating 2 — Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3 — Investment is performing materially below expectations and risk has increased materially since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent.

    There is meaningful possibility that the Operating Company will not recoup its original cost basis in the investment and may realize a substantial loss upon exit.

          As of September 30, 2013, all investments in the Operating Company's portfolio had an Investment Rating of 1 or 2 with the exception of two portfolio companies; one with an Investment Rating of 3 and the other with an Investment Rating of 4. As of September 30, 2013, the Operating Company's first lien positions in ATI Acquisition Company and equity positions in Ancora Acquisition LLC, which were received during the three months ended September 30, 2013 in relation to the two super priority first lien positions in ATI Acquisition Company, had an Investment Rating of 4 due to the underlying business encountering significant regulatory constraints which have led to the portfolio company's underperformance. As of September 30, 2013, the Operating Company's first lien positions in ATI Acquisition Company remained on non-accrual status due to the inability of the portfolio company to service its interest payments for the quarter then ended and uncertainty about its ability to pay such amounts in the future. As of September 30, 2013, the Operating Company's investment had an aggregate cost basis of $5.9 million, an aggregate fair value of $0.4 million and total unearned interest income of $0.2 and $0.7 million, respectively, for the three and nine months then ended. Unrealized gains include a fee that the Operating Company would receive upon maturity of the two super priority first lien debt investments.

Portfolio and Investment Activity

          The fair value of the Operating Company's investments was approximately $1,041.4 million in 57 portfolio companies at September 30, 2013 and approximately $989.8 million in 63 portfolio companies at December 31, 2012.

          The following table shows the Operating Company's portfolio and investment activity for the nine months ended September 30, 2013 and September 30, 2012:

	Nine months ended
	September 30, 2013	September 30, 2012
	(in millions)
New investments in 21 and 30 portfolio companies, respectively	$349.3	$392.2
Debt repayments in existing portfolio companies	288.4	190.5
Sales of securities in 9 and 13 portfolio companies, respectively	26.7	77.9
Change in unrealized appreciation on 42 and 43 portfolio companies, respectively	19.4	20.6
Change in unrealized depreciation 25 and 14 portfolio companies, respectively	16.9	9.9

          At September 30, 2013, the Operating Company's weighted average yield to maturity was approximately 10.4%.

Results of Operations

          Since NMFC is a holding company with no direct operations of its own, and its only business and sole asset there is its ownership of common membership units of the Operating Company, NMFC's results of operations is based on the Operating Company's results of operations.

          Under GAAP, NMFC's IPO did not step-up the cost basis of the Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, and different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold or mature in the future. The Operating Company tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts income as if each investment was purchased at the date of the IPO (or stepped up to fair market value). The respective "Adjusted Net Investment Income" (defined as net investment income adjusted to reflect income as if the cost basis of investments held at the IPO date had stepped-up to fair market value as of the IPO date) is used in calculating both the incentive fee and dividend payments. The Operating Company also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

          The following table for the Operating Company for the three months ended September 30, 2013 is adjusted to reflect the step-up to fair market value and the allocation of the incentive fees related to hypothetical capital gains out of the adjusted post-incentive fee net investment income.

(in thousands)	Three months ended September 30, 2013	Stepped-up Cost Basis Adjustments	Incentive Fee Adjustments(1)	Adjusted three months ended September 30, 2013
Investment income
Interest income	$27,175	$(111)	$—	$27,064
Dividend income	(1,631)	—	—	(1,631)
Other income	249	—	—	249

Total investment income	25,793	(111)	—	25,682

Total net expenses pre-incentive fee(2)	8,014	—	—	8,014

Pre-Incentive Fee Net Investment Income	17,779	(111)	—	17,668

Incentive fee	5,120	—	(1,587)	3,533

Post-Incentive Fee Net Investment Income	12,659	(111)	1,587	14,135

Net realized gains on investments	5,160	(121)	—	5,039
Net change in unrealized appreciation (depreciation) of investments	2,659	232	—	2,891
Capital gains incentive fees	—	—	(1,587)	(1,587)

Net increase in members' capital resulting from operations	$20,478			$20,478

(1)
For the three months ended September 30, 2013, the Operating Company incurred total incentive fees of $5.1 million, of which $1.6 million related to capital gains incentive fees on a hypothetical liquidation basis.

(2)
Includes expense waivers and reimbursements of $0.6 million.

          For the three months ended September 30, 2013, the Operating Company had a $0.1 million adjustment to interest income for amortization, a decrease of $0.1 million to net realized gains and an increase of $0.2 million to net change in unrealized depreciation to adjust for the stepped-up cost basis of the transferred investments as discussed above. For the three months ended September 30, 2013, total adjusted investment income of $25.7 million consisted of approximately $24.4 million in cash interest from investments, approximately $0.8 million in payment-in-kind interest from investments, approximately $1.2 million in prepayment fees, net amortization of purchase premiums and discounts and origination fees of approximately $0.7 million, approximately ($1.6) million in dividend income and approximately $0.2 million in other income. The Operating Company's Adjusted Net Investment Income was $14.1 million for the three months ended September 30, 2013.

          The following table for the Operating Company for the nine months ended September 30, 2013 is adjusted to reflect the step-up to fair market value and the allocation of the incentive fees related to hypothetical capital gains out of the adjusted post-incentive fee net investment income.

(in thousands)	Nine months ended September 30, 2013	Stepped-up Cost Basis Adjustments	Incentive Fee Adjustments(1)	Adjusted nine months ended September 30, 2013
Investment income
Interest income	$79,539	$(804)	$—	$78,735
Dividend income	4,802	—	—	4,802
Other income	1,926	—	—	1,926

Total investment income	86,267	(804)	—	85,463

Total net expenses pre-incentive fee(2)	23,472	—	—	23,472

Pre-Incentive Fee Net Investment Income	62,795	(804)	—	61,991

Incentive fee	14,966	—	(2,568)	12,398

Post-Incentive Fee Net Investment Income	47,829	(804)	2,568	49,593

Net realized gains on investments	9,516	(3,270)	—	6,246
Net change in unrealized appreciation (depreciation) of investments	2,518	4,074	—	6,592
Capital gains incentive fees	—	—	(2,568)	(2,568)

Net increase in members' capital resulting from operations	$59,863			$59,863

(1)
For the nine months ended September 30, 2013, the Operating Company incurred total incentive fees of $15.0 million, of which $2.6 million related to capital gains incentive fees on a hypothetical liquidation basis.

(2)
Includes expense waivers and reimbursements of $2.3 million.

          For the nine months ended September 30, 2013, the Operating Company had a $0.8 million adjustment to interest income for amortization, a decrease of $3.3 million to net realized gains and an increase of $4.1 million to net change in unrealized depreciation to adjust for the stepped-up cost basis of the transferred investments as discussed above. For the nine months ended September 30, 2013, total adjusted investment income of $85.5 million consisted of approximately $70.1 million in cash interest from investments, approximately $2.4 million in payment-in-kind interest from investments, approximately $4.4 million in prepayment fees, net amortization of purchase premiums and discounts and origination fees of approximately $1.9 million, approximately

$4.8 million in dividend income and approximately $1.9 million in other income. The Operating Company's Adjusted Net Investment Income was $49.6 million for the nine months ended September 30, 2013.

          In accordance with GAAP, for the nine months ended September 30, 2012, the Operating Company accrued $2.6 million of hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value. Approximately $0.9 million of capital gains incentive fees would be owed under the Investment Management Agreement if the Operating Company had ceased operations as of September 30, 2013, as cumulative net Adjusted Realized Capital Gains exceeded cumulative Adjusted Unrealized Capital Depreciation.

          The following table for the Operating Company for the year ended December 31, 2012 is adjusted to reflect the step-up to fair market value and the allocation of the incentive fees related to hypothetical capital gains out of the adjusted post-incentive fee net investment income.

	Year ended December 31, 2012	Stepped-up Cost Basis Adjustments	Incentive Fee Adjustments(1)	Adjusted year ended December 31, 2012
	(in thousands)
Investment income
Interest income	$83,646	$(3,476)	$—	$80,170
Dividend income	812	—	—	812
Other income	1,328	—	—	1,328

Total investment income	85,786	(3,476)	—	82,310

Total expenses pre-incentive fee	24,625	—	—	24,625

Pre-Incentive Fee Net Investment Income	61,161	(3,476)	—	57,685

Incentive fee	15,944	—	(4,407)	11,537

Post-Incentive Fee Net Investment Income	45,217	(3,476)	4,407	46,148

Net realized gains (losses) on investments	18,851	(6,958)	—	11,893
Net change in unrealized appreciation of investments	9,928	10,434	—	20,362
Capital gains incentive fees	—	—	(4,407)	(4,407)

Net increase in capital resulting from operations	$73,996			$73,996

(1)
For the year ended December 31, 2012, the Operating Company incurred total incentive fees of $15.9 million, of which $4.4 million related to capital gains incentive fees on a hypothetical liquidation basis.

          For the year ended December 31, 2012, the Operating Company had a $3.5 million adjustment to interest income for amortization, a decrease of $6.9 million to net realized gains and an increase of $10.4 million to net change in unrealized appreciation to adjust for the stepped-up cost basis of the transferred investments as discussed above. For the year ended December 31, 2012, total adjusted interest income of $80.2 million consisted of approximately $71.9 million in cash interest from investments, approximately $2.2 million in payment-in-kind interest from investments, approximately $3.6 million in prepayment fees and net amortization of purchase premiums and discounts and origination fees of approximately $2.5 million. The Operating Company's Adjusted Net Investment Income was $46.1 million for the year ended December 31, 2012.

          In accordance with GAAP, for the year ended December 31, 2012, the Operating Company accrued $4.4 million of hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on

investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value. As of December 31, 2012, no actual capital gains incentive fee was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Capital Gains did not exceed cumulative Adjusted Unrealized Capital Depreciation.

          The following table for the Operating Company for the period May 19, 2011 (effective date of the Investment Management Agreement) to December 31, 2011 is adjusted to reflect the step-up to fair market value.

	Period from May 19, 2011 to December 31, 2011	Adjustments	Adjusted Period from May 19, 2011 to December 31, 2011
	(in thousands)
Investment income
Interest income	$38,836	$(2,019)	$36,817
Other income	670	—	670

Total investment income	39,506	(2,019)	37,487

Total expenses pre-incentive fee	11,863	—	11,863

Pre-Incentive Fee Net Investment Income	27,643	(2,019)	25,624

Incentive fee(1)	3,522	—	3,522

Post-Incentive Fee Net Investment Income	24,121	(2,019)	22,102

Net realized gains (losses) on investments	3,298	(2,422)	876
Net change in unrealized (depreciation) appreciation of investments	(15,538)	4,441	(11,097)

Net increase in capital resulting from operations	$11,881		$11,881

(1)
For the year ended December 31, 2011, the Operating Company had no incentive fees related to capital gains incentive fees on a hypothetical liquidation basis.

          For the period May 19, 2011 (effective date of the Investment Management Agreement) to December 31, 2011, the Operating Company had a $2.0 million adjustment to interest income for amortization, a decrease of $2.4 million to realized gains and an increase of $4.4 million to unrealized depreciation to adjust for the stepped-up cost basis of the transferred investments as discussed above. The Operating Company's Adjusted Net Investment Income was $22.1 million for the period May 19, 2011 (effective date of the Investment Management Agreement) to December 31, 2011.

 Results of Operations for the Operating Company for the
Three Months Ended September 30, 2013 and September 30, 2012

Revenue

	Three months ended
(in thousands)	September 30, 2013	September 30, 2012	Percent Change
Interest income	$27,175	$21,362	27%
Dividend income	(1,631)	215	NM *
Other income	249	175	42%

Total investment income	$25,793	$21,752

*
Not meaningful.

          The Operating Company's total investment income increased by $4.0 million for the three months ended September 30, 2013 as compared to the three months ended September 30, 2012. The increase in interest and other income from the three months ended September 30, 2012 to the three months ended September 30, 2013 was primarily attributable to larger invested balances, driven by the proceeds from the 2012 and 2013 primary offerings of NMFC's common stock, the Operating Company's use of leverage for its revolving credit facilities to originate new investments and prepayment fees received associated with the early repayments or partial repayments of three different portfolio companies held by the Operating Company as of June 30, 2013. Additionally, the Operating Company's other income increased due to amendment and forbearance fees received associated with two different portfolio companies held by the Operating Company as of September 30, 2013. For the three months ended September 30, 2013, a change in an accounting estimate related to the classification of dividend income for a distribution recorded in the prior quarter resulted in a reduction in the cost basis of a warrant investment by approximately $0.5 million, a reduction to dividend income of approximately $1.8 million, a realized gain of approximately $1.3 million and an unrealized gain of approximately $0.5 million. As a result of the change in estimate, there was a reclassification of total incentive fee of approximately $0.4 million from incentive fees attributable to Adjusted Net Investment Income to capital gains incentive fees for the three months ended September 30, 2013.

Operating Expenses

	Three months ended
(in thousands)	September 30, 2013	September 30, 2012	Percent Change
Management fee	$3,754	$2,768	36%
Incentive fee	3,533	2,978	19%
Capital gains incentive fee(1)	1,587	2,583	(39)%
Interest and other credit facility expenses	3,190	2,402	33%
Administrative expenses	743	544	37%
Professional fees	549	405	36%
Other general and administrative expenses	378	375	1%

Total expenses	13,734	12,055

Less: expenses waived and reimbursed	(600)	(439)	37%
Net expenses	$13,134	$11,616

(1)
Capital gains incentive fee accrual assumes a hypothetical liquidation basis.

          The Operating Company's total net operating expenses increased by $1.5 million for the three months ended September 30, 2013 as compared to the three months ended September 30, 2012. Interest and other credit facility expenses increased by $0.8 million during the three months ended September 30, 2013, primarily due to the increase of average debt outstanding from $105.8 million to $190.7 million for the Holdings Credit Facility and from $184.1 million to $214.8 million for the SLF Credit Facility for the three months ended September 30, 2012 compared to September 30, 2013. During the three months ended September 30, 2013, the Operating Company incurred $7.2 thousand in other expenses that were not subject to the expense cap pursuant to the Administration Agreement, as amended and restated, and further restricted by the Operating Company.

          Additionally, the Operating Company's management fees increased by $1.0 million and total incentive fees decreased by $0.4 million for the three months ended September 30, 2013 as compared to the three months ended September 30, 2012. The increase in management fees from the three months ended September 30, 2012 to the three months ended September 30, 2013 was attributable to larger invested balances, driven by the proceeds from the 2012 and 2013 primary offerings of NMFC's common stock and the Operating Company's use of leverage for its revolving credit facilities to originate new investments. The decrease in total incentive fees from the three months ended September 30, 2012 to the three months ended September 30, 2013 was attributable to lower net realized and unrealized gains or losses of investments during the three months ended September 30.

Net Realized Gains and Net Change in Unrealized Appreciation (Depreciation)

	Three months ended
(in thousands)	September 30, 2013	September 30, 2012	Percent Change
Net realized gains on investments	$5,160	$1,615	220%
Net change in unrealized appreciation (depreciation) of investments	2,659	10,494	(75)%

Total net realized gains and net change in unrealized appreciation (depreciation) of investments	$7,819	$12,109

          The Operating Company's net realized and unrealized gains or losses resulted in a net gain of $7.8 million for the three months ended September 30, 2013 compared to a net gain of $12.1 million for the same period in 2012. We look at net realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations. The net gain for the three months ended September 30, 2013 was driven by the overall increase in the market prices of the Operating Company's investments during the period. For the three months ended September 30, 2013, a change in accounting estimate related to the classification of dividend income for a distribution recorded in the prior quarter resulted in a realized gain of approximately $1.3 million and an unrealized gain of approximately $0.5 million. In addition, the modification of terms on one debt investment that was accounted for as an extinguishment resulted in a realized gain of $1.7 million for the three months ended September 30, 2013. The net gain for the three months ended September 30, 2012 was primarily driven by the overall increase in the market prices of the Operating Company's investments during the period.

Results of Operations for the Operating Company for the
Nine Months Ended September 30, 2013 and September 30, 2012

Revenue

	Nine months ended
(in thousands)	September 30, 2013	September 30, 2012	Percent Change
Interest income	$79,539	$60,087	32%
Dividend income	4,802	215	NM *
Other income	1,926	771	150%

Total investment income	$86,267	$61,073

*
Not meaningful.

          The Operating Company's total investment income increased by $25.2 million for the nine months ended September 30, 2013 as compared to the nine months ended September 30, 2012. The increase in interest and other income from the nine months ended September 30, 2012 to the nine months ended September 30, 2013 was primarily attributable to larger invested balances, driven by the proceeds from the 2012 and 2013 primary offerings of NMFC's common stock, the Operating Company's use of leverage for its revolving credit facilities to originate new investments and prepayment fees received associated with the early repayments or partial repayments of 15 different portfolio companies held by the Operating Company as of December 31, 2012. Additionally, the Operating Company's other income increased due to consent, amendment and forbearance fees received associated with seven different portfolio companies held by the Operating Company as of December 31, 2012. The increase in dividend income from the nine months ended

September 30, 2012 to the nine months ended September 30, 2013 was primarily attributable to a distribution from one of the Operating Company's warrant investments.

Operating Expenses

	Nine months ended
(in thousands)	September 30, 2013	September 30, 2012	Percent Change
Management fee	$11,049	$7,887	40%
Incentive fee	12,398	8,147	52%
Capital gains incentive fee(1)	2,568	3,547	(28)%
Interest and other credit facility expenses	9,379	7,286	29%
Administrative expenses	2,441	1,604	52%
Professional fees	1,684	1,279	32%
Other general and administrative expenses	1,184	1,015	17%

Total expenses	40,703	30,765

Less: expenses waived and reimbursed	(2,265)	(1,387)	63%

Net expenses	$38,438	$29,378

(1)
Capital gains incentive fee accrual assumes a hypothetical liquidation basis.

          The Operating Company's total net operating expenses increased by $9.1 million for the nine months ended September 30, 2013 as compared to the nine months ended September 30, 2012. Interest and other credit facility expenses increased by $2.1 million during the nine months ended September 30, 2013, primarily due to the increase of average debt outstanding from $122.9 million to $192.8 million for the Holdings Credit Facility and from $174.8 million to $214.5 million for the SLF Credit Facility for the nine months ended September 30, 2012 compared to September 30, 2013. As of September 30, 2013, the Operating Company incurred $43.8 thousand in other expenses that were not subject to the expense cap pursuant to the Administration Agreement, as amended and restated, and further restricted by the Operating Company.

          Additionally, the Operating Company's management fees increased by $3.2 million and total incentive fees increased by $3.3 million for the nine months ended September 30, 2013 as compared to the nine months ended September 30, 2012. The increase in management and total incentive fees from the nine months ended September 30, 2012 to the nine months ended September 30, 2013 was attributable to larger invested balances, driven by the proceeds from the 2012 and 2013 primary offerings of NMFC's common stock, the Operating Company's use of leverage for its revolving credit facilities to originate new investments and the receipt of a dividend distribution from one of the Operating Company's warrant investments. The Operating Company's capital gains incentive fees decreased from $3.5 million for the nine months ended September 30, 2012 to $2.6 million for the nine months ended September 30, 2013 which was attributable to lower net realized and unrealized gains or losses of investments during the period. Approximately $0.9 million of capital gains incentive fees would be owed under the Investment Management Agreement if the Operating Company had ceased operations as of September 30, 2013, as cumulative net Adjusted Realized Gains exceeded cumulative Adjusted Unrealized Depreciation. As of September 30, 2012, no actual capital gains incentive fee was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Gains did not exceed cumulative Adjusted Unrealized Depreciation.

Net Realized Gains and Net Change in Unrealized Appreciation (Depreciation)

	Nine months ended
(in thousands)	September 30, 2013	September 30, 2012	Percent Change
Net realized gains on investments	$9,516	$14,591	(35)%
Net change in unrealized appreciation (depreciation) of investments	2,518	10,710	(76)%

Total net realized gains and net change in unrealized appreciation (depreciation) of investments	$12,034	$25,301

          The Operating Company's net realized and unrealized gains or losses resulted in a net gain of $12.0 million for the nine months ended September 30, 2013 compared to a net gain of $25.3 million for the same period in 2012. We look at net realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations. The net gain for the nine months ended September 30, 2013 was driven by sales or repayment of investments with fair values in excess of December 31, 2012 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. Additionally, during the nine months ended September 30, 2013, a change in accounting estimate related to the classification of dividend income for a distribution recorded in the prior quarter resulted in a realized gain of approximately $1.3 million and an unrealized gain of approximately $0.5 million, as well as the modification of terms on one debt investment that was accounted for as an extinguishment, which resulted in a realized gain of $1.7 million for the nine months ended September 30, 2013. The net gain for the nine months ended September 30, 2012 was primarily related to the overall increase in the market and the quality of the Operating Company's portfolio, directly impacting the prices of the Operating Company's portfolio.

Results of Operations for the Operating Company for the Years Ended
December 31, 2012, December 31, 2011 and December 31, 2010

Revenue

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Interest income	$83,646	$55,809	$40,485
Dividend income	812	—	—
Other income	1,328	714	890

Total investment income	$85,786	$56,523	$41,375

          The Operating Company's total investment income increased by $29.3 million for the year ended December 31, 2012 as compared to the year ended December 31, 2011. The 51.8% increase in investment income from the year ended 2011 to the year ended 2012 was primarily attributable to larger invested balances, mainly driven by the proceeds from the July 2012 and December 2012 equity offerings, and the Operating Company's use of leverage from its revolving credit facilities to originate new investments. In the year ended December 31, 2012, the Operating Company's other income increased due to commitment fees received from three bridge facilities and fees received associated with amendments of 14 different portfolio companies. Additionally, during the year ended December 31, 2012, the Operating Company received distributions from two portfolio companies, which was recorded as dividend income.

          The Operating Company's total investment income increased by $15.1 million for the year ended December 31, 2011 as compared to the year ended December 31, 2010. The 36.6% increase in investment income from the year ended 2010 to the year ended 2011 was primarily attributable to larger invested balances, which was mainly driven by the proceeds of the IPO on May 19, 2011 and the formation of NMF SLF. NMF SLF, formed on October 7, 2010, uses cash injected by the Operating Company and leverage from its revolving credit facility to invest primarily in first lien debt securities. Additionally in 2011, the Operating Company's interest income increased due to prepayment premiums associated with the refinancing and early repayment of the debt of multiple portfolio companies.

Operating Expenses

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Incentive fee	$15,944	$3,522	$—
Management fee	11,109	4,938	71
Interest and other credit facility expenses	10,085	7,086	2,948
Professional fees	1,021	722	327
Other expenses	2,410	1,730	565

Total operating expenses	$40,569	$17,998	$3,911

(1)
For the year ended December 31, 2012, the total incentive fees incurred of $15.9 million included $4.4 million related to capital gains incentive fees on a hypothetical liquidation basis.

          The Operating Company's total operating expenses increased by $22.6 million for the year ended December 31, 2012 as compared to the year ended December 31, 2011. The Operating Company's management fees and incentive fees increased by $6.2 million and $12.4 million, respectively, for the year ended December 31, 2012 as compared to the year ended December 31, 2011. The increase in management and incentive fees from the year ended December 31, 2011 to the year ended December 31, 2012 was attributable to larger invested balances, driven by the proceeds from the July 2012 and December 2012 equity offerings, and the Operating Company's use of leverage from its revolving credit facilities to originate new investments. As a result of the net increase in Adjusted Realized Capital Gains (Losses) and Adjusted Unrealized Capital Appreciation (Depreciation), a capital gains incentive fees accrual of $4.4 million was booked for the year ended December 31, 2012. No capital gains incentive fees were booked for the year ended December 31, 2011. As a result of the IPO on May 19, 2011, the Operating Company pays management fees and incentive fees under its Investment Management Agreement, which provides a different basis for the calculation of these fees as compared to amounts previously paid prior to the completion of the IPO. As such, management and incentive fees were calculated in accordance with this agreement for a full year in 2012 as compared to a partial year in 2011. Prior to the IPO, an affiliate of the Predecessor Entities paid a majority of the management and incentive fees.

          Interest and other credit facility expenses increased by $3.0 million during the year ended December 31, 2012, primarily due to the increase of average debt outstanding from $61.6 million to $133.6 million for the Holdings Credit Facility and from $133.8 million to $181.4 million for the SLF Credit Facility for the year ended December 31, 2011 compared to December 31, 2012. For the years ended December 31, 2012 and December 31, 2011, the Operating Company incurred

$2.5 million and $2.2 million in other expenses that were above the expense cap pursuant to the Administration Agreement, as amended and restated, and further restricted by the Operating Company.

          The Operating Company's total operating expenses increased by $14.1 million for the year ended December 31, 2011 as compared to the year ended December 31, 2010. The Operating Company's management fees and incentive fees increased by $4.9 million and $3.5 million, respectively, for the year ended December 31, 2011 as compared to the year ended December 31, 2010. As a result of the IPO on May 19, 2011, the Operating Company pays management fees and incentive fees under its Investment Management Agreement, which provides a different basis for the calculation of these fees as compared to amounts previously paid prior to the completion of the IPO. Prior to the IPO, an affiliate of the Predecessor Entities paid a majority of the management and incentive fees.

          Interest and other credit facility expenses increased by $4.1 million during the year ended December 31, 2011. The credit facility of NMF SLF was originally executed in October 2010 and, therefore, it was not outstanding for the full year ended December 31, 2010. Costs associated with the closing of the credit facility of NMF SLF are capitalized and charged against income as other credit facility expense.

          Historical operating expenses do not reflect the allocation of certain professional fees, administrative and other expenses that have been incurred following the completion of the IPO. Accordingly, the Operating Company's historical operating expenses are not comparable to its operating expenses after the completion of the IPO on May 19, 2011.

Net Realized Gains and Net Change in Unrealized Appreciation (Depreciation)

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Net realized gains on investments	$18,851	$16,252	$66,287
Net change in unrealized appreciation (depreciation) of investments	9,928	(23,100)	(39,959)

Total net realized gains and net change in unrealized appreciation (depreciation) of investments	$28,779	$(6,848)	$26,328

          The Operating Company's net realized and unrealized gains or losses resulted in a net gain of $28.8 million for the year ended December 31, 2012 compared to a net loss of $6.8 million for the same period in 2011, and a net gain of $26.3 million for the same period in 2010. We look at net realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations. The total net gain for the year ended December 31, 2012 was primarily related to the overall increase in the market and the quality of the Operating Company's portfolio, directly impacting the prices of the Operating Company's portfolio. The appreciation of the Operating Company's portfolio and the sale or repayment of investments with fair values in excess of December 31, 2011 valuations, resulted in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. The total net loss for the year ended December 31, 2011 was primarily related to the overall market decline, directly impacting the prices of the Operating Company's portfolio. The total net gain for the year ended December 31, 2010 was primarily driven by the continued appreciation of the Operating Company's portfolio and the sale of investments with fair values in excess of December 31, 2009 valuations, resulting in realized gains being greater than the reversal of the cumulative unrealized gains for those investments.

Liquidity and Capital Resources

          The primary use of existing funds and any funds raised in the future is expected to be for the Operating Company's repayment of indebtedness, the Operating Company's investments in portfolio companies, cash distributions to the Operating Company's unit holders or for other general corporate purposes.

          Since NMFC's IPO, and through September 30, 2013, NMFC raised approximately $190.4 million in net proceeds from additional offerings of common stock and issued shares valued at approximately $193.7 million on behalf of AIV Holdings for exchanged units. NMFC acquired from the Operating Company units of the Operating Company equal to the number of shares of NMFC's common stock sold in the additional offerings.

          On March 25, 2013, NMFC completed a public offering of 2,000,000 shares of its common stock and an underwritten secondary public offering of 4,000,000 shares of its common stock on behalf of a selling stockholder, AIV Holdings, at a public offering price of $14.30 per share. In connection with the underwritten secondary public offering, the underwriters purchased an additional 900,000 shares of NMFC's common stock from AIV Holdings with the exercise of the overallotment option to purchase up to an additional 900,000 shares of common stock. The Operating Company received net proceeds of $28.4 million in connection with the sale of 2,000,000 shares by NMFC of its common stock. NMFC did not receive any proceeds from the sale of shares of NMFC's common stock by AIV Holdings. The Operating Company and NMFC bore only their allocable portion of offering expenses related to the public offering of 2,000,000 shares, and did not bear any expenses in connection with the secondary public offering of the 4,900,000 shares of NMFC's common stock on behalf of AIV Holdings, which were borne by AIV Holdings.

          On June 21, 2013, NMFC completed a public offering of 2,000,000 shares of its common stock and an underwritten secondary public offering of 4,000,000 shares of its common stock on behalf of a selling stockholder, AIV Holdings, at a public offering price of $14.55 per share. In connection with the underwritten secondary public offering, the underwriters purchased an additional 750,000 shares of NMFC's common stock from AIV Holdings with the exercise of the overallotment option to purchase up to an additional 900,000 shares of common stock. The Operating Company received net proceeds of $28.6 million in connection with the sale of 2,000,000 shares by NMFC of its common stock. NMFC did not receive any proceeds from the sale of shares of NMFC's common stock by AIV Holdings. The Operating Company and NMFC bore only their allocable portion of offering expenses related to the public offering of 2,000,000 shares, and did not bear any expenses in connection with the secondary public offering of the 4,750,000 shares of NMFC's common stock on behalf of AIV Holdings, which were borne by AIV Holdings.

          The Operating Company's liquidity is generated and generally available through advances from the revolving credit facilities, from cash flows from operations, and, we expect, through periodic follow-on equity offerings of NMFC.

          At September 30, 2013 and December 31, 2012, the Operating Company had cash and cash equivalents of approximately $17.6 million and $12.8 million, respectively. Cash provided by operating activities for the nine months ended September 30, 2013 was approximately $52.1 million and cash used in operating activities for the nine months ended September 30, 2012 was approximately $83.8 million. We expect that all current liquidity needs by the Operating Company will be met with cash flows from operations and other activities.

Credit Facilities

          Holdings Credit Facility — The Loan and Security Agreement, as amended and restated, dated May 19, 2011 (the "Holdings Credit Facility") among the Operating Company as the

Borrower and Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016, as amended on May 8, 2012.

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $250.0 million, as amended on June 24, 2013. The Operating Company is permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility is collateralized by all of the investments of the Operating Company on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Operating Company's Consolidated Statement of Assets, Liabilities, and Members' Capital and charged against income as other credit facility expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. In addition, the Holdings Credit Facility requires the Operating Company to maintain a minimum asset coverage ratio. However, the covenants are generally not tied to mark to market fluctuations in the prices of the Operating Company's investments, but rather to the performance of the underlying portfolio companies.

          The Holdings Credit Facility bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 2.75% per annum, as amended on May 8, 2012, and charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement).

          The following table summarizes the interest expense and non-usage fees incurred by the Operating Company on the Holdings Credit Facility for the three and nine months ended September 30, 2013 and September 30, 2012:

	Three months ended			Nine months ended
(in millions)	September 30, 2013		September 30, 2012	September 30, 2013	September 30, 2012
Interest expense	$1.4		$0.8	$4.3	$2.9
Non-usage fee	—	(1)	0.2	0.1	0.3
Weighted average interest rate	2.9%		3.0%	2.9%	3.1%
Average debt outstanding	$190.7		$105.8	$192.8	$122.9

(1)
For the three months ended September 30, 2013, the total non-usage fee was less than $0.1 million.

          As of September 30, 2013 and December 31, 2012, the outstanding balance on the Holdings Credit Facility was $159.1 million and $206.9 million, respectively, and the Operating Company was not aware of any instances of non-compliance related to the Holdings Credit Facility on such dates.

          SLF Credit Facility — NMF SLF's Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") among NMF SLF as the Borrower, the Operating Company as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016, as amended on May 8, 2012. The maximum amount of revolving borrowings available under the SLF Credit Facility is $215.0 million, as amended on December 18, 2012. The loan is non-recourse to the Operating Company and secured by all assets owned by the borrower on an investment by investment basis. All fees associated with the origination or upsizing of the SLF Credit Facility are capitalized on the Consolidated Statement of Assets, Liabilities, and Members' Capital and charged against income as other credit facility expenses over the life of the SLF Credit Facility. The SLF Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. The covenants are generally not tied to mark to market fluctuations in the prices of our investments, but rather to the performance of the underlying portfolio companies. Due to an amendment to the SLF Credit Facility on October 27, 2011, NMF SLF is no longer restricted from the purchase or sale of loans with an affiliate. Therefore, specified loans can be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility.

          As of September 30, 2013, the SLF Credit Facility permits borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all pledged debt securities in the SLF Credit Facility is allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association, as amended on March 11, 2013. The amendment does not increase the amount of borrowings permitted under the SLF Credit Facility.

          The SLF Credit Facility bears interest at a rate of LIBOR plus 2.00% per annum for first lien loans and 2.75% for second lien loans, as amended on March 11, 2013. A non-usage fee is paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement).

          The following table summarizes the interest expense and non-usage fees incurred by the Operating Company on the SLF Credit Facility for the three and nine months ended September 30, 2013 and September 30, 2012:

	Three months ended				Nine months ended
(in millions)	September 30, 2013		September 30, 2012		September 30, 2013	September 30, 2012
Interest expense	$1.2		$1.0		$3.7	$3.1
Non-usage fee(1)	—	(1)	—	(1)	—(1)	—(1)
Weighted average interest rate	2.3%		2.2%		2.3%	2.4%
Average debt outstanding	$214.8		$184.1		$214.5	$174.8

(1)
For the three and nine months ended September 30, 2013 and September 30, 2012, the total non-usage fee was less than $50 thousand.

          As of September 30, 2013 and December 31, 2012, the outstanding balance on the SLF Credit Facility was $215.0 million and $214.3 million, respectively, and NMF SLF was not aware of any instances of non-compliance related to the SLF Credit Facility on such dates.

Off-Balance Sheet Arrangements

          The Operating Company may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of its portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of September 30, 2013 and December 31, 2012, the Operating Company had outstanding commitments to third parties to fund investments totaling $10.5 million and $10.5 million, respectively, under various undrawn revolving credit facilities, delayed draw commitments or other future funding commitments.

          The Operating Company may from time to time enter into financing commitment letters or bridge financing commitments, which could require funding in the future. As of September 30, 2013 and December 31, 2012, the Operating Company did not enter into any commitment letters to purchase debt investments. As of September 30, 2013 and December 31, 2012, the Operating Company had bridge financing commitments in an aggregate par amount of $52.5 million and $0, respectively, which could require funding in the future.

Borrowings

          The Operating Company had borrowings of $159.1 million and $206.9 million outstanding as of September 30, 2013 and December 31, 2012, respectively, under the Holdings Credit Facility. The Operating Company had borrowings of $215.0 million and $214.3 million outstanding as of September 30, 2013 and December 31, 2012, respectively, under the SLF Credit Facility.

Contractual Obligations

          A summary of the Operating Company's significant contractual payment obligations as of September 30, 2013 is as follows:

		Contractual Obligations Payments Due by Period (in millions)
	Total	Less than 1 Year	1 - 3 Years	3 - 5 Years	More than 5 Years
Holdings Credit Facility(1)	$159.1	$—	$—	$159.1	$—
SLF Credit Facility(2)	215.0	—	—	215.0	—

Total Contractual Obligations	$374.1	$—	$—	$374.1	$—

(1)
Under the terms of the $250.0 million Holdings Credit Facility, all outstanding borrowings under that facility ($159.1 million as of September 30, 2013) must be repaid on or before October 27, 2016. As of September 30, 2013, there was approximately $90.9 million of possible capacity remaining under the Holdings Credit Facility.

(2)
Under the terms of the $215.0 million SLF Credit Facility, all outstanding borrowings under that facility ($215.0 million as of September 30, 2013) must be repaid on or before October 27, 2016. As of September 30, 2013, there was no capacity remaining under the SLF Credit Facility.

          The Operating Company has certain contracts under which it has material future commitments. The Operating Company has $10.5 million of undrawn funding commitments as of September 30, 2013 related to its participation as a lender in revolving credit facilities, delayed draw commitments or other future funding commitments of the Operating Company's portfolio companies. As of September 30, 2013, the Operating Company had entered into $52.5 million of bridge financing commitments, which could require funding in the future.

          We have entered into the Investment Management Agreement with the Investment Adviser in accordance with the 1940 Act. Under the Investment Management Agreement, the Investment Adviser has agreed to provide the Operating Company with investment advisory and management services. We have agreed to pay for these services (1) a management fee and (2) an incentive fee based on its performance.

          We have also entered into an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator. Under the Administration Agreement, the Administrator has agreed to arrange office space for us and provide office equipment and clerical, bookkeeping and record keeping services and other administrative services necessary to conduct our respective day-to-day operations. The Administrator has also agreed to perform, or oversee the performance of, our financial records, our reports to stockholders / unit holders and reports filed with the Securities and Exchange Commission.

          If any of the contractual obligations discussed above are terminated, our costs under any new agreements that are entered into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under the Investment Management Agreement and the Administration Agreement.

Distributions and Dividends

          Dividends declared and paid to stockholders / unit holders of the New Mountain Finance Entities for the nine months ended September 30, 2013 totaled $48.9 million.

          The following table summarizes the Operating Company's and NMFC's quarterly cash distributions, including dividends and returns of capital, if any, per unit/share that have been declared by the Operating Company's board of directors, and subsequently NMFC's board of directors, since NMFC's IPO:

Fiscal Year Ended	Date Declared	Record Date	Payment Date	Per Share/ Unit Amount
December 31, 2013
Third Quarter	August 7, 2013	September 16, 2013	September 30, 2013	$0.34
Third Quarter (1)	August 7, 2013	August 20, 2013	August 30, 2013	0.12
Second Quarter	May 6, 2013	June 14, 2013	June 28, 2013	0.34
First Quarter	March 6, 2013	March 15, 2013	March 28, 2013	0.34
December 31, 2012
Fourth Quarter (2)	December 27, 2012	December 31, 2012	January 31, 2013	$0.14
Fourth Quarter	November 6, 2012	December 14, 2012	December 28, 2012	0.34
Third Quarter	August 8, 2012	September 14, 2012	September 28, 2012	0.34
Second Quarter	May 8, 2012	June 15, 2012	June 29, 2012	0.34
Second Quarter (3)	May 8, 2012	May 21, 2012	May 31, 2012	0.23
First Quarter	March 7, 2012	March 15, 2012	March 30, 2012	0.32
December 31, 2011
Fourth Quarter	November 8, 2011	December 15, 2011	December 30, 2011	$0.30
Third Quarter	August 10, 2011	September 15, 2011	September 30, 2011	0.29
Second Quarter	August 10, 2011	August 22, 2011	August 31, 2011	0.27

Total				$3.71

(1)
Special dividend related to a distribution received attributable to the Operating Company's investment in YP Equity Investors LLC.

(2)
Special dividend intended to minimize to the greatest extent possible NMFC's federal income or excise tax liability.

(3)
Special dividend related to estimated realized capital gains attributable to the Operating Company's investments in Lawson Software, Inc. and Infor Lux Bond Company.

          Tax characteristics of all dividends paid by NMFC are reported to stockholders on Form 1099 after the end of the calendar year. Future quarterly dividends, if any, for the New Mountain Finance Entities will be determined by their respective board of directors.

          Since NMFC is a holding company, all distributions on its common stock will be paid from distributions received from the Operating Company. The Operating Company intends to make distributions to its unit holders that will be sufficient to enable NMFC to pay quarterly distributions to its stockholders and to maintain its status as a RIC. NMFC intends to distribute approximately its entire portion of the Operating Company's Adjusted Net Investment Income on a quarterly basis and substantially its entire portion of the Operating Company's taxable income on an annual basis, except that it may retain certain net capital gains for reinvestment.

          NMFC maintains an "opt out" dividend reinvestment plan for its common stockholders. As a result, if the Operating Company declares a dividend, then NMFC stockholders' cash dividends will be automatically reinvested in additional shares of NMFC's common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Cash dividends reinvested in additional shares of NMFC's common stock will be automatically reinvested by NMFC in the Operating Company in exchange for additional units of the Operating Company.

Related Parties

          The New Mountain Finance Entities have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  Together, NMFC and AIV Holdings own all the outstanding units of the Operating Company. As of September 30, 2013, NMFC and AIV Holdings own approximately 85.3% and 14.7%, respectively, of the units of the Operating Company.

  •
  The Operating Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

  •
  The New Mountain Finance Entities have entered into an Administration Agreement, with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the New Mountain Finance Entities and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Operating Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the New Mountain Finance Entities under the Administration Agreement, including rent, the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of the Operating Company's chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement, as amended and restated, and further restricted by the Operating Company, expenses payable to the Administrator by the Operating Company as well as other direct and indirect expenses (excluding interest, other credit facility expense, trading expenses and management and incentive fees) has been capped at $3.5 million for the time period from April 1, 2012 to March 31, 2013 and capped at $4.25 million for the time period from April 1, 2013 to March 31, 2014.

  •
  The New Mountain Finance Entities, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain

    Capital, pursuant to which New Mountain Capital has agreed to grant the New Mountain Finance Entities, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          In addition, NMFC and the Operating Company have adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with the Operating Company's investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Operating Company and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the Securities and Exchange Commission and its staff, and consistent with the Investment Adviser's allocation procedures.

          Concurrently with the IPO, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

Quantitative and Qualitative Disclosures About Market Risk

          The Operating Company is subject to certain financial market risks, such as interest rate fluctuations. During the nine months ended September 30, 2013, certain of the loans held in the Operating Company's portfolio had floating interest rates. As of September 30, 2013, approximately 88% of investments (excluding investments on non-accrual, revolvers, and non-interest bearing equity investments) represent floating-rate investments with a LIBOR floor (includes investments bearing prime interest rate contracts) and approximately 12% of investments represent fixed-rate investments. Additionally, the Operating Company's senior secured revolving credit facilities are also subject to floating interest rates and are currently paid based on one-month floating LIBOR rates.

          The following table estimates the potential changes in net cash flow generated from interest income and expenses, should interest rates increase by 100, 200 or 300 basis points, or decrease by 25 basis points. Interest income is calculated as revenue from interest generated from the Operating Company's portfolio of investments held on September 30, 2013. Interest expense is calculated based on the terms of the Operating Company's two outstanding revolving credit facilities. For the Operating Company's floating rate credit facilities, the Operating Company uses the outstanding balance as of September 30, 2013. Interest expense on the Operating Company's floating rate credit facilities are calculated using the interest rate as of September 30, 2013, adjusted for the hypothetical changes in rates, as shown below. The base interest rate case assumes the rates on the Operating Company's portfolio investments remain unchanged from the actual effective interest rates as of September 30, 2013. These hypothetical calculations are based on a model of the investments in our portfolio, held as of September 30, and are only adjusted for assumed changes in the underlying base interest rates.

          Actual results could differ significantly from those estimated in the table.

Change in Interest Rates	Estimated Percentage Change in Interest Income Net of Interest Expense (unaudited)
-25 Basis Points(1)	0.74%
Base Interest Rate	—%
+100 Basis Points	(3.96)%
+200 Basis Points	1.07%
+300 Basis Points	7.18%

(1)
Limited to the lesser of the September 30, 2013 LIBOR rates or a decrease of 25 basis points.

          The Operating Company was not exposed to any foreign currency exchange risks as of September 30, 2013.

SENIOR SECURITIES

          Information about the Operating Company's senior securities is shown in the following table as of December 31, 2012, 2011, 2010 and 2009. Deloitte & Touche, LLP's report on the December 31, 2012, 2011, 2010 and 2009 information included in this senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
December 31, 2012
Holdings Credit Facility	$206.9	$2,353	$—	N/A
SLF Credit Facility	214.3	2,353	—	N/A
December 31, 2011
Holdings Credit Facility	129.0	2,426	—	N/A
SLF Credit Facility	165.9	2,426	—	N/A
December 31, 2010(5)
Holdings Credit Facility	59.7	3,074	—	N/A
SLF Credit Facility	56.9	3,074	—	N/A
December 31, 2009(5)
Holdings Credit Facility	77.7	4,080	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

(5)
Prior to NMFC's IPO on May 19, 2011, the Credit Facilities existed at the Predecessor Entities.

BUSINESS

The Company

          The Operating Company is a Delaware limited liability company. The Operating Company is externally managed and has elected to be treated as a BDC under the 1940 Act. As such, the Operating Company is obligated to comply with certain regulatory requirements. The Operating Company intends to be treated as a partnership for federal income tax purposes for so long as it has at least two members.

          The Operating Company is externally managed by the Investment Adviser. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $9.0 billion as of September 30, 2013. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. The Operating Company, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

          NMFC is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code.

          AIV Holdings is a Delaware corporation that was originally incorporated on March 11, 2011. Guardian AIV, a Delaware limited partnership, is AIV Holdings' sole stockholder. AIV Holdings is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. As such, AIV Holdings is obligated to comply with certain regulatory requirements. AIV Holdings has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under the Code.

          On May 19, 2011, NMFC priced its IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement. Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, the Operating Company owns all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

          NMFC and AIV Holdings are holding companies with no direct operations of their own, and their sole asset is their ownership in the Operating Company. NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of the Operating Company, pursuant to which NMFC and AIV Holdings were admitted as members of the Operating Company. NMFC acquired from the Operating Company, with the gross proceeds of the IPO and the Concurrent Private Placement, units of the Operating Company (the number of units are equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of the Operating Company equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of the Operating Company prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in the Operating Company. Guardian AIV contributed its units in the Operating Company to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings has the right to exchange all or any portion of its units in the Operating Company for shares of NMFC's common stock on a one-for-one basis at any time.

          Since NMFC's IPO, and through September 30, 2013, NMFC raised approximately $190.4 million in net proceeds from additional offerings of common stock and issued shares of its common stock valued at approximately $193.7 million on behalf of AIV Holdings for exchanged units. NMFC acquired from the Operating Company units of the Operating Company equal to the number of shares of NMFC's common stock sold in additional offerings. As of September 30, 2013, NMFC and AIV Holdings owned approximately 85.3% and 14.7%, respectively, of the units of the Operating Company.

          The current structure was designed to generally prevent NMFC and its stockholders from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings and its stockholders. The result is that any distributions made to NMFC's stockholders that are attributable to such gains generally will not be treated as taxable dividends but rather as return of capital. See "Material Federal Income Tax Considerations".

          The diagram below depicts the New Mountain Finance Entities' organizational structure as of September 30, 2013.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
These common membership units are exchangeable into shares of NMFC common stock on a one-for-one basis.

***
New Mountain Finance SPV Funding, L.L.C. ("NMF SLF").

          The Operating Company is a party to the Holdings Credit Facility pursuant to a secured credit agreement with Wells Fargo Bank, National Association. As of September 30, 2013, the Holdings Credit Facility, which matures on October 27, 2016, provides for potential borrowings up to $250.0 million. Unlike many credit facilities for BDCs the amount available under the Holdings Credit Facility is not subject to reduction as a result of mark to market fluctuations in its portfolio investments. As of September 30, 2013, the Operating Company was permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility bears interest at a rate of LIBOR plus 2.75% per annum and charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement). As of September 30, 2013, $159.1 million was outstanding under the Holdings Credit Facility.

          The SLF Credit Facility among NMF SLF as the Borrower, the Operating Company as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016. As of September 30, 2013, the maximum amount of revolving borrowings available under the SLF Credit Facility is $215.0 million. The loan is non-recourse to the Operating Company and secured by all assets owned by the borrower on an investment by investment basis. As of September 30, 2013, the SLF Credit Facility permitted borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all pledged debt securities in the SLF Credit Facility is allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association. Due to an amendment to the SLF Credit Facility on October 27, 2011, NMF SLF is no longer restricted from the purchase or sale of loans with an affiliate. Therefore, specified first lien loans can be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility. The SLF Credit Facility bears interest at a rate of LIBOR plus 2.00% per annum for first lien loans and 2.75% for second lien loans, as amended on March 11, 2013. A non-usage fee is paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement). As of September 30, 2013, $215.0 million was outstanding under the SLF Credit Facility.

          For a detailed discussion of the Holdings Credit Facility and the SLF Credit Facility, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources".

          We expect to continue to finance the Operating Company's investments using both debt and equity, including proceeds from equity issued by NMFC, which will be contributed to the Operating Company.

Recent Developments

          On November 8, 2013, the Operating Company's board of directors, and subsequently NMFC's board of directors, declared a fourth quarter 2013 distribution of $0.34 per unit/share payable on December 31, 2013 to holders of record as of December 17, 2013.

          On October 17, 2013, NMFC completed a public offering of 3,000,000 shares of its common stock and an underwritten secondary public offering of 3,000,000 shares of its common stock on behalf of a selling stockholder, AIV Holdings, at a public offering price of $14.34 per share. In connection with the underwritten secondary public offering, the underwriters purchased an additional 900,000 shares of NMFC's common stock from AIV Holdings with the exercise of the overallotment option to purchase up to an additional 900,000 shares of common stock. The Operating Company received net proceeds of $43.0 million in connection with the sale of 3,000,000 shares by NMFC of its common stock. NMFC did not receive any proceeds from the sale of shares of NMFC's common stock by AIV Holdings. The Operating Company and NMFC bore only their allocable portion of offering expenses related to the public offering of 3,000,000 shares, and did not bear any expenses in connection with the secondary public offering of the 3,900,000 shares of NMFC's common stock on behalf of AIV Holdings, which were borne by AIV Holdings.

          On October 28, 2013, the Operating Company amended its Holdings Credit Facility to increase the maximum amount of revolving borrowings available under the Holdings Credit Facility from $250.0 million to $280.0 million.

New Mountain Capital

          New Mountain Capital manages private equity, public equity and debt investments with aggregate assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $9.0 billion as of September 30, 2013.

          New Mountain Capital's first private equity fund, the $770.0 million New Mountain Partners, L.P., or "Fund I", began its investment period in January 2000. New Mountain Capital's second private equity fund, the $1.6 billion New Mountain Partners II, L.P., or "Fund II", began its investment period in January 2005. New Mountain Capital's third private equity fund, Fund III, with over $5.1 billion of aggregate commitments, began its investment period in August 2007. New Mountain Capital manages public equity portfolios through New Mountain Vantage Advisers, L.L.C., which is designed to apply New Mountain Capital's established strengths toward non-control positions in the U.S. public equity markets generally. New Mountain Capital manages its debt portfolio through the Operating Company, and the Operating Company is currently New Mountain Capital's only vehicle focused primarily on investing in the investments that we target.

          New Mountain Capital's mission is to be "best in class" in the new generation of investment managers as measured by returns, control of risk, service to investors and the quality of the businesses in which New Mountain Capital invests. All of New Mountain Capital's efforts emphasize intensive fundamental research and the proactive creation of proprietary investment advantages in carefully selected industry sectors. New Mountain Capital is a generalist firm but has developed particular competitive advantages in what New Mountain Capital believes to be particularly attractive sectors, such as education, healthcare, logistics, business and industrial services, federal information technology services, media, software, insurance, consumer products, financial services and technology, infrastructure and energy. New Mountain Capital is focused on systematically establishing expertise in new sectors in which it believes it will have a competitive advantage over time.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages the Operating Company's day-to-day operations and provides it with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring the Operating Company's investments and monitoring and servicing the Operating Company's investments. We do not have, and do not intend to have, any employees. As of September 30, 2013, the Investment Adviser was supported by approximately 100 staff members of New Mountain Capital, including 62 investment professionals.

          The Investment Adviser is managed by the five member Investment Committee, which is responsible for approving purchases and sales of the Operating Company's investments above $5.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam Collins, Douglas Londal and John Kline. The Investment Committee is responsible for approving all of the Operating Company's investment purchases above $5.0 million. The Investment Committee also monitors investments in the Operating Company's portfolio and approves all asset dispositions above $5.0 million. Purchases and dispositions below $5.0 million may be approved by the Operating Company's Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Investment Objectives and Portfolio

          The Operating Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the Operating Company's investments may also include equity interests such as preferred stock, common stock, warrants or options received in connection with the Operating Company's debt investments or may include a direct investment in the equity of private companies.

          The Operating Company makes investments through both primary originations and open-market secondary purchases. The Operating Company primarily targets loans to, and invests in, the United States middle market businesses, a market segment we believe continues to be underserved by other lenders. We define middle market businesses as those businesses with annual earnings before interest, taxes, depreciation, and amortization ("EBITDA") between $20.0 million and $200.0 million. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. The Operating Company's targeted investments typically have maturities of between five and ten years and generally range in size between $10.0 million and $50.0 million. This investment size may vary proportionately as the size of the Operating Company's capital base changes. At September 30, 2013, the Operating Company's portfolio consisted of 57 portfolio companies and was invested 51.2% in first lien loans, 41.4% in second lien loans, 4.5% in subordinated debt and 2.9% in equity and other, as measured at fair value.

          The fair value of the Operating Company's investments was approximately $1,041.4 million in 57 portfolio companies at September 30, 2013.

          The following table shows the Operating Company's portfolio and investment activity for the nine months ended September 30, 2013:

	Nine months ended
	September 30, 2013	September 30, 2012
	(in millions)
New investments in 21 and 30 portfolio companies, respectively	$349.3	$392.2
Debt repayments in existing portfolio companies	288.4	190.5
Sales of securities in 9 and 13 portfolio companies, respectively	26.7	77.9
Change in unrealized appreciation on 42 and 43 portfolio companies, respectively	19.4	20.6
Change in unrealized depreciation 25 and 14 portfolio companies, respectively	16.9	9.9

          At September 30, 2013, the Operating Company's weighted average yield to maturity was approximately 10.4%.

          The following summarizes the Operating Company's ten largest portfolio company investments and top ten industries in which the Operating Company was invested as of September 30, 2013, calculated as a percentage of total assets as of September 30, 2013.

Portfolio Company	Percent of Total Assets
McGraw-Hill Global Education Holdings, LLC	4.3%
UniTek Global Services, Inc.	3.5%
Edmentum, Inc. (fka Plato, Inc.)	3.3%
SRA International, Inc.	3.2%
Global Knowledge Training LLC	3.1%
Rocket Software, Inc.	2.9%
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited	2.8%
Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)	2.8%
Deltek, Inc.	2.8%
JHCI Acquisition, Inc.	2.8%

Industry	Percent of Total Assets
Software	20.1%
Business Services	16.8%
Education	16.1%
Federal Services	9.8%
Distribution & Logistics	7.3%
Healthcare Services	6.8%
Media	4.7%
Consumer Services	4.5%
Energy	4.1%
Healthcare Products	3.9%

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding more than 10 years ago. We focus on companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are non-cyclical and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and distribution and logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of the board of directors of the New Mountain Finance Entities, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, Chief Executive Officer and President of the New Mountain Finance Entities and Managing Director of New Mountain Capital, was formerly President of GSC, where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. Douglas Londal, Managing Director of New Mountain Capital, was previously co-head of Goldman, Sachs & Co.'s U.S. mezzanine debt team. John Kline, Chief Operating Officer and Executive Vice President of the New Mountain Finance Entities and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

          Many of the debt investments that the Operating Company has made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that the Operating Company has made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or with respect to the Predecessor Entities' business. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Emphasizes capital structure seniority in the Investment Adviser's underwriting process.

Access to Non Mark to Market, Seasoned Leverage Facilities

          The amounts available under the Credit Facilities are generally not subject to reduction as a result of mark to market fluctuations in the Operating Company's portfolio investments. For a detailed discussion of the Credit Facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources".

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities. We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. In addition, many private finance companies and hedge funds have reduced their middle market lending activities due to decreased availability of their own financing.

  •
  Consolidation among commercial banks has reduced the focus on middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

Investment Criteria

          The Investment Adviser has identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies. However, not all of these criteria and guidelines were, or will be, met in connection with each of the Operating Company's investments.

  •
  Defensive growth industries.  The Operating Company seeks to invest in industries that can succeed in both robust and weak economic environments but which are also sufficiently large and growing to achieve high valuations providing enterprise value cushion for our targeted debt securities.

  •
  High barriers to competitive entry.  The Operating Company targets industries and companies that have well defined industries and well established, understandable barriers to competitive entry.

  •
  Recurring revenue.  Where possible, the Operating Company focuses on companies that have a high degree of predictability in future revenue.

  •
  Flexible cost structure.  The Operating Company seeks to invest in businesses that have limited fixed costs and therefore modest operating leverage.

  •
  Strong free cash flow and high return on assets.  The Operating Company focuses on businesses with a demonstrated ability to produce meaningful free cash flow from operations. The Operating Company typically targets companies that are not asset intensive and that have minimal capital expenditure and minimal working capital growth needs.

  •
  Sustainable business and niche market dominance.  The Operating Company seeks to invest in businesses that exert niche market dominance in their industry and that have a demonstrated history of sustaining market leadership over time.

  •
  Established companies.  The Operating Company seeks to invest in established companies with sound historical financial performance. The Operating Company does not intend to invest in start-up companies or companies with speculative business plans.

  •
  Private equity sponsorship.  The Operating Company generally seeks to invest in companies in conjunction with private equity sponsors who it knows and trusts and who have proven capabilities in building value.

  •
  Seasoned management team.  The Operating Company generally requires that its portfolio companies have a seasoned management team with strong corporate governance. Oftentimes the Operating Company has a historical relationship with or direct knowledge of key managers from previous investment experience.

Investment Selection and Process

          The Investment Adviser believes it has developed a proven, consistent and replicable investment process to execute the Operating Company's investment strategy. The Investment Adviser seeks to identify the most attractive investment sectors from the top down and then works to become the most advantaged investor in these sectors. The steps in the Investment Adviser's process include:

          Identifying attractive investment sectors top down:    The Investment Adviser works continuously and in a variety of ways to proactively identify the most attractive sectors for investment opportunities. The investment professionals of the Investment Adviser participate in this process through both individual and group efforts, formal and informal. The Investment Adviser has also worked with consultants, investment bankers and public equity managers to supplement its internal analyses, although the prime driver of sector ideas has been the Investment Adviser itself.

          Creating competitive advantages in the selected industry sectors:    Once a sector has been identified, the Investment Adviser works to make itself the most advantaged and knowledgeable investor in that sector. An internal working team is assigned to each project. The team may spend months confirming the sector thesis and building the Investment Adviser's leadership in this sector. In general, the Investment Adviser seeks to construct proprietary databases and to utilize the best specialized industry consultants. The Investment Adviser particularly stresses the establishment of close relationships with operating managers in each field in order to gain the deepest possible level of understanding. When advisable, industry executives have been placed on New Mountain Capital's Management Advisory Board or have been hired on salary as "executives in residence". When the Investment Adviser considers specific investment ideas in its chosen sectors, it can triangulate its own views against the views of its management relationships, consultants, brokers, bankers and others. The Investment Adviser believes this multi-front analysis leads to strong decision making and company identification. The Investment Adviser also believes that its "flexible specialization" approach gives the Operating Company all the benefits of a narrow-based sector fund without forcing the Operating Company to invest in any industry sector at an inappropriate time for that sector. The Investment Adviser can also become a leading investment expert in lesser known or smaller sectors that would not support an entire fund dedicated solely to them.

          Targeting companies with leading market share and attractive business models in its chosen sectors:    The Investment Adviser, consistent with New Mountain Capital's historical approach, typically follows a "good to great" approach, seeking to invest in debt securities of companies in its chosen sectors that it believes are already safe and successful but where the Investment Adviser sees an opportunity for further increases in enterprise value due to special circumstances existing at the time of the financing or through value that a sponsor can add. The investment professionals of the Investment Adviser have been successful in targeting companies with leading market shares, rapid growth, high free cash flows, high operating margins, high barriers to entry and which produce goods or services that are of value to their customers.

          Utilizing this research platform, the Operating Company has largely invested in the debt of companies and industries that have been researched by New Mountain Capital's private equity efforts. In many instances, the Operating Company has studied the specific debt issuer with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to a potential private equity investment. In other situations, while New Mountain Capital may not have specifically analyzed the issuer in the past, the Operating Company has deep knowledge of the company's industry through New Mountain Capital's private equity work. We expect the Investment Adviser to continue this approach in the future.

          Beyond the foregoing, the investment professionals of the Investment Adviser have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community. The Operating Company has sourced and we expect the Operating Company to continue sourcing new investment opportunities from both private equity sponsors and other lenders and agents. In private equity, the Operating Company has strong, personal relationships with principals at a significant majority of relevant sponsors, and we expect that the Operating Company will continue to utilize those relationships to generate investment opportunities. In the same fashion, the Operating Company has an extensive relationship network with lenders and agents, including commercial banks, investment banks, loan funds, mezzanine funds and a wide range of smaller agents that seek debt capital on behalf of their clients. In addition to newly issued primary opportunities, the Operating Company has extensive experience in sourcing investment opportunities from the secondary market, and will continue to actively monitor that large, and often volatile, area for appropriate investment opportunities.

          This team performs the core underwriting function to determine the attractiveness of the target's business model, focusing on the investment criteria described above. The team ultimately develops a forecast of a target's likely operating and financial performance. Team members have diverse backgrounds in investment management, investment banking, consulting, and operations. We believe the presence within New Mountain Capital of numerous former CEOs and other senior operating executives, and their active involvement in the Operating Company's underwriting process, combined with New Mountain Capital's experience as a majority stockholder owning and directing a wide range of businesses and overseeing operating companies in the same or related industries, is a key differentiator for us versus typical debt investment vehicles.

          In addition to performing rigorous business due diligence, the Investment Adviser also thoroughly reviews and/or structures the relevant credit documentation, including bank credit agreements and bond indentures, to ensure that any securities the Operating Company invests in have appropriate credit rights, protections and remedies. There is a strong focus on appropriate covenant packages. This part of the process, as well as the determination of the appropriate price/yield parameters for individual securities, is led by Robert A. Hamwee, John Kline and James Stone with significant input as needed from other professionals with extensive credit experience, such as Steven B. Klinsky, New Mountain Capital's Managing Director, Founder and Chief Executive Officer, Douglas Londal, a New Mountain Capital Managing Director who was formerly co-head of Goldman, Sachs & Co.'s mezzanine debt group, and others.

Investment Committee

          The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam Collins, Douglas Londal and John Kline. The Investment Committee is responsible for approving all of the Operating Company's investment purchases above $5.0 million. The Investment Committee also monitors investments in the Operating Company's portfolio and approves all asset dispositions above $5.0 million. Purchases and dispositions below $5.0 million may be approved by the Operating Company's Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

          The purpose of the Investment Committee is to evaluate and approve, as deemed appropriate, all investments by the Investment Adviser, subject to certain thresholds. The Investment Committee process is intended to bring the diverse experience and perspectives of the Investment Committee's members to the analysis and consideration of every investment. The Investment Committee also serves to provide investment consistency and adherence to the Investment Adviser's investment philosophies and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

          In addition to reviewing investments, the Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of the Operating Company's investment team are encouraged to share information and views on credits with the committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

          The Operating Company targets debt investments that will yield meaningful current income and occasionally provide the opportunity for capital appreciation through equity securities. The Operating Company's debt investments are typically structured with the maximum seniority and collateral that the Operating Company can reasonably obtain while seeking to achieve its total return target.

Debt Investments

          The terms of the Operating Company's debt investments are tailored to the facts and circumstances of the transaction and prospective portfolio company and structured to protect its rights and manage its risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is the cash interest that the Operating Company collects on its debt investments.

  •
  First Lien Loans and Bonds.  First lien loans and bonds generally have terms of four to seven years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower.

  •
  Second Lien Loans and Bonds.  Second lien loans and bonds generally have terms of five to eight years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. These second lien loans and bonds may include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

  •
  Unsecured Senior, Subordinated and "Mezzanine" Loans and Bonds.  Any unsecured investments are generally expected to have terms of five to ten years and provide for a fixed interest rate. Unsecured investments may include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and may have an equity component, such as warrants to purchase common stock in the portfolio company.

          In addition, from time to time the Operating Company may also enter into bridge or other commitments which can result in providing future financing to a portfolio company.

Equity Investments

          When the Operating Company makes a debt investment, it may be granted equity in the portfolio company in the same class of security as the sponsor receives upon funding. In addition, the Operating Company may from time to time make non-control, equity co-investments in conjunction with private equity sponsors. The Operating Company generally seeks to structure its equity investments, such as direct equity co-investments, to provide it with minority rights provisions and event-driven put rights. The Operating Company also seeks to obtain limited registration rights in connection with these investments, which may include "piggyback" registration rights.

Portfolio Company Monitoring

          The Operating Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Operating Company attempts to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of its original investment strategy. The Operating Company uses several methods of evaluating and monitoring the performance of its investments, including but not limited to, the following:

  •
  review of monthly and quarterly financial statements and financial projections for portfolio companies provided by its management;

  •
  ongoing dialogue with and review of original diligence sources;

  •
  periodic contact with portfolio company management (and, if appropriate the private equity sponsor) to discuss financial position, requirements and accomplishments; and

  •
  assessment of business development success, including product development, profitability and the portfolio company's overall adherence to its business plan.

          The Operating Company uses an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. The Operating Company uses a four-level numeric rating scale as follows:

  •
  Investment Rating 1 — Investment is performing materially above expectations;

  •
  Investment Rating 2 — Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3 — Investment is performing materially below expectations and risk has increased materially since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that the Operating Company will not recoup its original cost basis in the investment and may realize a substantial loss upon exit.

          The following table shows the distribution of the Operating Company's investments on the 1 to 4 investment rating scale at fair value as of September 30, 2013:

	As of September 30, 2013
Investment Rating	Par Value(1)	Percent	Fair Value	Percent
	(amounts in millions)
Investment Rating 1	$150.2	14.6%	$157.4	15.1%
Investment Rating 2	859.7	83.5%	874.8	84.0%
Investment Rating 3	13.6	1.3%	8.8	0.8%
Investment Rating 4	6.2	0.6%	0.4	0.1%

	$1,029.7	100.0%	$1,041.4	100.0%

(1)
Excludes shares and warrants.

 Exit Strategies/Refinancing

          The Operating Company exits its investments typically through one of four scenarios: (i) the sale of the portfolio company itself resulting in repayment of all outstanding debt, (ii) the recapitalization of the portfolio company in which the Operating Company's loan is replaced with debt or equity from a third party or parties (in some cases, the Operating Company may choose to participate in the newly issued loan(s)), (iii) the repayment of the initial or remaining principal amount of the Operating Company's loan then outstanding at maturity or (iv) the sale of the debt investment by the Operating Company. In some investments, there may be scheduled amortization of some portion of the Operating Company's loan which would result in a partial exit of its investment prior to the maturity of the loan.

Managerial Assistance

          In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, the Operating Company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance, except that, where the Operating Company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on the Operating Company's behalf to portfolio companies that request this assistance.

Competition

          The Operating Company competes for investments with a number of BDCs and investment funds (including private equity and hedge funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe the Operating Company is able to be competitive with these entities primarily on the basis of the experience and contacts of its management team, the Operating Company's responsive and efficient investment analysis and decision-making processes, the investment terms the Operating Company offers, the leveraged model that the Operating Company employs to perform its due diligence with the broader New Mountain Capital team and the Operating Company's model of investing in companies and industries it knows well.

          We believe that some of the Operating Company's competitors may make investments with interest rates and returns that are comparable to or lower than the rates and returns that the Operating Company targets. Therefore, the Operating Company does not seek to compete solely on the interest rates and returns that it offers to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors — Risks Relating to Our Business".

Employees

          We do not have any employees. Day-to-day investment operations that are conducted by the Operating Company are managed by the Investment Adviser. See "Investment Management Agreement". The Operating Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the New Mountain Finance Entities under the Administration Agreement, including the compensation of the New

Mountain Finance Entities' chief financial officer and chief compliance officer, and their respective staffs. For a more detailed discussion of the Administration Agreement, see "Administration Agreement".

Properties

          Our executive office is located at 787 Seventh Avenue, 48th Floor, New York, New York 10019. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

          The New Mountain Finance Entities, the Investment Adviser and the Administrator are not currently subject to any material legal proceedings, although these entities may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

PORTFOLIO COMPANIES

          The following table sets forth certain information as of September 30, 2013, for each portfolio company in which the Operating Company had a debt or equity investment. Other than these investments, the Operating Company's only formal relationships with its portfolio companies are the managerial assistance ancillary to its investments that the Operating Company may provide, if requested, and the board observation or participation rights the Operating Company may receive. We do not "control" nor are we an "affiliate" of any of the Operating Company's portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would "control" a portfolio company if we owned more than 25.0% of its voting securities and would be an "affiliate" of a portfolio company if we owned five percent or more of its voting securities.

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(2)	Maturity Date	Yield to Maturity(3)	Percent of Class Held(4)	Fair Value
							(in thousands)
Aderant North America, Inc. 500 Northridge Road, Suite 800 Atlanta, GA 30350	Software	Second lien	10.00% (L + 8.75%/Q)	6/20/2019	10.40%	—	$23,119
Advantage Sales & Marketing Inc. 18100 Von Karman Avenue, Suite 1000 Irvine, CA 92612	Business Services	First lien — Undrawn	—	12/17/2015	—	—	(787)
Alion Science and Technology Corporation 1750 Tysons Boulevard, Suite 1300 McLean, VA 22102	Federal Services	First lien(7)	12.00% (10.00% + 2.00% PIK/S)*	11/1/2014	11.80%	—	6,426
	Federal Services	Warrants	—	—	—	1.94%	189

							6,615

ARSloane Acquisition, LLC 1 Elmcroft Road Stamford, CT 06926	Business Services	First lien	7.50% (L + 6.25%/S)	10/1/2019	8.80%	—	19,800
ATI Acquisition Company (fka Ability Acquisition, Inc.)(11) 6351 Boulevard 26, Suite 275 North Richland Hills, TX 76180	Education	First lien	12.25% (P + 5.00% + 4.00% PIK/Q)(5)*	12/30/2014	—	—	—
	Education	First lien	17.25% (P + 10.00% + 4.00% PIK/Q)(5)*	6/30/2012 — Past Due	—	—	233
	Education	First lien	17.25% (P + 10.00% + 4.00% PIK/Q)(5)*	6/30/2012 — Past Due	—	—	103
Ancora Acqusition LLC
8701 Bedford Euless Road, Suite 400 Hurst, TX 76053	Education	Preferred Shares	—	—	—	3.72%	83
	Education	Warrants	—	—	—	3.72%	—

							419

Black Elk Energy Offshore Operations, LLC 11451 Katy Freeway, Suite 500 Houston, TX 77079	Energy	Preferred shares	17.00%/Q	—	18.10%	20.02%	20,000
Brickman Group Holdings, Inc. 18227 Flower Hill Way, Suite D Gaithersburg, MD 20879	Business Services	Subordinated	9.13%/S	11/1/2018	7.60%	—	3,924
Brock Holdings III, Inc. 10343 Sam Houston Park Drive, Suite 200 Houston, TX 77064	Industrial Services	Second lien	10.00% (L + 8.25%/Q)	3/16/2018	10.10%	—	14,222
Confie Seguros Holding II Co. 7711 Center Avenue, Suite 200 Huntington Beach, CA 92647	Consumer Services	Second lien	10.25% (L + 9.00%/M)	5/8/2019	11.20%	—	6,021
Deltek, Inc. 2291 Wood Oak Drive Herndon, VA 20171	Software	Second lien	10.00% (L + 8.75%/Q)	10/10/2019	11.00%	—	30,275
Distribution International, Inc. 9000 Railwood Drive Houston, TX 77078	Distribution & Logistics	First lien	7.50% (L + 6.50%/Q)	7/16/2019	8.70%	—	19,862

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(2)	Maturity Date	Yield to Maturity(3)	Percent of Class Held(4)	Fair Value
							(in thousands)
Edmentum, Inc.(fka Plato, Inc.) 5600 West 83rd Street, 8200 Tower, Suite 300 Bloomington, MN 55437	Education	Second lien	11.25% (L + 9.75%/Q)	5/17/2019	12.10%	—	$29,405
Envision Acqusition Company, LLC 2181 East Aurora Road, Suite 201 Twinsburg, OH 44087	Healthcare Services	Second lien	9.75% (L + 8.75%/M)	11/4/2021	11.90%	—	19,600
GCA Services Group, Inc. 1350 Euclid Avenue, Suite 1500 Cleveland, OH 44115	Business Services	Second lien	9.25% (L + 8.00%/Q)	11/1/2020	10.20%	—	5,096
Global Knowledge Training LLC 9000 Regency Parkway, Suite 400 Cary, NC 27518	Education	Second lien	11.50% (L + 9.75%/Q)	10/21/2018	11.90%	—	24,643
	Education	Ordinary shares	—	—	—	4.20%	3
	Education	Preferred shares	—	—	—	4.20%	3,039

							27,685

Immucor, Inc. 3130 Gateway Drive Norcross, GA 30091	Healthcare Services	Subordinated(7)	11.13%/S	8/15/2019	9.10%	—	5,525
JHCI Acquisition, Inc. 3811 Dixon Street Des Moines, IA 50313	Distribution & Logistics	Second lien	11.00% (L + 9.75%/Q)	7/11/2020	13.10%	—	9,700
KeyPoint Government Solutions, Inc. 1750 Foxtail Drive Loveland, CO 80538	Federal Services	First lien	7.25% (L + 6.00%/Q)	11/13/2017	8.10%	—	10,378
KPLT Holdings, Inc. (Centerplate, Inc., et al.) 2187 Atlantic Street Stamford, CT 06902	Consumer Services	Subordinated	11.75% (10.25% + 1.50% PIK/Q)*	4/16/2019	12.70%	—	14,576
Kronos Incorporated 297 Billerica Road Chelmsford, MA 01824	Software	Second lien	9.75% (L + 8.50%/Q)	4/30/2020	10.20%	—	25,953
Learning Care Group (US), Inc. 21333 Haggerty Road, Suite 300 Novi, MI 48375	Education	Subordinated	15.00% PIK/S*	5/8/2020	15.90%	—	4,066
	Education	Subordinated	15.00% PIK/S*	5/8/2020	15.90%	—	744
	Education	Warrants	—	—	—	0.44%	522
	Education	Warrants	—	—	—	1.86%	2,218

							7,550

Lonestar Intermediate Super Holdings, LLC 648 Grassmere Park, Suite 300 Nashville, TN 37211	Business Services	Subordinated	11.00% (L + 9.50%/Q)	9/2/2019	11.00%	—	12,570
McGraw-Hill Global Education Holdings, LLC 2 Penn Plaza, 12th Floor New York, NY 10121	Education	First lien	9.75%/S	4/1/2021	8.80%	—	26,093
Meritas Schools Holdings, LLC 630 Dundee Road, Suite 400 Northbrook, IL 60062	Education	First lien	7.00% (L + 5.75%/Q)	6/25/2019	7.90%	—	6,996
Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation) 1500 Dexter Avenue North Seattle, WA 98109	Software	Second lien	11.00% (L + 9.50%/Q)	11/22/2018	12.30%	—	23,090
Packaging Coordinators, Inc.(10)
Packaging Coordinators Holdings, LLC 3001 Red Lion Road Philadelphia, PA 19114	Healthcare Products	Second lien	9.50% (L + 8.25%/Q)	11/10/2020	10.90%	—	14,000
	Healthcare Products	Ordinary shares	—	—	—	0.63%	1,000

							15,000

Permian Tank & Manufacturing, Inc. 2701 West Interstate 20 Odessa, TX 79760	Energy	First lien	10.50%/S	1/15/2018	11.60%	—	24,010
Physio-Control International, Inc. 11811 Willows Road NE Redmond, WA 98052	Healthcare Products	First lien	9.88%/S	1/15/2019	7.20%	—	7,482

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(2)	Maturity Date	Yield to Maturity(3)	Percent of Class Held(4)	Fair Value
							(in thousands)
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited** 87 Mary Street Walker House George Town, Grand Cayman, Cayman Islands	Software	Second lien	10.50% (L + 9.25%/Q)	7/30/2020	11.60%	—	$30,394
PODS, Inc.(6) 5585 Rio Vista Drive Clearwater, FL 33760
Storapod Holding Company, Inc.	Consumer Services	Subordinated	21.00% PIK/A*	11/29/2017	22.70%	—	5,460
Storapod Holding Company, Inc.	Consumer Services	Warrants	—	—	—	10.08%	467

							5,927

Rocket Software, Inc. 77 Fourth Avenue Waltham, MA 02451	Software	Second lien	10.25% (L + 8.75%/Q)	2/8/2019	11.10%	—	30,921
Smile Brands Group Inc. 8105 Irvine Center Drive, Suite 1500 Irvine, CA 92618	Healthcare Services	First lien	7.50% (L + 6.25%/Q)	8/16/2019	8.80%	—	14,337
SRA International, Inc. 4300 Fair Lakes Court Fairfax, VA 22033	Federal Services	First lien	6.50% (L + 5.25%/Q)	7/20/2018	7.40%	—	34,533
St. George's University Scholastic Services LLC 3500 Sunrise Highway, Building 300 Great River, NY 11739	Education	First lien	8.50% (L + 7.00%/Q)	12/20/2017	8.80%	—	6,447
Stratus Technologies Bermuda Holdings Ltd.(8)**
Stratus Technologies Bermuda Ltd. / Stratus Technologies, Inc. 111 Powdermill Road Maynard, MA 01754	Information Technology	First lien(7)	12.00%/S	3/29/2015	12.30%	—	6,513
	Information Technology	Ordinary shares	—	—	—	0.35%	25
	Information Technology	Preferred shares	—	—	—	0.35%	6

							6,544

Transtar Holding Company 7350 Young Drive Cleveland, OH 44146	Distribution & Logistics	Second lien	9.75% (L + 8.50%/Q)	10/9/2019	10.50%	—	28,866
Unitek Global Services, Inc. Gwynedd Hall, 1777 Sentry Parkway West, Suite 302 Blue Bell, PA 19422	Business Services	First lien	15.00% (L + 9.50% + 4.00% PIK/M)*	4/15/2018	17.00%	—	25,543
	Business Services	First lien	15.00% (L + 9.50% + 4.00% PIK/M)*	4/15/2018	17.00%	—	6,184
	Business Services	First lien	15.00% (L + 9.50% + 4.00% PIK/M)*	4/15/2018	17.00%	—	5,140
	Business Services	Warrants	—	—	—	5.08%	1,009

							37,876

Van Wagner Communications, LLC 800 Third Avenue, 28th Floor New York, NY 10022	Media	First lien	6.25% (L + 5.00%/M)	8/3/2018	6.40%	—	12,087
Vertafore, Inc. 11724 NE 195th Street Bothell, WA 98011	Software	Second lien	9.75% (L + 8.25%/Q)	10/29/2017	9.70%	—	10,215

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(2)	Maturity Date	Yield to Maturity(3)	Percent of Class Held(4)	Fair Value
							(in thousands)
Vision Solutions, Inc. 15300 Barranca Parkway Irvine, CA 92618	Software	Second lien	9.50% (L + 8.00%/M)	7/23/2017	10.40%	—	$11,850
YP Holdings LLC(9) 2247 Northlake Parkway Tucker, GA 30084
YP LLC	Media	First lien	8.06% (Base Rate + 6.69%/Q)(12)	6/4/2018	8.90%	—	26,984
YP Equity Investors LLC	Media	Warrants	—	—	—	4.96%	1,634

							28,618

Total Investments							$672,794

(1)
The Operating Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR (L) or the Prime Rate (P) and which resets quarterly (Q), monthly (M), semi-annually (S) or annually (A). For each debt investment we have provided the current interest rate in effect as of September 30, 2013.

(3)
Assumes that the investments not on non-accrual in the Operating Company's portfolio as of a certain date, the Portfolio Date, are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. Also assumes that unfunded revolvers remain undrawn. Interest income is assumed to be received quarterly for all debt securities. For floating rate debt securities, the interest rate is calculated by adding the spread to the projected three-month LIBOR at each respective quarter, which is determined based on the forward three-month LIBOR curve per Bloomberg as of the Portfolio Date. This calculation excludes the impact of existing leverage.

(4)
Percent of class held is presented only for equity positions.

(5)
Investment is on non-accrual status.

(6)
The Operating Company directly or indirectly, through its subsidiary NMF SLF, holds investments in two related entities of PODS, Inc. The Operating Company directly holds warrants in Storapod Holding Company, Inc. ("Storapod") and has a credit investment in Storapod through Storapod WCF II Limited ("Storapod WCF II"). Storapod WCF II is a special purpose entity used to enter into a Shari'ah-compliant financing arrangement with Storapod. Additionally, NMF SLF has a credit investment in PODS Funding Corp. II ("PODS II"). PODS, Inc. is a wholly-owned subsidiary of PODS Holding, Inc., which in turn is a majority-owned subsidiary of Storapod. PODS II is a special purpose entity used to enter into a Shari'ah-compliant financing arrangement with PODS, Inc. and its subsidiary, PODS Enterprises, Inc.

(7)
Securities are registered under the Securities Act.

(8)
The Operating Company holds investments in two related entities of Stratus Technologies Bermuda Holdings, Ltd. ("Stratus Holdings"). The Operating Company directly holds ordinary and preferred equity in Stratus Holdings and has a credit investment in the joint issuers of Stratus Technologies Bermuda Ltd. ("Stratus Bermuda") and Stratus Technologies, Inc. ("Stratus U.S."), collectively, the "Stratus Notes". Stratus U.S. is a wholly-owned subsidiary of Stratus Bermuda, which in turn is a wholly-owned subsidiary of Stratus Holdings. Stratus Holdings is the parent guarantor of the credit investment of the Stratus Notes.

(9)
The Operating Company holds investments in two related entities of YP Holdings LLC. The Operating Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP Intermediate Holdings Corp. and YP Intermediate Holdings II LLC (together "YP Intermediate"), a subsidiary of YP Holdings LLC.

(10)
The Operating Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Operating Company has a credit investment in Packaging Coordinators, Inc. and holds ordinary equity in Packaging Coordinators Holdings, LLC, a wholly-owned subsidiary of Packaging Coordinators, Inc.

(11)
The Operating Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Operating Company has credit investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Operating Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(12)
The base rate and spread is a blended interest rate. The base rate is determined by reference to both LIBOR and Prime Rate.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that the Operating Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Operating Company's total assets at the time of acquisition of any additional non-qualifying assets.

          As of September 30, 2013, the Operating Company had no single investment that represented greater than 5.0% of the Operating Company's total assets.

NMF SLF PORTFOLIO COMPANIES

          The following table sets forth certain information as of September 30, 2013, for each portfolio company in which NMF SLF had a debt investment. We do not "control" nor are we an "affiliate" of any of NMF SLF's portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would "control" a portfolio company if we owned more than 25.0% of its voting securities and would be an "affiliate" of a portfolio company if we owned five percent or more of its voting securities.

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(2)	Maturity Date	Yield to Maturity(3)	Percent of Class Held(4)	Fair Value
							(in thousands)
Ascensus, Inc. 200 Dryden Road Dresher, PA 19025	Business Services	First lien	8.00% (L + 6.75%/Q)	12/21/2018	8.50%	—	$17,125
Aspen Dental Management, Inc 281 Sanders Creek Parkway East Syracuse, NY 13057	Healthcare Services	First lien	7.00% (L + 5.50%/Q)	10/6/2016	8.60%	—	14,241
Confie Seguros Holding II Co. 7711 Center Avenue, Suite 200 Huntington Beach, CA 92647	Consumer Services	Second lien	10.25% (L + 9.00%/M)	5/8/2019	11.20%	—	8,970
Consona Holdings, Inc. 1155 Perimeter Center West, Suite 700 Atlanta, GA 30338	Software	First lien	7.25% (L + 6.00%/M)	8/6/2018	7.90%	—	8,436
Edmentum, Inc.(fka Plato, Inc.) 5600 West 83rd Street, 8200 Tower, Suite 300 Bloomington, MN 55437	Education	First lien	6.00% (L + 4.75%/Q)	5/17/2018	6.50%	—	6,486
Education Management LLC** 210 Sixth Avenue, 33rd Floor Pittsburgh, PA 15222	Education	First lien	8.25% (L + 7.00%/Q)	3/30/2018	9.40%	—	4,930
eResearchTechnology, Inc. 1818 Market Street, Suite 1000 Philadelphia, PA 19103	Healthcare Services	First lien	6.00% (L + 4.75%/Q)	5/2/2018	6.50%	—	19,899
First American Payment Systems, L.P. 100 Throckmorton Street, Suite 1800 Fort Worth, TX 76102	Business Services	Second lien	10.75% (L + 9.50%/M)	4/12/2019	11.90%	—	19,988
Global Knowledge Training LLC 9000 Regency Parkway, Suite 400 Cary, NC 27518	Education	First lien	6.51% (Base Rate + 4.99%/Q)(6)	4/21/2017	6.80%	—	4,624
	Education	First lien	6.51% (Base Rate + 4.99%/Q)(6)	4/21/2017	6.80%	—	1,159

							5,783

IG Investments Holdings, LLC 4147 Ashford Dunwoody Road, Suite 250 Atlanta, GA 30319	Business Services	Second lien	10.25% (L + 9.00%/Q)	10/31/2020	11.60%	—	15,075
Insight Pharmaceuticals LLC 1170 Wheeler Way, Suite 150 Langhorne, PA 19407	Healthcare Products	Second lien	13.25% (L + 11.75%/Q)	8/25/2017	14.30%	—	19,214
JHCI Acquisition, Inc. 3811 Dixon Street Des Moines, IA 50313	Distribution & Logistics	First lien	7.00% (L + 5.75%/Q)	7/11/2019	7.90%	—	20,000
KeyPoint Government Solutions, Inc. 1750 Foxtail Drive Loveland, CO 80538	Federal Services	First lien	7.25% (L + 6.00%/Q)	11/13/2017	8.10%	—	17,218

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(2)	Maturity Date	Yield to Maturity(3)	Percent of Class Held(4)	Fair Value
							(in thousands)
LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.) 1500 City West Boulevard, Suite 600 Houston, TX 77042	Business Services	Second lien	9.50% (L + 8.25%/Q)	10/26/2020	10.50%	—	$20,333
Mailsouth, Inc. 5901 Highway 52 East Helena, AL 35080	Media	First lien	6.75% (L + 5.00%/Q)	12/14/2016	8.30%	—	9,450
McGraw-Hill Global Education Holdings, LLC 2 Penn Plaza, 12th Floor New York, NY 10121	Education	First lien	9.00% (L + 7.75%/Q)	3/22/2019	9.70%	—	20,174
Meritas Schools Holdings, LLC 630 Dundee Road, Suite 400 Northbrook, IL 60062	Education	First lien	7.00% (L + 5.75%/Q)	6/25/2019	7.90%	—	18,988
Merrill Communications LLC One Merrill Circle St. Paul, MN 55108	Business Services	First lien	7.31% (Base Rate + 6.20%/M) (6)	3/8/2018	7.80%	—	20,033
Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation) 1500 Dexter Avenue North Seattle, WA 98109	Software	First lien	7.25% (L + 5.75%/Q)	11/22/2017	7.50%	—	7,195
OpenLink International, Inc. 1502 RXR Plaza, West Tower — 15th Floor Uniondale, NY 11556	Software	First lien	7.75% (L + 6.25%/Q)	10/30/2017	8.10%	—	14,793
PODS, Inc.(5) 5585 Rio Vista Drive Clearwater, FL 33760
PODS Funding Corp. II	Consumer Services	First lien	7.25% (L + 6.00%/Q)	11/29/2016	7.40%	—	12,606
Six3 Systems, Inc. 1430 Spring Hill Road, Suite 525 McLean, VA 22102	Federal Services	First lien	7.00% (L + 5.75%/Q)	10/4/2019	7.90%	—	19,974
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.) 2121 Cooperative Way, Suite 400 Herndon, VA 20171	Federal Services	First lien	7.50% (L + 6.00%/Q)	4/21/2017	11.50%	—	16,674
St. George's University Scholastic Services LLC 3500 Sunrise Highway, Building 300 Great River, NY 11739	Education	First lien	8.50% (L + 7.00%/Q)	12/20/2017	8.80%	—	12,052
TransFirst Holdings, Inc. 1393 Veterans Memorial Highway, Suite 307S Hauppauge, NY 11788	Business Services	Second lien	11.00% (L + 9.75%/Q)	6/27/2018	11.50%	—	10,163
Virtual Radiologic Corporation 11995 Singletree Lane, Suite 500 Eden Prairie, MN 55344	Healthcare Information Technology	First lien	7.25% (Base Rate + 5.50%/Q) (6)	12/22/2016	24.90%	—	8,838

Total Investments							$368,638

(1)
The Operating Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR (L) or the Prime Rate (P) and which resets quarterly (Q), monthly (M), or semi-annually (S). For each debt investment we have provided the current interest rate in effect as of September 30, 2013.

(3)
Assumes that the investments not on non-accrual in the Operating Company's portfolio as of a certain date, the Portfolio Date, are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. Also assumes that unfunded revolvers remain undrawn. Interest income is assumed to be received quarterly for all debt securities. For floating rate debt securities, the interest rate is calculated by adding the spread to the projected three-month LIBOR at each respective quarter, which is determined based on the forward three-month LIBOR curve per Bloomberg as of the Portfolio Date. This calculation excludes the impact of existing leverage.

(4)
Percent of class held is presented only for equity positions.

(5)
The Operating Company directly or indirectly, through its subsidiary NMF SLF, holds investments in two related entities of PODS, Inc. The Operating Company directly holds warrants in Storapod Holding Company, Inc. ("Storapod") and has a credit investment in Storapod through Storapod WCF II Limited ("Storapod WCF II"). Storapod WCF II is a special purpose entity used to enter into a Shari'ah-compliant financing arrangement with Storapod. Additionally, NMF SLF has a credit investment in PODS Funding Corp. II ("PODS II"). PODS, Inc. is a wholly-owned subsidiary of PODS Holding, Inc., which in turn is a majority-owned subsidiary of Storapod. PODS II is a special purpose entity used to enter into a Shari'ah-compliant financing arrangement with PODS, Inc. and its subsidiary, PODS Enterprises, Inc.

(6)
The base rate and spread is a blended interest rate. The base rate is determined by reference to both LIBOR and Prime Rate.

**
Indicates assets that the Operating Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Operating Company's total assets at the time of acquisition of any additional non-qualifying assets.

MANAGEMENT

          The business and affairs of each of the New Mountain Finance Entities are managed under the direction of their respective boards of directors, which are currently comprised of the same individuals. The New Mountain Finance Entities' boards of directors appoint their officers, who serve at the discretion of the boards of directors. The boards of directors of the New Mountain Finance Entities each have an audit committee, a nominating and corporate governance committee and a valuation committee and may establish additional committees from time to time as necessary. The board of directors of NMFC also has a compensation committee.

          The members of the board of directors of the Operating Company are elected by the members of the Operating Company voting on a pass through basis. As a result, the partners in Guardian AIV and NMFC's stockholders will elect the Operating Company's board of directors. The responsibilities of the Operating Company's board of directors include, among other things, the oversight of its investment activities, the quarterly valuation of its assets and oversight of the Operating Company's financing arrangements. Under the Amended and Restated Limited Liability Company Agreement of the Operating Company, it is required to endeavor to nominate the same slate of director nominees for election by its members as NMFC. However, there can be no assurances that the board composition of the Operating Company will remain the same as NMFC's.

Board of Directors and Executive Officers

          The New Mountain Finance Entities' boards of directors consist of seven members, four of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to each of the New Mountain Finance Entities' governing documents, the New Mountain Finance Entities' directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of the New Mountain Finance Entities' stockholders/unit holders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders/unit holders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. New Mountain Finance Entities' governing documents also give their boards of directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

          Information regarding the New Mountain Finance Entities' boards of directors is set forth below. The directors have been divided into two groups — independent directors and interested directors. Interested directors are "interested persons" of the New Mountain Finance Entities as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
David Ogens	59	Director	2010	2015
Alfred F. Hurley, Jr.	59	Director	2010	2016
Kurt J. Wolfgruber	63	Director	2010	2014
David R. Malpass	57	Director	2012	2014
Interested Directors
Steven B. Klinsky	57	Chairman of the Board of Directors	2010	2014
Robert A. Hamwee	43	Chief Executive Officer and Director	2010	2016
Adam B. Weinstein	34	Executive Vice President and Chief Administrative Officer	2012	2015

Executive Officers Who Are Not Directors

          Information regarding the New Mountain Finance Entities' executive officers who are not directors is set forth below.

Name	Age	Position
Paula Bosco	40	Chief Compliance Officer, Chief Regulatory Counsel and Corporate Secretary
David Cordova	32	Chief Financial Officer and Treasurer
John R. Kline	37	Executive Vice President and Chief Operating Officer

          The address for each executive officer is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Biographical Information

Directors

          Each of the New Mountain Finance Entities' directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the New Mountain Finance Entities' management. Each of New Mountain Finance's directors also has sufficient time available to devote to the affairs of the New Mountain Finance Entities, is able to work with the other members of the board of directors and contribute to the New Mountain Finance Entities success and can represent the long-term interests of the New Mountain Finance Entities' stockholders/unit holders as a whole. The New Mountain Finance Entities have selected their current directors to provide a range of backgrounds and experience to its board of directors. Set forth below is biographical information for each director, including a discussion of the director's particular experience, qualifications, attributes or skills that led the New Mountain Finance Entities to conclude, as of the date of this document, that the individual should serve as a director, in light of the New Mountain Finance Entities business and structure.

Independent Directors

          David Ogens has been a director of NMFC and the Operating Company since November 2010 and a director of AIV Holdings since March 2011. Mr. Ogens has served as the President and a Director of Med Inc. since 2011, a company that provides complex rehabilitation services to patients with serious muscular/neuro diseases. Previously, Mr. Ogens served as Senior Managing Director and Head of Investment Banking at Leerink Swann LLC, a specialized healthcare investment bank focused on emerging growth healthcare companies, from 2005 to 2009. Prior to serving at Leerink Swann LLC, Mr. Ogens was Chairman and Co-Founder of SCS Financial Services, LLC, a private wealth management firm. Before co-founding SCS Financial Services, LLC in 2002, Mr. Ogens was a Managing Director in the Investment Banking Division of Goldman, Sachs & Co, where he served as a senior investment banker and a head of the High Technology Investment Banking Group. Mr. Ogens received his Bachelor of Arts ("B.A." or "A.B.") and Master of Business Administration ("M.B.A.") from the University of Virginia.

          Mr. Ogens brings his experience in wealth management and investment banking, including experience with debt issuances, as well as industry-specific expertise in the healthcare industry to the New Mountain Finance Entities' boards of directors. This background positions Mr. Ogens well to serve as a director of the New Mountain Finance Entities.

          Kurt J. Wolfgruber has been a director of NMFC and the Operating Company since November 2010 and a director of AIV Holdings since March 2011, and is currently a private investor. Mr. Wolfgruber served as President of OppenheimerFunds, Inc., an investment management company, from March 2007 until his departure in May of 2009, during which time he was responsible for OppenheimerFunds, Inc.'s Retail and Wealth Management business units. During such period, Mr. Wolfgruber also served as Chief Investment Officer, overseeing the direction of OppenheimerFunds, Inc.'s investment organization and directing the underlying investment process. Mr. Wolfgruber joined OppenheimerFunds, Inc. in April 2000 as Senior Investment Officer and Director of Domestic Equities, in which position he was responsible for the investment process of the assets managed by OppenheimerFunds, Inc.'s Domestic Equity Portfolio teams. In 2003, Mr. Wolfgruber was named Executive Vice President and Chief Investment Officer of OppenheimerFunds, Inc. with oversight responsibilities for all investment functions including equity and fixed income research and portfolio management, trading and risk management. Prior to joining OppenheimerFunds, Inc., Mr. Wolfgruber spent 26 years at JPMorgan Investment Management in various research, portfolio management and management leadership roles. Mr. Wolfgruber received his B.A. in Economics from Ithaca College and his M.B.A. from the University of Virginia. He is also a Chartered Financial Analyst.

          Mr. Wolfgruber brings experience in portfolio management and his abilities as a chartered financial analyst to the board of directors of the New Mountain Finance Entities. This background positions Mr. Wolfgruber well to serve as a director of the New Mountain Finance Entities.

          Alfred F. Hurley, Jr. has been a director of NMFC and the Operating Company since November 2010 and a director of AIV Holdings since March 2011. He was a Vice Chairman of Emigrant Bank and Emigrant Bancorp (collectively, the "Bank") from 2007 and 2009, respectively, to December 2012 and is now a consultant to the Bank. His responsibilities at the Bank included advising the Bank's CEO on acquisitions and divestitures, asset/liability management, and new products. In addition, he was the Chairman of the Bank's Credit and Risk Management Committee and the Bank's acting Chief Risk Officer until January 2012. Before joining the Bank, Mr. Hurley was the Chief Executive Officer of M. Safra & Co., a private money management firm, from 2004 to 2007. Prior to joining M. Safra & Co., Mr. Hurley worked at Merrill Lynch ("ML") from 1976 to 2004. His most recent management positions included serving as Senior Vice President of ML & Co. and Head of Global Private Equity Investing, Managing Director and Head of Japan Investment Banking and Capital Markets, Managing Director and Co-Head of the Global Manufacturing and Services

Group, and Managing Director and Head of the Global Automotive Aerospace and Transportation Group. As part of the management duties described above, he was a member of the Corporate and Institutional Client Group ("CICG") Executive Committee which had global responsibility for the firm's equity, debt, investment banking and private equity businesses, a member of the Japan CICG Executive Committee, and a member of the Global Investment Banking Management and Operating Group Committees. Mr. Hurley is also a member of the board of directors of Merrill Corporation, which is a privately held company, where he serves as Chairman of the Compensation and Governance Committee and as a member of the Audit Committee. Mr. Hurley graduated from Princeton University with an A.B. in History, cum laude.

          Mr. Hurley brings his experience in risk management as well as his experience in the banking and money management industries to the board of directors of the New Mountain Finance Entities. This background positions Mr. Hurley well to serve as a director of the New Mountain Finance Entities.

          David R. Malpass has been a director of the New Mountain Finance Entities since July 2012. He is currently president of Encima Global, an economic research and consulting firm serving institutional investors and corporate clients. His work provides insight and analysis on global economic and political trends, with investment research spanning equities, fixed income, commodities and currencies. Before founding Encima Global, LLC in 2008, Mr. Malpass served as Bear Stearns' chief economist and Senior Managing Director from 1993 to 2008. Between February 1984 and January 1993, Mr. Malpass held economic appointments during the Reagan and Bush Administrations. He was Deputy Assistant Treasury Secretary for Developing Nations, a Deputy Assistant Secretary of State, Republican Staff Director of Congress's Joint Economic Committee, and Senior Analyst for Taxes and Trade at the Senate Budget Committee. From 1977 to 1983, Mr. Malpass worked in Portland, Oregon as a Certified Public Accountant with Arthur Andersen's systems consulting group, the Controller at Consolidated Supply Co., and a contract administrator at Esco Corporation, a steel foundry. Mr. Malpass also authors the Current Events column in Forbes magazine, and his opinion pieces appear regularly in the Wall Street Journal. Mr. Malpass received a bachelor's degree in physics from Colorado College and a M.B.A. from the University of Denver. In addition to this, he studied international economics at Georgetown University's School of Foreign Service.

          Mr. Malpass brings his experience in global economics and research to the board of directors of the New Mountain Finance Entities. This background positions Mr. Malpass well to serve as a director of the New Mountain Finance Entities.

Interested Directors

          Steven B. Klinsky has served as Chairman of the board of directors of NMFC since July 2010, Chairman of the board of directors of the Operating Company since September 2010 and Chairman of the board of directors of AIV Holdings since May 2011. Mr. Klinsky is the Founder of New Mountain Capital and has served as New Mountain Capital's Chief Executive Officer since its inception in 1999. Prior to 1999, Mr. Klinsky served as a General Partner and an Associate Partner with Forstmann Little & Co. and co-founded Goldman, Sachs & Co.'s Leveraged Buyout Group. He currently serves on the board of directors of Gary Klinsky Children Centers, Private Equity Growth Capital Council, Victory Education Partners, SNL Financial LC, Avantor Performance Materials Holdings, Inc., IRI Group Holdings, Inc., Inmar, Inc., and Overland Solutions, Inc., and during the five years prior to the date of this document has served on the board of directors of Oakleaf Global Holdings, Inc., Connextions, Inc., Apptis, Inc., MailSouth, Inc., National Medical Health Card Systems, Inc., RedPrairie Holding, Inc. and Deltek, Inc. Mr. Klinsky received his B.A. in Economics and Political Philosophy from the University of Michigan. He received his M.B.A. from Harvard Business School and his J.D. from Harvard Law School.

          From his experience as an executive or director of public and private companies of financial advisory and private equity companies, Mr. Klinsky brings broad financial advisory and investment management expertise to the boards of directors. Mr. Klinsky's intimate knowledge of the business and operations of the New Mountain Finance Entities, as a Managing Director and Founder and Chief Executive Officer of New Mountain Capital and his experience as a board member or chairman of other publicly-held companies, positions him well to serve as a chairman of the New Mountain Finance Entities' boards of directors.

          Robert A. Hamwee has served as NMFC's Chief Executive Officer since July 2010 and President since March 2011, the Operating Company's Chief Executive Officer since September 2010 and President since March 2011, and AIV Holdings' Chief Executive Officer and President since May 2011. Mr. Hamwee serves on the boards of directors of the New Mountain Finance Entities. Mr. Hamwee has served as a Managing Director of New Mountain Capital since 2008. Prior to joining New Mountain Capital, Mr. Hamwee served as a Senior Executive of GSC Group Inc. ("GSC"), a leading institutional investment manager of alternative assets, where he had day-to-day responsibility for managing GSC's control distressed debt funds from 1999 to 2008. Prior to 1999, Mr. Hamwee held various positions at Greenwich Street Capital Partners, the predecessor to GSC, and with The Blackstone Group. Mr. Hamwee has chaired numerous Creditor Committees and Bank Steering Groups, and was formerly a director of a number of public and private companies, including Envirosource, Purina Mills, and Viasystems. Mr. Hamwee received his Bachelor of Business Administration ("B.B.A.") in Finance and Accounting from the University of Michigan.

          Mr. Hamwee's depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate boards of directors, as well as his intimate knowledge of the business and operations of the New Mountain Finance Entities, provides the boards of directors valuable industry- and company-specific knowledge and expertise.

          Adam B. Weinstein currently serves on the boards of directors of each of the New Mountain Finance Entities and has done so since July 2012. Mr. Weinstein has served as an Executive Vice President and Chief Administrative Officer of the New Mountain Finance Entities since January 2013 and previously served as Chief Financial Officer and Treasurer of the New Mountain Finance Entities from July 2010. Mr. Weinstein serves as a Managing Director and Co-Chief Financial Officer of New Mountain Capital overall and has been in various roles since joining in 2005. Prior to joining New Mountain Capital in 2005, Mr. Weinstein was a Manager at Deloitte & Touche, LLP and worked in that firm's merger and acquisition and private equity investor services areas. Mr. Weinstein sits on a number of boards of directors for professional and non-profit organizations. Mr. Weinstein received his B.S. from Binghamton University, is a member of the AICPA and is a New York State Certified Public Accountant.

          Mr. Weinstein brings his industry-specific expertise and background in accounting to the board of directors of the New Mountain Finance Entities. This background positions Mr. Weinstein well to serve as a director of the New Mountain Finance Entities.

Executive Officers Who Are Not Directors

          Paula Bosco has served as Chief Compliance Officer and Corporate Secretary of NMFC since July 2010, of the Operating Company since September 2010 and of AIV Holdings since May 2011. Ms. Bosco has served as the Chief Regulatory Counsel to the New Mountain Finance Entities since February 2013. Ms. Bosco serves as a Managing Director, Chief Regulatory Counsel and Chief Compliance Officer of New Mountain Capital and has been in various roles since joining in 2009. Prior to joining New Mountain Capital in 2009, Ms. Bosco served as the Chief Compliance Officer for the advisory division of Lehman Brothers Inc. from 2007 to 2009. From 2005 to 2007, Ms. Bosco served as Senior Vice President and Assistant Director of International & Investment Advisory

Services Compliance at Citigroup Global Markets, Inc. Prior to that, Ms. Bosco held a number of senior legal and regulatory compliance positions with investment banks and financial regulators, as well as with a large New York City law firm. Ms. Bosco received her B.A. in Political Science from the State University of New York, her J.D. from the City University of New York School of Law and her M.B.A. in Finance/Investment Management from Pace University. She is admitted to practice law in the U.S. District Court, Eastern and Southern Districts of New York, and the U.S. Court of Appeals, Second Circuit.

          David Cordova has served as Chief Financial Officer and Treasurer of the New Mountain Finance Entities since January 2013. Mr. Cordova joined the New Mountain Finance Entities as the BDC Finance Director in 2012. Prior to joining New Mountain Capital, he worked for Starwood Property Trust, Inc., an externally managed mortgage REIT of Starwood Capital Group, as Manager of Financial Reporting. Before joining Starwood in 2010, Mr. Cordova worked in Ernst & Young's Audit and Assurance practice from 2005 to 2010. Mr. Cordova received a B.A. in Accounting from James Madison University and a M.B.A. with concentrations in finance and economics from New York University's Leonard N. Stern School of Business.

          John R. Kline has served as an Executive Vice President and Chief Operating Officer of the New Mountain Finance Entities since January 2013. Mr. Kline also serves as a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2008, he worked at GSC Group Inc. from 2001 to 2008 as an investment analyst and trader for GSC Group Inc.'s control distressed and corporate credit funds. From 1999 to 2001, Mr. Kline was with Goldman, Sachs & Co. where he worked in the Credit Risk Management and Advisory Group. Mr. Kline received an A.B. degree in History from Dartmouth College.

Board Leadership Structure

          The New Mountain Finance Entities' boards of directors monitor and perform an oversight role with respect to the New Mountain Finance Entities' business and affairs, compliance with regulatory requirements and the services, expenses and performance of service providers to the New Mountain Finance Entities. Among other things, the New Mountain Finance Entities' boards of directors approve the appointment of the Administrator and officers, review and monitor the services and activities performed by the Administrator and officers and approve the engagement, and review the performance of, the New Mountain Finance Entities' independent public accounting firm.

          Under the New Mountain Finance Entities' bylaws, the New Mountain Finance Entities' boards of directors may designate a chairman to preside over the meetings of the boards of directors and meetings of the stockholders/unit holders and to perform such other duties as may be assigned to him by the boards of directors. The New Mountain Finance Entities do not have a fixed policy as to whether the chairman of the boards should be an independent director and believe that they should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the New Mountain Finance Entities and their stockholders/unit holders at such times.

          Mr. Klinsky currently serves as the chairman of the New Mountain Finance Entities' boards of directors. Mr. Klinsky is an "interested person" of the New Mountain Finance Entities as defined in Section 2(a)(19) of the 1940 Act because he is a Managing Director, Founder and Chief Executive Officer of New Mountain Capital, serves on the investment committee of the Investment Adviser and is the managing member of the sole member of the Investment Adviser. The New Mountain Finance Entities believe that Mr. Klinsky's history with New Mountain Capital, familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of the New Mountain Finance Entities' boards of directors. The New Mountain Finance Entities believe that, at present, they are best served through this leadership structure, as Mr. Klinsky's relationship with the

Investment Adviser and New Mountain Capital, provides an effective bridge and encourages an open dialogue between the New Mountain Finance Entities' management and their boards of directors, ensuring that all groups act with a common purpose.

          The New Mountain Finance Entities' boards of directors do not currently have a designated lead independent director. The New Mountain Finance Entities are aware of the potential conflicts that may arise when a non-independent director is chairman of the boards of directors, but believe these potential conflicts are offset by their strong corporate governance policies. The New Mountain Finance Entities' corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering the New Mountain Finance Entities' compliance policies and procedures.

          The New Mountain Finance Entities recognize that different board leadership structures are appropriate for companies in different situations. The New Mountain Finance Entities intend to re-examine their corporate governance policies on an ongoing basis to ensure that they continue to meet their needs.

Boards of Directors' Role In Risk Oversight

          The New Mountain Finance Entities' boards of directors perform their risk oversight function primarily through (1) their four standing committees which report to the boards of directors, each of which are comprised solely of independent directors and (2) active monitoring by the New Mountain Finance Entities' chief compliance officer and their compliance policies and procedures. In addition, the New Mountain Finance Entities' boards of directors rely on the risk oversight function of the Operating Company's board of directors.

          The New Mountain Finance Entities' audit committees and nominating and corporate governance committees assist their boards of directors in fulfilling their risk oversight responsibilities. The audit committees' risk oversight responsibilities include overseeing the New Mountain Finance Entities' accounting and financial reporting processes, their systems of internal controls regarding finance and accounting, and audits of the New Mountain Finance Entities' financial statements, including the independence of the New Mountain Finance Entities' independent auditors. The nominating and corporate governance committees' risk oversight responsibilities include selecting, researching and nominating directors for election by the New Mountain Finance Entities' stockholders/unit holders, developing and recommending to the boards of directors a set of corporate governance principles and overseeing the evaluation of the boards of directors and the New Mountain Finance Entities' management. The valuation committees are responsible for making recommendations in accordance with the valuation policies and procedures adopted by the boards of directors of the New Mountain Finance Entities, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the boards of directors of the New Mountain Finance Entities and reporting any deficiencies or violations of such valuation policies to the boards of directors on at least a quarterly basis, and reviewing other matters that the boards of directors or the valuation committees deem appropriate.

          The New Mountain Finance Entities' boards of directors perform their risk oversight responsibilities with the assistance of the chief compliance officer. The boards of directors quarterly review a written report from the chief compliance officer discussing the adequacy and effectiveness of the New Mountain Finance Entities' compliance policies and procedures and their service providers. The chief compliance officer's quarterly report addresses at a minimum:

  •
  the operation of the New Mountain Finance Entities' compliance policies and procedures and their service providers since the last report;

  •
  any material changes to these policies and procedures since the last report;

  •
  any recommendations for material changes to these policies and procedures as a result of the chief compliance officer's quarterly review; and

  •
  any compliance matter that has occurred since the date of the last report about which the boards of directors would reasonably need to know to oversee the New Mountain Finance Entities' compliance activities and risks.

          In addition, the chief compliance officer meets separately in executive session with the independent directors at least once each year.

          The New Mountain Finance Entities believe that their boards of directors' role in risk oversight is effective, and appropriate given the extensive regulation to which they are subject as BDCs. The New Mountain Finance Entities are required to comply with certain regulatory requirements that control the levels of risk in the New Mountain Finance Entities' business and operations. Since NMFC has no assets other than its ownership of common membership units of the Operating Company and has no material long-term liabilities, NMFC looks to the assets of the Operating Company for purposes of satisfying these requirements. For example, the Operating Company's ability to incur indebtedness is limited because its asset coverage must equal at least 200.0% immediately after it incurs indebtedness, the Operating Company generally has to invest at least 70.0% of its total assets in "qualifying assets" and is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment.

          The New Mountain Finance Entities recognize that different board of director roles in risk oversight are appropriate for companies in different situations. The New Mountain Finance Entities intend to re-examine the manners in which the boards of directors administer their oversight function on an ongoing basis to ensure that they continue to meet the New Mountain Finance Entities' needs.

Committees of the Boards of Directors

          The New Mountain Finance Entities' boards of directors have each established an audit committee, a nominating and corporate governance committee, a compensation committee and a valuation committee. The members of each committee have been appointed by the boards of directors of the New Mountain Finance Entities and serve until their successor is elected and qualifies, unless they are removed or resign. During 2012, the boards of directors of the New Mountain Finance Entities held eight boards of directors meetings, five audit committee meetings, five nominating and corporate governance committee meetings, two compensation committee meetings and eight valuation committee meetings. All directors attended at least 75.0% of the aggregate number of meetings of the boards of directors and of the respective committees of each of the New Mountain Finance Entities on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of the New Mountain Finance Entities' stockholders/unit holders.

Audit Committees

          The audit committees operate pursuant to charters approved by the New Mountain Finance Entities' boards of directors, copies of which are available on the New Mountain Finance Entities' website at http://www.newmountainfinance.com. The charters set forth the responsibilities of the audit committees. The audit committees are responsible for recommending the selection of, engagement of and discharge of the New Mountain Finance Entities' independent auditors, reviewing the plans, scope and results of the audit engagement with the independent auditors, approving professional services provided by the independent auditors (including compensation therefore), reviewing the independence of the independent auditors and reviewing the adequacy of the New Mountain Finance Entities internal controls over financial reporting. The members of the audit committees are Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of the New Mountain Finance Entities for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Kurt J. Wolfgruber serves as the chairman of the audit committees, and the New Mountain Finance Entities' boards of directors have determined that Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber are "audit committee financial experts" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act, and that each of them meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committees

          The nominating and corporate governance committees operate pursuant to charters approved by the New Mountain Finance Entities' boards of directors, copies of which are available on the New Mountain Finance Entities' website at http://www.newmountainfinance.com. The charters set forth the responsibilities of the nominating and corporate governance committees. The nominating and corporate governance committees are responsible for determining criteria for service on the board of directors, identifying, researching and nominating directors for election by the New Mountain Finance Entities' stockholders/unit holders, selecting nominees to fill vacancies on the New Mountain Finance Entities' boards of directors or committees of the boards of directors, developing and recommending to the boards of directors a set of corporate governance principles and overseeing the self-evaluation of the boards of directors and their committees and evaluation of the New Mountain Finance Entities' management. The nominating and corporate governance committees consider nominees properly recommended by the New Mountain Finance Entities' stockholders/unit holders. The members of the nominating and corporate governance committees are Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of the New Mountain Finance Entities for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as the chairman of the nominating and corporate governance committees.

          The nominating and corporate governance committees seek candidates who possess the background, skills and expertise to make a significant contribution to the boards of directors, the New Mountain Finance Entities and their stockholders/unit holders. In considering possible candidates for election as a director, the nominating and corporate governance committees take into account, in addition to such other factors as they deem relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to the affairs of the New Mountain Finance Entities;

  •
  are able to work with the other members of the boards of directors and contribute to the success of the New Mountain Finance Entities;

  •
  can represent the long-term interests of the New Mountain Finance Entities' stockholders/unit holders as a whole; and

  •
  are selected such that the boards of directors represent a range of backgrounds and experience.

          The nominating and corporate governance committees have not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committees consider and discuss diversity, among other factors, with a view toward the needs of the boards of directors as a whole. The nominating and corporate governance committees generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the boards of directors, when identifying and recommending director nominees. The nominating and corporate governance committees believe that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committees' goal of creating boards of directors that best serve the needs of the New Mountain Finance Entities and the interest of their stockholders/unit holders.

Compensation Committees

          The compensation committees operate pursuant to charters approved by the New Mountain Finance Entities' boards of directors, copies of which are available on the New Mountain Finance Entities' website at http://www.newmountainfinance.com. The Operating Company does not have a compensation committee. The charters set forth the responsibilities of the compensation committees. The compensation committees are responsible for periodically reviewing director compensation and recommending any appropriate changes to the boards of directors. In addition, although the New Mountain Finance Entities do not directly compensate their executive officers currently, to the extent that it does so in the future, the compensation committees would also be responsible for reviewing and evaluating their compensation and making recommendations to the boards of directors regarding their compensation. Lastly, the compensation committees would produce a report on the New Mountain Finance Entities' executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the boards of directors on the New Mountain Finance Entities' executive compensation practices and policies. The compensation committees have the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the compensation committees. The compensation committees are composed of Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of the New Mountain Finance Entities for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as chairman of the compensation committees.

Valuation Committees

          The valuation committees operate pursuant to charters approved by the New Mountain Finance Entities' boards of directors, copies of which are available on the New Mountain Finance Entities' website at http://www.newmountainfinance.com. The charters set forth the responsibilities of the valuation committees. The valuation committees are responsible for making recommendations in accordance with the valuation policies and procedures adopted by the boards of directors of the New Mountain Finance Entities, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the boards of directors of the New Mountain Finance Entities and reporting any deficiencies or violations of such valuation policies to the boards of directors on at least a quarterly basis, and reviewing other matters that the boards of directors or the valuation committees deem appropriate. The valuation committees are composed of Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of the New Mountain Finance Entities for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. David Ogens serves as chairman of the valuation committees.

Compensation of Directors

          The following table sets forth the compensation of the New Mountain Finance Entities' directors for the year ended December 31, 2012.

Name	Fees Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Steven B. Klinsky	—	—	—
Robert A. Hamwee	—	—	—
Adam B. Weinstein(3)	—	—	—
Adam B. Collins(4)	—	—	—
Independent Directors
David Ogens	$96,000	—	$96,000
Alfred F. Hurley, Jr.	$91,250	—	$91,250
Kurt J. Wolfgruber	$96,500	—	$96,500
David R. Malpass(3)	$64,417	—	$64,417
Daniel Hébert(4)	—	—	—

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors

(3)
Messrs. Malpass and Weinstein joined the boards of directors as of July 31, 2012.

(4)
Messrs. Collins and Hébert resigned from the boards of directors as of March 7, 2012.

          The independent directors of the New Mountain Finance Entities receive an annual retainer fee of $75,000 and further receive a fee of $2,500 for each regularly scheduled board of directors meeting and a fee of $1,000 for each special board of directors meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board of directors meeting. In addition, the chairman of the audit committees receive an annual retainer of $7,500, while the chairman of the valuation committees, the chairman of the compensation committees and the chairman of the nominating and corporate governance committees receive annual retainers of $5,000, $1,000 and $1,000, respectively. All fees payable to the New Mountain Finance Entities' directors are paid by the Operating Company. No compensation is paid to directors who are interested persons of the New Mountain Finance Entities as defined in the 1940 Act.

          Effective October 1, 2013, the independent directors of the New Mountain Finance Entities receive an annual retainer fee of $85,000 and further receive a fee of $2,500 for each regularly scheduled board of directors meeting and a fee of $1,000 for each special board of directors meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board of directors meeting. In addition, the chairman of the audit committees receive an annual retainer of $7,500, while the chairman of the valuation committees, the chairman of the compensation committees and the chairman of the nominating and corporate governance committees receive annual retainers of $5,000, $1,000 and $1,000, respectively. All fees payable to the New Mountain Finance Entities' directors are paid by the Operating Company. No compensation is paid to directors who are interested persons of the New Mountain Finance Entities as defined in the 1940 Act.

Compensation of Executive Officers

          None of the New Mountain Finance Entities' executive officers receive direct compensation from the New Mountain Finance Entities. The New Mountain Finance Entities do not engage any compensation consultants. The compensation of the principals and other investment professionals of the Investment Adviser is paid by the Investment Adviser. Compensation paid to the New Mountain Finance Entities' chief financial officer and chief compliance officer is set by the Administrator and is subject to reimbursement by the Operating Company of the allocable portion of such compensation for services rendered to the New Mountain Finance Entities.

Indemnification Agreements

          NMFC and the Operating Company have entered into indemnification agreements with their respective directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that NMFC or the Operating Company, as applicable, shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act. Any amounts owing by NMFC to any Indemnitee pursuant to the indemnification agreements will be payable by the Operating Company.

PORTFOLIO MANAGEMENT

          The management of the Operating Company's investment portfolio is the responsibility of the Investment Adviser and the Investment Committee, which currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam Collins, Douglas Londal and John Kline. We consider Mr. Hamwee to be our portfolio manager. The Investment Committee is responsible for approving all of the Operating Company's investment purchases above $5.0 million. The Investment Committee also monitors investments in the Operating Company's portfolio and approves all asset dispositions above $5.0 million. Purchases and dispositions below $5.0 million may be approved by the Operating Company's Chief Executive Officer. These approval thresholds are subject to change over time.

Investment Personnel

          As of September 30, 2013, the Investment Adviser was supported by approximately 100 New Mountain Capital staff members, including 62 investment professionals. These individuals, in addition to the Investment Committee, are primarily responsible for the day-to-day management of our portfolio. The Investment Adviser may retain additional investment professionals, based upon its needs.

          Below are the biographies for selected senior investment professionals of the Investment Adviser, whose biographies are not included elsewhere in this prospectus. For more information regarding the business experience of Messrs. Klinsky and Hamwee, see "Management — Biographical Information — Directors — Interested Directors".

          Adam J. Collins serves on the Investment Adviser's investment committee and serves as Chief Financial Officer and a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2001, Mr. Collins worked at Goldman, Sachs & Co. from 1996 to 2000 in the controllers group and in 2001 in the Real Estate Principal Investment area. Prior to 1996, Mr. Collins worked at KPMG from 1994 to 1996. Mr. Collins received his B.S. in Accounting from Babson College.

          Douglas F. Londal serves on the Investment Adviser's investment committee and serves as a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2004, Mr. Londal held various positions within Goldman, Sachs & Co. from 1991 to 2004, including serving as a Managing Director in the Principal Investment Area and as a member of the Mergers & Acquisitions Department. While in the Principal Investment Area, Mr. Londal held various positions including co-head of Merchant Banking in the Americas and co-head of the Mezzanine investing effort in the Americas. Mr. Londal serves on the board of directors of Inmar, Inc., NuSil Technology LLC and Valet Waste Holdings, Inc. Mr. Londal received his B.A. in Economics from the University of Michigan. He received his M.B.A. from the University of Chicago Graduate School of Business.

          James W. Stone III has served as a Director of New Mountain Capital since 2011. Prior to joining New Mountain Capital, he worked for The Blackstone Group as a Managing Director of GSO Capital Partners. At Blackstone, Mr. Stone was responsible for originating, evaluating, executing and monitoring various senior secured and mezzanine debt investments across a variety of industries. Before joining Blackstone in 2002, Mr. Stone worked as a Vice President in Lehman Brothers' Communications and Media Group and as a Vice President in UBS Warburg's Leveraged Finance Department. Prior to that, Mr. Stone worked at Nomura Securities International, Inc. with the team that later founded Blackstone's corporate debt investment unit. Mr. Stone received a B.S. in Mathematics and Physics from The University of the South and an M.B.A. with concentrations in finance and accounting from The University of Chicago's Graduate School of Business.

          The table below shows the dollar range of shares of NMFC's common stock beneficially owned by our portfolio manager.

Name of Portfolio Manager	Dollar Range of Equity Securities of NMFC(1)(2)
Robert A. Hamwee	over $1,000,000

(1)
The dollar range of equity securities beneficially owned in NMFC is based on the closing price for NMFC's common stock of $14.69 on December 4, 2013 on the NYSE. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

          Mr. Hamwee is not primarily responsible for the day-to-day management of any other portfolio other than the portfolio of the Operating Company. Mr. Hamwee is a Managing Director of New Mountain Capital, which as of September 30, 2013 had more than $9.0 billion (including the Operating Company) of assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) used to calculate New Mountain Capital's management fees related to such funds. See "Risk Factors — Risks Relating to Our Business — The Investment Adviser has significant potential conflicts of interest with NMFC and the Operating Company and, consequently, your interests as stockholders which could adversely impact our investment returns".

Compensation

          None of the Investment Adviser's investment professionals are employed by any of the New Mountain Finance Entities or will receive any direct compensation from any of the New Mountain Finance Entities in connection with the management of the Operating Company's portfolio. Mr. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

INVESTMENT MANAGEMENT AGREEMENT

          The New Mountain Finance Entities are closed-end, non-diversified management investment companies that have elected to be treated as BDCs under the 1940 Act. NMFC is a holding company with no direct operations of its own, and its only business and sole asset is its ownership of units of the Operating Company. As a result, NMFC does not pay any external investment advisory or management fees. However, the Operating Company is externally managed by the Investment Adviser and pays the Investment Adviser a fee for its services. The following summarizes the arrangements between the Operating Company and the Investment Adviser pursuant to the Investment Management Agreement.

Overview of the Investment Adviser

Management Services

          The Investment Adviser is registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Investment Adviser serves pursuant to the Investment Management Agreement in accordance with the 1940 Act. Subject to the overall supervision of the Operating Company's board of directors, the Investment Adviser manages the Operating Company's day-to-day operations and provides it with investment advisory and management services. Under the terms of the Investment Management Agreement, the Investment Adviser:

  •
  determines the composition of the Operating Company's portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes;

  •
  determines the securities and other assets that the Operating Company will purchase, retain or sell;

  •
  identifies, evaluates and negotiates the structure of the Operating Company's investments that the Operating Company makes;

  •
  executes, monitors and services the investments the Operating Company makes;

  •
  performs due diligence on prospective portfolio companies;

  •
  votes, exercises consents and exercises all other rights appertaining to such securities and other assets on behalf of the Operating Company; and

  •
  provides the Operating Company with such other investment advisory, research and related services as the Operating Company may, from time to time, reasonably require.

          The Investment Adviser's services under the Investment Management Agreement are not exclusive, and the Investment Adviser (so long as its services to the Operating Company are not impaired) and/or other entities affiliated with New Mountain Capital are permitted to furnish similar services to other entities.

Management Fees

          Pursuant to the Investment Management Agreement, the Operating Company has agreed to pay the Investment Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to the Investment Adviser and any incentive fees paid in cash to the Investment Adviser are borne by the Operating Company's members, including NMFC and, as a result, are indirectly borne by NMFC's common stockholders.

Base Management Fees

          The base management fee is calculated at an annual rate of 1.75% of the Operating Company's gross assets less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Operating Company's gross assets, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter.

Incentive Fees

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Operating Company's "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Operating Company receives from portfolio companies) accrued during the calendar quarter, minus the Operating Company's operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, as amended and restated, with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred membership units (of which there are none as of September 30, 2013), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Operating Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Under GAAP, NMFC's IPO did not step-up the cost basis of the Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold or mature in the future. The Operating Company tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on the Operating Company's investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". The Operating Company also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of the Operating Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of the Operating Company's incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          The following is a graphical representation of the calculation of the income- related portion of the incentive fee:

Quarterly Incentive Fee Based on "Pre-Incentive Fee Adjusted Net Investment Income"

Pre-Incentive Fee Adjusted Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Adjusted Net Investment
Income allocated to income-related portion of incentive fee

          These calculations will be appropriately prorated for any period of less than three months and adjusted for any equity capital raises or repurchases during the current calendar quarter.

          The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Operating Company's Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, the Operating Company accrues a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted

Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter*:

Alternative 1

Assumptions

          Investment income (including interest, dividends, fees, etc.) = 1.25%

  Hurdle rate(1) = 2.00%

  Management fee(2) = 0.44%

  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income
  (investment income - (management fee + other expenses)) = 0.61%

          Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.90%

  Hurdle rate(1) = 2.00%
  Management fee(2) = 0.44%
  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income
  (investment income - (management fee + other expenses)) = 2.26%

  Incentive fee = 100.00% × Pre-Incentive Fee Adjusted Net Investment Income (subject to "catch-up")(4)

    = 100.00% × (2.26% - 2.00%)
    = 0.26%

          Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.26%.

Alternative 3

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 3.50%

  Hurdle rate(1) = 2.00%
  Management fee(2) = 0.44%
  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income
  (investment income - (management fee + other expenses)) = 2.86%

  Incentive fee = 100.00% × Pre-Incentive Fee Adjusted Net Investment Income (subject to "catch-up")(4)

    Incentive fee = 100.00% × "catch-up" + (20.00% × (Pre-Incentive Fee Adjusted Net Investment Income - 2.50%))

    Catch-up = 2.50% - 2.00%
                     = 0.50%

    Incentive fee = (100.00% × 0.50%) + (20.00% × (2.86% - 2.50%))
                            = 0.50% + (20.00% × 0.36%)
                            = 0.50% + 0.07%
                            = 0.57%

          Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.57%.

*
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets and assumes, for the Operating Company's investments held prior to the IPO, interest income has been adjusted to reflect the amortization of purchase or original issue discount as if each investment was purchased at the date of the IPO, or stepped up to fair market value.

(1)
Represents 8.00% annualized hurdle rate.

(2)
Assumes 1.75% annualized base management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide the Investment Adviser with an incentive fee of 20.00% on all Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Operating Company's net investment income exceeds 2.50% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee*:

Alternative 1

Assumptions

  Year 1: $20.0 million investment made in Company A ("Investment A"), and $30.0 million investment made in Company B ("Investment B")

  Year 2: Investment A sold for $50.0 million and fair market value ("FMV") of Investment B determined to be $32.0 million

  Year 3: FMV of Investment B determined to be $25.0 million

  Year 4: Investment B sold for $31.0 million

The capital gains portion of the incentive fee would be:

  Year 1: None

  Year 2: Capital gains incentive fee of $6.0 million — ($30.0 million realized capital gains on sale of Investment A multiplied by 20.0%)

  Year 3: None — $5.0 million (20.0% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

  Year 4: Capital gains incentive fee of $0.2 million — $6.2 million ($31.0 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

  Year 1: $20.0 million investment made in Company A ("Investment A"), $30.0 million investment made in Company B ("Investment B") and $25.0 million investment made in Company C ("Investment C")

  Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million

  Year 3: FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

  Year 4: FMV of Investment B determined to be $35.0 million

  Year 5: Investment B sold for $20.0 million

The capital gains incentive fee, if any, would be:

  Year 1: None

  Year 2: $5.0 million capital gains incentive fee — 20.0% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B)

  Year 3: $1.4 million capital gains incentive fee — $6.4 million (20.0% multiplied by $32.0 million ($35.0 million cumulative realized capital gains less $3.0 million unrealized capital depreciation)) less $5.0 million capital gains incentive fee received in Year 2

  Year 4: $0.6 million capital gains incentive fee — $7.0 million (20.0% multiplied by $35.0 million cumulative realized capital gains) less cumulative $6.4 million capital gains incentive fee received in Year 2 and Year 3

  Year 5: None — $5.0 million (20.0% multiplied by $25.0 million (cumulative realized capital gains of $35.0 million less realized capital losses of $10.0 million)) less $7.0 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4(1)

*
The hypothetical amounts of returns shown are based on a percentage of the Operating Company's total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example. The capital gains incentive fees are calculated on an "adjusted" basis for the Operating Company's investments held prior to the IPO and assumes those investments have been adjusted to reflect the amortization of purchase or original issue discount as if each investment was purchased at the date of the IPO, or stepped up to fair market value.

(1)
As noted above, it is possible that the cumulative aggregate capital gains fee received by the Investment Adviser ($7.0 million) is effectively greater than $5.0 million (20.0% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25.0 million)).

Payment of Expenses

          The Operating Company's primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Management Agreement and the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the New Mountain Finance Entities under the Administration Agreement. The Operating Company bears all other expenses of the New Mountain Finance Entities' operations and transactions, including (without limitation) fees and expenses relating to:

  •
  organizational and offering expenses;

  •
  the investigation and monitoring of the Operating Company's investments;

  •
  the cost of calculating net asset value;

  •
  interest payable on debt, if any, to finance its investments;

  •
  the cost of effecting sales and repurchases of shares of NMFC's common stock and other securities;

  •
  management and incentive fees payable pursuant to the Investment Management Agreement;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state, local and foreign taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the SEC;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing and all other direct expenses incurred by either the Investment Adviser or the New Mountain Finance Entities in connection with administering our business, including payments under the Administration Agreement that is based upon the Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the New Mountain Finance Entities under the Administration Agreement, including the allocable portion of the compensation of the New Mountain Finance Entities' chief financial officer and chief compliance officer and their respective staffs.

Duration and Termination

          The Investment Management Agreement was approved by the Operating Company's board of directors, including a majority of the directors who are not interested persons, on March 10, 2011 and by a majority of the partners of Guardian AIV and New Mountain Guardian Partners, L.P. through a written consent first solicited on November 8, 2010. Unless earlier terminated as described below, the Investment Management Agreement will remain in effect for a period of two years from its effective date and will remain in effect from year-to-year thereafter if approved annually by the Operating Company's board of directors or by the affirmative vote of the holders of a majority of the Operating Company's outstanding voting securities, voting on a pass through basis, and the majority of the Operating Company's directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon 60 days' written notice to the other. Any termination by the Operating Company must be authorized either by its board of directors or by vote of its members, voting on a pass through basis.

          At an in-person meeting held on February 23, 2012, the Operating Company's board of directors unanimously approved an amended and restated investment advisory and management agreement between the Operating Company and the Investment Adviser (the "New Advisory Agreement"). In accordance with the 1940 Act, the New Advisory Agreement was submitted for approval by the stockholders/unit holders of each of the New Mountain Finance Entities at the 2012 joint annual meeting of the New Mountain Finance Entities, which was held on May 8, 2012. The New Advisory Agreement became effective and replaced the current Investment Management Agreement, immediately upon receipt of the necessary stockholder/unit holder approval. The current Investment Management Agreement did not include certain clarifying language that was included in the New Mountain Finance Entities' IPO registration statement disclosure, however, the clarifying language included in the New Advisory Agreement is consistent with the disclosure in the New Mountain Finance Entities' IPO registration statement.

Indemnification

          The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Operating Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the Investment Management Agreement or otherwise as the Investment Adviser.

Organization of the Investment Adviser

          The Investment Adviser is a Delaware limited liability company. The principal address of the Investment Adviser is 787 Seventh Avenue, 48th Floor, New York, New York 10019. The Investment Adviser is ultimately controlled by Steven B. Klinsky through Mr. Klinsky's interest in New Mountain Capital.

Board Approval of the Investment Management Agreement

          A discussion regarding the basis for the Operating Company's board of directors' approval of the Investment Management Agreement was included in the Operating Company's first annual joint proxy statement that was incorporated by reference in the Operating Company's annual report on Form 10-K for the period ending December 31, 2012.

ADMINISTRATION AGREEMENT

          The New Mountain Finance Entities have entered into the Administration Agreement with the Administrator, under which the Administrator provides administrative services for the New Mountain Finance Entities, including arranging office facilities for the New Mountain Finance Entities and providing office equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, the New Mountain Finance Entities' required administrative services, which includes being responsible for the financial records which the New Mountain Finance Entities are required to maintain and preparing reports to New Mountain Finance's stockholders and reports filed with the SEC, which includes, but is not limited to, providing the services of the New Mountain Finance Entities' chief financial officer. In addition, the Administrator assists the New Mountain Finance Entities in determining and publishing their net asset values, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to New Mountain Finance's stockholders, and generally overseeing the payment of the New Mountain Finance Entities' expenses and the performance of administrative and professional services rendered to the New Mountain Finance Entities by others. For providing these services, facilities and personnel, the Operating Company reimburses the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations to the New Mountain Finance Entities under the Administration Agreement, including rent and each of the New Mountain Finance Entities' allocable portion of the costs of compensation and related expenses of the New Mountain Finance Entities' chief financial officer and chief compliance officer, and their respective staffs. The Administrator may also provide on the Operating Company's behalf managerial assistance to our portfolio companies. The Administration Agreement may be terminated by the New Mountain Finance Entities or the Administrator without penalty upon 60 days' written notice to the other party. Pursuant to the Administration Agreement, and further restricted by the Operating Company, expenses payable to the Administrator by the Operating Company as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) had been capped at $3.5 million for the time period from April 1, 2012 to March 31, 2013 and have capped at $4.25 million for the time period from April 1, 2013 to March 31, 2014.

          The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the New Mountain Finance Entities for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for the New Mountain Finance Entities. Any amounts owing by New Mountain Finance pursuant to this indemnification obligation will be payable by the Operating Company.

LICENSE AGREEMENT

          The New Mountain Finance Entities, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the New Mountain Finance Entities, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance". Under this Trademark License Agreement, as amended, subject to certain conditions, the New Mountain Finance Entities, the Investment Adviser and the Administrator have a right to use the "New Mountain" and the "New Mountain Finance" names for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Operating Company. Other than with respect to this limited license, the New Mountain Finance Entities, the Investment Adviser and the Administrator have no legal right to the "New Mountain" and the "New Mountain Finance" names.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Together, NMFC and AIV Holdings own all the outstanding units of the Operating Company. As of December 4, 2013, NMFC and AIV Holdings owned approximately 94.4% and 5.6%, respectively, of the units of the Operating Company, which reflects the offering completed on October 17, 2013 including the exercise of the underwriters' option to purchase up to an additional 900,000 shares of NMFC's common stock on behalf of AIV Holdings.

          The Operating Company has entered into an Investment Advisory and Management Agreement with the Investment Adviser. Pursuant to the Investment Advisory and Management Agreement, payments will be equal to (a) a base management fee of 1.75% of the value of the Operating Company's gross assets and (b) an incentive fee based on the Operating Company's performance. Steven B. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Advisory and Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Advisory and Management Agreement. In addition, the New Mountain Finance Entities' executive officers and directors, as well as the current or future members of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the New Mountain Finance Entities do or of investment funds managed by the New Mountain Finance Entities' affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Operating Company, NMFC or NMFC's stockholders.

          Although the Operating Company is currently New Mountain Capital's only vehicle focused primarily on investing in first and second lien debt, unsecured notes and mezzanine securities, in the future, the principals of the Investment Adviser and/or New Mountain Capital employees that provide services pursuant to the Investment Advisory and Management Agreement may manage other funds which may from time to time have overlapping investment objectives with the Operating Company's and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by the Operating Company. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to the Operating Company and such other funds. Although the investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that the Operating Company may not be given the opportunity to participate in certain investments made by investment funds managed by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over the Operating Company. When these investment professionals identify an investment, they will be forced to choose which investment fund should make the investment. Alternatively, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Operating Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures.

          The New Mountain Finance Entities have entered into the Administration Agreement with the Administrator. The Administrator arranges office space for the New Mountain Finance Entities and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. the Operating Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Mountain Finance Entities under the Administration Agreement, including rent, the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of the New Mountain Finance Entities' chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration

Agreement, as amended and restated, and further restricted by the Operating Company, expenses payable to the Administrator by the Operating Company as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) had been capped at $3.5 million for the time period from April 1, 2012 to March 31, 2013 and capped at $4.25 million for the time period from April 1, 2013 to March 31, 2014.

          The New Mountain Finance Entities, the Investment Adviser and the Administrator, have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant each of the New Mountain Finance Entities, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the New Mountain and the New Mountain Finance names. Under the Trademark License Agreement, as amended, subject to certain conditions, the New Mountain Finance Entities, the Investment Adviser and the Administrator, will have a right to use the New Mountain and the New Mountain Finance names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Operating Company. Other than with respect to this limited license, the New Mountain Finance Entities, the Investment Adviser and the Administrator, will have no legal right to the "New Mountain" and the "New Mountain" Finance names.

          NMFC and AIV Holdings have entered into joinder agreements with respect to the Amended and Restated Limited Liability Company Agreement, as amended, of the Operating Company pursuant to which NMFC and AIV Holdings were admitted as members of the Operating Company. Concurrently with the closing of NMFC's initial public offering, NMFC sold 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a separate private placement at the initial public offering price per share.

          NMFC entered into a Registration Rights Agreement with AIV Holdings, Steven B. Klinsky (the Chairman of our boards of directors), an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, AIV Holdings and the Investment Adviser have the right to require NMFC to register for public resale under the Securities Act of 1933, as amended, all registerable securities that are held by any of them and that they request to be registered. Registerable securities subject to the Registration Rights Agreement are shares of NMFC's common stock issued or issuable in exchange for units and any other shares of NMFC's common stock held by AIV Holdings, the Investment Adviser and any of their transferees. The rights under the Registration Rights Agreement can be conditionally exercised by AIV Holdings or the Investment Adviser, meaning that prior to the effectiveness of the registration statement related to the shares, AIV Holdings or the Investment Adviser can withdraw their request to have the shares registered. AIV Holdings and the Investment Adviser may each assign their rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky (and a related entity) will have the right to "piggyback", or include his own registrable securities in such a registration.

          Holders of registerable securities have "piggyback" registration rights, including AIV Holdings, which means that these holders may include their respective shares in any future registrations of NMFC's equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders. AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) have priority over NMFC in any registration that is an underwritten offering.

          AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration. NMFC has agreed to indemnify AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to NMFC by such parties. AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) have also agreed to indemnify NFMC with respect to liabilities resulting from untrue statements or omissions furnished by them to NMFC relating to them in any registration statement.

          In the ordinary course of business, the Operating Company may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Operating Company does not engage in any prohibited transactions with any persons affiliated with the Operating Company, the Operating Company has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the proposed portfolio investment, the Operating Company, companies controlled by the Operating Company and its employees and directors. The Operating Company will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the Operating Company has taken appropriate actions to seek board review and approval or exemptive relief for such transaction. The Operating Company's board of directors reviews these procedures on a quarterly basis.

          The New Mountain Finance Entities have each adopted a Code of Ethics which applies to, among others, their senior officers, including their respective chief executive officer and chief financial officer, as well as all of their officers, directors and employees. The New Mountain Finance Entities' Codes of Ethics require that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and the New Mountain Finance Entities' interests. Pursuant to such Codes of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the New Mountain Finance Entities' chief compliance officer.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

          The following table sets forth information with respect to the beneficial ownership of NMFC's common stock and the units of the Operating Company by:

  •
  each person known to the New Mountain Finance Entities to beneficially own 5.0% or more of the outstanding shares of NMFC's common stock or the membership units of the Operating Company;

  •
  each of NMFC's directors and each executive officer individually; and

  •
  all of NMFC's directors and executive officers as a group.

          Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and includes voting or investment power (including the power to dispose) with respect to the securities. Assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that NMFC has with respect to the present intent of the beneficial owners of the securities listed in the table below.

          Percentage of beneficial ownership below takes into account 45,159,921 shares of common stock of NMFC outstanding and 47,831,859 units of the Operating Company outstanding, in each case as of December 4, 2013, which reflects the offering completed on October 17, 2013 including the exercise of the underwriters' option to purchase up to an additional 900,000 shares of NMFC's common stock on behalf of AIV Holdings. Unless otherwise indicated, the address for each listed holder is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

				Operating Company Units(1)
	Type of Ownership in NMFC(2)	NMFC Shares(1)
Name		Number	Percentage	Number	Percentage
Beneficial Owners of More than 5.0%:
New Mountain Guardian AIV, L.P.(3)	Beneficial	2,671,938	5.6%	2,671,938	5.6%
New Mountain Investments III, L.L.C.(3)	Beneficial	2,671,938	5.6%	2,671,938	5.6%
New Mountain Finance AIV Holdings Corporation(3)	Beneficial	2,671,938	5.6%	2,671,938	5.6%
New Mountain Finance Corporation	N/A	—	*	45,159,921	94.4%
Executive Officers:
Paula A. Bosco	Direct	10,880	*	10,880	*
David M. Cordova	Direct	1,036	*	1,036	*
John R. Kline	Direct	16,366	*	16,366	*
Interested Directors:
Steven B. Klinsky(3)(4)	Direct and Beneficial	5,198,660	10.9%	5,198,660	10.9%
Robert A. Hamwee	Direct	124,478	*	124,478	*
Adam B. Weinstein	Direct	24,502	*	24,502	*

				Operating Company Units(1)
	Type of Ownership in NMFC(2)	NMFC Shares(1)
Name		Number	Percentage	Number	Percentage
Independent Directors:
Albert F. Hurley, Jr.	Direct	15,708	*	15,708	*
David R. Malpass	Direct	65,211	*	65,211	*
David Ogens	Direct	19,735	*	19,735	*
Kurt J. Wolfgruber	Direct	29,535	*	29,535	*
All executive officers and directors as a group (10 persons)(3)	Direct and Beneficial	5,506,111	11.5%	5,506,111	11.5%

*
Represents less than 1.0%.

(1)
All units of the Operating Company are held indirectly by the below-listed parties, other than units held by AIV Holdings and NMFC. Some or all of the units of the Operating Company, other than units held by NMFC, can be exchanged at any time and from time to time on a one-for-one basis into shares of NMFC.

(2)
Direct holders of NMFC's common stock have voting power on a pass-through basis over the same number of units of the Operating Company and, therefore, may be deemed to beneficially own such units of the Operating Company.

(3)
Guardian AIV is the sole stockholder of AIV Holdings. AIV Holdings has the right to exchange its units of the Operating Company for shares of NMFC's common stock on a one-for-one basis. If AIV Holdings chooses to exchange all of its units of the Operating Company, AIV Holdings would receive 2,671,938 shares of NMFC's common stock. The general partner of Guardian AIV is New Mountain Investments III, L.L.C., of which Steven B. Klinsky is the managing member. New Mountain Investments III, L.L.C., as the general partner of Guardian AIV, has voting power on a pass-through basis as to its portion of units of the Operating Company. In addition, because Guardian AIV owns all of the common stock of AIV Holdings, Guardian AIV may be deemed to beneficially own the units of the Operating Company held by AIV Holdings. Mr. Klinsky, as the managing member of New Mountain Investments III, L.L.C., has voting power and decision making power over the disposition of the holdings of Guardian AIV on a pass-through basis. Mr. Klinsky may be deemed to beneficially own the direct or indirect holdings of Guardian AIV. Mr. Klinsky and New Mountain Investments III, L.L.C. expressly disclaim beneficial ownership of the above shares of NMFC common stock and the above units of the Operating Company.

(4)
Mr. Klinsky directly owns 1,722,966 shares of NMFC's common stock. The Steven B. Klinsky Trust directly owns 107,315 shares of NMFC's common stock. The Steven B. Klinsky Non-GST Exempt Trust holds 611,080 shares. New Mountain Guardian GP, L.L.C. directly owns 85,361 shares of NMFC's common stock and Mr. Klinsky is the sole owner of New Mountain Guardian GP, L.L.C.

          The following table sets forth the dollar range of NMFC equity securities, including units of the Operating Company over which holders of NMFC's common stock have voting power that is beneficially owned by each of NMFC's directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Steven B. Klinsky	Over $100,000
Robert A. Hamwee	Over $100,000
Adam B. Weinstein	Over $100,000
Independent Directors:
David Ogens(4)	Over $100,000
Albert F. Hurley, Jr.	Over $100,000
David R. Malpass	Over $100,000
Kurt J. Wolfgruber	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

(2)
The dollar range of equity securities beneficially owned in NMFC is based on the closing price for NMFC's common stock of $14.69 per share on December 4, 2013 on the NYSE.

(3)
The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

(4)
Mr. Ogens is the beneficial owner of a limited partnership interest in New Mountain Partners, L.P. and New Mountain Partners II, L.P. that is held by Ogens Family, Inc.

SELLING STOCKHOLDERS

          This prospectus also relates to 4,843,938 shares of NMFC's common stock being offered for resale on behalf of the stockholders identified below, and which reflects the offering completed on October 17, 2013 including the exercise of the underwriters' option to purchase up to an additional 900,000 shares of NMFC's common stock on behalf of AIV Holdings. The stockholders acquired the shares from us in connection with our formation transactions prior to the IPO and the Concurrent Private Placement. We are registering the shares to permit the stockholders and their pledgees, donees, transferees and other successors-in-interest that receive their shares from a stockholder as a gift, partnership distribution or other non-sale related transfer after the date of this prospectus to resell the shares when and as they deem appropriate. We do not know how long the stockholders will hold the shares before selling them, if at all, or how many shares they will sell, if any, and we currently have no agreements, arrangements or understandings with any of the stockholders regarding the sale of any of the resale shares.

          The following table sets forth:

  •
  the name of the stockholders;

  •
  the number and percent of shares of NMFC's common stock that the stockholders beneficially owned prior to the offering for resale of the shares under this prospectus;

  •
  the number of shares of NMFC's common stock that may be offered for resale for the account of the stockholders under this prospectus; and

  •
  the number and percent of shares of NMFC's common stock to be beneficially owned by the stockholders after the offering of the resale shares (assuming all of the offered resale shares are sold by the stockholders).

          The number of shares in the column "Number of Shares Being Offered" represents all of the shares that each stockholder may offer under this prospectus. The shares offered by this prospectus may be offered from time to time by the stockholders listed below.

          This table is prepared solely based on information supplied to us by the listed stockholders and any public documents filed with the SEC, and assumes the sale of all of the resale shares. The applicable percentages of beneficial ownership are based on an aggregate of 47,831,859 shares of NMFC's common stock issued and outstanding on December 4, 2013, which assumes that all the outstanding units of the Operating Company have been exchanged for shares of NMFC's common stock, adjusted as may be required by rules promulgated by the SEC, and which reflects the offering completed on October 17, 2013 including the exercise of the underwriters' option to purchase up to an additional 900,000 shares of NMFC's common stock on behalf of AIV Holdings.

          Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power (including the power to dispose) with respect to the securities. Assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that NMFC has with respect to the present intent of the beneficial owners of the securities listed in the table below.

	Shares Beneficially Owned Prior to Offering			Shares Beneficially Owned After Offering
			Number of Shares Being Offered
Stockholders	Number	Percent		Number	Percent
New Mountain Finance AIV Holdings Corporation(1)	2,671,938	5.6%	2,671,938	—	—%
Steven B. Klinsky(2)	1,722,966	3.6%	1,246,912	476,054	*
Steven B. Klinsky Trust(3)	107,315	*	68,965	38,350	*
Steven B. Klinsky Non-GST Exempt Trust(3)	611,080	*	547,500	63,580	*
Robert A. Hamwee(2)	124,478	*	68,965	55,513	*
Adam B. Weinstein(2)	24,502	*	8,621	15,881	*
Paula A. Bosco(2)	10,880	*	1,724	9,156	*
John R. Kline(2)	16,366	*	6,897	9,469	*
Other(4)	421,162	*	222,416	198,746	*
Total	5,710,687	11.9%	4,843,938	866,749	1.8%

*
Less than 1.0%.

(1)
Guardian AIV is the sole stockholder of AIV Holdings. AIV Holdings has the right to exchange its units of the Operating Company for shares of NMFC's common stock on a one-for-one basis. If AIV Holdings chooses to exchange all of its units of the Operating Company, AIV Holdings would receive 2,671,938 shares of NMFC's common stock. The general partner of Guardian AIV is New Mountain Investments III, L.L.C., of which Steven B. Klinsky is the managing member. New Mountain Investments III, L.L.C., as the general partner of Guardian AIV, has voting power on a pass-through basis as to its portion of units of the Operating Company. In addition, because Guardian AIV owns all of the common stock of AIV Holdings, Guardian AIV may be deemed to beneficially own the units of the Operating Company held by AIV Holdings. Mr. Klinsky, as the managing member of New Mountain Investments III, L.L.C., has voting power and decision making power over the disposition of the holdings of Guardian AIV on a pass-through basis. Mr. Klinsky may be deemed to beneficially own the direct or indirect holdings of Guardian AIV. Mr. Klinsky and New Mountain Investments III, L.L.C. expressly disclaim beneficial ownership of the above shares of NMFC common stock and the above units of the Operating Company.

(2)
Reflects an officer and/or director of NMFC and the Operating Company.

(3)
Steven B. Klinsky is the trustee of the Steven B. Klinsky Trust and the Steven B. Klinsky Non-GST Exempt Trust and has voting and investment power with respect to the shares of NMFC's common stock held by the Steven B. Klinsky Trust and the Steven B. Klinsky Non-GST Exempt Trust.

(4)
Represents selling stockholders who, collectively, own less than 1.0% of total shares of NMFC's common stock outstanding on a fully converted basis. These selling stockholders are employees and/or affiliates of New Mountain Capital Group, L.L.C., which is an affiliate of NMFC and the Operating Company.

DETERMINATION OF NET ASSET VALUE

Quarterly Net Asset Value Determinations

Operating Company

          The Operating Company conducts the valuation of assets, pursuant to which its net asset value, and, consequently, NMFC's net asset value is determined, at all times consistent with GAAP and the 1940 Act. NMFC values its ownership interest on a quarterly basis, or more frequently if required under the 1940 Act.

          The Operating Company applies fair value accounting in accordance with GAAP. The Operating Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Operating Company's board of directors is ultimately and solely responsible for determining the fair value of its portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available, and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Operating Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below);

  b.
  For investments other than bonds, the investment professionals of the Investment Adviser look at the number of quotes readily available and perform the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Operating Company's senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the investment professionals of the Investment Adviser do not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the New Mountain Finance Entities' board of directors; and

  d.
  When deemed appropriate by the Operating Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of certain investments may fluctuate from period to period and the fluctuations could be material.

NMFC

          Since NMFC is a holding company and its only business and sole asset will be its ownership of units of the Operating Company, the value of its interest in the Operating Company depends on the Operating Company's valuation of our investments. NMFC conducts the valuation of its ownership in the Operating Company, pursuant to which its net asset value is determined, at all times consistent with GAAP and the 1940 Act. The net asset value per share of NMFC's common stock is determined on a quarterly basis and is equal to NMFC's pro rata share, based on the number of units of the Operating Company held by NMFC at the time of the net asset value determination, of the Operating Company's net asset value divided by the total number of shares of NMFC's common stock outstanding. NMFC's board of directors have no control over the determinations of fair value by the Operating Company's board of directors, although the Operating Company's current board of directors is the same as NMFC's. As a result, the value of your investment in shares of NMFC's common stock may be understated or overstated based on the Operating Company's fair value determinations. In the event that NMFC's board of directors believes that a different fair value for the Operating Company's investments is appropriate, NMFC's board of directors will endeavor to discuss the differences in the valuations with the Operating Company's board of directors for the purposes of resolving the differences in valuation. The valuation procedures of NMFC will be substantially similar to those utilized by the Operating Company described above.

Determinations in Connection with Offerings

          In connection with future offering of shares of NMFC's common stock, NMFC's board of directors or an authorized committee thereof will be required to make the determination that it is not selling shares of NMFC's common stock at a price below the then current net asset value of NMFC's common stock at the time at which the sale is made. NMFC's board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

  •
  the net asset value per share of NMFC's common stock disclosed in the most recent periodic report that we filed with the SEC;

  •
  NMFC's management's assessment of whether any material change in the net asset value per share of its common stock has occurred (including through the realization of gains on the sale of the Operating Company's portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of NMFC's common stock and ending two days prior to the date of the sale of NMFC's common stock; and

  •
  the magnitude of the difference between (i) a value that NMFC's Board of Directors or an authorized committee thereof has determined reflects the current net asset value of NMFC's common stock, which is generally based upon the net asset value of NMFC's common stock disclosed in the most recent periodic report that NMFC filed with the SEC, as adjusted to reflect NMFC's management's assessment of any material change in the net asset value of its common stock since the date of the most recently disclosed net asset value of NMFC's common stock, and (ii) the offering price of the shares of NMFC's common stock in the proposed offering.

          Moreover, to the extent that there is even a remote possibility that NMFC may (i) issue shares of its common stock at a price per share below the then current net asset value per share of its common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of its common stock pursuant to this prospectus if the net asset value per share of NMFC's common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, NMFC's board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of its common stock within two days prior to any such sale to ensure that such sale will not be below its then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of its common stock to ensure that such undertaking has not been triggered.

          These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that NMFC and the Operating Company are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

          NMFC has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder elects to receive cash as provided below. As a result, if NMFC's board of directors authorizes, and NMFC declares, a cash distribution, then NMFC's stockholders who have not "opted out" of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of NMFC's common stock, rather than receiving the cash distributions.

          No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of NMFC's common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, LLC the plan administrator and NMFC's transfer agent and registrar, in writing, by phone or through the internet so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing, by phone or through the internet at any time, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of NMFC's common stock and a check for any fractional share less a transaction fee of the lesser of (i) $15.00 and (ii) the price of the fractional share.

          Cash distributions reinvested in additional shares of NMFC's common stock will be automatically reinvested by NMFC in the Operating Company. NMFC will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of the shares. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of NMFC's common stock at the close of regular trading on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices. If NMFC uses newly issued shares to implement the plan, NMFC will receive, on a one-for-one basis, additional units of the Operating Company in exchange for cash distributions that are reinvested in shares of NMFC's common stock under the dividend reinvestment plan. NMFC reserves the right to purchase its shares in the open market in connection with its implementation of the plan if the price at which its newly issued shares are to be credited does not exceed 110.0% of the last determined net asset value of the shares. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of NMFC's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of NMFC's stockholders have been tabulated.

          There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. The Operating Company will pay on NMFC's behalf the plan administrator's fees under the plan. If a participant elects by written, telephone, or internet notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

          Stockholders who receive distributions in the form of stock generally are subject to the same federal income tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from NMFC will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

          Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, Attention: Plan Administration Department, or by calling the plan administrator at (888) 333-0212.

          All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by telephone at (888) 333-0212.

DESCRIPTION OF SECURITIES

          This prospectus contains a summary of NMFC's or the Operating Company's, as applicable, common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK

          The following description is based on relevant portions of the Delaware General Corporation Law, NMFC's amended and restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law, NMFC's amended and restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

          NMFC's authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 45,159,921 shares are outstanding as of December 4, 2013, which reflects the offering completed on October 17, 2013 including the exercise of the underwriters' option to purchase up to an additional 900,000 shares of NMFC's common stock on behalf of AIV Holdings, and 2,000,000 shares of preferred stock, par value $0.01, of which no shares are currently outstanding. NMFC's common stock is listed on the NYSE under the ticker symbol "NMFC". No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, NMFC's stockholders generally will not be personally liable for our debts or obligations.

          The following are NMFC's outstanding classes of securities as of December 4, 2013:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by NMFC or for Its Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	100,000,000	—	45,159,921
Preferred Stock	2,000,000	—	—

Common Stock

          Under the terms of NMFC's amended and restated certificate of incorporation, all shares of NMFC's common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of NMFC's common stock if, as and when authorized by NMFC's board of directors and declared by NMFC out of funds legally available therefore. Shares of NMFC's common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of NMFC's liquidation, dissolution or winding up, each share of its common stock would be entitled to share ratably in all of its assets that are legally available for distribution after it pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of NMFC's common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of NMFC's common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of NMFC's directors (other than directors to be elected solely by the holders of preferred stock), and holders of less than a majority of such shares will be unable to elect any director.

          NMFC's amended and restated certificate of incorporation will require NMFC at all times to reserve and keep available out of its authorized but unissued shares of common stock the number of shares that are issuable upon exchange of all outstanding the Operating Company units held by AIV Holdings and, if applicable with respect to any units received as payment of the incentive fee, the Investment Adviser.

Preferred Stock

          NMFC's amended and restated certificate of incorporation authorizes its board of directors to issue preferred stock. Prior to the issuance of shares of each class or series, the board of directors is required by Delaware law and by NMFC's amended and restated certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of NMFC's common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to NMFC's common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of the Operating Company's total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance by NMFC of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, NMFC does not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

          The Delaware General Corporation Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors' fiduciary duties. NMFC's amended and restated certificate of incorporation will include a provision that eliminates the personal liability of its directors for monetary damages for actions taken as a director, except for liability:

  •
  for breach of duty of loyalty;

  •
  for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law;

  •
  under Section 174 of the DGCL (unlawful dividends); or

  •
  for transactions from which the director derived improper personal benefit.

          Under NMFC's amended and restated bylaws, NMFC will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of NMFC's directors or officers. So long as NMFC is regulated under the

1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

          Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

          NMFC has obtained liability insurance for its officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

          Certain provisions of NMFC's amended and restated certificate of incorporation and amended and restated bylaws, as summarized below, and applicable provisions of the Delaware General Corporation Law and certain other agreements to which NMFC is a party may make it more difficult for or prevent an unsolicited third party from acquiring control of NMFC or changing its board of directors and management. These provisions may have the effect of deterring hostile takeovers or delaying changes in NMFC's control or in its management. These provisions are intended to enhance the likelihood of continued stability in the composition of NMFC's board of directors and in the policies furnished by them and to discourage certain types of transactions that may involve an actual or threatened change in NMFC's control. The provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions, however, could have the effect of discouraging others from making tender offers for NMFC's shares and, as a consequence, they also may inhibit fluctuations in the market price of NMFC's shares that could result from actual or rumored takeover attempts.

          Classified Board; Vacancies; Removal.    The classification of NMFC's board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire NMFC, or of discouraging a third party from acquiring NMFC. NMFC's board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors.

          NMFC's amended and restated certificate of incorporation provides that, subject to the applicable requirements of the 1940 Act and the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

          A director may be removed at any time at a meeting called for that purpose, but only for cause and only by the affirmative vote of the holders of at least 75.0% of the shares then entitled to vote for the election of the respective director.

          Advance Notice Requirements for Stockholder Proposals and Director Nominations.    NMFC's amended and restated bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors or (2) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the amended and restated bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the amended and restated bylaws. The purpose of requiring stockholders to give NMFC advance notice of nominations and other business is to afford NMFC's board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by NMFC's board of directors, to inform its stockholders and make recommendations about such qualifications or business, as well as to approve a more orderly procedure for conducting meetings of stockholders. Although NMFC's amended and restated bylaws do not give its board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to NMFC and its stockholders.

          Amendments to Certificate of Incorporation and Bylaws.    Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. NMFC's amended and restated certificate of incorporation will provide that the following provisions, among others, may be amended by its stockholders only by a vote of at least two-thirds of the shares of NMFC's capital stock entitled to vote:

  •
  the classification of its board of directors;

  •
  the removal of directors;

  •
  the limitation on stockholder action by written consent;

  •
  the limitation of directors' personal liability to NMFC or its stockholders for breach of fiduciary duty as a director;

  •
  the ability to call a Special Meeting of Stockholders being vested in NMFC's board of directors, the chairperson of its board, NMFC's chief executive officer and in the holders of at least fifty (50) percent of the voting power of all shares of capital stock of NMFC generally entitled to vote on the election of directors then outstanding subject to certain procedures; and

  •
  the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

          The amended and restated bylaws generally can be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the shares of NMFC's capital stock entitled to vote.

          Calling of Special Meetings by Stockholders.    NMFC's certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by NMFC's board of directors, the chairperson of its board, NMFC's chief executive officer or upon the request of the holders of at least 50.0% of the voting power of all shares of capital stock of NMFC, generally entitled to vote on the election of directors then outstanding, subject to certain limitations.

          Section 203 of the Delaware General Corporation Law.    We will not be subject to Section 203 of the DGCL, an anti-takeover law. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the "business combination" or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status, did own) 15.0% or more of a corporation's voting stock. In our certificate of incorporation, we have elected not to be bound by Section 203.

          The Credit Facilities also include change of control provisions that accelerate the indebtedness under the Credit Facilities in the event of certain change of control events. If certain transactions were engaged in without the consent of the lender, repayment obligations under the Credit Facilities could be accelerated.

DESCRIPTION OF PREFERRED STOCK

          In addition to shares of common stock, NMFC has 2,000,000 shares of preferred stock, par value $0.01, of which no shares are currently outstanding. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

          The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50.0% of the Operating Company's total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

          For any series of preferred stock that we may issue, our board of directors will determine and the amendment to the charter and the prospectus supplement relating to such series will describe:

  •
  the designation and number of shares of such series;

  •
  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

  •
  any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

  •
  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

  •
  the voting powers, if any, of the holders of shares of such series;

  •
  any provisions relating to the redemption of the shares of such series;

  •
  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

  •
  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

          All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF SUBSCRIPTION RIGHTS

General

          NMFC may issue subscription rights to its stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to NMFC's stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to NMFC's stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

          The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights (or method of calculation thereof);

  •
  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

  •
  the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

  •
  any termination right we may have in connection with such subscription rights offering; and

  •
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

          Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

          Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

          Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in NMFC upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than NMFC's then current net asset value per share, the rights offering may reduce NMFC's net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of NMFC's common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of NMFC's stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF WARRANTS

          The following is a general description of the terms of the warrants NMFC may issue from time to time. Particular terms of any warrants NMFC offers will be described in the prospectus supplement relating to such warrants.

          NMFC may issue warrants to purchase shares of NMFC's common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. NMFC will issue each series of warrants under a separate warrant agreement to be entered into between NMFC and a warrant agent. The warrant agent will act solely as NMFC's agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

          A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  the number of shares of common stock issuable upon exercise of such warrants;

  •
  the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  •
  if applicable, the number of such warrants issued with each share of common stock;

  •
  if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

          NMFC and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

          Under the 1940 Act, NMFC may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) NMFC's stockholders authorize the proposal to issue such warrants, and NMFC's board of directors approves such issuance on the basis that the issuance is in the best interests of NMFC and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of NMFC's voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of NMFC's outstanding voting securities.

DESCRIPTION OF DEBT SECURITIES

          Under the terms of the Credit Facilities and the loan documents related thereto, as currently in effect, the Operating Company is generally prohibited from or subject to limitations on incurring any additional indebtedness, which would include issuing any debt securities. However, in the event that the Operating Company obtains any necessary approvals, consents, amendments or waivers from the lenders under the Credit Facilities to permit the issuance of debt securities, NMFC or the Operating Company, as applicable, may issue debt securities in one or more series as described below. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

          As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture". An indenture is a contract between NMFC or the Operating Company, as applicable, and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against NMFC or the Operating Company, as applicable, if it defaults. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "— Events of Default — Remedies if an Event of Default Occurs". Second, the trustee performs certain administrative duties for NMFC or the Operating Company, as applicable, with respect to the debt securities.

          This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. NMFC or the Operating Company, as applicable, will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See "Where You Can Find Additional Information" for information on how to obtain a copy of the indenture.

          The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default (as defined in "Events of Default" below);

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances NMFC or the Operating Company, as applicable, will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether NMFC or the Operating Company, as applicable, will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  whether the debt securities are secured and the terms of any security interest;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

          The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, NMFC and the Operating Company, as BDCs, are each permitted to issue debt only in amounts such that its asset coverage, as defined in the 1940 Act, of NMFC or the Operating Company, as applicable, equals at least 200% after each issuance of debt, but giving effect to any exemptive relief granted to NMFC or the Operating Company, as applicable, by the SEC. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by NMFC or the Operating Company, as applicable, in immediately available funds.

General

          The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") may be issued under the indenture in one or more series.

          For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

          The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities". The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "— Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

          Except as described under "— Events of Default" and "— Merger or Consolidation" below, the indenture does not contain any provisions that give you protection in the event NMFC or the Operating Company, as applicable, issues a large amount of debt or NMFC or the Operating Company, as applicable, is acquired by another entity.

          We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or NMFC's or the Operating Company's covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

          NMFC or the Operating Company, as applicable, has the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

          No person from whom NMFC or the Operating Company, as applicable, borrows will, in its capacity as either a lender or debt security holder, have either a veto power or a vote in approving or changing any of NMFC's or the Operating Company's operating policies or investment strategies, as applicable.

Conversion and Exchange

          If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or NMFC or the Operating Company, as applicable, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

          NMFC or the Operating Company, as applicable, may issue the debt securities in registered form, in which case NMFC or the Operating Company, as applicable, may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. NMFC or the Operating Company, as applicable, expects that it will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

          NMFC or the Operating Company, as applicable, will issue registered debt securities in book-entry form only, unless NMFC or the Operating Company, as applicable, specifies otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

          Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, NMFC or the Operating Company, as applicable, will recognize only the depositary as the holder of the debt securities and NMFC or the Operating Company, as applicable, will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

          As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

          In the future, NMFC or the Operating Company, as applicable, may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name". Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

          For debt securities held in street name, NMFC or the Operating Company, as applicable, will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and NMFC or the Operating Company, as applicable, will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

          NMFC's or the Operating Company's obligations, as applicable, as well as the obligations of the applicable trustee and those of any third parties employed by NMFC or the Operating Company, as applicable, or the applicable trustee, run only to the legal holders of the debt securities. NMFC or the Operating Company, as applicable, does not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because NMFC or the Operating Company, as applicable, is issuing the debt securities only in book-entry form.

          For example, once NMFC or the Operating Company, as applicable, makes a payment or gives a notice to the holder, NMFC or the Operating Company, as applicable, has no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if NMFC or the Operating Company, as applicable, wants to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve itself of the consequences of a default or of its obligation to comply with a particular provision of an indenture), NMFC or the Operating Company, as applicable, would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

          When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

          If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices;

  •
  whether it imposes fees or charges;

  •
  how it would handle a request for the holders' consent, if ever required;

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

Global Securities

          As noted above, NMFC or the Operating Company, as applicable, usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

          Each debt security issued in book-entry form will be represented by a global security that NMFC or the Operating Company, as applicable, deposits with and registers in the name of a financial institution or its nominee that NMFC or the Operating Company, as applicable, selects. The financial institution that NMFC or the Operating Company, as applicable, selects for this purpose is called the depositary. Unless NMFC or the Operating Company, as applicable, specifies otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

          A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "— Termination of a Global Security". As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

          As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

          If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

  •
  an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "— Issuance of Securities in Registered Form" above;

  •
  an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

  •
  an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

  •
  the depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. NMFC or the Operating Company, as applicable, and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. NMFC or the Operating Company, as applicable, and the trustee also do not supervise the depositary in any way;

  •
  if NMFC or the Operating Company, as applicable, redeems less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

  •
  an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee;

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;

  •
  financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; neither NMFC nor the Operating Company monitors, and neither is responsible for the actions of, any of those intermediaries.

Termination of a Global Security

          If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "— Issuance of Securities in Registered Form" above.

          The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not NMFC or the Operating Company, as applicable, or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

          NMFC or the Operating Company, as applicable, will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date". Since NMFC or the Operating Company, as applicable, will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest".

Payments on Global Securities

          NMFC or the Operating Company, as applicable, will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, NMFC or the Operating Company, as applicable, will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "— Special Considerations for Global Securities".

Payments on Certificated Securities

          NMFC or the Operating Company, as applicable, will make payments on a certificated debt security as follows. NMFC or the Operating Company, as applicable, will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date at NMFC's or the Operating Company's office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. NMFC or the Operating Company, as applicable, will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

          Alternatively, at NMFC's or the Operating Company's option, as applicable, it may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

          If any payment is due on a debt security on a day that is not a business day, NMFC or the Operating Company, as applicable, will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

          Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

          You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

          The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  NMFC or the Operating Company, as applicable, does not pay the principal of, or any premium on, a debt security of the series on its due date;

  •
  NMFC or the Operating Company, as applicable, does not pay interest on a debt security of the series within 30 days of its due date;

  •
  NMFC or the Operating Company, as applicable, does not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

  •
  NMFC or the Operating Company, as applicable, remains in breach of a covenant in respect of debt securities of the series for 60 days after it receives a written notice of default stating NMFC or the Operating Company, as applicable, is in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

  •
  NMFC or the Operating Company, as applicable, files for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or

  •
  the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to NMFC or the Operating Company, as applicable, by the SEC; or

  •
  any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

          An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

          If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) NMFC or the Operating Company, as applicable, has deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

          Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an "indemnity"). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

          Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

  •
  the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

  •
  the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

  •
  the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

          However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

          Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

          Each year, NMFC or the Operating Company, as applicable, will furnish to each trustee a written statement of certain of its officers certifying that to their knowledge NMFC or the Operating Company, as applicable, is in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

          Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

  •
  the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

          Under the terms of the indenture, NMFC or the Operating Company, as applicable, is generally permitted to consolidate or merge with another entity. NMFC or the Operating Company, as applicable, is also permitted to sell all or substantially all of its assets to another entity. However, NMFC or the Operating Company, as applicable, may not take any of these actions unless all the following conditions are met:

  •
  where NMFC or the Operating Company, as applicable, merges out of existence or sells substantially all its assets, the resulting entity or transferee must agree to be legally responsible for NMFC's or the Operating Company's obligations under the debt securities, as applicable;

  •
  the merger or sale of assets must not cause a default on the debt securities and NMFC or the Operating Company, as applicable, must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving NMFC or the Operating Company, as applicable, a notice of default or NMFC's or the Operating Company's default, as applicable, having to exist for a specific period of time were disregarded.

  •
  NMFC or the Operating Company, as applicable, must deliver certain certificates and documents to the trustee; and

  •
  NMFC or the Operating Company, as applicable, must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

          There are three types of changes NMFC or the Operating Company, as applicable, can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

          First, there are changes that NMFC or the Operating Company, as applicable, cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation NMFC or the Operating Company, as applicable, has to pay additional amounts.

Changes Not Requiring Approval

          The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. NMFC or the Operating Company, as applicable, also does not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

          Any other change to the indenture and the debt securities would require the following approval:

  •
  if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

  •
  if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

          In each case, the required approval must be given by written consent.

          The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive NMFC's or the Operating Company's compliance, as applicable, with some of its covenants applicable to that series of debt securities. However, NMFC or the Operating Company, as applicable, cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "— Changes Requiring Your Approval".

Further Details Concerning Voting

          When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  for original issue discount securities, NMFC or the Operating Company, as applicable, will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

  •
  for debt securities whose principal amount is not known (for example, because it is based on an index), NMFC or the Operating Company, as applicable, will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

  •
  for debt securities denominated in one or more foreign currencies, NMFC or the Operating Company, as applicable, will use the U.S. dollar equivalent.

          Debt securities will not be considered outstanding, and therefore not eligible to vote, if NMFC or the Operating Company, as applicable, has deposited or set aside in trust money for their payment or redemption or if NMFC or the Operating Company, as applicable, any other obligor, or any affiliate of NMFC or the Operating Company, as applicable, or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "— Defeasance — Full Defeasance".

          NMFC or the Operating Company, as applicable, will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If NMFC or the Operating Company, as applicable, sets a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

          Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if NMFC or the Operating Company, as applicable, seeks to change the indenture or the debt securities or requests a waiver.

Defeasance

          The following provisions will be applicable to each series of debt securities unless NMFC or the Operating Company, as applicable, states in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

          Under current U.S. federal tax law and the indenture, NMFC or the Operating Company, as applicable, can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance". In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If NMFC or the Operating Company, as applicable, achieved covenant defeasance and your debt securities were subordinated as described under "— Indenture Provisions — Subordination" below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, NMFC or the Operating Company, as applicable, must do the following:

  •
  NMFC or the Operating Company, as applicable, must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  NMFC or the Operating Company, as applicable, must deliver to the trustee a legal opinion of its counsel confirming that, under current U.S. federal income tax law, NMFC or the Operating Company, as applicable, may make the above deposit without causing you to be taxed on the debt securities any differently than if NMFC or the Operating Company, as applicable, did not make the deposit;

  •
  NMFC or the Operating Company, as applicable, must deliver to the trustee a legal opinion of its counsel stating that the above deposit does not require registration by NMFC or the Operating Company, as applicable, under the 1940 Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of NMFC's or the Operating Company's other material agreements or instruments, as applicable;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for covenant defeasance contained in any supplemental indentures.

          If NMFC or the Operating Company, as applicable, accomplishes covenant defeasance, you can still look to NMFC or the Operating Company, as applicable, for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as NMFC's or the Operating Company's bankruptcy, as applicable) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that NMFC or the Operating Company, as applicable, would have sufficient funds to make payment of the shortfall.

Full Defeasance

          If there is a change in U.S. federal tax law or NMFC or the Operating Company, as applicable, obtains IRS ruling, as described in the second bullet below, NMFC or the Operating Company, as applicable, can legally release itself from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if NMFC or the Operating Company, as applicable, puts in place the following other arrangements for you to be repaid:

  •
  NMFC or the Operating Company, as applicable, must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  NMFC or the Operating Company, as applicable, must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows NMFC or the Operating Company, as applicable, to make the above deposit without causing you to be taxed on the debt securities any differently than if NMFC or the Operating Company, as applicable, did not make the deposit. Under current U.S. federal tax law, the deposit and NMFC's or the Operating Company's legal release, as applicable, from the debt securities would be treated as though NMFC or the Operating Company, as applicable, paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

  •
  NMFC or the Operating Company, as applicable, must deliver to the trustee a legal opinion of its counsel stating that the above deposit does not require registration by NMFC or the Operating Company, as applicable, under the 1940 Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of NMFC's or the Operating Company's other material agreements or instruments, as applicable;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for full defeasance contained in any supplemental indentures.

          If NMFC or the Operating Company, as applicable, ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to NMFC or the Operating Company, as applicable, for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of NMFC's or the Operating Company's lenders and other creditors, as applicable, if NMFC or the Operating Company, as applicable, ever became bankrupt or insolvent. If your debt securities were subordinated as described later under "— Indenture Provisions — Subordination", such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

          If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form;

  •
  without interest coupons; and

  •
  unless NMFC or the Operating Company, as applicable, indicates otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

          Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

          Holders may exchange or transfer their certificated securities at the office of the trustee. NMFC or the Operating Company, as applicable, has appointed the trustee to act as its agent for registering debt securities in the names of holders transferring debt securities. NMFC or the Operating Company, as applicable, may appoint another entity to perform these functions or perform them itself.

          Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if NMFC's or the Operating Company's transfer agent, as applicable, is satisfied with the holder's proof of legal ownership.

          If NMFC or the Operating Company, as applicable, has designated additional transfer agents for your debt security, they will be named in the prospectus supplement. NMFC or the Operating Company, as applicable, may appoint additional transfer agents or cancel the appointment of any particular transfer agent. NMFC or the Operating Company, as applicable, may also approve a change in the office through which any transfer agent acts.

          If any certificated securities of a particular series are redeemable and NMFC or the Operating Company, as applicable, redeems less than all the debt securities of that series, NMFC or the Operating Company, as applicable, may block the transfer or exchange of those debt securities during the period beginning 15 days before the day NMFC or the Operating Company, as applicable, mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. NMFC or the Operating Company, as applicable, may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that NMFC or the Operating Company, as applicable, will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

          If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

          Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

          Upon any distribution of NMFC's or the Operating Company's assets, as applicable, upon its dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but NMFC's or the Operating Company's obligation, as applicable, to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

          In the event that, notwithstanding the foregoing, any payment by NMFC or the Operating Company, as applicable, received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon NMFC's or the Operating Company's dissolution, winding up, liquidation or reorganization, as applicable, before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by NMFC or the Operating Company, as applicable, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

          By reason of this subordination, in the event of a distribution of NMFC's or the Operating Company's assets, as applicable, upon its insolvency, certain of its senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

          Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  NMFC's or the Operating Company's indebtedness, as applicable (including indebtedness of others guaranteed by NMFC or the Operating Company, as applicable), whenever created, incurred, assumed or guaranteed, for money borrowed, that NMFC or the Operating Company, as applicable, has designated as "Senior Indebtedness" for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

          If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of NMFC's or the Operating Company's Senior Indebtedness, as applicable, and of its other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

          Certain of NMFC's or the Operating Company's indebtedness, as applicable, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of NMFC's or the Operating Company's secured indebtedness, as applicable, as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that NMFC or the Operating

Company, as applicable, incurs in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of NMFC or the Operating Company, as applicable, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by its subsidiaries, financing vehicles or similar facilities.

          In the event of NMFC's or the Operating Company's bankruptcy, liquidation, reorganization or other winding up, as applicable, any of its assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of NMFC's or the Operating Company's secured indebtedness, as applicable.

The Trustee under the Indenture

          U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

          Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF STRUCTURE-RELATED AGREEMENTS

          In connection with the formation transactions consummated immediately prior to the IPO, NMFC and the Operating Company entered into various agreements governing the relationship among NMFC, Guardian AIV, New Mountain Guardian Partners, L.P., AIV Holdings and the Operating Company.

          These agreements are summarized below, which summaries are qualified in their entirety by reference to the full text of the agreements which were previously filed as exhibits to the registration statement relating to the IPO.

          For a description of the agreements governing the relationship between the Operating Company and the Investment Adviser and the New Mountain Finance Entities' relationship with the Administrator, see "Investment Management Agreement" and "Administration Agreement".

The Operating Company Agreement

          Guardian AIV and New Mountain Guardian Partners, L.P. previously entered into the Amended and Restated Limited Liability Company Agreement of the Operating Company (the "LLC Agreement"). Limited liability company interests in the Operating Company may, to the extent permissible under the 1940 Act, be represented by one or more classes of units.

          In connection with the contribution by Guardian AIV of its units to AIV Holdings prior to the IPO, AIV Holdings entered into a joinder agreement with respect to the LLC Agreement, pursuant to which AIV Holdings was admitted as a member of the Operating Company. In addition, in connection with the contribution by New Mountain Guardian Partners, L.P. of its units to NMFC, NMFC entered into a joinder agreement with respect to the LLC Agreement, pursuant to which NMFC was admitted as a member of the Operating Company.

          NMFC and the Operating Company Businesses.    NMFC has no direct operations, and its only business and sole asset is its ownership of units of the Operating Company. Under the LLC Agreement, NMFC is not permitted to conduct any business or ventures other than in connection with:

  •
  the acquisition, ownership or disposition of its units of the Operating Company; and

  •
  its operation as a public reporting company.

          Under the LLC Agreement, the Operating Company may conduct any business that may be lawfully conducted by a limited liability company under the Delaware Limited Liability Company Act, except that the LLC Agreement requires that the Operating Company conduct its operations in such a manner that will (1) permit NMFC to satisfy the requirements for qualification as a BDC, (2) permit NMFC to satisfy the requirements for qualification as a RIC for federal income tax purposes and (3) ensure that the Operating Company will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code except to the extent determined by the board of directors of the Operating Company.

          Board of Directors.    The Operating Company is managed by a board of directors. Subject to the Investment Company Act, director nominees will be elected if the votes cast by the Operating Company's members for such nominee's election exceed the votes cast against such nominee's election, unless such nominee has also been nominated for election to the board of directors of NMFC, in which case such nominee will be elected by a plurality of the Operating Company's members. The Operating Company's current board of directors is comprised of the same individuals as the board of directors of NMFC. Under the LLC Agreement, the Operating Company is required to endeavor to nominate the same slate of director nominees for election by its members as NMFC. However, there can be no assurance that the Operating Company's board composition and NMFC's board composition will remain the same. The Operating Company's board of directors is divided into three classes, with the term of one class expiring at each annual meeting of the members of the Operating Company. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors.

          Management.    Subject to the overall supervision of the Operating Company's board of directors, the Investment Adviser manages the Operating Company's day-to-day operations and provides the Operating Company with investment management services pursuant to the Investment Management Agreement. The Operating Company pays a management fee and incentive fee to the Investment Adviser for its services.

          Tax Matters.    NMFC is the Operating Company's tax matters member and, as such, has the authority to handle any tax audits of the Operating Company. Under the LLC Agreement, NMFC is generally be prohibited from taking any action in its capacity as tax matters member, which it knows (or would reasonably be expected to know) would (or would reasonably be expected to) have a significant adverse effect on AIV Holdings, Guardian AIV or Guardian AIV's partners. AIV Holdings also has a consent right over NMFC's actions as the Operating Company's tax matters member if such action would have a significant adverse effect on AIV Holdings, Guardian AIV or Guardian AIV's partners.

          The Operating Company has made an election under Section 754 of the Code and to cause such election to remain in effect for every year of the Operating Company during which the Operating Company is treated as a partnership for federal income tax purposes. The board of directors of the Operating Company has the authority to cause the Operating Company to make all other tax elections, and all decisions and positions taken with respect to the Operating Company's taxable income or tax loss (or items thereof) under the Code or other applicable tax law will be made in such manner as may be reasonably determined by the Operating Company's board of directors. Under the LLC Agreement, the Operating Company's board of directors is generally prohibited from making tax elections or making any decision or taking any position with respect to allocations of taxable income that the Operating Company's board of directors knows (or would reasonably be expected to know) would (or would reasonably be expected to) adversely affect NMFC's status as a RIC or have a significant adverse effect on AIV Holdings, Guardian AIV or Guardian AIV's partners and a greater negative impact proportionally on the amount of taxable inclusions incurred by AIV Holdings with respect to income allocated to it by the Operating Company than if such election, decision or position had not been made or taken.

          Exchange Right.    The LLC Agreement provides for an exchange right for any member other than NMFC, whereby, upon appropriate notice, any such member will have the right to exchange all or any portion of its units for shares of NMFC's common stock on a one-for-one basis. This right can be conditionally exercised by any such member, or its transferees, meaning that prior to the receipt of shares of NMFC's common stock upon exchange, a member can withdraw its request to have its units exchanged for shares of NMFC's common stock.

          The LLC Agreement also provides that, in connection with the occurrence of an event that would result in the dissolution of the Operating Company where prior to or concurrent with the occurrence of such event, NMFC has adopted a plan relating to the liquidation or dissolution of NMFC, NMFC will have the right to acquire all (but not less than all) of the outstanding units of any other member in exchange for shares of NMFC's common stock on a one-for-one basis.

          Distributions and Allocations of Profits and Losses.    The LLC Agreement provides that distributions of cash from the Operating Company will be determined by the Operating Company's board of directors and will be made pro rata among the members holding units in accordance with their respective percentage interests in the Operating Company. The Operating Company intends to make distributions to the Operating Company's members that will be sufficient to enable NMFC to pay quarterly distributions to its stockholders and to maintain its status as a RIC.

          Similarly, the LLC Agreement provides that, for tax purposes, subject to compliance with the provisions of Section 704(b) and 704(c) of the Code and the corresponding Treasury regulations, the Operating Company will allocate items of income, gain, loss, deduction and credit to its members, including NMFC, pro rata in accordance with their respective percentage interests in the Operating Company. NMFC's allocable share of the Operating Company's losses cannot be passed through to its stockholders but will be taken into account in determining NMFC's taxable income that is required to be distributed to its stockholders by reason of NMFC's status as a RIC.

          If the Operating Company liquidates, debts and other obligations must be satisfied before the members may receive any distributions. Any distributions to members then will be made to members in accordance with their respective positive capital account balances.

          Capital Contributions.    NMFC contributed to the Operating Company the gross proceeds of the IPO and the Concurrent Private Placement as a capital contribution in exchange for 10,697,691 units.

          Under the LLC Agreement, NMFC is also required to contribute the gross proceeds of any subsequent offering of its common stock by NMFC as additional capital to the Operating Company in exchange for, on a one-to-one basis, additional units of the Operating Company. See "— One-to-One Ratio" below. If NMFC contributes additional capital to the Operating Company, it will receive additional units of the Operating Company and its percentage interest in the Operating Company will be increased on a proportionate basis based upon the amount of such additional capital contributions. Conversely, the percentage interests of other members will be decreased on a proportionate basis in the event of additional capital contributions by NMFC. In addition, if NMFC contributes additional capital to the Operating Company, the Operating Company can revalue its property to its fair market value (as determined by its board of directors) and the capital accounts of the members will be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the capital accounts previously) would be allocated among the members under the terms of the LLC Agreement if there were a taxable disposition of such property for its fair market value (as determined by its board of directors) on the date of revaluation. Under the LLC Agreement, NMFC is also required to contribute to the Operating Company any reinvested distributions received by it pursuant to its dividend reinvestment plan. In addition, if NMFC uses newly issued shares to implement the plan, it will receive, on a one-for-one basis, additional units of the Operating Company in exchange for such reinvested distributions.

          As a result of such transactions since NMFC's IPO and through September 30, 2013, NMFC owned approximately 85.3% of the units of the Operating Company and AIV Holdings owned approximately 14.7% of the units of the Operating Company.

          One-to-One Ratio.    The LLC Agreement contains various provisions requiring that NMFC and the Operating Company take certain actions in order to maintain, at all times, a one-to-one ratio between the number of units held by NMFC and the number of shares of NMFC's common stock outstanding. This one-to-one ratio must also be maintained in the event that NMFC issues additional shares of its common stock. Accordingly, every time NMFC issues shares of its common stock, other than in connection with the exercise of the exchange right described above by AIV Holdings, the Investment Adviser, if applicable with respect to any units received as payment of the incentive fee, or any other entity or individual that may become a member (other than NMFC), the Operating Company will be required to issue additional units to NMFC. In addition, in order for NMFC to pay a dividend or other distribution to holders of its common stock, it must be accompanied by a prior distribution by the Operating Company to all of its members.

          If NMFC redeems, repurchases, acquires, exchanges, cancels or terminates any shares of its common stock, this action must be accompanied by an immediately prior identical (including with respect to the appropriate consideration paid for such action) redemption, repurchase, acquisition, exchange, cancellation or termination of the units of the Operating Company held by NMFC. If NMFC splits its common stock, this action must be accompanied by an immediately prior identical split of units of the Operating Company. In addition, in general, upon any consolidation or merger or combination to which NMFC is a party or any sale or disposition of all or substantially all of its assets to a third party, NMFC is required to take all necessary action so that the units held by AIV Holdings, the Investment Adviser, if applicable with respect to any units received as payment of the incentive fee, and any other entity or individual that may become a member (other than NMFC) will be exchangeable on a per-unit basis at any time or from time to time following such event into the kind and amount of shares of stock and/or other securities or property (including cash) receivable upon such event by holders of NMFC's common stock.

          The LLC Agreement also provides that, in connection with any reclassification or recapitalization or any other distribution or dilutive or concentrative event by NMFC, if AIV Holdings, the Investment Adviser, if applicable with respect to any units received as payment of the incentive fee or any other entity or individual that may become a member (other than NMFC) exercises the exchange right following such event, such member will generally be treated as if they were entitled to receive the number of shares of NMFC's common stock or other property (including cash) that it would have been entitled to receive had it exercised its exchange right immediately prior to the record date of such event. In addition, the LLC Agreement provides that NMFC and the Operating Company must take all necessary action in order to maintain the one-to-one ratio if in the future NMFC determines to issue options or other types of equity compensation to individuals that provide services to the Operating Company.

          Voting.    Subject to the Investment Company Act, directors will be elected as set forth above under "— Board of Directors". All other matters submitted to the vote of the members will be decided by a majority vote unless a different vote is required as a matter of law (including the Investment Company Act), in which case such provision will govern and control the voting. The LLC Agreement will also provide that, to the extent required by the Investment Company Act, each of NMFC and AIV Holdings and any other member that may be an investment company relying on the Investment Company Act will seek instructions from its stockholders with regard to matters subject to a member vote, and each such member will vote on all such matters in accordance with such instructions. Accordingly, to the extent required by the Investment Company Act, NMFC and AIV Holdings will not have any separate voting power other than to pass through the votes of the respective stockholders of NMFC and AIV Holdings in accordance with their respective indirect percentage ownership in the Operating Company.

          Expenses.    All of the Operating Company's expenses and all of NMFC's expenses, including any amounts owed pursuant to the Administration Agreement, will be borne by the Operating Company.

          Dissolution.    The LLC Agreement provides that the Operating Company may be dissolved with the approval of the board of directors. In addition to a voluntary dissolution, the Operating Company will be dissolved upon the entry of a decree of judicial dissolution in accordance with Delaware law or upon the termination of the legal existence of the last remaining member of the Operating Company. Upon a dissolution event, the proceeds of liquidation will be distributed in the following order:

  •
  first, to pay the expenses of winding up, liquidating and dissolving the Operating Company and all of its creditors, including members who are creditors; and

  •
  second, to the members pro rata in accordance with their respective positive capital account balances.

          Upon a dissolution event, if (i) NMFC is not the sole member at such time and (ii) prior to or concurrent with such event, NMFC has adopted a plan relating to the liquidation or dissolution of NMFC, then NMFC has the right to acquire from any other Operating Company member all (but not less than all) of the units held by such other member in exchange for shares of NMFC common stock on a one-for-one basis.

          Information.    The LLC Agreement provides that the Operating Company's members will be entitled to certain information regarding the Operating Company. This information includes quarterly and annual information regarding the Operating Company, information required for certain tax matters and any other information required under Delaware law or as reasonably requested by a member.

          Confidentiality.    Each member has agreed to maintain the confidentiality of any information received by the member or its affiliates and representatives in connection with the transactions contemplated by the LLC Agreement which is determined to be confidential for a period of three years following the earlier of the date of the Operating Company's dissolution or the date such member ceases to be a member, with customary exceptions, including to the extent disclosure is required by law or judicial process.

          Restrictions on Transfer.    The LLC Agreement provides that, subject to certain limited exceptions (including transfers to affiliates), a member may not transfer any of its units of the Operating Company to any person without the consent of the Operating Company's board of directors, which consent may be given or withheld in their sole and absolute discretion. No member shall have the right to substitute a transferee as a member in its place. A transferee of units of the Operating Company may be admitted as a substituted member only with the consent of the Operating Company's board of directors, which consent may be given or withheld in their sole and absolute discretion.

          Amendment.    Unless otherwise required by law, the LLC Agreement may be amended only by the written consent of the members owning a majority of the Operating Company's units then outstanding; provided, however, that no amendment may be made without the consent of a member if the amendment would adversely affect the rights of the member other than on a pro rata basis with other members of units.

          Limitation of Liability; Indemnification.    The LLC Agreement provides that none of the Operating Company's members or directors or their respective subsidiaries or affiliates may be liable to the Operating Company or any member for any act or omission by such individual or entity in connection with the conduct of affairs of the Operating Company or otherwise incurred in connection with the Operating Company or the LLC Agreement or the matters contemplated therein, in each case unless such act or omission was the result of gross negligence or willful misconduct or constitutes a breach of, or a failure to comply with the LLC Agreement. The LLC Agreement further provides for indemnification of the Operating Company's directors and officers from and against liabilities arising out of or relating to any alleged action taken by any director or officer of the Operating Company, subject to the Investment Company Act.

          Term.    The Operating Company shall continue until terminated as provided in the LLC Agreement or by operation of law.

          Fiduciary Duties.    Circumstances may arise in the future when the interests of the Operating Company's members conflict with the interests of NMFC's stockholders. Following the completion of this offering, the Operating Company's board of directors and the board of directors of NMFC will be comprised of the same members. However, the Operating Company's board of directors will owe fiduciary duties to the Operating Company's members that could conflict with the fiduciary duties NMFC's board of directors owes to NMFC's stockholders.

Registration Rights Agreement

          In connection with the IPO, NMFC entered into a registration rights agreement (the "Registration Rights Agreement") with AIV Holdings, Steven B. Klinsky, an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, AIV Holdings and the Investment Adviser have the right to require NMFC to register for public resale under the Securities Act all registerable securities that are held by any of them and that they request to be registered at any time. Registerable securities subject to the Registration Rights Agreement are shares of NMFC's common stock issued or issuable in exchange for units and any other shares of NMFC's common stock held by AIV Holdings, the Investment Adviser and any of their transferees. The rights under the Registration Rights Agreement can be conditionally exercised by AIV Holdings or the Investment Adviser, meaning that prior to the registration of the shares AIV Holdings or the Investment Adviser can withdraw their request to have the shares registered. AIV Holdings and the Investment Adviser may each assign their rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky and a related entity will have the right to "piggyback", or include their own registrable securities in such a registration. AIV Holdings, Steven B. Klinsky, and an entity related to Steven B. Klinsky have exercised their rights under the Registration Rights Agreement and their respective shares of NMFC's common stock are being offered for resale in this prospectus. See "Selling Stockholders" in this prospectus.

          AIV Holdings and the Investment Adviser may require NMFC to use its reasonable best efforts to register under the Securities Act all or any portion of these registerable securities upon a "demand request". The demand registration rights are subject to certain limitations. NMFC is not obligated to:

  •
  cause a registration statement with respect to a demand request to be declared effective within forty-five (45) days after the effective date of a previous demand registration, other than a shelf registration pursuant to Rule 415 under the Securities Act;

  •
  cause a registration statement with respect to a demand request to be declared effective unless the demand request is for a number of shares with a market value that is equal to at least $10.0 million; or

  •
  cause to be declared effective more than five registration statements with respect to demand registration rights.

          The Registration Rights Agreement includes limited blackout and suspension periods. In addition, AIV Holdings and the Investment Adviser may also require NMFC to file a shelf registration statement on Form N-2 for the resale of their registerable securities if NMFC is eligible to use Form N-2 at that time.

          Holders of registerable securities also have "piggyback" registration rights, which means that these holders may include their respective shares in any future registrations of NMFC's equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders. AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) have priority over NMFC in any registration that is an underwritten offering.

          Conflicts arising under the Registration Rights Agreement will be resolved as set forth therein. Under the Registration Rights Agreement, AIV Holdings and, if applicable, the Investment Adviser, and Steven B. Klinsky (and a related entity) have priority over NMFC or any other NMFC stockholder when selling any shares of NMFC common stock pursuant to their exercise of registration rights under that agreement.

          AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro rata share of any piggyback registration. NMFC has agreed to indemnify AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to us by such parties. AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) have also agreed to indemnify NMFC with respect to liabilities resulting from untrue statements or omissions furnished by them to NMFC relating to them in any registration statement.

SHARES ELIGIBLE FOR FUTURE SALE

          Sales of substantial amounts of NMFC's unregistered common stock in the public market, including by AIV Holdings, if it exercises its right to exchange all or any portion of its units of the Operating Company for shares of NMFC's common stock on a one-for-one basis, or New Mountain Guardian Partners, L.P., or its transferees, or the perception that such sales could occur, could adversely affect the prevailing market price of NMFC's common stock and NMFC's future ability to raise capital through the sale of its equity securities.

          Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under Rule 144 under the Securities Act. Any shares of NMFC's common stock to be received by New Mountain Guardian Partners, L.P. or its transferees or issued in exchange for units of the Operating Company held by AIV Holdings or the Investment Adviser, if applicable with respect to any units received as payment of the incentive fee, would be eligible for public sale if registered under the Securities Act or sold in accordance with Rule 144 of the Securities Act. NMFC has granted AIV Holdings, Steven B. Klinsky, an entity related to Mr. Klinsky, the Investment Adviser and their permitted transferees the registration rights described below.

Rule 144

          In general, a person who has beneficially owned restricted shares of NMFC's common stock for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of NMFC's affiliates at the time of, or at any time during the 90 days preceding, a sale and (ii) NMFC is subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned restricted shares or NMFC's common stock for at least six months but who are NMFC's affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

  •
  1.0% of the number of shares of NMFC's common stock then outstanding; or

  •
  the average weekly trading volume of NMFC's common stock on the NYSE for the four calendar weeks prior to the sale,

provided, in each case, that NMFC is subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Such sales must also comply with the manner of sale, current public information and notice provisions of Rule 144.

Registration Rights

          AIV Holdings has the right to exchange all or any portion of its units of the Operating Company for shares of NMFC's common stock, on a one-for-one basis. Pursuant to the Registration Rights Agreement entered into in connection with NMFC's IPO, AIV Holdings and the Investment Adviser have the right, subject to various conditions and limitations, to demand the filing of, and include any registerable securities held by AIV Holdings in, registration statements relating to NMFC's common stock. Furthermore, Steven B. Klinsky and a related entity have the right to "piggyback", or include their own registrable securities in a demand registration. These registration rights could impair the prevailing market price and impair NMFC's ability to raise capital by depressing the price at which it could sell its common stock. AIV Holdings, Steven B. Klinsky, and an entity related to Steven B. Klinsky have exercised their rights under the Registration Rights Agreement and their respective shares of NMFC's common stock are being offered for resale in this prospectus. See "Selling Stockholders" in this prospectus.

MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

          The following discussion is a general summary of the material federal income tax considerations applicable to NMFC and an investment in shares of NMFC's common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the "Code", the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the "Treasury regulations", the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the "IRS", (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to the Operating Company and NMFC are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to the Operating Company's assets and the manner in which the Operating Company and NMFC operate, and certain complicated tax accounting calculations. NMFC and the Operating Company have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting NMFC, the Operating Company and/or NMFC stockholders. For example, this summary does not describe all federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of NMFC's common stock through a foreign financial institution, persons that hold shares of NMFC's common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding NMFC's common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold NMFC's common stock as capital assets for federal income tax purposes (generally, assets held for investment) and that all of the parties to the LLC Agreement comply with all of their respective representations, covenants and agreements contained in the LLC Agreement in accordance with their terms. This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if the Operating Company invested in tax-exempt securities or certain other investment assets.

          A "U.S. stockholder" generally is a beneficial owner of shares of NMFC's common stock that is, for federal income tax purposes:

  •
  A citizen or individual resident of the United States;

  •
  A corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

  •
  A trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for federal income tax purposes; or

  •
  An estate, the income of which is subject to federal income taxation regardless of its source.

          A "Non-U.S. stockholder" generally is a beneficial owner of shares of NMFC's common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for federal income tax purposes.

          If a partnership, or other entity or arrangement treated as a partnership for federal income tax purposes, holds shares of NMFC's common stock, the federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of NMFC's common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of NMFC's common stock.

          Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of NMFC's common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

NMFC's Election to be Taxed as a RIC

          NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, NMFC generally will not pay corporate-level federal income taxes on any income that NMFC timely distributes to its stockholders as dividends. Rather, dividends distributed by NMFC generally will be taxable to NMFC's stockholders, and any net operating losses, foreign tax credits and other tax attributes of NMFC generally will not pass through to NMFC's stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income recognized by NMFC. See "— Taxation of U.S. Stockholders" and "— Taxation of Non-U.S. Stockholders" below.

          To qualify as a RIC, NMFC must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify as a RIC, NMFC must distribute to its stockholders, for each taxable year, at least 90.0% of its "investment company taxable income", which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation of NMFC as a RIC

          If NMFC:

  •
  qualifies as a RIC; and

  •
  satisfies the Annual Distribution Requirement,

then NMFC will not be subject to federal income tax on the portion of its income that it timely distributes (or is deemed to timely distribute) to its stockholders. If NMFC fails to qualify as a RIC, it will be subject to federal income tax at the regular corporate rates on its income and capital gains.

          NMFC will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless NMFC distributes in a timely manner an amount at least equal to the sum of (1) 98.0% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed and on which NMFC did not pay corporate-level income tax, in preceding years (the "Excise Tax Avoidance Requirement"). While NMFC intends to make distributions to its stockholders in each taxable year that will be sufficient to avoid any federal excise tax on its earnings, there can be no assurance that NMFC will be successful in entirely avoiding this tax.

          In order to qualify as a RIC for federal income tax purposes, NMFC must, among other things:

  •
  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90.0% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships", or other income derived with respect to NMFC's business of investing in such stock or securities (the "90.0% Income Test"); and

  •
  diversify its holdings so that at the end of each quarter of the taxable year:

  •
  at least 50.0% of the value of NMFC's assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of NMFC's assets or more than 10.0% of the outstanding voting securities of the issuer; and

  •
  no more than 25.0% of the value of NMFC's assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by NMFC and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

          As discussed above in "Formation Transactions and Related Agreements — Holding Company Structure", NMFC's sole asset is its direct ownership of common membership units in the Operating Company, and NMFC's only source of cash flow from operations is distributions from the Operating Company. As discussed below, the Operating Company expects to be treated for federal income tax purposes as a partnership in each taxable year (or portion thereof) during which the Operating Company has at least two members.

          For federal income tax purposes, NMFC will take into account in each taxable year (or portion thereof) during which the Operating Company is treated as a partnership for such purposes, NMFC's allocable share of the Operating Company's items of income, gain, loss, deduction and credit, subject to the discussion in "— Investment in the Operating Company" below. If NMFC becomes the Operating Company's sole member, the Operating Company will be treated as a disregarded entity for federal income tax purposes, and NMFC will take into account all of the Operating Company's assets and items of income, gain, loss, deduction and credit for such purposes.

          NMF SLF is treated as a disregarded entity for federal income tax purposes. As a result, NMF SLF will itself not be subject to federal income tax and, for federal income tax purposes, the Operating Company will take into account all of NMF SLF's assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to the Operating Company include NMF SLF.

          The Code mandates a partnership look-through rule in applying the 90.0% Income Test to a RIC that holds an interest in a partnership. Therefore, NMFC's allocable share of the Operating

Company's income will be treated as qualifying income for purposes of the 90.0% Income Test to the extent that such income would be qualifying income if realized directly by NMFC in the same manner as such income was realized by the Operating Company.

          You should be aware that the Code and applicable Treasury regulations do not contain an explicit partnership look-through rule for purposes of the Diversification Tests. However, analogous provisions in the tax law, general principles of partnership taxation and the purpose and intention of the tax laws governing RICs support partnership look-through treatment for this purpose. In addition, in Revenue Procedure 2001-57 (the "Revenue Procedure"), the IRS provided a safe harbor for a typical "master-feeder" structure pursuant to which a RIC that invests in an investment partnership (similar to the Operating Company) will be treated for purposes of the Diversification Tests as if the RIC directly invested in the assets held by such partnership, determined in accordance with the RIC's percentage ownership of the capital interests in such partnership, if the RIC meets certain requirements. Most importantly, the Revenue Procedure requires that, except as required by Section 1.704-3 of the Treasury regulations, the RIC's allocable share of each item of the partnership's income, gain, loss, deduction, and credit is proportionate to the RIC's percentage ownership of the capital interests in the partnership (the "Proportionate Allocation Requirement"). Although NMFC will not satisfy all of the requirements of the Revenue Procedure, NMFC will satisfy the Proportionate Allocation Requirement, which appears to be the main substantive requirement of the Revenue Procedure. The Revenue Procedure reflects the administrative interpretations of the IRS in rulings that have been issued to other taxpayers and the IRS's administrative practice in other revenue procedures. However, such administrative interpretations and practice do not constitute official precedent that is binding on a court or the IRS. Accordingly, although there is no authority directly applicable to NMFC and thus the matter is not free from doubt, it is expected that NMFC will be treated as if it directly invested in its pro rata share of the assets held by the Operating Company for purposes of the Diversification Tests. Nevertheless, there can be no assurance that the IRS will not successfully assert that NMFC does not meet the Diversification Tests because it is unable to look through to the Operating Company's assets for purposes of the Diversification Tests. In that case, NMFC would fail to qualify as a RIC and thus become subject to corporate-level federal income tax (and any applicable state and local taxes).

          Subject to the foregoing, it is intended (1) that the Operating Company will be operated in a manner that enables NMFC to satisfy the 90.0% Income Test and the Diversification Tests on a look-through basis, and (2) that the distributions made by the Operating Company to its members will be sufficient to enable NMFC to satisfy the Annual Distribution Requirement and Excise Tax Avoidance Requirement, thereby enabling NMFC to continue to qualify and maintain its status as a RIC and avoid the 4.0% federal excise tax on its earnings. However, no assurance can be given in this regard.

          For federal income tax purposes, NMFC will include in its taxable income its allocable share of certain amounts that the Operating Company has not yet received in cash. For example, if the Operating Company holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), NMFC must include in its taxable income in each year its allocable share of the portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Operating Company in the same taxable year. NMFC may also have to include in its taxable income its allocable share of other amounts that the Operating Company has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because NMFC's allocable share of such original issue discount or other amounts accrued will be included in NMFC's investment company taxable income for the year of accrual and before the

Operating Company receives any corresponding cash payments, NMFC may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though NMFC will not have received any corresponding distribution from the Operating Company.

          Accordingly, to enable the Operating Company to make distributions to its members that will be sufficient to enable NMFC to satisfy the Annual Distribution Requirement, the Operating Company may need to sell some of the Operating Company's assets at times and/or at prices that the Operating Company would not consider advantageous, NMFC or the Operating Company may need to raise additional equity or debt capital or the Operating Company may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Operating Company's business (or be unable to take actions that are advantageous to the Operating Company's business). If the Operating Company or NMFC is unable to obtain cash from other sources to enable NMFC to satisfy the Annual Distribution Requirement, NMFC may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax (and any applicable state and local taxes).

          Because the Operating Company intends to use debt financing, the Operating Company may be prevented by financial covenants contained in the Holdings Credit Facility, the SLF Credit Facility and other debt financing agreements from making distributions to the Operating Company's members in certain circumstances. In addition, under the 1940 Act, the Operating Company is generally not permitted to make distributions to the Operating Company's members while the Operating Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation — Senior Securities". Limits on the Operating Company's distributions to its members may prevent NMFC from satisfying the Annual Distribution Requirement and, therefore, may jeopardize NMFC's qualification for taxation as a RIC, or subject NMFC to the 4.0% federal excise tax.

          Although the Operating Company does not presently expect to do so, the Operating Company may borrow funds and sell assets in order to make distributions to its members that are sufficient for NMFC to satisfy the Annual Distribution Requirement. However, the Operating Company's ability to dispose of assets may be limited by (1) the illiquid nature of the Operating Company's portfolio and/or (2) other requirements relating to NMFC's status as a RIC, including the Diversification Tests. If the Operating Company disposes of assets in order for NMFC to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Operating Company may make such dispositions at times that, from an investment standpoint, are not advantageous.

          A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If NMFC's expenses in a given year exceed NMFC's investment company taxable income, NMFC would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC's investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, NMFC may for tax purposes have aggregate taxable income for several years that NMFC is required to distribute and that is taxable to its stockholders even if such income is greater than the aggregate net income NMFC actually earned during those years. Because NMFC will be a holding company, NMFC will only be able to make such required distributions on its common stock from distributions received from the Operating Company. Such distributions to NMFC may be made from the Operating Company's cash assets or by liquidation of the Operating Company's investments, if necessary. The Operating Company may recognize gains or losses from such liquidations. In the event the Operating Company recognizes net capital gains from such transactions, NMFC will be required to take into account its allocable share of such net capital gains (subject to the discussion in "— Investment in the Operating Company" below) and, consequently, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Failure of NMFC to Qualify as a RIC

          If NMFC fails to satisfy the 90.0% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, it may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which may, among other things, require it to pay certain corporate-level federal taxes or to dispose of certain assets). If NMFC fails to qualify for treatment as a RIC and such relief provisions do not apply to NMFC, NMFC will be subject to federal income tax on all of its taxable income at regular corporate rates (and also will be subject to any applicable state and local taxes), regardless of whether NMFC makes any distributions to its stockholders. Distributions would not be required. However, if distributions were made, any such distributions would be taxable to its stockholders as ordinary dividend income and, subject to certain limitations under the Code, any such distributions would be eligible for the 20.0% maximum rate applicable to non-corporate taxpayers to the extent of NMFC's current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of NMFC's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

          Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, NMFC could be subject to tax on any unrealized net built-in gains in the assets held by NMFC during the period in which NMFC failed to qualify as a RIC that are recognized during the ten-year period (or five-year period for taxable years beginning during 2013) after its requalification as a RIC, unless NMFC made a special election to pay corporate-level federal income tax on such built-in gain at the time of NMFC's requalification as a RIC. NMFC may decide to be taxed as a regular corporation even if NMFC would otherwise qualify as a RIC if NMFC determines that treatment as a corporation for a particular year would be in its best interests.

Investment in the Operating Company

          At March 31, 2011 (the cutoff date, subject to reasonable adjustments as determined by the Operating Company's board of directors), the total fair market value of the Operating Company's existing assets was estimated to exceed their total adjusted tax basis for federal income tax purposes by approximately $31.4 million (such excess is referred to herein as the "net built-in gains"), comprised of approximately $31.8 million of built-in gains and approximately $0.4 million of built-in losses. Included in the $31.4 million of net built-in gains was approximately $1.9 million of built-in gains that was estimated to be attributable to Guardian Partners' existing assets. As discussed in more detail below, the structure resulting from the formation transactions is designed to generally prevent NMFC from recognizing taxable income in respect of the built-in gains in our existing assets (generally determined as of the cutoff date) with the result that any distributions made to NMFC's stockholders that are attributable to such built-in gains generally will not be treated as taxable dividends.

Taxation of the Operating Company

          In general, a partnership (other than a publicly traded partnership taxable as a corporation) is not subject to federal income tax on its income. Rather, the partners of the partnership must report on their federal income tax returns their allocable share of the items of income, gain, loss, deduction and credit of the partnership, and are potentially subject to federal income tax thereon, without regard to whether the partners receive any distributions from the partnership. Generally, an entity with two or more members formed as a partnership or limited liability company under state law will be treated as a partnership for federal income tax purposes unless the entity specifically elects to be taxable as a corporation. It is expected that the Operating Company will be treated for federal income tax purposes as a partnership for so long as the Operating Company has at least two members because the Operating Company was formed as a limited liability company under state law and will not elect to be taxable as a corporation.

          However, an entity that would otherwise be classified as a partnership for federal income tax purposes may nonetheless be taxable as a corporation if it is a "publicly traded partnership". A partnership would be treated as a publicly traded partnership if its interests are traded on an established securities market or are readily tradable on a secondary market or a substantial equivalent thereof, within the meaning of applicable Treasury regulations. The LLC Agreement contains certain limitations on transfers and redemptions of the common membership units of the Operating Company that are intended to cause the Operating Company to qualify for an exemption from being a publicly traded partnership under one or more of the safe harbors contained in the applicable Treasury regulations. Accordingly, it is expected that the Operating Company will not be treated as a publicly traded partnership taxable as a corporation. Nevertheless, if for any reason the Operating Company were taxable as a corporation, NMFC would be treated as owning, as its sole asset, interests in a corporation. Consequently, NMFC would be unable to satisfy the Diversification Tests which, in turn, would prevent NMFC from qualifying as a RIC. See "— Failure of NMFC to Qualify as a RIC" for a discussion of the effect of NMFC's failure to meet the Diversification Tests for a taxable year. In addition, the Operating Company's income would be subject to corporate-level federal income tax.

          This entire discussion (including the discussion above under "Taxation of NMFC as a RIC") assumes that the Operating Company will be treated as a partnership that is not a publicly traded partnership taxable as a corporation in each taxable year (or portion thereof) during which the Operating Company has at least two members.

Allocations of Income, Gain, Loss, Deduction and Credit

          The LLC Agreement provides that, except as required by Section 704(c) of the Code and Section 1.704-3 of the Treasury regulations (discussed below), items of income, gain, loss, deduction and credit will be allocated to the members of the Operating Company, including NMFC, in proportion to the number of outstanding common membership units of the Operating Company held by each such member. It is expected that the allocations of these items provided for in the LLC Agreement will comply with the requirements regarding partnership allocations contained in Section 704(b) of the Code and the Treasury regulations. If the IRS were to determine that the allocations did not so comply, these items would be reallocated in accordance with the partners' interest in the partnership.

Tax Allocations With Respect to Certain Assets

          Under Section 704(c) of the Code and Section 1.704-3 of the Treasury regulations, income, gain, loss and deduction attributable to an appreciated or depreciated asset that is contributed to a partnership in exchange for an interest in the partnership, or is attributable to an asset of the partnership that has been revalued on the books of the partnership, must be allocated in a manner so that the contributing partner, or the partners that held an interest in the partnership at the time of such revaluation, are allocated the tax gain or loss attributable to the unrealized gain or unrealized loss in the asset at the time of such contribution or revaluation. The amount of the unrealized gain or unrealized loss generally is equal to the difference (i.e., the book-tax difference) between the fair market value and the adjusted tax basis of the relevant asset at the time of contribution or revaluation, as adjusted from time to time. These allocations are designed so that the taxable gain or loss on an asset contributed or revalued is allocated to the partners that earned such gain or loss for economic purposes. These allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.

          For federal income tax purposes, Guardian AIV and New Mountain Guardian Partners, L.P. contributed assets with built-in gains and built-in losses to the Operating Company in exchange for common membership units of the Operating Company in connection with the formation transactions completed prior to the IPO. In certain circumstances, book-tax differences may arise as a result of a revaluation of the Operating Company's assets, including in connection with contributions by NMFC to the Operating Company of distributions reinvested by NMFC's stockholders under NMFC's dividend reinvestment plan. The LLC Agreement requires that allocations attributable to these assets be made in a manner consistent with Section 704(c) of the Code and Section 1.704-3 of the Treasury regulations.

          It is expected that the built-in gains (determined as of the cutoff date subject to reasonable adjustments as determined by the Operating Company's board of directors) attributable to the assets contributed by Guardian AIV to the Operating Company, when recognized by the Operating Company for federal income tax purposes, either (i) will be allocated to AIV Holdings (and not NMFC) or (ii) will be allocated to NMFC to the extent attributable to common membership units of the Operating Company that NMFC acquired from AIV Holdings in exchange for shares of NMFC common stock, but that any such allocations of built-in gains to NMFC generally will be offset as a result of upward adjustments in NMFC's share of the Operating Company's tax basis in the assets contributed by Guardian AIV to the Operating Company arising as a result of NMFC's acquisition of such common membership units (as discussed below). Similarly, it is expected that the built-in gains (determined as of the cutoff date subject to reasonable adjustments as determined by the Operating Company's board of directors) attributable to the assets contributed by New Mountain Guardian Partners, L.P. to the Operating Company, when recognized by the Operating Company for federal income tax purposes, will be allocated to NMFC, but that, except as discussed below, any such allocations of built-in gains to NMFC will be offset as a result of upward adjustments in NMFC's share of the Operating Company's tax basis in the assets contributed by New Mountain Guardian Partners, L.P. to the Operating Company. Accordingly, except as discussed below, it is expected that the allocations of built-in gains to AIV Holdings and the upward adjustments in NMFC's share of the Operating Company's tax basis in its assets (in the case of assets contributed by Guardian AIV to the Operating Company, as a general matter, provided the value per share of the shares of NMFC common stock received by AIV Holdings in each exchange is not less than the cutoff NAV per unit of the Operating Company subject to any such adjustments referred to above) will generally prevent NMFC from recognizing taxable income in respect of the built-in gains in our existing assets (determined as of the cutoff date subject to any such adjustments referred to above), when such built-in gains are recognized by the Operating Company for federal income tax purposes, with the result that any distributions made to NMFC's stockholders that are attributable to such recognized built-in gains generally will not be treated as taxable dividends. It is expected that, under Section 704(c)(1)(C) of the Code, any built-in losses in our existing assets (determined as of the cut-off date) will not be allocable to either NMFC or AIV Holdings because neither of them will be treated as the "contributing partner" with respect to our existing assets.

          Section 1.704-3 of the Treasury regulations provides a partnership with a choice of several methods of accounting for book-tax differences. It should be noted that the method selected by the Operating Company to account for book-tax differences attributable to assets contributed to the Operating Company by Guardian AIV and New Mountain Guardian Partners, L.P., may result in a smaller amount of taxable loss or a greater amount of taxable gain being allocated to NMFC by the Operating Company as compared to other available methods. Any asset purchased by the Operating Company for cash after admission of NMFC to the Operating Company will initially have a tax basis equal to the asset's fair market value and, accordingly, Section 704(c) of the Code will not initially apply.

Distributions and Constructive Distributions

          Distributions by the Operating Company to NMFC generally will not be taxable to NMFC. However, NMFC will have taxable income in the event that the amount of distributions that NMFC receives from the Operating Company, or the amount of any decrease in NMFC's share of the Operating Company's indebtedness (any such decrease being considered a constructive cash distribution to NMFC), exceeds NMFC's adjusted tax basis in its common membership units in the Operating Company. Such taxable income would normally be characterized as capital gain.

          In the event that NMFC becomes the sole member of the Operating Company, the Operating Company will cease to be treated as a partnership for federal income tax purposes and will be deemed to liquidate (thereafter being treated as a disregarded entity for federal income tax purposes). It is not expected that NMFC would recognize loss as a result of this deemed liquidation. However, it is possible that, under certain circumstances, NMFC would recognize gain as a result of this deemed liquidation and would be required to make a distribution to its stockholders in respect of such gain to satisfy the Annual Distribution Requirement even though NMFC would not have received any corresponding cash payment. See the discussion above under "— Taxation of NMFC as a RIC". The rules applicable to determining tax basis in assets received in a liquidating distribution from a partnership could operate to cause NMFC's tax basis in such assets to differ from its proportionate share of the tax basis in such assets while held by the Operating Company. This could affect the amount of gain or loss recognized by NMFC as a result of the retirement, redemption, sale or other disposition of such assets.

Section 754 Election

          The Operating Company has made an election under Section 754 of the Code. A Section 754 election is irrevocable without the consent of the IRS. This election generally permits a person that acquires an interest in a partnership by sale or exchange (such as NMFC when it acquires common membership units of the Operating Company from New Mountain Guardian Partners, L.P. and AIV Holdings, as discussed below) to adjust its share of the tax basis in the partnership's assets ("inside basis") pursuant to Section 743(b) of the Code to fair market value (as reflected by the consideration paid for the partnership interest), as if such person had acquired a direct interest in the partnership's assets. The Section 743(b) adjustment is attributed solely to the person that so acquires an interest in a partnership and is not added to the tax basis of the partnership's assets associated with all of the partners in the partnership. The calculations involved in applying the Section 754 election are complex. It is expected that the Operating Company will make such calculations on the basis of its determination as to the value of its assets and other matters.

          As a result of the transfer of common membership units of the Operating Company to NMFC by New Mountain Guardian Partners, L.P. in connection with the formation transactions completed prior to the IPO, New Mountain Guardian Partners, L.P. made an election that resulted in the corporate partner of New Mountain Guardian Partners, L.P. recognizing its distributive share of the built-in gain inherent in such common membership units, which at the time of the formation transactions, was approximately 95.0% of the built-in gain inherent in such common membership units at that date. This election, along with the Section 754 election, is expected to result in an increase (determined at the cutoff date subject to reasonable adjustments as determined by the Operating Company's board of directors) in NMFC's share of the Operating Company's tax basis in the assets that were contributed by New Mountain Guardian Partners, L.P. to the Operating Company with built-in gains (as discussed above) by an amount equal to the built-in gain in such common membership units so recognized by the corporate partner of New Mountain Guardian Partners, L.P. This increase in tax basis is expected to offset allocations made to NMFC under Section 704(c) of the Code resulting from the Operating Company's recognition of built-in gains in the assets that were contributed by New Mountain Guardian Partners, L.P. to the Operating Company (as discussed above).

          It is also expected that the remaining distributive share of New Mountain Guardian Partners, L.P.'s built-in gain inherent in common membership units transferred by New Mountain Guardian Partners, L.P. to NMFC, which at the time of the formation transactions, was approximately 5.0% of the built-in gain inherent in such common membership units at that date, will not result in any increase in NMFC's share of the Operating Company's tax basis in the assets that were contributed by New Mountain Guardian Partners, L.P. to the Operating Company. Accordingly, it is expected that allocations made to NMFC under Section 704(c) of the Code resulting from the Operating Company's recognition of built-in gains in these assets will not be offset to this extent, with the result that any distributions made to NMFC's stockholders that are attributable to such recognized built-in gains generally will be treated as taxable dividends to this extent even though such distributions could represent a return of such stockholder's investment.

          In addition, it is expected that, as a result of an exchange by AIV Holdings of common membership units of the Operating Company for shares of NMFC's common stock, NMFC's share of the Operating Company's tax basis in assets that were contributed to the Operating Company by Guardian AIV and have built-in gains as of the time of the exchange will be increased to reflect the value of the shares of NMFC's common stock received by AIV Holdings. This increase in tax basis is expected to generally offset allocations made after such exchange to NMFC under Section 704(c) of the Code resulting from the recognition of such built-in gains (as discussed above).

Tax Matters

          NMFC will be the Operating Company's tax matters member and, as such, will have the authority to handle any tax audits of the Operating Company. Under the LLC Agreement, NMFC will generally be prohibited from taking any action in its capacity as tax matters member, which it knows (or would reasonably be expected to know) would (or would reasonably be expected to) have a significant adverse effect on AIV Holdings, Guardian AIV or Guardian AIV's partners. AIV Holdings will also have a consent right over NMFC's actions as the Operating Company's tax matters member if such action would have a significant adverse effect on AIV Holdings, Guardian AIV or Guardian AIV's partners.

          The Operating Company has made an election under Section 754 of the Code and intends for such election to remain in effect for every year of the Operating Company during which the Operating Company is treated as a partnership for federal income tax purposes. The Operating Company's board of directors will have the authority to cause the Operating Company to make all other tax elections, and all decisions and positions taken with respect to the Operating Company's taxable income or tax loss (or items thereof) under the Code or other applicable tax law will be made in such manner as may be reasonably determined by the Operating Company's board of directors. Under the LLC Agreement, the Operating Company's board of directors will generally be prohibited from making tax elections or making any decision or taking any position with respect to allocations of taxable income that the Operating Company's board of directors knows (or would reasonably be expected to know) would (or would reasonably be expected to) adversely affect NMFC's status as a RIC or have a significant adverse effect on AIV Holdings, Guardian AIV or Guardian AIV's partners and a greater negative impact proportionally on the amount of taxable inclusions incurred by AIV Holdings with respect to income allocated to it by the Operating Company than if such election, decision or position had not been made or taken.

          References in the remainder of this discussion to the tax consequences of NMFC investments and activities refer solely to the investments and activities of the Operating Company.

The Operating Company's Investments — General

          Certain of the Operating Company's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause NMFC to recognize income or gain without receipt of a corresponding distribution of cash from the Operating Company, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90.0% Income Test. The Operating Company intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

Passive Foreign Investment Companies

          If the Operating Company purchases shares in a "passive foreign investment company" (a "PFIC"), NMFC may be subject to federal income tax on its allocable share of a portion of any "excess distribution" received on, or any gain from the disposition of, such shares even if NMFC's allocable share of such income is distributed by it as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on NMFC in respect of deferred taxes arising from any such excess distribution or gain. If the Operating Company invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, NMFC will be required to include in income each year its allocable share of the Operating Company's proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, the Operating Company may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, NMFC will recognize as ordinary income its allocable share of any increase in the value of such shares, and as ordinary loss its allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, NMFC may be required to recognize in a year income in excess of distributions from PFICs made by the Operating Company to NMFC and the Operating Company's proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4.0% excise tax. See "— Taxation of NMFC as a RIC" above.

Foreign Currency Transactions

          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Operating Company accrues income, expenses or other liabilities denominated in a foreign currency and the time the Operating Company actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

          The remainder of this discussion assumes that NMFC qualifies as a RIC for each taxable year.

Taxation of U.S. Stockholders

          The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to "— Taxation of Non-U.S. Stockholders" below.

Distributions

          Distributions by NMFC generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of NMFC's "investment company taxable income" (which is, generally, NMFC's net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of NMFC's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent that such distributions paid by NMFC to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 20.0%. In this regard, it is anticipated that distributions paid by NMFC will generally not be attributable to dividends received by NMFC and, therefore, generally will not qualify for the 20.0% maximum rate applicable to Qualifying Dividends. Distributions of NMFC's net capital gains (which are generally NMFC's realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by NMFC as "capital gain dividends" in written statements furnished to its stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of NMFC's earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

          NMFC may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution". In that case, among other consequences, (i) NMFC will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by NMFC. Because NMFC expects to pay tax on any retained net capital gains at the regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, NMFC must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. NMFC cannot treat any of its investment company taxable income as a "deemed distribution".

          For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, NMFC may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If NMFC makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by NMFC in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. stockholders on December 31 of the year in which the dividend was declared.

          If an investor purchases shares of NMFC's common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

          NMFC or the applicable withholding agent will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions from NMFC generally will be reported to the IRS (including the amount of dividends, if any, that are Qualifying Dividends eligible for the 20.0% maximum rate). Dividends paid by NMFC generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because NMFC's income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

Alternative Minimum Tax

          As a RIC, NMFC will be subject to alternative minimum tax, also referred to as "AMT", but any items that are treated differently for AMT purposes must be apportioned between NMFC and its U.S. stockholders, and this may affect the U.S. stockholders' AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to NMFC's taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

Dividend Reinvestment Plan

          Under the dividend reinvestment plan, if a U.S. stockholder owns shares of NMFC's common stock registered in the U.S. stockholder's own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of NMFC's common stock unless the U.S. stockholder opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of NMFC's common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Dispositions

          A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of NMFC's common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of NMFC's common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of NMFC's common stock may be disallowed if other shares of NMFC's common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In general, non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 20.0% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of NMFC's common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income", which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Tax Shelter Reporting Regulations

          Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to NMFC's common stock of $2.0 million or more for a non-corporate U.S. stockholder or $10.0 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding

          NMFC may be required to withhold federal income tax ("backup withholding") from any distribution to a U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) that fails to provide NMFC or the distribution paying agent with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies NMFC that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

          The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of NMFC's common stock is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of NMFC's common stock by a Non-U.S. stockholder may have adverse tax consequences to such Non-U.S. stockholder. Non-U.S. stockholders should consult their tax advisers before investing in NMFC's common stock.

Distributions; Dispositions

          Subject to the discussion in "— Foreign Account Tax Compliance Act" below, distributions of NMFC's "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) to the extent of NMFC's current or accumulated earnings and profits, unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), NMFC will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

          In addition, dividends with respect to any taxable year of NMFC beginning on or before December 31, 2013 are not subject to withholding of federal income tax to the extent the dividends are properly reported by NMFC as "interest-related dividends" or "short-term capital gain dividends". Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to withholding of federal income tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. No assurance can be given as to whether this exemption will be extended for taxable years after 2013. In addition, no assurance can be given as to whether any of NMFC's distributions will be eligible for this exemption from withholding tax or, if eligible, will be reported as such by NMFC. Subject to the discussion in "— Foreign Account Tax Compliance Act" below, actual or deemed distributions of NMFC's net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of NMFC's common stock, will not be subject to federal income or withholding tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder).

          If NMFC distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax NMFC pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, both distributions (actual or deemed) and gains realized upon the sale of NMFC's common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in shares of NMFC's common stock may not be appropriate for a Non-U.S. stockholder.

Dividend Reinvestment Plan

          Under NMFC's dividend reinvestment plan, if a Non-U.S. stockholder owns shares of NMFC's common stock registered in the Non-U.S. stockholder's own name, the Non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of NMFC's common stock unless it opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". If the distribution is a distribution of NMFC's investment company taxable income, is not reported by NMFC as a short-term capital gain dividend or interest-related dividend, if applicable, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the amount distributed (to the extent of NMFC's current or accumulated earnings and profits) will be subject to withholding of federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in NMFC's common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the full amount of the distribution generally will be reinvested in NMFC's common stock and will nevertheless be subject to federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of NMFC's common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder's account.

Backup Withholding

          A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, will be subject to information reporting and may be subject to backup withholding of federal income tax on taxable distributions unless the Non-U.S. stockholder provides NMFC or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

          Non-U.S. stockholders should consult their own tax advisers with respect to the federal income and withholding tax consequences, and state, local and foreign tax consequences, of an investment in shares of NMFC's common stock.

Foreign Account Tax Compliance Act

          The Foreign Account Tax Compliance Act generally imposes a 30.0% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source dividends paid after June 30, 2014, and the gross proceeds from the sale of any property that could produce U.S. source dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30.0% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10.0% or greater U.S. owner or provides the withholding agent with identifying information on each 10.0% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their units, Non-U.S. Holders could be subject to this 30.0% withholding tax with respect to distributions on their shares of NMFC's common stock and proceeds from the sale of their shares of NMFC's common stock. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Certain State, Local and Foreign Tax Matters

          We and NMFC's stockholders may be subject to state, local or foreign taxation in various jurisdictions in which we or they transact business, own property or reside. The state, local or foreign tax treatment of us and NMFC's stockholders may not conform to the federal income tax treatment discussed above. In particular, the Operating Company's investment in foreign securities may be subject to foreign withholding taxes and the Operating Company may be subject to the New York City Unincorporated Business Tax which is imposed at a 4.0% rate. The imposition of any such foreign, New York City or other taxes would reduce cash available for distribution to NMFC's stockholders, and NMFC's stockholders would not be entitled to claim a credit or deduction with respect to such taxes. Prospective investors should consult with their own tax advisers regarding the application and effect of state, local and foreign income and other tax laws on an investment in shares of NMFC's common stock.

REGULATION

          NMFC and the Operating Company have elected to be treated as BDCs under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to investments by a BDC in another investment company and transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than "interested persons", as that term is defined in the 1940 Act. In addition, the 1940 Act provides that NMFC and the Operating Company may not change the nature of our business so as to cease to be, or to withdraw their respective elections as, BDCs unless approved by a majority of our outstanding voting securities. The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy or (ii) more than 50.0% of our voting securities.

          NMFC is relying on the provisions of Section 12(d)(1)(E) of the 1940 Act, which requires, among other things, that its investment in the Operating Company be its only asset and that its stockholders are entitled to vote on a "pass-through" basis with the Operating Company's other voting security holders.

          NMFC may, to the extent permitted under the 1940 Act, issue additional equity capital, which would in turn increase the equity capital available to the Operating Company. NMFC will generally not be able to issue and sell its common stock at a price below net asset value per share. See "Risk Factors — Risks Relating to Our Business — Regulations governing the operations of business development companies will affect NMFC's ability to raise additional equity capital as well as the Operating Company's ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies". NMFC may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below the then-current net asset value of its common stock if its board of directors determines that such sale is in the best interests of NMFC and the best interests of its stockholders, and its stockholders approve such sale. In addition, NMFC may generally issue new shares of its common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

          As a BDC, the Operating Company will not generally be permitted to invest in any portfolio company in which the Investment Adviser or any of its affiliates currently have an investment or to make any co-investments with the Investment Adviser or its affiliates without an exemptive order from the SEC. In addition, as BDCs, NMFC and the Operating Company are not permitted to issue stock or units in consideration for services.

Qualifying Assets

          Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the BDC's total assets. Since NMFC has no assets other than its ownership of units of the Operating Company and has no material long-term liabilities, NMFC looks to the Operating Company's assets for purposes of satisfying these requirements. The principal categories of qualifying assets relevant to our business are any of the following:

  1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

    (a)
    is organized under the laws of, and has its principal place of business in, the U.S.;

    (b)
    is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

    (c)
    satisfies any of the following:

    (i)
    does not have any class of securities that is traded on a national securities exchange;

    (ii)
    has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250.0 million;

    (iii)
    is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

    (iv)
    is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

  2)
  Securities of any eligible portfolio company that the Operating Company controls.

  3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Operating Company already owns 60.0% of the outstanding equity of the eligible portfolio company.

  5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

          In addition, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

          As of September 30, 2013, 3.9% of the Operating Company's total assets were not qualifying assets.

Managerial Assistance to Portfolio Companies

          In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, the Operating Company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance, except that, where the Operating Company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on the Operating Company's behalf to portfolio companies that request this assistance.

Temporary Investments

          Pending investments in other types of qualifying assets, the Operating Company's investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment (collectively, as "temporary investments"), so that 70.0% of the Operating Company's assets are qualifying assets. Typically, the Operating Company will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as the Operating Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of the Operating Company's assets that may be invested in such repurchase agreements. However, if more than 25.0% of the Operating Company's total assets constitute repurchase agreements from a single counterparty, NMFC would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, the Operating Company does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which the Operating Company enters into repurchase agreement transactions.

Senior Securities

          The Operating Company is permitted, under specified conditions, to issue multiple classes of debt and one class of membership units senior to its common membership units if the Operating Company's asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Holdings Credit Facility or the SLF Credit Facility), the New Mountain Finance Entities must make provisions to prohibit any distribution to their stockholders or unit holders, as applicable, or the repurchase of their equity securities unless the Operating Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Operating Company may also borrow amounts up to 5.0% of the value of its total assets for temporary or emergency purposes without regard to its asset coverage. The Operating Company will include the assets and liabilities of NMF SLF for purposes of calculating the asset coverage ratio. For a discussion of the risks associated with leverage, see "Risk Factors — Risks Relating to Our Business — Regulations governing the operations of business development companies will affect NMFC's ability to raise additional equity capital as well as the Operating Company's ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies" and "— The Operating Company may borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us".

Code of Ethics

          The New Mountain Finance Entities have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Operating Company so long as such investments are made in accordance with the codes' requirements. You may read and copy the codes of ethics at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330, and copies of the codes of ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov. In addition, the codes of ethics are available on the SEC's Internet site at http://www.sec.gov.

Compliance Policies and Procedures

          The New Mountain Finance Entities and the Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and the New Mountain Finance Entities are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The New Mountain Finance Entities' chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

          The Operating Company has delegated its proxy voting responsibility to the Investment Adviser. The proxy voting policies and procedures of the Investment Adviser are set forth below. The guidelines will be reviewed periodically by the Investment Adviser and the Operating Company's non-interested directors, and, accordingly, are subject to change.

Introduction

          As an investment adviser registered under the Advisers Act, the Investment Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote the Operating Company's securities in a timely manner free of conflicts of interest and in the best interests of the New Mountain Finance Entities.

          The policies and procedures for voting proxies for the investment advisory clients of the Investment Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

          The Investment Adviser will vote proxies relating to the Operating Company's securities in the best interest of the New Mountain Finance Entities. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by the Operating Company. Although the Investment Adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

          The proxy voting decisions of the Investment Adviser are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

          You may obtain, without charge, information regarding how the Operating Company voted proxies with respect to the Operating Company's portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Other

          We will be periodically examined by the SEC for compliance with the 1940 Act.

          We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as BDCs, we will be prohibited from protecting any director or officer against any liability to us or our stockholders/unit holders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Exchange Act and Sarbanes-Oxley Act Compliance

          The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect the New Mountain Finance Entities. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, the chief executive officer and chief financial officer of the New Mountain Finance Entities are required to certify the accuracy of the financial statements contained in the New Mountain Finance Entities' periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, the New Mountain Finance Entities' periodic reports are required to disclose their respective conclusions about the effectiveness of their disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, the New Mountain Finance Entities' management is required to prepare a report regarding their assessment of their respective internal control over financial reporting and is required to obtain an audit of the effectiveness of internal control over financial reporting performed by their independent registered public accounting firm; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, the New Mountain Finance Entities' periodic reports are required to disclose whether there were significant changes in their respective internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

          The Sarbanes-Oxley Act of 2002 requires the New Mountain Finance Entities to review their current policies and procedures to determine whether they comply with the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder. The New Mountain Finance Entities intend to monitor their compliance with all regulations that are adopted under the Sarbanes-Oxley Act of 2002 and will take actions necessary to ensure that they are in compliance therewith.

Fundamental Investment Policies

          Neither the Operating Company's investment objective nor its investment policies are identified as fundamental. Accordingly, the Operating Company's investment objective and policies may be changed by the Operating Company without the approval of its unit holders.

NYSE Corporate Governance Regulations

          The NYSE has adopted corporate governance regulations that listed companies must comply with. NMFC intends to be in compliance with such corporate governance listing standards applicable to BDCs. NMFC intends to monitor its compliance with all future listing standards and to take all necessary actions to ensure that it is in compliance therewith. On January 2, 2013, we received a letter of public reprimand from the NYSE indicating that NMFC had failed to comply with Section 204.12 of the NYSE Listed Company Manual requiring ten days prior notice of a record date, in connection with the announcement of a special dividend distribution. If NMFC were to be delisted by the NYSE, the liquidity of NMFC's common stock would be materially impaired.

PLAN OF DISTRIBUTION

          NMFC and the Operating Company, as applicable, may offer, from time to time, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. In addition, this prospectus relates to 4,843,938 shares of NMFC's common stock that may be sold by the selling stockholders identified under "Selling Stockholders", which reflects the offering completed on October 17, 2013 including the exercise of the underwriters' option to purchase up to an additional 900,000 shares of NMFC's common stock on behalf of a selling stockholder. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of NMFC's common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

          The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of NMFC's common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of NMFC's common stock at the time of the offering except (i) in connection with a rights offering to NMFC's existing stockholders, (ii) with the prior approval of the majority of NMFC's common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of NMFC's common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

          In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

          Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

          Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in NMFC's common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of NMFC's common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

          We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

          Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than NMFC's common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

          Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

          If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

          We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

          In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

SAFEKEEPING AGENT, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

          The Operating Company maintains custody of its assets in accordance with the requirements of Rule 17f-2 under the 1940 Act. Also in accordance with this rule, the Operating Company's portfolio securities are held under a safekeeping agreement, by Wells Fargo Bank, National Association, which is a bank whose functions and physical facilities are supervised by federal or state authority. The address of the safekeeping agent is: 9062 Old Annapolis Road, Columbia, Maryland 21045. American Stock Transfer & Trust Company, LLC acts as NMFC's transfer agent, distribution paying agent and registrar. The principal address of the transfer agent is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Since the Operating Company generally acquires and disposes of its investments in privately negotiated transactions, we expect that it will infrequently use brokers in the normal course of its business. Subject to policies established by the Operating Company's board of directors, the Investment Adviser is primarily responsible for the execution of the publicly-traded securities portion of the Operating Company's portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, the Operating Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and the Operating Company and any other clients. In return for such services, the Operating Company may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

          Certain legal matters regarding the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          With respect to the unaudited interim financial information of New Mountain Finance Holdings, L.L.C., New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation as of September 30, 2013 and for the three and nine month periods ended September 30, 2013 and 2012, which is included in this prospectus, Deloitte & Touche LLP, an independent registered public accounting firm, has applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report included in this prospectus, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

          The financial statements of New Mountain Finance Holdings, L.L.C. as of December 31, 2012 and 2011 and for each of the three years ended December 31, 2012, and the financial statements of New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation as of December 31, 2012 and 2011, for the year ended December 31, 2012 and for the period from May 19, 2011 (Commencement of Operations) to December 31, 2011, including the Senior Securities table included in this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and information included in the Senior Securities table as of December 31, 2012, 2011, 2010 and 2009 have been so included in reliance upon the reports of such firm, given their authority as experts in accounting and auditing.

          The principal business address of Deloitte & Touche LLP is 30 Rockefeller Center Plaza, New York, New York 10112.

AVAILABLE INFORMATION

          We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about NMFC and the securities being offered by this prospectus.

          We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, District of Columbia 20549. This information will also be available free of charge by contacting us at 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

PRIVACY NOTICE

          Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our shareholders and prospective and former shareholders. These policies apply to shareholders of NMFC and may be changed at any time, provided a notice of such change is given to you. This notice supersedes any other privacy notice you may have received from us.

          We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

          We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of our Investment Adviser.  It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

          We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

          If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer at (212) 655-0024.

PAGE
INTERIM FINANCIAL STATEMENTS FOR THE QUARTER ENDED SEPTEMER 30, 2013
New Mountain Finance Holdings, L.L.C.
Consolidated Statements of Assets, Liabilities and Members' Capital as of September 30, 2013 (unaudited) and December 31, 2012	F-3
Consolidated Statements of Operations for the three months and nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-4
Consolidated Statements of Changes in Members' Capital for the nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-5
Consolidated Statements of Cash Flows for the nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-6
Consolidated Schedule of Investments as of September 30, 2013 (unaudited)	F-7
Consolidated Schedule of Investments as of December 31, 2012	F-13
New Mountain Finance Corporation
Statements of Assets and Liabilities as of September 30, 2013 (unaudited) and December 31, 2012	F-18
Statements of Operations for the three months and nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-19
Statements of Changes in Net Assets for the nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-20
Statements of Cash Flows for the nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-21
New Mountain Finance AIV Holdings Corporation
Statements of Assets and Liabilities as of September 30, 2013 (unaudited) and December 31, 2012	F-22
Statements of Operations for the three months and nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-23
Statements of Changes in Net Assets for the nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-24
Statements of Cash Flows for the nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-25

Combined Notes to the Consolidated Financial Statements of New Mountain Finance Holdings, L.L.C., the Financial Statements of New Mountain Finance Corporation and the Financial Statements of New Mountain Finance AIV Holdings Corporation

F-26
Report of Independent Registered Public Accounting Firm	F-69
AUDITED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F-70
New Mountain Finance Holdings, L.L.C.
Consolidated Statements of Assets, Liabilities and Members' Capital as of December 31, 2012 and December 31, 2011	F-72
Consolidated Statements of Operations for the years ended December 31, 2012, December 31, 2011 and December 31, 2010	F-73
Consolidated Statements of Changes in Members' Capital for the years ended December 31, 2012, December 31, 2011 and December 31, 2010	F-74
Consolidated Statements of Cash Flows for the years ended December 31, 2012, December 31, 2011 and December 31, 2010	F-75
Consolidated Schedule of Investments as of December 31, 2012	F-76
Consolidated Schedule of Investments as of December 31, 2011	F-82

PART I. FINANCIAL INFORMATION

Item 1.    Financial Statements

New Mountain Finance Holdings, L.L.C.

Consolidated Statements of Assets, Liabilities and Members' Capital
(in thousands, except units and per unit data)

	September 30, 2013	December 31, 2012
	(unaudited)
Assets
Investments at fair value (cost of $1,025,337 and $976,243, respectively)	$1,041,432	$989,820
Cash and cash equivalents	17,629	12,752
Interest and dividend receivable	11,097	6,340
Deferred credit facility costs (net of accumulated amortization of $3,147 and $2,016, respectively)	4,838	5,490
Receivable from affiliate	317	534
Receivable from unsettled securities sold	—	9,962
Other assets	1,981	666

Total assets	$1,077,294	$1,025,564

Liabilities
SLF Credit Facility	215,000	214,262
Holdings Credit Facility	159,091	206,938
Payable for unsettled securities purchased	43,400	9,700
Capital gains incentive fee payable	6,974	4,407
Incentive fee payable	3,534	3,390
Management fee payable	3,754	3,222
Interest payable	755	712
Payable to affiliate	3	—
Dividends payable	—	11,192
Other liabilities	2,978	1,802

Total liabilities	435,489	455,625
Members' Capital	641,805	569,939

Total liabilities and members' capital	$1,077,294	$1,025,564

Outstanding common membership units	44,831,859	40,548,189
Capital per unit	$14.32	$14.06

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Statements of Operations
(in thousands)
(unaudited)

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Investment income
Interest income	$27,175	$21,362	$79,539	$60,087
Dividend income	(1,631)	215	4,802	215
Other income	249	175	1,926	771

Total investment income	25,793	21,752	86,267	61,073

Expenses
Incentive fee	3,533	2,978	12,398	8,147
Capital gains incentive fee	1,587	2,583	2,568	3,547

Total incentive fee	5,120	5,561	14,966	11,694
Management fee	3,754	2,768	11,049	7,887
Interest and other credit facility expenses	3,190	2,402	9,379	7,286
Administrative expenses	743	544	2,441	1,604
Professional fees	549	405	1,684	1,279
Other general and administrative expenses	378	375	1,184	1,015

Total expenses	13,734	12,055	40,703	30,765

Less: expenses waived and reimbursed (See Note 5)	(600)	(439)	(2,265)	(1,387)

Net expenses	13,134	11,616	38,438	29,378

Net investment income	12,659	10,136	47,829	31,695
Net realized gains on investments	5,160	1,615	9,516	14,591
Net change in unrealized appreciation (depreciation) of investments	2,659	10,494	2,518	10,710

Net increase in members' capital resulting from operations	$20,478	$22,245	$59,863	$56,996

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Statements of Changes in Members' Capital
(in thousands)
(unaudited)

	Nine months ended
	September 30, 2013	September 30, 2012
Increase in members' capital resulting from operations:
Net investment income	$47,829	$31,695
Net realized gains on investments	9,516	14,591
Net change in unrealized appreciation (depreciation) of investments	2,518	10,710

Net increase in members' capital resulting from operations	59,863	56,996
Net contributions	57,020	82,300
Dividends declared	(48,877)	(40,046)
Offering costs	(249)	(377)
Reinvestment of dividends	4,109	980

Net increase in members' capital	71,866	99,853
Members' capital at beginning of period	569,939	420,502

Members' capital at end of period	$641,805	$520,355

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine months ended
	September 30, 2013	September 30, 2012
Cash flows from operating activities
Net increase in members' capital resulting from operations	$59,863	$56,996
Adjustments to reconcile net (increase) decrease in capital resulting from operations to net cash (used in) provided by operating activities:
Net realized gains on investments	(9,516)	(14,591)
Net change in unrealized (appreciation) depreciation of investments	(2,518)	(10,710)
Amortization of purchase discount	(2,671)	(4,549)
Amortization of deferred credit facility costs	1,131	825
Non-cash interest income	(2,697)	(888)
(Increase) decrease in operating assets:
Purchase of investments	(349,349)	(392,162)
Proceeds from sales and paydowns of investments	315,139	268,369
Cash paid for drawn revolvers	—	(10,710)
Cash repayments on drawn revolvers	—	9,870
Interest and dividend receivable	(4,757)	(1,272)
Receivable from affiliate	217	198
Receivable from unsettled securities sold	9,962	—
Other assets	(302)	(642)
Increase (decrease) in operating liabilities:
Payable for unsettled securities purchased	33,700	12,195
Capital gains incentive fee payable	2,567	3,547
Incentive fee payable	144	661
Management fee payable	532	567
Interest payable	43	(1,166)
Payable to affiliate	3	23
Other liabilities	590	(322)

Net cash flows provided by (used in) operating activities	52,081	(83,761)

Cash flows from financing activities
Net contributions	57,020	82,300
Dividends paid	(55,961)	(39,066)
Offering costs paid	(656)	(259)
Proceeds from Holdings Credit Facility	246,923	311,326
Repayment of Holdings Credit Facility	(294,770)	(304,699)
Proceeds from SLF Credit Facility	11,138	89,031
Repayment of SLF Credit Facility	(10,400)	(54,959)
Deferred credit facility costs paid	(498)	(2,561)

Net cash flows (used in) provided by financing activities	(47,204)	81,113

Net increase (decrease) in cash and cash equivalents	4,877	(2,648)
Cash and cash equivalents at the beginning of the period	12,752	15,319

Cash and cash equivalents at the end of the period	$17,629	$12,671

Supplemental disclosure of cash flow information
Interest paid	$7,938	$7,185
Non-cash operating activities:
Non-cash activity on investments	$1,986	$—
Non-cash financing activities:
Value of members' capital issued in connection with dividend reinvestment plan	$4,109	$980
Accrual for offering costs	1,162	326
Accrual for deferred credit facility costs	25	59

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments

September 30, 2013
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Funded Debt Investments — Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Stratus Technologies Bermuda Ltd. / Stratus Technologies, Inc.
Information Technology	First lien(2)(7)	12.00%	3/29/2015	$6,497	$6,305	$6,513	1.01%

Total Funded Debt Investments — Bermuda				$6,497	$6,305	$6,513	1.01%

Funded Debt Investments — Cayman Islands
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (Base Rate + 9.25%)	7/30/2020	$30,000	$29,458	$30,394	4.74%

Total Funded Debt Investments — Cayman Islands				$30,000	$29,458	$30,394	4.74%

Funded Debt Investments — United States
McGraw-Hill Global Education Holdings, LLC
Education	First lien(2)	9.75%	4/1/2021	$24,500	$24,345	$26,093
	First lien(3)	9.00% (Base Rate + 7.75%)	3/22/2019	19,900	19,342	20,174

				44,400	43,687	46,267	7.21%

UniTek Global Services, Inc.
Business Services	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	26,176	25,265	25,543
	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	6,337	6,117	6,184
	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	5,268	5,084	5,140

				37,781	36,466	36,867	5.74%

Edmentum, Inc.(fka Plato, Inc.)
Education	First lien(3)	6.00% (Base Rate + 4.75%)	5/17/2018	6,449	6,291	6,486
	Second lien(2)	11.25% (Base Rate + 9.75%)	5/17/2019	29,150	28,649	29,405

				35,599	34,940	35,891	5.59%

SRA International, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.25%)	7/20/2018	34,750	33,739	34,533	5.38%
Rocket Software, Inc.
Software	Second lien(2)	10.25% (Base Rate + 8.75%)	2/8/2019	30,875	30,726	30,921	4.82%
Global Knowledge Training LLC
Education	First lien(3)	6.51% (Base Rate + 4.99%)	4/21/2017	4,624	4,575	4,624
	First lien(3)	6.51% (Base Rate + 4.99%)	4/21/2017	1,159	1,147	1,159
	Second lien(2)	11.50% (Base Rate + 9.75%)	10/21/2018	24,250	23,855	24,643

				30,033	29,577	30,426	4.74%

Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)
Software	First lien(3)	7.25% (Base Rate + 5.75%)	11/22/2017	7,158	7,044	7,195
	Second lien(2)	11.00% (Base Rate + 9.50%)	11/22/2018	23,353	22,758	23,090

				30,511	29,802	30,285	4.72%

Deltek, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	10/10/2019	30,000	29,709	30,275	4.72%
JHCI Acquisition, Inc.
Distribution & Logistics	First lien(3)	7.00% (Base Rate + 5.75%)	7/11/2019	19,950	19,658	20,000
	Second lien(2)	11.00% (Base Rate + 9.75%)	7/11/2020	10,000	9,707	9,700

				29,950	29,365	29,700	4.63%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

September 30, 2013
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Transtar Holding Company
Distribution & Logistics	Second lien(2)	9.75% (Base Rate + 8.50%)	10/9/2019	$28,300	$27,828	$28,866	4.50%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(3)	7.25% (Base Rate + 6.00%)	11/13/2017	17,392	17,023	17,218
	First lien(2)	7.25% (Base Rate + 6.00%)	11/13/2017	10,483	10,303	10,378

				27,875	27,326	27,596	4.30%

YP Holdings LLC(8)
YP LLC
Media	First lien(2)	8.06% (Base Rate + 6.69%)	6/4/2018	27,120	26,476	26,984	4.20%
Meritas Schools Holdings, LLC
Education	First lien(3)	7.00% (Base Rate + 5.75%)	6/25/2019	18,953	18,769	18,988
	First lien(2)	7.00% (Base Rate + 5.75%)	6/25/2019	6,983	6,915	6,996

				25,936	25,684	25,984	4.05%

Kronos Incorporated
Software	Second lien(2)	9.75% (Base Rate + 8.50%)	4/30/2020	25,000	24,771	25,953	4.04%
Permian Tank & Manufacturing, Inc.
Energy	First lien(2)	10.50%	1/15/2018	24,500	24,770	24,010	3.74%
Aderant North America, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	6/20/2019	22,500	22,191	23,119	3.60%
LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.)
Business Services	Second lien(3)	9.50% (Base Rate + 8.25%)	10/26/2020	20,000	19,724	20,333	3.17%
Merrill Communications LLC
Business Services	First lien(3)	7.31% (Base Rate + 6.20%)	3/8/2018	19,900	19,708	20,033	3.12%
First American Payment Systems, L.P.
Business Services	Second lien(3)	10.75% (Base Rate + 9.50%)	4/12/2019	20,000	19,642	19,988	3.11%
Six3 Systems, Inc.
Federal Services	First lien(3)	7.00% (Base Rate + 5.75%)	10/4/2019	19,850	19,674	19,974	3.11%
eResearchTechnology, Inc.
Healthcare Services	First lien(3)	6.00% (Base Rate + 4.75%)	5/2/2018	19,800	19,061	19,899	3.10%
Distribution International, Inc.
Distribution & Logistics	First lien(2)	7.50% (Base Rate + 6.50%)	7/16/2019	19,950	19,562	19,862	3.09%
ARSloane Acquisition, LLC
Business Services	First lien(2)	7.50% (Base Rate + 6.25%)	10/1/2019	20,000	19,800	19,800	3.09%
Envision Acquisition Company, LLC
Healthcare Services	Second lien(2)	9.75% (Base Rate + 8.75%)	11/4/2021	20,000	19,600	19,600	3.05%
Insight Pharmaceuticals LLC
Healthcare Products	Second lien(3)	13.25% (Base Rate + 11.75%)	8/25/2017	19,310	18,738	19,214	2.99%
St. George's University Scholastic Services LLC
Education	First lien(3)	8.50% (Base Rate + 7.00%)	12/20/2017	11,947	11,733	12,052
	First lien(2)	8.50% (Base Rate + 7.00%)	12/20/2017	6,391	6,280	6,447

				18,338	18,013	18,499	2.88%

PODS, Inc.(6)
Consumer Services
PODS Funding Corp. II	First lien(3)	7.25% (Base Rate + 6.00%)	11/29/2016	12,575	12,323	12,606
Storapod Holding Company, Inc.	Subordinated(2)	21.00% PIK*	11/29/2017	5,460	5,334	5,460

				18,035	17,657	18,066	2.82%

Ascensus, Inc.
Business Services	First lien(3)	8.00% (Base Rate + 6.75%)	12/21/2018	16,873	16,568	17,125	2.67%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(3)	7.50% (Base Rate + 6.00%)	4/21/2017	18,527	18,323	16,674	2.60%
IG Investments Holdings, LLC
Business Services	Second lien(3)	10.25% (Base Rate + 9.00%)	10/31/2020	15,000	14,861	15,075	2.35%
Confie Seguros Holding II Co.
Consumer Services	Second lien(3)	10.25% (Base Rate + 9.00%)	5/8/2019	8,906	8,769	8,970
	Second lien(2)	10.25% (Base Rate + 9.00%)	5/8/2019	5,979	5,988	6,021

				14,885	14,757	14,991	2.34%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

September 30, 2013
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
OpenLink International, Inc.
Software	First lien(3)	7.75% (Base Rate + 6.25%)	10/30/2017	$14,738	$14,522	$14,793	2.31%
KPLT Holdings, Inc. (Centerplate, Inc., et al.)
Consumer Services	Subordinated(2)	11.75% (10.25% + 1.50% PIK)*	4/16/2019	14,802	14,539	14,576	2.27%
Smile Brands Group Inc.
Healthcare Services	First lien(2)	7.50% (Base Rate + 6.25%)	8/16/2019	14,500	14,297	14,337	2.23%
Aspen Dental Management, Inc.
Healthcare Services	First lien(3)	7.00% (Base Rate + 5.50%)	10/6/2016	14,757	14,500	14,241	2.22%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25%)	3/16/2018	14,000	13,850	14,222	2.22%
Packaging Coordinators, Inc.(10)
Healthcare Products	Second lien(2)	9.50% (Base Rate + 8.25%)	11/10/2020	14,000	13,865	14,000	2.18%
Lonestar Intermediate Super Holdings, LLC
Business Services	Subordinated(2)	11.00% (Base Rate + 9.50%)	9/2/2019	12,000	11,692	12,570	1.96%
Van Wagner Communications, LLC
Media	First lien(2)	6.25% (Base Rate + 5.00%)	8/3/2018	11,821	11,633	12,087	1.88%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00%)	7/23/2017	12,000	11,927	11,850	1.85%
Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25%)	10/29/2017	10,000	9,933	10,215	1.59%
TransFirst Holdings, Inc.
Business Services	Second lien(3)	11.00% (Base Rate + 9.75%)	6/27/2018	10,000	9,731	10,163	1.58%
Mailsouth, Inc.
Media	First lien(3)	6.75% (Base Rate + 5.00%)	12/14/2016	9,792	9,705	9,450	1.47%
Virtual Radiologic Corporation
Healthcare Information Technology	First lien(3)	7.25% (Base Rate + 5.50%)	12/22/2016	13,598	13,481	8,838	1.38%
Consona Holdings, Inc.
Software	First lien(3)	7.25% (Base Rate + 6.00%)	8/6/2018	8,415	8,345	8,436	1.32%
Physio-Control International, Inc.
Healthcare Products	First lien(2)	9.88%	1/15/2019	6,651	6,651	7,482	1.17%
Alion Science and Technology Corporation
Federal Services	First lien(2)(7)	12.00% (10.00% + 2.00% PIK)*	11/1/2014	6,383	6,271	6,426	1.00%
Immucor, Inc.
Healthcare Services	Subordinated(2)(7)	11.13%	8/15/2019	5,000	4,948	5,525	0.86%
GCA Services Group, Inc.
Business Services	Second lien(2)	9.25% (Base Rate + 8.00%)	11/1/2020	5,000	4,954	5,096	0.79%
Education Management LLC**
Education	First lien(3)	8.25% (Base Rate + 7.00%)	3/30/2018	5,017	4,896	4,930	0.77%
Learning Care Group (US), Inc.
Education	Subordinated(2)	15.00% PIK*	5/8/2020	4,066	3,944	4,066
	Subordinated(2)	15.00% PIK*	5/8/2020	744	689	744

				4,810	4,633	4,810	0.75%

Brickman Group Holdings, Inc.
Business Services	Subordinated(2)	9.13%	11/1/2018	3,650	3,371	3,924	0.61%
ATI Acquisition Company (fka Ability Acquisition, Inc.)(11)
Education	First lien(2)	12.25% (Base Rate + 5.00% + 4.00% PIK)(5)*	12/30/2014	4,432	4,306	—
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(5)*	6/30/2012 - Past Due	1,665	1,434	233
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(5)*	6/30/2012 - Past Due	103	94	103

				6,200	5,834	336	0.05%

Total Funded Debt Investments — United States				$982,732	$966,323	$975,117	151.93%

Total Funded Debt Investments				$1,019,229	$1,002,086	$1,012,024	157.68%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

September 30, 2013
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Equity — Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Information Technology	Ordinary shares(2)	—	—	$156,247	$65	$25
	Preferred shares(2)	—	—	35,558	15	6

					80	31	0.01%

Total Shares — Bermuda					$80	$31	0.01%

Equity — United States
Black Elk Energy Offshore Operations, LLC
Energy	Preferred shares(2)	17.00%	—	20,000,000	$20,000	$20,000	3.11%
Global Knowledge Training LLC
Education	Ordinary shares(2)	—	—	2	2	3
	Preferred shares(2)	—	—	2,423	1,193	3,039

					1,195	3,042	0.48%

Packaging Coordinators, Inc.(10)
Packaging Coordinators Holdings, LLC
Healthcare Products	Ordinary shares(2)	—	—	19,427	1,000	1,000	0.16%
Ancora Acquisition LLC(11)
Education	Preferred shares(2)	—	—	372	83	83	0.01%

Total Shares — United States					$22,278	$24,125	3.76%

Total Shares					$22,358	$24,156	3.77%

Warrants — United States
Learning Care Group (US), Inc.
Education	Warrants(2)	—	—	844	194	522
	Warrants(2)	—	—	3,589	61	2,218

					255	2,740	0.43%

YP Holdings LLC(8)
YP Equity Investors LLC
Media	Warrants(2)	—	—	5	—	1,634	0.25%
Unitek Global Services, Inc.
Business Services	Warrants(2)	—	—	1,014,451	1,449	1,009	0.16%
PODS, Inc.(6)
Storapod Holding Company, Inc.
Consumer Services	Warrants(2)	—	—	360,129	156	467	0.07%
Alion Science and Technology Corporation
Federal Services	Warrants(2)	—	—	6,000	293	189	0.03%
Ancora Acquisition LLC(11)
Education	Warrants(2)	—	—	20	—	—	—%

Total Warrants — United States					$2,153	$6,039	0.94%

Total Funded Investments					$1,026,597	$1,042,219	162.39%

Unfunded Debt Investments — United States
Advantage Sales & Marketing Inc.
Business Services	First lien(2)(9) — Undrawn	—	12/17/2015	$10,500	$(1,260)	$(787)	(0.12)%

Total Unfunded Debt Investments				$10,500	$(1,260)	$(787)	(0.12)%

Total Investments					$1,025,337	$1,041,432	$162.27%

(1)
New Mountain Finance Holdings, L.L.C. (the "Operating Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Operating Company as the Borrower and Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian. See Note 7, Borrowing Facilities, for details.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

September 30, 2013
(in thousands, except shares)
(unaudited)

(3)
Investment is pledged as collateral for the SLF Credit Facility, a revolving credit facility among New Mountain Finance SPV Funding, L.L.C. as the Borrower, the Operating Company as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian. See Note 7, Borrowing Facilities, for details.

(4)
The Operating Company holds investments in two related entities of Stratus Technologies Bermuda Holdings, Ltd. ("Stratus Holdings"). The Operating Company directly holds ordinary and preferred equity in Stratus Holdings and has a credit investment in the joint issuers of Stratus Technologies Bermuda Ltd. ("Stratus Bermuda") and Stratus Technologies, Inc. ("Stratus U.S."), collectively, the "Stratus Notes". Stratus U.S. is a wholly-owned subsidiary of Stratus Bermuda, which in turn is a wholly-owned subsidiary of Stratus Holdings. Stratus Holdings is the parent guarantor of the credit investment of the Stratus Notes.

(5)
Investment is on non-accrual status.

(6)
The Operating Company holds investments in two related entities of PODS, Inc. The Operating Company directly holds warrants in Storapod Holding Company, Inc. ("Storapod") and has a credit investment in Storapod through Storapod WCF II Limited ("Storapod WCF II"). Storapod WCF II is a special purpose entity used to enter into a Shari'ah-compliant financing arrangement with Storapod. Additionally, the Operating Company has a credit investment in PODS Funding Corp. II ("PODS II"). PODS, Inc. is a wholly-owned subsidiary of PODS Holding, Inc., which in turn is a majority-owned subsidiary of Storapod. PODS II is a special purpose entity used to enter into a Shari'ah-compliant financing arrangement with PODS, Inc. and its subsidiary, PODS Enterprises, Inc.

(7)
Securities are registered under the Securities Act.

(8)
The Operating Company holds investments in two related entities of YP Holdings LLC. The Operating Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC, a subsidiary of YP Holdings LLC.

(9)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers.

(10)
The Operating Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Operating Company has a credit investment in Packaging Coordinators, Inc. and holds ordinary equity in Packaging Coordinators Holdings, LLC, a wholly-owned subsidiary of Packaging Coordinators, Inc.

(11)
The Operating Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Operating Company has credit investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Operating Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that the Operating Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Operating Company's total assets at the time of acquisition of any additional non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

September 30, 2013
(unaudited)

September 30, 2013
Investment Type	Percent of Total Investments at Fair Value
First lien	51.20%
Second lien	41.40%
Subordinated	4.50%
Equity and other	2.90%

Total investments	100.00%

September 30, 2013
Industry Type	Percent of Total Investments at Fair Value
Software	20.76%
Business Services	17.40%
Education	16.61%
Federal Services	10.12%
Distribution & Logistics	7.53%
Healthcare Services	7.07%
Media	4.82%
Consumer Services	4.62%
Energy	4.22%
Healthcare Products	4.00%
Industrial Services	1.37%
Healthcare Information Technology	0.85%
Information Technology	0.63%

Total investments	100.00%

September 30, 2013
Interest Rate Type	Percent of Total Investments at Fair Value
Floating rates	88.01%
Fixed rates	11.99%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments

December 31, 2012
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Funded Debt Investments — Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Stratus Technologies Bermuda Ltd. / Stratus Technologies, Inc.
Information Technology	First lien(2)(7)	12.00%	3/29/2015	$6,664	$6,396	$6,631	1.16%

Total Funded Debt Investments — Bermuda				$6,664	$6,396	$6,631	1.16%

Funded Debt Investments — Cayman Islands
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited**
Software	First lien(3)	6.50% (Base Rate + 5.25%)	7/30/2019	$2,992	$2,971	$2,999
	Second lien(2)	10.50% (Base Rate + 9.25%)	7/30/2020	30,000	29,420	30,488

				32,992	32,391	33,487	5.88%

Total Funded Debt Investments — Cayman Islands				$32,992	$32,391	$33,487	5.88%

Funded Debt Investments — United Kingdom
Magic Newco, LLC**
Software	First lien(3)	7.25% (Base Rate + 6.00%)	12/12/2018	$14,963	$14,543	$15,105	2.65%

Total Funded Debt Investments — United Kingdom				$14,963	$14,543	$15,105	2.65%

Funded Debt Investments — United States
Edmentum, Inc.(fka Plato, Inc.)
Education	First lien(3)	7.50% (Base Rate + 6.00%)	5/17/2018	$11,700	$11,378	$11,744
	Second lien(2)	11.25% (Base Rate + 9.75%)	5/17/2019	29,150	28,604	28,567

				40,850	39,982	40,311	7.07%

Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)
Software	First lien(3)	7.25% (Base Rate + 5.75%)	11/22/2017	7,700	7,560	7,785
	Second lien(2)	11.00% (Base Rate + 9.50%)	11/22/2018	24,000	23,326	23,560

				31,700	30,886	31,345	5.50%

Rocket Software, Inc.
Software	Second lien(2)	10.25% (Base Rate + 8.75%)	2/8/2019	30,875	30,711	30,933	5.43%
Pharmaceutical Research Associates, Inc.
Healthcare Services	Second lien(2)	10.50% (Base Rate + 9.25%)	6/10/2019	30,000	29,402	30,319	5.32%
UniTek Global Services, Inc.
Business Services	First lien(2)	9.00% (Base Rate + 7.50%)	4/16/2018	19,650	19,202	19,331
	First lien(2)	9.00% (Base Rate + 7.50%)	4/16/2018	5,970	5,798	5,873
	First lien(2)	9.00% (Base Rate + 7.50%)	4/16/2018	4,963	4,781	4,882

				30,583	29,781	30,086	5.28%

KeyPoint Government Solutions, Inc.
Federal Services	First lien(3)	7.25% (Base Rate + 6.00%)	11/13/2017	20,000	19,608	19,900
	First lien(2)	7.25% (Base Rate + 6.00%)	11/13/2017	10,000	9,703	9,950

				30,000	29,311	29,850	5.24%

Global Knowledge Training LLC
Education	First lien(3)	6.50% (Base Rate + 4.99%)	4/21/2017	4,776	4,718	4,705
	First lien(3)	7.25% (Base Rate + 4.00%)	4/21/2017	1,174	1,159	1,156
	Second lien(2)	11.50% (Base Rate + 9.75%)	10/21/2018	24,250	23,814	23,755

				30,200	29,691	29,616	5.20%

Managed Health Care Associates, Inc.
Healthcare Services	First lien(2)	3.47% (Base Rate + 3.25%)	8/1/2014	14,756	13,240	14,276
	Second lien(2)	6.72% (Base Rate + 6.50%)	2/1/2015	15,000	12,790	14,475

				29,756	26,030	28,751	5.05%

Transtar Holding Company
Distribution & Logistics (10)	Second lien(2)	9.75% (Base Rate + 8.50%)	10/9/2019	28,300	27,787	28,654	5.03%
Meritas Schools Holdings, LLC
Education	First lien(3)	7.50% (Base Rate + 6.00%)	7/29/2017	8,150	8,084	8,171
	Second lien(2)	11.50% (Base Rate + 10.00%)	1/29/2018	20,000	19,747	20,000

				28,150	27,831	28,171	4.94%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2012
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Kronos Incorporated
Software	Second lien(2)	9.75% (Base Rate + 8.50%)	4/30/2020	$25,000	$24,753	$25,125	4.41%
St. George's University Scholastic Services LLC
Education	First lien(2)	8.50% (Base Rate + 7.00%)	12/20/2017	25,000	24,501	24,500	4.30%
SRA International, Inc.
Federal Services	First lien(3)	6.50% (Base Rate + 5.25%)	7/20/2018	20,436	19,741	19,542
	First lien(2)	6.50% (Base Rate + 5.25%)	7/20/2018	4,315	4,225	4,126

				24,751	23,966	23,668	4.15%

Aderant North America, Inc.
Software	Second lien(2)	11.00% (Base Rate + 7.75%)	6/20/2019	22,500	22,163	23,062	4.05%
LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.)
Business Services	Second lien(2)	9.50% (Base Rate + 8.25%)	10/26/2020	20,000	19,704	20,150	3.54%
Learning Care Group (US), Inc.
Education	First lien(2)	12.00%	4/27/2016	17,369	17,174	16,696
	Subordinated(2)	15.00% PIK*	6/30/2016	3,782	3,639	3,434

				21,151	20,813	20,130	3.53%

Six3 Systems, Inc.
Federal Services	First lien(2)	7.00% (Base Rate + 5.75%)	10/4/2019	20,000	19,805	20,025	3.51%
First American Payment Systems, L.P.
Business Services	Second lien(2)	10.75% (Base Rate + 9.50%)	4/12/2019	20,000	19,609	19,900	3.49%
eResearchTechnology, Inc.
Healthcare Services	First lien(3)	8.00% (Base Rate + 6.50%)	5/2/2018	19,950	19,202	19,850	3.48%
Insight Pharmaceuticals LLC
Healthcare Products	Second lien(2)	13.25% (Base Rate + 11.75%)	8/25/2017	19,310	18,659	19,503	3.42%
Transplace Texas, L.P.
Distribution & Logistics(10)	Second lien(2)	11.00% (Base Rate + 9.00%)	4/12/2017	20,000	19,586	19,500	3.42%
PODS, Inc.(6)
Consumer Services
PODS Funding Corp. II	First lien(3)	7.25% (Base Rate + 6.00%)	11/29/2016	14,007	13,668	13,972
Storapod Holding Company, Inc.	Subordinated(2)	21.00% PIK*	11/29/2017	5,296	5,156	5,113

				19,303	18,824	19,085	3.35%

Smile Brands Group Inc.
Healthcare Services	First lien(3)	7.00% (Base Rate + 5.25%)	12/21/2017	19,859	19,598	18,767	3.29%
Ascensus, Inc.
Business Services	First lien(2)	8.00% (Base Rate + 6.75%)	12/21/2018	8,500	8,330	8,330
	First lien(3)	8.00% (Base Rate + 6.75%)	12/21/2018	8,500	8,330	8,330

				17,000	16,660	16,660	2.92%

Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(3)	7.50% (Base Rate + 6.00%)	4/21/2017	15,758	15,644	15,600	2.74%
IG Investments Holdings, LLC
Business Services	Second lien(2)	10.25% (Base Rate + 9.00%)	10/31/2020	15,000	14,852	14,925	2.62%
OpenLink International, Inc.
Software	First lien(3)	7.75% (Base Rate + 6.25%)	10/30/2017	14,850	14,600	14,850	2.61%
Landslide Holdings, Inc. (Crimson Acquisition Corp.)
Software	First lien(3)	7.00% (Base Rate + 5.75%)	6/19/2018	14,625	14,353	14,671	2.57%
KPLT Holdings, Inc. (Centerplate, Inc., et al.)
Consumer Services	Subordinated(2)	11.75% (10.25% + 1.50% PIK)*	4/16/2019	14,637	14,351	14,344	2.52%
Sabre Inc.
Software	First lien(3)	7.25% (Base Rate + 6.00%)	12/29/2017	13,965	13,918	14,186	2.49%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25%)	3/16/2018	14,000	13,825	14,105	2.48%
Triple Point Technology, Inc.
Software	First lien(3)	6.25% (Base Rate + 5.00%)	10/27/2017	12,968	12,549	13,021	2.28%
Lonestar Intermediate Super Holdings, LLC
Business Services	Subordinated(2)	11.00% (Base Rate + 9.50%)	9/2/2019	12,000	11,666	12,765	2.24%
Aspen Dental Management, Inc.
Healthcare Services	First lien(3)	7.00% (Base Rate + 5.50%)	10/6/2016	12,870	12,652	12,210	2.14%
Van Wagner Communications, LLC
Media	First lien(2)	8.25% (Base Rate + 7.00%)	8/3/2018	12,000	11,772	12,160	2.13%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2012
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Supervalu Inc.**
Retail	First lien(2)	8.00% (Base Rate + 6.75%)	8/30/2018	$11,940	$11,597	$12,146	2.13%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00%)	7/23/2017	12,000	11,913	11,700	2.05%
Merrill Communications LLC
Business Services	First lien(2)	10.75% (Base Rate + 7.50%)	3/10/2013	11,422	11,421	11,279	1.98%
Mailsouth, Inc.
Media	First lien(3)	6.75% (Base Rate + 5.00%)	12/14/2016	11,136	11,018	11,025	1.94%
Immucor, Inc.
Healthcare Services	First lien(3)	5.75% (Base Rate + 4.50%)	8/19/2018	4,938	4,772	5,006
	Subordinated(2)(7)	11.13%	8/15/2019	5,000	4,943	5,650

				9,938	9,715	10,656	1.87%

Virtual Radiologic Corporation
Healthcare Information Technology	First lien(3)	7.75% (Base Rate + 4.50%)	12/22/2016	14,702	14,550	10,291	1.81%
Permian Tank & Manufacturing, Inc.
Energy	First lien(3)	9.00% (Base Rate + 7.25%)	3/15/2017	10,072	9,852	10,072	1.77%
Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25%)	10/29/2017	10,000	9,924	10,050	1.76%
Merge Healthcare Inc.**
Healthcare Services	First lien(2)(7)	11.75%	5/1/2015	9,000	8,916	9,709	1.70%
TransFirst Holdings, Inc.
Business Services	Second lien(2)	11.00% (Base Rate + 9.75%)	6/27/2018	10,000	9,700	9,700	1.70%
Consona Holdings, Inc.
Software	First lien(3)	7.25% (Base Rate + 6.00%)	8/6/2018	8,479	8,398	8,511	1.49%
Confie Seguros Holding II Co.
Consumer Services	Second lien(2)	10.25% (Base Rate + 9.00%)	5/8/2019	8,000	7,842	8,040	1.41%
Physio-Control International, Inc.
Healthcare Products	First lien(2)	9.88%	1/15/2019	7,000	7,000	7,717	1.35%
Surgery Center Holdings, Inc.
Healthcare Services	First lien(3)	6.50% (Base Rate + 5.00%)	2/6/2017	6,834	6,809	6,800	1.19%
Research Pharmaceutical Services, Inc.
Healthcare Services	First lien(3)	6.75% (Base Rate + 5.25%)	2/18/2017	7,125	7,046	6,662	1.17%
Alion Science and Technology Corporation
Federal Services	First lien(2)(7)	12.00% (10.00% + 2.00% PIK)*	11/1/2014	6,320	6,131	6,093	1.07%
GCA Services Group, Inc.
Business Services	Second lien(2)	9.25% (Base Rate + 8.00%)	11/1/2020	5,000	4,951	4,900	0.86%
Education Management LLC**
Education	First lien(3)	8.25% (Base Rate + 7.00%)	3/30/2018	5,058	4,921	4,232	0.74%
Brickman Group Holdings, Inc.
Business Services	Subordinated(2)	9.13%	11/1/2018	3,650	3,342	3,842	0.68%
Ozburn-Hessey Holding Company LLC
Distribution & Logistics(10)	Second lien(2)	11.50% (Base Rate + 9.50%)	10/10/2016	4,000	3,947	3,680	0.65%
YP Holdings LLC(8)
YP Intermediate Holdings Corp. / YP Intermediate Holdings II LLC
Media	Second lien(2)	15.00% (12.00% + 3.00% PIK)*	5/18/2017	3,559	3,326	3,586	0.63%
Mach Gen, LLC
Power Generation	Second lien(2)	7.82% PIK (Base Rate + 7.50%)*	2/22/2015	3,676	3,474	2,396	0.42%
ATI Acquisition Company (fka Ability Acquisition, Inc.)
Education	First lien(2)	12.25% (Base Rate + 5.00% +
		4.00% PIK)(5)*	12/30/2014	4,432	4,306	—
	First lien(2)	17.25% (Base Rate + 10.00% +	6/30/2012 —
		4.00% PIK)(5)*	Past Due	1,665	1,517	649
	First lien(2)	17.25% (Base Rate + 10.00% +	6/30/2012 —
		4.00% PIK)(5)*	Past Due	103	94	103

				6,200	5,917	752	0.13%

Airvana Network Solutions Inc.
Software	First lien(2)	10.00% (Base Rate + 8.00%)	3/25/2015	648	640	650	0.11%

Total Funded Debt Investments — United States				$942,670	$921,787	$925,287	162.35%

Total Funded Debt Investments				$997,289	$975,117	$980,510	172.04%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2012
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Equity — Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Information Technology	Ordinary shares(2)	—	—	$144,270	$65	$65
	Preferred shares(2)	—	—	32,830	15	15

					80	80	0.01%

Total Shares — Bermuda					$80	$80	0.01%

Equity — United States
Global Knowledge Training LLC
Education	Ordinary shares(2)	—	—	2	$2	$2
	Preferred shares(2)	—	—	2,423	1,195	2,423

					1,197	2,425	0.43%

Total Shares — United States					$1,197	$2,425	0.43%

Total Shares					$1,277	$2,505	0.44%

Warrants — United States
YP Holdings LLC(8)
YP Equity Investors LLC
Media	Warrants(2)	—	—	5	$466	$7,230	1.27%
Alion Science and Technology Corporation
Federal Services	Warrants(2)	—	—	6,000	293	192	0.03%
PODS, Inc.(6)
Storapod Holding Company, Inc.
Consumer Services	Warrants(2)	—	—	360,129	156	156	0.03%
Learning Care Group (US), Inc.
Education	Warrants(2)	—	—	844	194	14	0.00%

Total Warrants — United States					$1,109	$7,592	1.33%

Total Funded Investments					$977,503	$990,607	173.81%

Unfunded Debt Investments — United States
Advantage Sales & Marketing Inc.
Business Services	First lien(2)(9) — Undrawn	—	12/17/2015	$10,500	$(1,260)	$(787)	(0.14)%

Total Unfunded Debt Investments				$10,500	$(1,260)	$(787)	(0.14)%

Total Investments					$976,243	$989,820	173.67%

(1)
New Mountain Finance Holdings, L.L.C. (the "Operating Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
The Holdings Credit Facility is collateralized by the indicated investments.

(3)
The SLF Credit Facility is collateralized by the indicated investments.

(4)
The Operating Company holds investments in two related entities of Stratus Technologies Bermuda Holdings, Ltd. ("Stratus Holdings"). The Operating Company directly holds ordinary and preferred equity in Stratus Holdings and has a credit investment in the joint issuers of Stratus Technologies Bermuda Ltd. ("Stratus Bermuda") and Stratus Technologies, Inc. ("Stratus U.S."), collectively, the "Stratus Notes". Stratus U.S. is a wholly-owned subsidiary of Stratus Bermuda, which in turn is a wholly-owned subsidiary of Stratus Holdings. Stratus Holdings is the parent guarantor of the credit investment of the Stratus Notes.

(5)
Investment is on non-accrual status.

(6)
The Operating Company holds investments in two related entities of PODS, Inc. The Operating Company directly holds warrants in Storapod Holding Company, Inc. ("Storapod") and has a credit investment in Storapod through Storapod WCF II Limited ("Storapod WCF II"). Storapod WCF II is a special purpose entity used to enter into a Shari'ah-compliant financing arrangement with Storapod. Additionally, the Operating Company has a credit investment in PODS Funding Corp. II ("PODS II"). PODS, Inc. is a wholly-owned subsidiary of PODS Holding, Inc., which in turn is a majority-owned subsidiary of Storapod. PODS II is a special purpose entity used to enter into a Shari'ah-compliant financing arrangement with PODS, Inc. and its subsidiary, PODS Enterprises, Inc.

(7)
Securities are registered under the Securities Act.

(8)
The Operating Company holds investments in two related entities of YP Holdings LLC. The Operating Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP Intermediate Holdings Corp. and YP Intermediate Holdings II LLC (together "YP Intermediate"), a subsidiary of YP Holdings LLC.

(9)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers.

(10)
Industries were disclosed separately in previously issued financial statements.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that the Operating Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Operating Company's total assets at the time of acquisition of any additional non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2012

Investment Type	December 31, 2012 Percent of Total Investments at Fair Value
First lien	49.86%
Second lien	44.56%
Subordinated	4.56%
Equity and other	1.02%

Total investments	100.00%

Industry Type	December 31, 2012 Percent of Total Investments at Fair Value
Software	24.92%
Education	15.17%
Healthcare Services	14.52%
Business Services	14.49%
Federal Services	9.64%
Distribution & Logistics(1)	5.23%
Consumer Services	4.21%
Media	3.44%
Healthcare Products	2.75%
Industrial Services	1.42%
Retail	1.23%
Healthcare Information Technology	1.04%
Energy	1.02%
Information Technology	0.68%
Power Generation	0.24%

Total investments	100.00%

(1)
Industries were disclosed separately in previously issued financial statements.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Statements of Assets and Liabilities

(in thousands, except shares and per share data)

	September 30, 2013	December 31, 2012
	(unaudited)
Assets
Investment in New Mountain Finance Holdings, L.L.C., at fair value (cost of $534,040 and $335,730, respectively)	$547,722	$341,926
Distribution receivable from New Mountain Finance Holdings, L.L.C.	—	3,405

Total assets	$547,722	$345,331

Liabilities
Dividends payable	—	3,405

Total liabilities	—	3,405

Net assets
Preferred stock, par value $0.01 per share, 2,000,000 authorized, none issued	—	—
Common stock, par value $0.01 per share, 100,000,000 shares authorized, and 38,259,921 and 24,326,251 shares issued and outstanding, respectively	383	243
Paid in capital in excess of par	533,657	335,487
Accumulated undistributed net realized gains	7,725	952
Net unrealized appreciation (depreciation)	5,957	5,244

Total net assets	$547,722	$341,926

Total liabilities and net assets	$547,722	$345,331

Number of shares outstanding	38,259,921	24,326,251
Net asset value per share	$14.32	$14.06

The accompanying notes are an integral part of these financial statements.

New Mountain Finance Corporation

Statements of Operations
(in thousands, except shares and per share data)
(unaudited)

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Net investment income allocated from New Mountain Finance Holdings, L.L.C.
Interest income	$23,190	$9,563	$59,220	$22,961
Dividend income	(1,391)	96	3,334	96
Other income	213	83	1,539	289
Total expenses	(11,209)	(5,169)	(28,398)	(11,314)

Net investment income allocated from New Mountain Finance Holdings, L.L.C.	10,803	4,573	35,695	12,032
Net realized and unrealized gains allocated from New Mountain Finance Holdings, L.L.C.
Net realized gains on investments	4,403	700	7,567	5,189
Net change in unrealized appreciation (depreciation) of investments	2,269	4,725	753	4,800

Net realized and unrealized gains allocated from New Mountain Finance Holdings, L.L.C.	6,672	5,425	8,320	9,989

Total net increase in net assets resulting from operations allocated from New Mountain Finance Holdings, L.L.C.	17,475	9,998	44,015	22,021

Net change in unrealized (depreciation) appreciation of investment in New Mountain Finance Holdings, L.L.C.	(8)	(43)	(40)	(43)

Net increase in net assets resulting from operations	$17,467	$9,955	$43,975	$21,978

Basic earnings per share	$0.46	$0.62	$1.38	$1.75
Weighted average shares of common stock outstanding—basic (See Note 11)	38,159,320	16,177,442	31,952,623	12,537,607
Diluted earnings per share	$0.46	$0.62	$1.40	$1.74
Weighted average shares of common stock outstanding—diluted (See Note 11)	44,731,258	36,138,511	42,847,638	32,671,954

The accompanying notes are an integral part of these financial statements.

New Mountain Finance Corporation

Statements of Changes in Net Assets
(in thousands)
(unaudited)

	Nine months ended
	September 30, 2013	September 30, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	$35,695	$12,032
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.	7,567	5,189
Net change in unrealized appreciation (depreciation) of investments allocated from New Mountain Finance Holdings, L.L.C.	753	4,800
Net change in unrealized (depreciation) appreciation of investment in New Mountain Finance Holdings, L.L.C.	(40)	(43)

Total net increase in net assets resulting from operations	43,975	21,978

Capital transactions
Net proceeds from shares sold	57,020	82,300
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	(203)	(211)
Value of shares issued for exchanged units	137,384	56,314
Dividends declared	(36,489)	(15,173)
Reinvestment of dividends	4,109	980

Total net increase in net assets resulting from capital transactions	161,821	124,210

Net increase in net assets	205,796	146,188
Net assets at beginning of period	341,926	145,487

Net assets at end of period	$547,722	$291,675

The accompanying notes are an integral part of these financial statements.

New Mountain Finance Corporation

Statements of Cash Flows
(in thousands)
(unaudited)

	Nine months ended
	September 30, 2013	September 30, 2012
Cash flows from operating activities
Net increase in net assets resulting from operations	$43,975	$21,978
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash (used in) provided by operating activities:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	(35,695)	(12,032)
Net realized and unrealized gains allocated from New Mountain Finance Holdings, L.L.C.	(8,320)	(9,989)
Net change in unrealized depreciation (appreciation) of investment in New Mountain Finance Holdings, L.L.C.	40	43
(Increase) decrease in operating assets:
Purchase of investment	(57,020)	(82,300)
Distributions from New Mountain Finance Holdings, L.L.C.	35,785	15,173

Net cash flows used in operating activities	(21,235)	(67,127)

Cash flows from financing activities
Net proceeds from shares sold	57,020	82,300
Dividends paid	(35,785)	(15,173)

Net cash flows provided by financing activities	21,235	67,127

Net increase (decrease) in cash and cash equivalents	—	—
Cash and cash equivalents at the beginning of the period	—	—

Cash and cash equivalents at the end of the period	$—	$—

Non-cash financing activities:
New Mountain Finance AIV Holdings Corporation exchange of New Mountain Finance Holdings, L.L.C. units for shares	$137,384	$56,314
Value of shares issued in connection with dividend reinvestment plan	4,109	980
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	(203)	(211)

The accompanying notes are an integral part of these financial statements.

New Mountain Finance AIV Holdings Corporation

Statements of Assets and Liabilities
(in thousands, except shares)

	September 30, 2013	December 31, 2012
	(unaudited)
Assets
Investment in New Mountain Finance Holdings, L.L.C., at fair value (cost of $98,820 and $244,015, respectively)	$94,083	$228,013
Distributions receivable from New Mountain Finance Holdings, L.L.C.	—	7,786

Total assets	$94,083	$235,799

Liabilities
Dividends payable	—	7,786

Total liabilities	—	7,786

Net assets
Common stock, par value $0.01 per share 100 shares issued and outstanding	— (1)	— (1)
Paid in capital in excess of par	98,820	244,015
Distributions in excess of net realized gains	(4,982)	(6,676)
Net unrealized appreciation (depreciation)	245	(9,326)

Total net assets	94,083	228,013

Total liabilities and net assets	$94,083	$235,799

(1)
As of September 30, 2013 and December 31, 2012, the par value of the total common stock was $1.

The accompanying notes are an integral part of these financial statements.

New Mountain Finance AIV Holdings Corporation

Statements of Operations
(in thousands)
(unaudited)

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Net investment income allocated from New Mountain Finance Holdings, L.L.C.
Interest income	$3,983	$11,799	$20,318	$37,126
Dividend income	(239)	119	1,468	119
Other income	36	91	387	480
Total expenses	(1,925)	(6,448)	(10,040)	(18,064)

Net investment income allocated from New Mountain Finance Holdings, L.L.C.	1,855	5,561	12,133	19,661
Net realized and unrealized gains allocated from New Mountain Finance Holdings, L.L.C.
Net realized gains on investments	757	916	1,949	9,402
Net change in unrealized appreciation (depreciation) of investments	390	5,769	1,765	5,911

Net realized and unrealized gains allocated from New Mountain Finance Holdings, L.L.C.	1,147	6,685	3,714	15,313

Total net increase in net assets resulting from operations allocated from New Mountain Finance Holdings, L.L.C.	3,002	12,246	15,847	34,974

Net realized gains (losses) on investment in New Mountain Finance Holdings, L.L.C.	—	382	(10,451)	382
Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C.	9	1,564	7,806	1,564

Net increase in net assets resulting from operations	$3,011	$14,192	$13,202	$36,920

The accompanying notes are an integral part of these financial statements.

New Mountain Finance AIV Holdings Corporation

Statements of Changes in Net Assets
(in thousands)
(unaudited)

	Nine months ended
	September 30, 2013	September 30, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	$12,133	$19,661
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.	1,949	9,402
Net change in unrealized appreciation (depreciation) of investments allocated from New Mountain Finance Holdings, L.L.C.	1,765	5,911
Net realized (losses) gains on investment in New Mountain Finance Holdings, L.L.C.	(10,451)	382
Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C.	7,806	1,564

Total net increase in net assets resulting from operations	13,202	36,920

Capital transactions
Distribution to New Mountain Guardian AIV, L.P.	(134,699)	(58,216)
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	(45)	(166)
Dividends declared	(12,388)	(24,873)

Total net decrease in net assets resulting from capital transactions	(147,132)	(83,255)

Net decrease in net assets	(133,930)	(46,335)
Net assets at beginning of period	228,013	275,015

Net assets at end of period	$94,083	$228,680

The accompanying notes are an integral part of these financial statements.

New Mountain Finance AIV Holdings Corporation

Statements of Cash Flows
(in thousands)
(unaudited)

	Nine months ended
	September 30, 2013	September 30, 2012
Cash flows from operating activities
Net increase in net assets resulting from operations	$13,202	$36,920
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash (used in) provided by operating activities:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	(12,133)	(19,661)
Net realized and unrealized gains allocated from New Mountain Finance Holdings, L.L.C.	(3,714)	(15,313)
Net realized losses (gains) on investment in New Mountain Finance Holdings, L.L.C.	10,451	(382)
Net change in unrealized (appreciation) depreciation in New Mountain Finance Holdings, L.L.C.	(7,806)	(1,564)
(Increase) decrease in operating activities
Distributions from New Mountain Finance Holdings, L.L.C.	20,174	24,873

Net cash flows provided by operating activities	20,174	24,873

Cash flows from financing activities
Proceeds from shares sold	134,699	58,216
Distribution to New Mountain Guardian AIV, L.P.	(134,699)	(58,216)
Dividends paid	(20,174)	(24,873)

Net cash flows used in financing activities	(20,174)	(24,873)

Net increase (decrease) in cash and cash equivalents	—	—
Cash and cash equivalents at the beginning of the period	—	—

Cash and cash equivalents at the end of the period	$—	$—

Non-cash financing activities:
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	$(45)	$(166)

The accompanying notes are an integral part of these financial statements.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

          The information in these combined notes to the financial statements relates to each of the three separate registrants: New Mountain Finance Holdings, L.L.C., New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation (collectively, the "Companies"). Information that relates to an individual registrant will be specifically referenced by the respective company. None of the Companies makes any representation as to the information related solely to the other registrants other than itself.

Note 1. Formation and Business Purpose

          New Mountain Finance Holdings, L.L.C. (the "Operating Company" or the "Master Fund") is a Delaware limited liability company. The Operating Company is externally managed and has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, the Operating Company is obligated to comply with certain regulatory requirements. The Operating Company intends to be treated as a partnership for federal income tax purposes for so long as it has at least two members.

          The Operating Company is externally managed by New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser"). New Mountain Finance Administration, L.L.C. (the "Administrator") provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital (defined as New Mountain Capital Group, L.L.C. and its affiliates). New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $9.0 billion as of September 30, 2013. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. The Operating Company, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of New Mountain Guardian AIV, L.P. ("Guardian AIV") by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments. New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries, are defined as the "Predecessor Entities".

          New Mountain Finance Corporation ("NMFC") is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code").

          New Mountain Finance AIV Holdings Corporation ("AIV Holdings") is a Delaware corporation that was originally incorporated on March 11, 2011. Guardian AIV, a Delaware limited partnership, is

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 1. Formation and Business Purpose (Continued)

AIV Holdings' sole stockholder. AIV Holdings is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. As such, AIV Holdings is obligated to comply with certain regulatory requirements. AIV Holdings has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under the Code.

          On May 19, 2011, NMFC priced its initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, the Operating Company owns all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

          NMFC and AIV Holdings are holding companies with no direct operations of their own, and their sole asset is their ownership in the Operating Company. NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of the Operating Company, pursuant to which NMFC and AIV Holdings were admitted as members of the Operating Company. NMFC acquired from the Operating Company, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of the Operating Company (the number of units are equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of the Operating Company equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of the Operating Company prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in the Operating Company. Guardian AIV contributed its units in the Operating Company to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings has the right to exchange all or any portion of its units in the Operating Company for shares of NMFC's common stock on a one-for-one basis at any time.

          During the quarter ended September 30, 2013, NMFC issued an additional 111,373 shares in conjunction with its dividend reinvestment plan at a weighted average price of $14.48. Since NMFC's IPO, and through September 30, 2013, NMFC raised approximately $190,448 in net proceeds from additional offerings of common stock and issued shares of its common stock valued at approximately $193,698 on behalf of AIV Holdings for exchanged units. NMFC acquired from the Operating Company units of the Operating Company equal to the number of shares of NMFC's common stock sold in the additional offerings. As of September 30, 2013, NMFC and AIV Holdings owned approximately 85.3% and 14.7%, respectively, of the units of the Operating Company.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 1. Formation and Business Purpose (Continued)

          The current structure was designed to generally prevent NMFC from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result is that any distributions made to NMFC's stockholders that are attributable to such gains generally will not be treated as taxable dividends but rather as return of capital.

          The diagram below depicts the Companies' organizational structure as of September 30, 2013.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
These common membership units are exchangeable into shares of NMFC common stock on a one-for-one basis.

***
New Mountain Finance SPV Funding, L.L.C. ("NMF SLF").

          The Operating Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 1. Formation and Business Purpose (Continued)

structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the Operating Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

Note 2. Summary of Significant Accounting Policies

          Basis of accounting — The Companies' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Operating Company consolidates its wholly-owned subsidiary, NMF SLF. NMFC and AIV Holdings do not consolidate the Operating Company. NMFC and AIV Holdings apply investment company master-feeder financial statement presentation, as described in Accounting Standards Codification 946, Financial Services — Investment Companies, ("ASC 946") to their interest in the Operating Company. NMFC and AIV Holdings observe that it is industry practice to follow the presentation prescribed for a master fund-feeder fund structure in ASC 946 in instances in which a master fund is owned by more than one feeder fund and that such presentation provides stockholders of NMFC and AIV Holdings with a clearer depiction of their investment in the master fund.

          The Companies' financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Operating Company's portfolio investments are not consolidated in the financial statements. Prior to the IPO, an affiliate of the Predecessor Entities paid a majority of the management and incentive fees. Historical operating expenses do not reflect the allocation of certain professional fees, administrative and other expenses that have been incurred following the completion of the IPO. Accordingly, the Operating Company's historical operating expenses are not comparable to its operating expenses after the completion of the IPO.

          The Companies' interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. Accordingly, the Companies' interim financial statements do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2013.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

          Investments — The Operating Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Operating Company's Consolidated Statements of Assets, Liabilities and Members' Capital at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Operating Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments" and realizations on portfolio investments reflected in the Operating Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

          The Operating Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Operating Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Operating Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Operating Company looks at the number of quotes readily available and performs the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained.

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

          analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Operating Company's senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Operating Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Companies' board of directors; and

  d.
  When deemed appropriate by the Operating Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Operating Company's investments may fluctuate from period to period and the fluctuations could be material.

          NMFC and AIV Holdings are holding companies with no direct operations of their own, and their sole asset is their ownership in the Operating Company. NMFC's and AIV Holdings' investments in the Operating Company are carried at fair value and represent the respective pro-rata interest in the net assets of the Operating Company as of the applicable reporting date. NMFC and AIV Holdings value their ownership interest on a quarterly basis, or more frequently if required under the 1940 Act.

          See Note 3, Investments, for further discussion relating to investments.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

          Cash and cash equivalents — Cash and cash equivalents include cash and short-term, highly liquid investments. The Companies define cash equivalents as securities that are readily convertible into known amounts of cash and so near maturity that there is insignificant risk of changes in value. Generally, these securities have original maturities of three months or less.

Revenue recognition

          The Operating Company's revenue recognition policies are as follows:

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Operating Company has loans in the portfolio that contain a payment-in-kind ("PIK") provision. PIK represents interest that is accrued and recorded as interest income at the contractual rates, added to the loan principal on the respective capitalization dates, and generally due at maturity.

          Non-accrual income:    Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest is generally reversed when a loan is placed on non-accrual status. Previously capitalized PIK interest is not reversed when an investment is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Dividend income:    Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees and other miscellaneous fees received. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Operating Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Operating Company for providing such commitments.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

          NMFC's and AIV Holdings' revenue recognition policies are as follows:

          Revenue, expenses, and capital gains (losses):    At each quarterly valuation date, the Operating Company's investment income, expenses, net realized gains (losses), and net increase (decrease) in unrealized appreciation (depreciation) are allocated to NMFC and AIV Holdings based on their pro-rata interest in the net assets of the Operating Company. This is recorded on NMFC's and AIV Holdings' Statements of Operations. Realized gains and losses are recorded upon sales of NMFC's and AIV Holdings' investments in the Operating Company. Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. is the difference between the net asset value per share and the closing price per share for shares issued as part of the dividend reinvestment plan on the dividend payment date. This net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. includes the unrealized appreciation (depreciation) from the IPO. NMFC used the proceeds from its IPO and Concurrent Private Placement to purchase units in the Operating Company at $13.75 per unit (its IPO price per share). At the IPO date, $13.75 per unit represented a discount to the actual net asset value per unit of the Operating Company. As a result, NMFC experienced immediate unrealized appreciation on its investment. Concurrently, AIV Holdings experienced immediate unrealized depreciation on its investment in the Operating Company equal to the difference between NMFC's IPO price of $13.75 per unit and the actual net asset value per unit.

          All expenses, including those of NMFC and AIV Holdings, are paid and recorded by the Operating Company. Expenses are allocated to NMFC and AIV Holdings based on pro-rata ownership interest. In addition, the Operating Company paid all of the offering costs related to the IPO and subsequent offerings. NMFC and AIV Holdings have recorded their portion of the offering costs as a direct reduction to net assets and the cost of their investment in the Operating Company.

          With respect to the expenses incident to any registration of shares of NMFC's common stock issued in exchange for AIV Holdings' units of the Operating Company, AIV Holdings is directly responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration expenses.

          Interest and other credit facility expenses — Interest and other credit facility fees are recorded on an accrual basis by the Operating Company. See Note 7, Borrowing Facilities, for details.

          Deferred credit facility costs — The deferred credit facility costs of the Operating Company consist of capitalized expenses related to the origination and amending of the Operating Company's existing credit facilities. The Operating Company amortizes these costs into expense using the straight-line method over the stated life of the related credit facility. See Note 7, Borrowing Facilities, for details.

          Income taxes — The Operating Company is treated as a partnership for federal income tax purposes and as such is generally not subject to federal or state and local income taxes except

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

with respect to state source income received from underlying flow-through investments. The partners are individually responsible for reporting income or loss based on their respective share of the revenues and expenses. The Operating Company files United States ("U.S.") federal, state, and local income tax returns.

          NMFC and AIV Holdings have elected to be treated, and intend to comply with the requirements to qualify annually, as RICs under subchapter M of the Code. As RICs, NMFC and AIV Holdings are not subject to federal income tax on the portion of taxable income and gains timely distributed to stockholders; therefore, no provision for income taxes has been recorded.

          To continue to qualify as RICs, NMFC and AIV Holdings are required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of their respective investment company taxable income, as defined by the Code. Since federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

          For federal income tax purposes, distributions paid to stockholders of NMFC and AIV Holdings are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

          NMFC and AIV Holdings will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless NMFC and AIV Holdings distribute, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of their respective net ordinary income earned for the calendar year and (2) 98.2% of their respective capital gain net income for the one-year period ending October 31 in the calendar year.

          The Companies have adopted the Income Taxes topic of the Codification ("ASC 740"). ASC 740 provides guidance for how uncertain income tax positions should be recognized, measured, and disclosed in the financial statements. Based on their analyses, the Companies have determined that there were no material uncertain income tax positions through December 31, 2012. The 2011 and 2012 tax years remain subject to examination by U.S. federal, state, and local tax authorities.

          Dividends — Distributions to common unit holders of the Operating Company and common stockholders of NMFC and AIV Holdings are recorded on the record date as set by the respective board of directors. In order for NMFC and AIV Holdings to pay a dividend or other distribution to holders of their common stock, it must be accompanied by a prior distribution by the Operating Company to all of its unit holders. The Operating Company intends to make distributions to its unit holders that will be sufficient to enable NMFC and AIV Holdings to pay quarterly distributions to their stockholders and to maintain their status as RICs. NMFC and AIV Holdings intend to distribute approximately all of their portion of the Operating Company's adjusted net investment income (see

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

Note 5, Agreements) on a quarterly basis and substantially all of their portion of the Operating Company's taxable income on an annual basis, except that NMFC may retain certain net capital gains for reinvestment.

          Under certain circumstances, the distributions that the Operating Company makes to its members may not be sufficient for AIV Holdings to satisfy the annual distribution requirement necessary for AIV Holdings to continue to qualify as a RIC. In that case, it is expected that Guardian AIV would consent to be treated as if it received distributions from AIV Holdings sufficient to satisfy the annual distribution requirement. Guardian AIV would be required to include the consent dividend in its taxable income as a dividend from AIV Holdings, which would result in phantom (i.e., non-cash) taxable income to Guardian AIV. AIV Holdings intends to make quarterly distributions to Guardian AIV, its sole stockholder, out of assets legally available for distribution each quarter.

          The Operating Company and NMFC are required to take certain actions in order to maintain, at all times, a one-to-one ratio between the number of units held by NMFC and the number of shares of NMFC's common stock outstanding. NMFC has adopted a dividend reinvestment plan that provides on behalf of its stockholders for reinvestment of any distributions declared, unless a stockholder elects to receive cash. Cash distributions reinvested in additional shares of NMFC's common stock will be automatically reinvested by NMFC into additional units of the Operating Company. In addition, AIV Holdings does not intend to reinvest any distributions received from the Operating Company in additional units of the Operating Company.

          NMFC applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is greater than 110.0% of the last determined net asset value of the shares, NMFC will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of NMFC's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices. If NMFC uses newly issued shares to implement the plan, NMFC will receive, on a one-for-one basis, additional units of the Operating Company in exchange for cash distributions that are reinvested in shares of NMFC's common stock under the dividend reinvestment plan.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, NMFC will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

number of shares of NMFC's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of NMFC's stockholders have been tabulated.

          Foreign securities — The accounting records of the Operating Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Operating Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Operating Company's Consolidated Statements of Operations.

          Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Operating Company and cannot be predicted.

          Use of estimates — The preparation of the Companies' financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Companies' financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

          Dividend income recorded related to distributions received from flow-through investments is an accounting estimate based on the most recent estimate of the tax treatment of the distribution. During the three months ended September 30, 2013, the Operating Company changed an accounting estimate related to the classification of dividend income for a distribution recorded in the prior quarter from one of the Operating Company's warrant investments. Based on tax projections received during the three months ended September 30, 2013, the Operating Company reduced the warrant cost basis by $466 and corresponding dividend income previously recorded by $1,799, and recorded a realized gain of $1,333 to agree to the tax treatment on the investment. This resulted in a reclass of $360 from incentive fee to capital gains incentive fee.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 3. Investments

          At September 30, 2013 the Operating Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$535,075	$533,259
Second lien	421,234	431,113
Subordinated	44,517	46,865
Equity and other	24,511	30,195

Total investments	$1,025,337	$1,041,432

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Software	$211,384	$216,241
Business Services	176,706	181,196
Education	168,797	173,008
Federal Services	105,626	105,392
Distribution & Logistics	76,755	78,428
Healthcare Services	72,406	73,602
Media	47,814	50,155
Consumer Services	47,109	48,100
Energy	44,770	44,010
Healthcare Products	40,254	41,696
Industrial Services	13,850	14,222
Healthcare Information Technology	13,481	8,838
Information Technology	6,385	6,544

Total investments	$1,025,337	$1,041,432

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 3. Investments (Continued)

          At December 31, 2012 the Operating Company's investments consisted of the following:

Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$496,931	$493,502
Second lien	433,829	441,073
Subordinated	43,097	45,148
Equity and other	2,386	10,097

Total investments	$976,243	$989,820

Investment Cost and Fair Value by Industry

	Cost	Fair Value
Software	$241,742	$246,696
Education	155,047	150,151
Healthcare Services	139,370	143,724
Business Services	140,426	143,420
Federal Services	95,150	95,428
Distribution & Logistics(1)	51,320	51,834
Consumer Services	41,173	41,625
Media	26,582	34,001
Healthcare Products	25,659	27,220
Industrial Services	13,825	14,105
Retail	11,597	12,146
Healthcare Information Technology	14,550	10,291
Energy	9,852	10,072
Information Technology	6,476	6,711
Power Generation	3,474	2,396

Total investments	$976,243	$989,820

(1)
Industries were disclosed separately in previously issued financial statements.

          As of September 30, 2013, the Operating Company's first lien positions in ATI Acquisition Company remained on non-accrual status due to the inability of the portfolio company to service its interest payment for the quarter then ended and uncertainty about its ability to pay such amounts in the future. During the three months ended September 30, 2013, the Operating Company received preferred shares and warrants in Ancora Acquisition LLC, in relation to the two super priority first

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 3. Investments (Continued)

lien positions in ATI Acquisition Company. As of September 30, 2013, the Operating Company's investment had an aggregate cost basis of $5,917, an aggregate fair value of $419 and total unearned interest income of $241 and $709, respectively, for the three and nine months then ended. As of December 31, 2012, the Operating Company's original first lien position in ATI Acquisition Company was put on non-accrual status, with a cost basis of $4,306, a fair value of zero and total unearned interest income of $653 for the year then ended. The Operating Company's two super priority first lien debt investments in ATI Acquisition Company had a combined cost basis of $1,611 and a combined fair value of $752 as of December 31, 2012. During the third quarter of 2012, the Operating Company placed the super priority first lien positions on non-accrual status as well, resulting in total unearned interest income of $310 for the year ended December 31, 2012. As of December 31, 2012, the Operating Company's total investment in ATI Acquisition Company had an aggregate cost basis of $5,917 and an aggregate fair value of $752, putting the entire ATI Acquisition Company's investment on non-accrual status. As of September 30, 2013 and December 31, 2012, unrealized gains include a fee that the Operating Company would receive upon maturity of the two super priority first lien debt investments.

          As of September 30, 2013, the Operating Company had unfunded commitments on revolving credit facilities and bridge facilities of $10,500 and $52,500, respectively. The Operating Company did not have any unfunded commitments in the form of a delayed draw or other future funding commitments as of September 30, 2013. The unfunded commitments on revolving credit facilities are disclosed on the Operating Company's Consolidated Schedule of Investments as of September 30, 2013.

          As of December 31, 2012, the Operating Company had unfunded commitments on revolving credit facilities and bridge facilities of $10,500 and $0, respectively. The Operating Company did not have any unfunded commitments in the form of a delayed draw or other future funding commitments as of December 31, 2012. The unfunded commitments on revolving credit facilities are disclosed on the Operating Company's Consolidated Schedule of Investments as of December 31, 2012.

          Investment Risk Factors — First and second lien debt that the Operating Company invests in is entirely, or almost entirely, rated below investment grade or may be unrated. These loans are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such defaults could reduce the net asset value and income distributions of the Operating Company. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien loans. This illiquidity may make it more difficult to value the debt.

          Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and /or lower in lien priority. Subordinated debt is subject to the additional risk that the cash flow of the borrower and the

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 3. Investments (Continued)

property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

Note 4. Fair Value

          Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

  Level I — Quoted prices (unadjusted) are available in active markets for identical investments and the Operating Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Operating Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Operating Company holds a large position and a sale could reasonably impact the quoted price.

  Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

  Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable (Levels I and II) and unobservable (Level III). Gains and losses for such assets categorized within

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 4. Fair Value (Continued)

the Level III table below may include changes in fair value that are attributable to both observable inputs (Levels II and III) and unobservable inputs (Level III).

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the quarter in which the reclassifications occur.

          The following table summarizes the levels in the fair value hierarchy that the Operating Company's portfolio investments fall into as of September 30, 2013:

	Total	Level I	Level II	Level III
First lien	$533,259	$—	$519,089	$14,170
Second lien	431,113	—	392,470	38,643
Subordinated	46,865	—	22,019	24,846
Equity and other	30,195	—	—	30,195

Total investments	$1,041,432	$—	$933,578	$107,854

          The following table summarizes the levels in the fair value hierarchy that the Operating Company's portfolio investments fall into as of December 31, 2012:

	Total	Level I	Level II	Level III
First lien	$493,502	$—	$450,617	$42,885
Second lien	441,073	—	397,818	43,255
Subordinated	45,148	—	22,257	22,891
Equity and other	10,097	—	—	10,097

Total investments	$989,820	$—	$870,692	$119,128

          The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended September 30, 2013, as well as the portion of appreciation (depreciation)

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 4. Fair Value (Continued)

included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Operating Company at September 30, 2013:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, June 30, 2013	$113,201	$21,312	$38,527	$24,681	$28,681
Total gains or losses included in earnings:
Net realized gains (losses) on investments	1,398	66	—	—	1,332
Net change in unrealized appreciation (depreciation)	633	(41)	116	110	448
Purchases, including capitalized PIK and revolver fundings	1,503	(84)	—	55	1,532
Proceeds from sales and paydowns of investments	(8,881)	(7,083)	—	—	(1,798)

Fair value, September 30, 2013	$107,854	$14,170	$38,643	$24,846	$30,195

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Operating Company at the end of the period:	$697	$23	$116	$110	$448

          The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended September 30, 2012, as well as the portion of appreciation (depreciation)

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 4. Fair Value (Continued)

included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Operating Company at September 30, 2012:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, June 30, 2012	$106,374	$42,748	$53,275	$7,539	$2,812
Total gains or losses included in earnings:
Net realized gains (losses) on investments	106	106	—	—	—
Net change in unrealized appreciation (depreciation)	3,161	51	—	—	3,110
Purchases, including capitalized PIK and revolver fundings	11,460	11,460	—	—	—
Proceeds from sales and paydowns of investments	(10,385)	(10,385)	—	—	—
Transfers into Level III(1)	7,047	6,581	—	—	466	(2)
Transfers out of Level III(1)	(10,020)	—	(10,020)	—	—

Fair value, September 30, 2012	$107,743	$50,561	$43,255	$7,539	$6,388

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Operating Company at the end of the period:	$3,161	$51	$—	$—	$3,110

(1)
As of September 30, 2012, the portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

(2)
This Level III transfer relates to the Operating Company's investment in warrants of YP Equity Investors LLC, which was valued with YP Holdings LLC's second lien debt as of June 30, 2012.

          The following table summarizes the changes in fair value of Level III portfolio investments for the nine months ended September 30, 2013, as well as the portion of appreciation (depreciation)

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 4. Fair Value (Continued)

included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Operating Company at September 30, 2013:

	Total	First Lien	Second Lien	Subordinated	Equity and other(2)
Fair value, December 31, 2012	$119,128	$42,885	$43,255	$22,891	$10,097
Total gains or losses included in earnings:
Net realized gains (losses) on investments	1,975	263	380	—	1,332
Net change in unrealized (depreciation) appreciation	(150)	70	1,148	658	(2,026)
Purchases, including capitalized PIK and revolver fundings	37,761	11	13,860	1,297	22,593
Proceeds from sales and paydowns of investments	(57,434)	(35,633)	(20,000)	—	(1,801)
Transfers into Level III(1)	6,574	6,574	—	—	—

Fair value, September 30, 2013	$107,854	$14,170	$38,643	$24,846	$30,195

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Operating Company at the end of the period:	$(945)	$(605)	$1,027	$658	$(2,025)

(1)
As of September 30, 2013, the portfolio investments were transferred into Level III from Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

(2)
During the nine months ended September 30, 2013, the Operating Company received dividends of $4,802 from its equity and other investments, which were recorded as dividend income. An estimate related to the tax characterization of this distribution was provided as of September 30, 2013.

          The following table summarizes the changes in fair value of Level III portfolio investments for the nine months ended September 30, 2012, as well as the portion of appreciation (depreciation)

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 4. Fair Value (Continued)

included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Operating Company at September 30, 2012:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, December 31, 2011	$90,967	$33,141	$48,405	$6,571	$2,850
Total gains or losses included in earnings:
Net realized gains (losses) on investments	4,275	4,252	23	—	—
Net change in unrealized (depreciation) appreciation	(1,001)	(3,851)	(173)	(22)	3,045
Purchases, including capitalized PIK and revolver fundings	57,089	46,052	10,020	990	27
Proceeds from sales and paydowns of investments	(29,502)	(24,502)	(5,000)	—	—
Transfers into Level III(1)	7,047	6,581	—	—	466	(2)
Transfers out of Level III(1)	(21,132)	(11,112)	(10,020)	—	—

Fair value, September 30, 2012	$107,743	$50,561	$43,255	$7,539	$6,388

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Operating Company at the end of the period:	$2,612	$(410)	$(1)	$(22)	$3,045

(1)
As of September 30, 2012, the portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

(2)
This Level III transfer relates to the Operating Company's investment in warrants of YP Equity Investors LLC, which was valued with YP Holdings LLC's second lien debt as of June 30, 2012.

          Except as noted in the tables above, there were no other transfers in or out of Level I, II, or III during the three and nine months ended September 30, 2013 and September 30, 2012. Transfers into Level III occurred as quotations obtained through pricing services were not deemed representative of fair value as of the balance sheet date and such assets were internally valued. As quotations obtained through pricing services were substantiated through additional market sources, investments were transferred out of Level III. The Operating Company invests in revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 4. Fair Value (Continued)

          The Operating Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs.

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Operating Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Operating Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Operating Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Operating Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Operating Company will consider the pricing indicated by the external event to corroborate the private valuation.

          Market Based Approach:    The Operating Company typically estimates the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies. The Operating Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The Operating Company generally applies an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate portfolio company enterprise value. In applying the market based approach as of September 30, 2013, the Operating Company used the relevant EBITDA ranges set forth in the table below to determine the enterprise value of investments in six of its portfolio companies. The Operating Company believes this was a reasonable range in light of current comparable company trading levels and the specific companies involved.

          Income Based Approach:    The Operating Company also typically uses a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 4. Fair Value (Continued)

and the valuation date. In applying the income based approach as of September 30, 2013, the Operating Company used the discount ranges set forth in the table below to value investments in eight of its portfolio companies.

			EBITDA Range			Discount Range
Type	Fair Value	Approach	Low	High	Weighted Average	Low	High	Weighted Average
First lien	$14,170	Market and Income	4.0x	6.5x	5.3x	5.5%	22.8%	16.0%
Second lien	38,643	Market and Income	4.0x	7.5x	5.8x	10.1%	11.7%	11.0%
Subordinated	24,846	Market and Income	6.0x	9.5x	7.9x	12.2%	21.8%	15.1%
Equity	24,156	Market and Income	4.0x	8.0x	5.6x	8.0%	20.0%	16.3%

          The Operating Company typically uses a Black Scholes analysis to fair value warrant investments. Input variables used in these analyses include, but are not limited to, stock price, exercise price, expiration date, valuation date, volatility, and discount rate. As of September 30, 2013, warrants had a fair value of $6,039, which have been excluded from the table above.

          Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility and the SLF Credit Facility (as defined in Note 7, Borrowing Facilities) are representative of market. The carrying values of the Holdings Credit Facility and SLF Credit Facility approximate fair value as of September 30, 2013, as both facilities are continually monitored and examined by both the borrower and the lender. Both facilities were amended and restated during the year ended December 31, 2012 to lower the applicable interest rate spread by 0.25% and to increase the maximum amount of revolving borrowings available under the respective facilities. Additionally for the nine months ended September 30, 2013, the Holdings Credit Facility was amended and restated to further increase the maximum amount of revolving borrowings available. See Note 7, Borrowing Facilities, for details. The fair value of other financial assets and liabilities approximates their carrying value based on the short term nature of these items. The fair value disclosures discussed in this paragraph are considered Level III.

          Fair value risk factors — The Operating Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Operating Company's portfolio companies conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Operating Company's investments and/or on the fair value of the Operating Company's investments. The Operating Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a reduction in income to the Operating Company and thus the income of NMFC and AIV Holdings, and their corresponding fair valuations. Also, there may be risk associated with the concentration of investments in one geographic region or in certain industries. These events are beyond the control of the Operating Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 5. Agreements

          On May 19, 2011, NMFC entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of the Operating Company pursuant to which NMFC was admitted as a member of the Operating Company and agreed to acquire from the Operating Company a number of units of the Operating Company equal to the number of shares of common stock outstanding of NMFC. Additionally on May 19, 2011, in connection with the contribution by Guardian AIV of its units to AIV Holdings, AIV Holdings entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of the Operating Company pursuant to which AIV Holdings was also admitted as a member of the Operating Company.

          The Operating Company entered into an investment advisory and management agreement, as amended and restated (the "Investment Management Agreement") with the Investment Adviser. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Operating Company. For providing these services, the Investment Adviser receives a fee from the Operating Company, consisting of two components — a base management fee and an incentive fee.

          The base management fee is calculated at an annual rate of 1.75% of the Operating Company's gross assets less (i) the borrowings under the SLF Credit Facility (as defined in Note 7, Borrowing Facilities) and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Operating Company's gross assets, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter.

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Operating Company's "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Operating Company receives from portfolio companies) accrued during the calendar quarter, minus the Operating Company's operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, as amended and restated, with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred membership units (of which there are none as of September 30, 2013), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Operating Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 5. Agreements (Continued)

          Under GAAP, NMFC's IPO did not step-up the cost basis of the Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold or mature in the future. The Operating Company tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on the Operating Company's investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". The Operating Company also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of the Operating Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of the Operating Company's incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 5. Agreements (Continued)

          The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Operating Company's Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, the Operating Company accrues a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

          The Operating Company has revised its presentation of incentive fees on the Consolidated Statements of Assets, Liabilities and Members' Capital and the Consolidated Statements of Operations to disclose the two parts of the incentive fee incurred by the Operating Company for net investment income related incentive fees and capital gains related incentive fees.

          The following table summarizes the management fees and incentive fees incurred by the Operating Company for the three and nine months ended September 30, 2013 and September 30, 2012.

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Management fee	$3,754	$2,768	$11,049	$7,887
Incentive fee, excluding accrued capital gains incentive fees	3,533	2,978	12,398	8,147
Accrued capital gains incentive fees(1)	1,587	2,583	2,568	3,547

(1)
The accrued capital gains incentive fees would be paid by the Operating Company if the Operating Company ceased operations on September 30, 2013 and September 30, 2012, respectively, and liquidated its investments at the valuations as of the respective quarter ends. Approximately $939 of capital gains incentive fees would be owed under the Investment Management Agreement if the Operating Company had ceased operations as of September 30, 2013, as cumulative net Adjusted Realized Capital Gains exceeded cumulative

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 5. Agreements (Continued)

  Adjusted Unrealized Capital Depreciation. As of September 30, 2012, no actual capital gains incentive fee was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Capital Gains did not exceed cumulative Adjusted Unrealized Capital Depreciation.

            The Operating Company's Consolidated Statements of Operations below are adjusted as if the step-up in cost basis to fair market value had occurred at the IPO date, May 19, 2011.

            The following Statement of Operations for the three and nine months ended September 30, 2013 is adjusted to reflect this step-up to fair market value.

	Three months ended September 30, 2013	Adjustments	Adjusted three months ended September 30, 2013
Investment income
Interest income(1)	$27,175	$(111)	$27,064
Dividend income	(1,631)	—	(1,631)
Other income	249	—	249

Total investment income	25,793	(111)	25,682

Total net expenses pre-incentive fee(2)	8,014	—	8,014

Pre-Incentive Fee Net Investment Income	17,779	(111)	17,668

Incentive fee(3)	5,120	—	5,120

Post-Incentive Fee Net Investment Income	12,659	(111)	12,548

Net realized gains on investments(4)	5,160	(121)	5,039
Net change in unrealized appreciation (depreciation) of investments	2,659	232	2,891

Net increase in members' capital resulting from operations	$20,478		$20,478

(1)
Includes $841 in payment-in-kind interest from investments.

(2)
Includes expense waivers and reimbursements of $600.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 5. Agreements (Continued)

(3)
For the three months ended September 30, 2013, the Operating Company incurred total incentive fees of $5,120, of which $1,587 related to capital gains incentive fees on a hypothetical liquidation basis.

(4)
Includes $1,722 of realized gains on investments resulting from the modification of terms on one debt investment that was accounted for as an extinguishment.

	Nine months ended September 30, 2013	Adjustments	Adjusted nine months ended September 30, 2013
Investment income
Interest income(1)	$79,539	$(804)	$78,735
Dividend income	4,802	—	4,802
Other income	1,926	—	1,926

Total investment income	86,267	(804)	85,463

Total net expenses pre-incentive fee(2)	23,472	—	23,472

Pre-Incentive Fee Net Investment Income	62,795	(804)	61,991

Incentive fee(3)	14,966	—	14,966

Post-Incentive Fee Net Investment Income	47,829	(804)	47,025

Net realized gains on investments(4)	9,516	(3,270)	6,246
Net change in unrealized appreciation (depreciation) of investments	2,518	4,074	6,592

Net increase in members' capital resulting from operations	$59,863		$59,863

(1)
Includes $2,387 in payment-in-kind interest from investments.

(2)
Includes expense waivers and reimbursements of $2,265.

(3)
For the nine months ended September 30, 2013, the Operating Company incurred total incentive fees of $14,966, of which $2,568 related to capital gains incentive fees on a hypothetical liquidation basis.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 5. Agreements (Continued)

(4)
Includes $1,722 of realized gains on investments resulting from the modification of terms on one debt investment that was accounted for as an extinguishment.

          The following Statement of Operations for the three and nine months ended September 30, 2012 is adjusted to reflect the step-up to fair market value.

	Three months ended September 30, 2012	Adjustments	Adjusted three months ended September 30, 2012
Investment income
Interest income	$21,362	$(806)	$20,556
Dividend income	215	—	215
Other income	175	—	175

Total investment income	21,752	(806)	20,946

Total net expenses pre-incentive fee(1)	6,055	—	6,055

Pre-Incentive Fee Net Investment Income	15,697	(806)	14,891

Incentive fee(2)	5,561	—	5,561

Post-Incentive Fee Net Investment Income	10,136	(806)	9,330

Net realized gains on investments	1,615	(168)	1,447
Net change in unrealized appreciation (depreciation) of investments	10,494	974	11,468

Net increase in members' capital resulting from operations	$22,245		$22,245

(1)
Includes expense waivers and reimbursements of $439.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 5. Agreements (Continued)

(2)
For the three months ended September 30, 2012, the Operating Company incurred total incentive fees of $5,561, of which $2,583 related to capital gains incentive fees on a hypothetical liquidation basis.

	Nine months ended September 30, 2012	Adjustments	Adjusted nine months ended September 30, 2012
Investment income
Interest income	$60,087	$(2,654)	$57,433
Dividend income	215	—	215
Other income	771	—	771

Total investment income	61,073	(2,654)	58,419

Total net expenses pre-incentive fee(1)	17,684	—	17,684

Pre-Incentive Fee Net Investment Income	43,389	(2,654)	40,735

Incentive fee(2)	11,694	—	11,694

Post-Incentive Fee Net Investment Income	31,695	(2,654)	29,041

Net realized gains on investments	14,591	(5,386)	9,205
Net change in unrealized appreciation (depreciation) of investments	10,710	8,040	18,750

Net increase in members' capital resulting from operations	$56,996		$56,996

(1)
Includes expense waivers and reimbursements of $1,387.

(2)
For the nine months ended September 30, 2012, the Operating Company incurred total incentive fees of $11,694, of which $3,547 related to capital gains incentive fees on a hypothetical liquidation basis.

          The Companies have entered into an Administration Agreement, as amended and restated, with the Administrator under which the Administrator provides administrative services. The Administrator performs, or oversees the performance of, the Companies' financial records, prepares reports filed with the Securities and Exchange Commission, generally monitors the payment of the Companies' expenses, and watches the performance of administrative and professional services rendered by others. The Operating Company will reimburse the Administrator for the Companies'

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 5. Agreements (Continued)

allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Companies under the Administration Agreement, as amended and restated. Pursuant to the Administration Agreement, as amended and restated, and further restricted by the Operating Company, expenses payable to the Administrator by the Operating Company as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) have been capped at $3,500 for the time period from April 1, 2012 to March 31, 2013 and capped at $4,250 for the time period from April 1, 2013 to March 31, 2014.

          The Operating Company has revised its presentation of expenses and expense waivers and reimbursements for the three and nine months ended September 30, 2012. Expenses were previously presented net of waivers and reimbursements, which had been included parenthetically. The revised presentation shows total gross expenses with a separate reduction for expense waivers and reimbursements.

          The Operating Company incurred the following expenses in excess of the expense cap for the three and nine months ended September 30, 2013 and September 30, 2012:

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Professional fees	$317	$171	$1,345	$536
Administrative expenses	283	268	920	851
Other general and administrative expenses	—	—	—	—

Total expense waivers and reimbursements	$600	$439	$2,265	$1,387

          As of September 30, 2013, $317 of the expense waivers and reimbursements was receivable from an affiliate.

          The Companies, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, L.L.C., pursuant to which New Mountain Capital, L.L.C. has agreed to grant the Companies, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Companies, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Operating Company. Other than with respect to this limited license, the Companies, the Investment Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 5. Agreements (Continued)

          NMFC entered into a Registration Rights Agreement with AIV Holdings, Steven B. Klinsky (the Chairman of the Companies' board of directors), an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, AIV Holdings and the Investment Adviser have the right to require NMFC to register for public resale under the Securities Act of 1933, as amended (the "Securities Act of 1933"), all registerable securities that are held by any of them and that they request to be registered. Registerable securities subject to the Registration Rights Agreement are shares of NMFC's common stock issued or issuable in exchange for units and any other shares of NMFC's common stock held by AIV Holdings, the Investment Adviser and any of their transferees. The rights under the Registration Rights Agreement can be conditionally exercised by AIV Holdings or the Investment Adviser, meaning that prior to the effectiveness of the registration statement related to the shares, AIV Holdings or the Investment Adviser can withdraw their request to have the shares registered. AIV Holdings and the Investment Adviser may each assign their rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky and a related entity will have the right to "piggyback", or include their own registerable securities in such a registration. Shares held by AIV Holdings and Steven B. Klinsky were registered on a shelf registration statement on Form N-2.

          AIV Holdings and the Investment Adviser may require NMFC to use its reasonable best efforts to register under the Securities Act of 1933 all or any portion of these registerable securities upon a "demand request". The demand registration rights are subject to certain limitations.

          The Registration Rights Agreement includes limited blackout and suspension periods. In addition, AIV Holdings and the Investment Adviser may also require NMFC to file a shelf registration statement on Form N-2 for the resale of their registerable securities if NMFC is eligible to use Form N-2 at that time.

          Holders of registerable securities have "piggyback" registration rights, including AIV Holdings, which means that these holders may include their respective shares in any future registrations of NMFC's equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders. AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) have priority over NMFC in any registration that is an underwritten offering.

          AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration. NMFC has agreed to indemnify AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to NMFC by such parties. AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) have also agreed to indemnify NMFC with respect to

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 5. Agreements (Continued)

liabilities resulting from untrue statements or omissions furnished by them to NMFC relating to them in any registration statement.

Note 6. Related Parties

          The Companies have entered into a number of business relationships with affiliated or related parties. NMFC and AIV Holdings own all the outstanding units of the Operating Company. As of September 30, 2013, NMFC and AIV Holdings owned approximately 85.3% and 14.7%, respectively, of the units of the Operating Company.

          The Operating Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

          The Companies have entered into an Administration Agreement, as amended and restated, with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Companies and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement, as amended and restated. The Operating Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Companies under the Administration Agreement, as amended and restated, including rent, the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Companies' chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement, as amended and restated, and further restricted by the Operating Company, expenses payable to the Administrator by the Operating Company as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) have been capped at $3,500 for the time period from April 1, 2012 to March 31, 2013 and capped at $4,250 for the time period from April 1, 2013 to March 31, 2014.

          The Companies, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, L.L.C., pursuant to which New Mountain Capital, L.L.C. has agreed to grant the Companies, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          The Companies have adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 6. Related Parties (Continued)

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with the Operating Company' investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Operating Company and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Operating Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the Securities and Exchange Commission and its staff, and consistent with the Investment Adviser's allocation procedures.

          Concurrently with the IPO, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

Note 7. Borrowing Facilities

          Holdings Credit Facility — The Loan and Security Agreement, as amended and restated, dated May 19, 2011 (the "Holdings Credit Facility") among the Operating Company as the Borrower and Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016, as amended on May 8, 2012. The Operating Company became a party to the Holdings Credit Facility upon the IPO of NMFC. The Holdings Credit Facility amends and restates the credit facility of the Predecessor Entities (the "Predecessor Credit Facility").

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $250,000, as amended on June 24, 2013. As of September 30, 2013, the Operating Company was permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility is collateralized by all of the investments of the Operating Company on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Operating Company's Consolidated Statement of Assets, Liabilities, and Members' Capital and charged against income as other credit facility expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. In addition, the Holdings Credit Facility requires the Operating Company to maintain a minimum asset coverage ratio. However, the covenants are generally not tied to mark to market fluctuations in the prices of the Operating Company's investments, but rather to the performance of the underlying portfolio companies.

          The Holdings Credit Facility bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 2.75% per annum, as amended on May 8, 2012, and charges a non-usage fee,

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 7. Borrowing Facilities (Continued)

based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement).

          The following table summarizes the interest expense and non-usage fees incurred by the Operating Company on the Holdings Credit Facility for the three and nine months ended September 30, 2013 and September 30, 2012.

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Interest expense	$1,430	$807	$4,307	$2,920
Non-usage fee	75	178	144	251
Weighted average interest rate	2.9%	3.0%	2.9%	3.1%
Average debt outstanding	$190,692	$105,795	$192,843	$122,887

          As of September 30, 2013 and December 31, 2012, the outstanding balance on the Holdings Credit Facility was $159,091 and $206,938, respectively, and the Operating Company was not aware of any instances of non-compliance related to the Holdings Credit Facility on such dates.

          SLF Credit Facility — NMF SLF's Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") among NMF SLF as the Borrower, the Operating Company as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016, as amended on May 8, 2012. The maximum amount of revolving borrowings available under the SLF Credit Facility is $215,000, as amended on December 18, 2012. The loan is non-recourse to the Operating Company and secured by all assets owned by the borrower on an investment by investment basis. All fees associated with the origination or upsizing of the SLF Credit Facility are capitalized on the Consolidated Statement of Assets, Liabilities, and Members' Capital and charged against income as other credit facility expenses over the life of the SLF Credit Facility. The SLF Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. The covenants are generally not tied to mark to market fluctuations in the prices of our investments, but rather to the performance of the underlying portfolio companies. Due to an amendment to the SLF Credit Facility on October 27, 2011, NMF SLF is no longer restricted from the purchase or sale of loans with an affiliate. Therefore, specified loans can be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility.

          As of September 30, 2013, the SLF Credit Facility permits borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 7. Borrowing Facilities (Continued)

pledged debt securities in the SLF Credit Facility is allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association, as amended on March 11, 2013.

          The SLF Credit Facility bears interest at a rate of LIBOR plus 2.00% per annum for first lien loans and 2.75% for second lien loans, respectively, as amended on March 11, 2013. A non-usage fee is paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement).

          The following table summarizes the interest expense and non-usage fees incurred by the Operating Company on the SLF Credit Facility for the three and nine months ended September 30, 2013 and September 30, 2012.

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Interest expense	$1,243	$1,051	$3,663	$3,138
Non-usage fee	—(1)	8	2	20
Weighted average interest rate	2.3%	2.2%	2.3%	2.4%
Average debt outstanding	$214,828	$184,109	$214,547	$174,808

(1)
For the three months ended September 30, 2013, the total non-usage fee was less than $1 thousand.

          As of September 30, 2013 and December 31, 2012, the outstanding balance on the SLF Credit Facility was $215,000 and $214,262, respectively, and NMF SLF was not aware of any instances of non-compliance related to the SLF Credit Facility on such dates.

          Leverage risk factors — The Operating Company utilizes and may utilize leverage to the maximum extent permitted by the law for investment and other general business purposes. The Operating Company's lenders will have fixed dollar claims on certain assets that are superior to the claims of the Operating Company's unit holders, and therefore NMFC's common stockholders, and the Operating Company would expect such lenders to seek recovery against these assets in the event of a default. The use of leverage also magnifies the potential for gain or loss on amounts invested. Leverage may magnify interest rate risk (particularly on the Operating Company's fixed-rate investments), which is the risk that the prices of portfolio investments will fall or rise if market interest rates for those types of securities rise or fall. As a result, leverage may cause greater changes in the Operating Company's net asset value. Similarly, leverage may cause a sharper decline in the Operating Company's income than if the Operating Company had not borrowed. Such a decline could negatively affect the Operating Company's ability to make dividend payments to its unit holders. Leverage is generally considered a speculative investment technique.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 7. Borrowing Facilities (Continued)

The Operating Company's ability to service any debt incurred will depend largely on financial performance and will be subject to prevailing economic conditions and competitive pressures.

Note 8. Regulation

          NMFC and AIV Holdings have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as RICs under Subchapter M of the Code. In order to continue to qualify as RICs, among other things, NMFC and AIV Holdings are required to timely distribute to their stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. NMFC and AIV Holdings, among other things, intend to make and continue to make the requisite distributions to their stockholders, which will generally relieve NMFC and AIV Holdings from U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code). However, under certain circumstances, the distributions that the Operating Company makes to its members may not be sufficient for AIV Holdings to satisfy the annual distribution requirement necessary for AIV Holdings to continue to qualify as a RIC. In that case, it is expected that Guardian AIV would consent to be treated as if it received distributions from AIV Holdings sufficient to satisfy the annual distribution requirement. Guardian AIV would be required to include the consent dividend in its taxable income as dividend from AIV Holdings, which would result in phantom (i.e., non-cash) taxable income to Guardian AIV.

          Additionally as BDCs, the Companies must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions).

Note 9. Commitments and Contingencies

          In the normal course of business, the Companies may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Operating Company may also enter into future funding commitments such as revolving credit facilities, bridge financing commitments, or delayed draw commitments. As of September 30, 2013, the Operating Company had unfunded commitments on revolving credit facilities of $10,500, outstanding bridge financing commitments of $52,500 and no other future funding commitments. The unfunded commitments on revolving credit facilities are disclosed on the Operating Company's Consolidated Schedule of Investments. As of December 31, 2012, the Operating Company had unfunded commitments on revolving credit facilities of $10,500 and no outstanding bridge financing commitments or other future funding commitments, all of which are disclosed on the Operating Company's Consolidated Schedule of Investments.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 9. Commitments and Contingencies (Continued)

          The Operating Company also has revolving borrowings available under the Holdings Credit Facility and the SLF Credit Facility as of September 30, 2013. See Note 7, Borrowing Facilities, for details.

          The Operating Company may from time to time enter into financing commitment letters. As of September 30, 2013 and December 31, 2012, the Operating Company did not enter into any commitment letters to purchase debt investments, which could require funding in the future.

Note 10. Stockholders' Equity

          The table below illustrates the effect of certain transactions on the capital accounts of NMFC:

	Common Stock				Accumulated Undistributed Net Realized Gains (Losses)
			Paid in Capital in Excess of Par	Undistributed Net Investment Income		Net Unrealized Appreciation (Depreciation)	Total Stockholders' Equity
	Shares	Par Amount
Balance at December 31, 2012	24,326,251	$243	$335,487	$—	$952	$5,244	$341,926
Issuances of common stock	13,933,670	140	198,373	—	—	—	198,513
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(203)	—	—	—	(203)
Dividends declared	—	—	—	(35,695)	(794)	—	(36,489)
Net increase (decrease) in stockholders' equity resulting from operations	—	—	—	35,695	7,567	713	43,975

Balance at September 30, 2013	38,259,921	$383	$533,657	$—	$7,725	$5,957	$547,722

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 10. Stockholders' Equity (Continued)

          The table below illustrates the effect of certain transactions on the capital accounts of AIV Holdings:

	Common Stock					Distributions In Excess of Net Realized (Losses) Gains
				Paid in Capital in Excess of Par	Undistributed Net Investment Income		Net Unrealized (Depreciation) Appreciation	Total Stockholders' Equity
	Shares	Par Amount
Balance at December 31, 2012	100	$—	(1)	$244,015	$—	$(6,676)	$(9,326)	$228,013
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—		(45)	—	—	—	(45)
Dividends declared	—	—		—	(12,133)	(255)	—	(12,388)
Distribution to New Mountain Guardian AIV, L.P.	—	—		(134,699)	—	—	—	(134,699)
Net increase (decrease) in stockholders' equity resulting from operations	—	—		(10,451)	12,133	1,949	9,571	13,202

Balance at September 30, 2013	100	$—	(1)	$98,820	$—	$(4,982)	$245	$94,083

(1)
As of September 30, 2013 and December 31, 2012, the par amount of the total common stock was $1.

Note 11. Earnings Per Share

          The following information sets forth the computation of basic and diluted net increase in NMFC's net assets per share resulting from operations for the three and nine months ended September 30, 2013 and September 30, 2012:

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Numerator for basic earnings per share:	$17,467	$9,955	$43,975	$21,978
Denominator for basic weighted average share:	38,159,320	16,177,442	31,952,623	12,537,607

Basic earnings per share:	$0.46	$0.62	$1.38	$1.75

Numerator for diluted earnings per share(a):	$20,478	$22,245	$59,863	$56,996
Denominator for diluted weighted average share(b):	44,731,258	36,138,511	42,847,638	32,671,954

Diluted earnings per share:	$0.46	$0.62	$1.40	$1.74

(a)
Includes the full income at the Operating Company for the period.

(b)
Assumes AIV Holdings exchanges its units in the Operating Company for public shares of NMFC as of September 30, 2013 and September 30, 2012, respectively (see Note 1, Formation and Business Purpose).

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 12. Financial Highlights

          The following information sets forth the financial highlights for the Operating Company for the respective nine months ended September 30, 2013 and September 30, 2012.

	Nine months ended
	September 30, 2013	September 30, 2012
Total return based on net asset value(a)	10.20%	13.06%
Average net assets for the period	$612,181	$450,716
Ratio to average net assets(b):
Net investment income	10.45%	9.39%
Total expenses, before waivers/reimbursements	8.89%	9.12%
Total expenses, net of waivers/reimbursements	8.39%	8.71%
Net assets, end of period	$641,805	$520,355
Average debt outstanding — SLF Credit Facility	$214,547	$174,808
Average debt outstanding — Holdings Credit Facility	$192,843	$122,887
Weighted average common membership units outstanding	42,847,638	32,671,954
Asset coverage ratio	271.56%	255.02%
Portfolio turnover	30.46%	34.77%

(a)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(b)
Ratio to average net assets has been annualized.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 12. Financial Highlights (Continued)

	Nine months ended
	September 30, 2013	September 30, 2012
Per unit data for the Operating Company(a):
Net asset value, January 1, 2013 and January 1, 2012, respectively	$14.06	$13.60
Net investment income	1.12	0.97
Net realized and unrealized gains (losses)	0.28	0.76
Dividends from net investment income	(1.14)	(1.23)

Net increase in net assets resulting from operations	0.26	0.50
Net asset value, September 30, 2013 and September 30, 2012, respectively	$14.32	$14.10

(a)
Per unit data is based on weighted average common membership units outstanding.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 12. Financial Highlights (Continued)

          The following information sets forth the financial highlights for NMFC for the nine months ended September 30, 2013 and September 30, 2012. The ratios to average net assets have been annualized.

	Nine months ended
	September 30, 2013	September 30, 2012
Per share data(a):
Net asset value, January 1, 2013 and January 1, 2012, respectively	$14.06	$13.60
Net increase (decrease) in net assets resulting from operations allocated from New Mountain Finance Holdings, L.L.C.:
Net investment income	1.12	0.97
Net realized and unrealized gains (losses)	0.28	0.76

Total net increase	1.40	1.73
Dividends declared	(1.14)	(1.23)

Net asset value, September 30, 2013 and September 30, 2012, respectively	$14.32	$14.10

Per share market value, September 30, 2013 and September 30, 2012, respectively	$14.41	$14.82

Total return based on market value(b)	4.58%	20.27%
Total return based on net asset value(c)	10.20%	13.06%
Shares outstanding at end of period	38,259,921	20,690,635
Average weighted shares outstanding for the period	31,952,623	12,537,607
Average net assets for the period	$456,922	$167,815
Ratio to average net assets(d):
Total expenses allocated from New Mountain Finance Holdings, L.L.C.	8.39%	8.71%
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	10.45%	9.39%

(a)
Per share data is based on the summation of the per share results of operations items over the outstanding shares for the period in which the respective line items were realized or earned.

(b)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the year and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under NMFC's dividend reinvestment plan.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 12. Financial Highlights (Continued)

(c)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(d)
Ratio to average net assets for the nine months ended September 30, 2013 is based on the summation of the results of operations items over the net assets for the period in which the respective line items were realized or earned.

          The following information sets forth the financial highlights for AIV Holdings for the nine months ended September 30, 2013 and September 30, 2012. The ratios to average net assets have been annualized.

	Nine months ended
	September 30, 2013	September 30, 2012
Total return based on net asset value(a)	8.38%	14.45%
Average net assets for the period	$155,259	$279,835
Ratio to average net assets(b):
Total expenses allocated from New Mountain Finance Holdings, L.L.C.	8.39%	8.71%
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	10.45%	9.39%

(a)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value on the last day of the respective quarter.

(b)
Ratio to average net assets for the nine months ended September 30, 2013 is based on the summation of the results of operations items over the net assets for the period in which the respective line items were realized or earned.

Note 13. Subsequent Events

          On November 8, 2013, the Operating Company's board of directors, and subsequently NMFC's board of directors, declared a fourth quarter 2013 distribution of $0.34 per unit/share payable on December 31, 2013 to holders of record as of December 17, 2013. Subsequently, AIV Holdings' board of directors declared a dividend payable on December 31, 2013 to holders of record as of December 17, 2013 in an amount equal to $0.34 per unit multiplied by the total number of units owned by AIV Holdings of the Operating Company as of the record date.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

September 30, 2013
(in thousands, except units/shares and per unit/share data)
(unaudited)

Note 13. Subsequent Events (Continued)

          On October 17, 2013, NMFC completed a public offering of 3,000,000 shares of its common stock and an underwritten secondary public offering of 3,000,000 shares of its common stock on behalf of a selling stockholder, AIV Holdings, at a public offering price of $14.34 per share. In connection with the underwritten secondary public offering, the underwriters purchased an additional 900,000 shares of NMFC's common stock from AIV Holdings with the exercise of the overallotment option to purchase up to an additional 900,000 shares of common stock. The Operating Company received net proceeds of $43,020 in connection with the sale of 3,000,000 shares by NMFC of its common stock. NMFC did not receive any proceeds from the sale of shares of NMFC's common stock by AIV Holdings. The Operating Company and NMFC bore only their allocable portion of offering expenses related to the public offering of 3,000,000 shares, and did not bear any expenses in connection with the secondary public offering of the 3,900,000 shares of NMFC's common stock on behalf of AIV Holdings, which were borne by AIV Holdings.

          On October 28, 2013, the Operating Company amended its Holdings Credit Facility to increase the maximum amount of revolving borrowings available under the Holdings Credit Facility from $250,000 to $280,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Directors of
New Mountain Finance Holdings, L.L.C.
New Mountain Finance Corporation and
New Mountain Finance AIV Holdings Corporation
New York, New York

          We have reviewed the accompanying Consolidated Statement of Assets, Liabilities and Members' Capital of New Mountain Finance Holdings, L.L. C. as of September 30, 2013, including the Consolidated Schedule of Investments, and the related Consolidated Statements of Operations for the three and nine month periods ended September 30, 2013 and 2012, and the Consolidated Statements of Changes in Members' Capital, and Cash Flows for the nine month periods ended September 30, 2013 and 2012. Also, we have reviewed the Statements of Assets and Liabilities of New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation as of September 30, 2013, the related Statements of Operations for the three and nine month periods ended September 30, 2013 and 2012, and the Statements of Changes in Net Assets and Cash Flows for the nine month periods ended September 30, 2013 and 2012. These interim financial statements are the responsibility of the management of New Mountain Finance Holdings, L.L.C., New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation.

          We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

          Based on our reviews, we are not aware of any material modifications that should be made to such interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

          We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Consolidated Statement of Assets, Liabilities and Members' Capital of New Mountain Finance Holdings, L.L.C., including the Consolidated Schedule of Investments as of December 31, 2012 and the related Consolidated Statements of Operations, Changes in Members' Capital, and Cash Flows for the year then ended (not presented herein), and the Statements of Assets and Liabilities of New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation as of December 31, 2012, the related Statements of Operations, Changes in Net Assets, and Cash Flows for the year then ended (not presented herein); and in our report dated March 6, 2013, we expressed unqualified opinions on those financial statements. In our opinion, the information set forth in the accompanying Consolidated Statement of Assets, Liabilities and Members' Capital of New Mountain Finance Holdings, L.L.C., including the Consolidated Schedule of Investments, and the Statements of Assets and Liabilities of New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation as of December 31, 2012 is fairly stated, in all material respects, in relation to the Consolidated Statement of Assets, Liabilities, and Members' Capital of New Mountain Finance Holdings, L.L.C., including the Consolidated Schedules of Investments, and the Statements of Assets and Liabilities of New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation from which they have been derived.

/s/ DELOITTE & TOUCHE LLP

New York, New York
November 12, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Directors and Investors of
New Mountain Finance Holdings, L.L.C.,
New Mountain Finance Corporation and
New Mountain Finance AIV Holdings Corporation
New York, New York

          We have audited the accompanying consolidated statement of assets, liabilities and members' capital of New Mountain Finance Holdings, L.L.C., including the consolidated schedule of investments as of December 31, 2012 and 2011, and the related consolidated statements of operations, consolidated statements of changes in members' capital, and cash flows for the three years in the period ended December 31, 2012 and the financial highlights for the period from October 29, 2008 (commencement of operations) to December 31, 2008 and each of the four years in the period ended December 31, 2012. Also, we have audited the statements of assets and liabilities of New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation as of December 31, 2012 and 2011, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period from May 19, 2011 (commencement of operations) to December 31, 2011 and for the year ended December 31, 2012. These financial statements are the responsibility of the management of New Mountain Finance Holdings, L.L.C., New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of December 31, 2012 and 2011, by correspondence with the custodian, loan agent or borrower; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of New Mountain Finance Holdings, L.L.C. as of December 31, 2012 and 2011, and the consolidated results of its operations, its consolidated changes in members' capital, and its consolidated cash flows for each of the three years in the period ended December 31, 2012 and the financial highlights for the period from October 29, 2008 (commencement of operations) to December 31, 2008 and each of the four years in the period ended December 31,2012; and the financial positions of New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation as of December 31, 2012 and 2011 and the results of their operations, changes in their net assets, their cash flows, and the financial highlights for the period from May 19, 2011(commencement of operations) to December 31, 2011 and for the year ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

          We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), New Mountain Finance Corporation's internal control over financial reporting as of December 31, 2012, based on the criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 6, 2013 expressed an unqualified opinion on New Mountain Finance Corporation's internal control over financial reporting.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 6, 2013

New Mountain Finance Holdings, L.L.C.

Consolidated Statements of Assets, Liabilities and Members' Capital

	December 31, 2012	December 31, 2011
Assets
Investments at fair value (cost of $976,243,063 and $699,864,784, respectively)	$989,819,613	$703,513,560
Cash and cash equivalents	12,752,075	15,318,811
Receivable from unsettled securities sold	9,962,209	—
Interest and dividend receivable	6,340,146	7,307,092
Deferred credit facility costs (net of accumulated amortization of $2,015,763 and $855,955, respectively)	5,490,266	3,713,739
Receivable from affiliate	533,407	369,017
Other assets	665,872	356,486

Total assets	$1,025,563,588	$730,578,705

Liabilities
SLF Credit Facility	214,262,314	165,928,000
Holdings Credit Facility	206,938,049	129,037,813
Dividends payable	11,192,205	—
Payable for unsettled securities purchased	9,700,000	7,604,931
Incentive fee payable	7,796,928	2,317,328
Management fee payable	3,221,547	2,200,354
Interest payable	712,093	1,747,095
Other liabilities	1,801,889	1,241,366

Total liabilities	455,625,025	310,076,887
Members' Capital	569,938,563	420,501,818

Total liabilities and members' capital	$1,025,563,588	$730,578,705

Outstanding common membership units	40,548,189	30,919,629
Capital per unit	$14.06	$13.60

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Statements of Operations

	Year ended December 31,
	2012	2011	2010
Investment income
Interest income	$83,645,911	$55,809,453	$40,485,158
Dividend income	811,800	—	—
Other income	1,328,300	713,991	889,619

Total investment income	85,786,011	56,523,444	41,374,777

Expenses
Incentive fee	15,943,910	3,522,330	—
Management fee	11,109,053	4,938,004	70,999
Interest and other credit facility expenses	10,084,639	7,086,019	2,948,460
Administrative expenses (net of reimbursable expenses of $1,389,953, $870,032 and $0, respectively)	1,036,020	744,959	401,133
Professional fees (net of reimbursable expenses of $1,069,904, $1,315,733 and $0, respectively)	1,021,194	721,578	327,331
Other general and administrative expenses	1,373,715	985,283	162,593

Total expenses	40,568,531	17,998,173	3,910,516

Net investment income	45,217,480	38,525,271	37,464,261
Net realized gains on investments	18,851,239	16,252,062	66,287,267
Net change in unrealized appreciation (depreciation) of investments	9,927,774	(23,100,241)	(39,959,267)

Net increase in capital resulting from operations	$73,996,493	$31,677,092	$63,792,261

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Statements of Changes in Members' Capital

	Year ended December 31,
	2012	2011	2010
Increase (decrease) in members' capital resulting from operations:
Net investment income	$45,217,480	$38,525,271	$37,464,261
Net realized gains on investments	18,851,239	16,252,062	66,287,267
Net change in unrealized appreciation (depreciation) of investments	9,927,774	(23,100,241)	(39,959,267)

Net increase in members' capital resulting from operations	73,996,493	31,677,092	63,792,261
Distributions	—	(10,249,155)	(115,940,206)
Contributions	133,428,296	195,294,674	54,634,523
Dividends declared	(59,378,278)	(26,590,881)	—
Offering costs	(564,736)	—	—
Reinvestment of dividends	1,954,970	(11,557,173)	—

Net increase in members' capital	149,436,745	178,574,557	2,486,578
Members' capital at the beginning of the period	420,501,818	241,927,261	239,440,683

Members' capital at the end of the period	$569,938,563	$420,501,818	$241,927,261

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Statements of Cash Flows

	Year ended December 31,
	2012	2011	2010
Cash flows from operating activities
Net increase in members' capital resulting from operations	$73,996,493	$31,677,092	$63,792,261
Adjustments to reconcile net (increase) decrease in members' capital resulting from operations to net cash (used in) provided by operating activities:
Net realized gains on investments	(18,851,239)	(16,252,062)	(66,287,267)
Net change in unrealized (appreciation) depreciation of investments	(9,927,774)	23,100,241	39,959,267
Amortization of purchase discount	(5,995,901)	(5,861,691)	(16,326,857)
Amortization of deferred credit facility costs	1,159,808	786,046	69,909
Non-cash interest income	(2,187,027)	(1,538,462)	(3,374,086)
(Increase) decrease in operating assets:
Purchase of investments	(673,354,807)	(494,693,776)	(332,708,278)
Proceeds from sales and paydowns of investments	423,874,005	231,962,469	260,039,529
Cash received for purchase of undrawn portion of revolving credit or delayed draw facilities	136,691	1,363,154	—
Cash paid for sale of undrawn portion of revolving credit or delayed draw facilities	—	—	(1,837,500)
Cash paid for drawn revolver	(12,705,000)	(535,593)	—
Cash repayments on drawn revolvers	12,705,000	—	—
Receivable from unsettled securities sold	(9,962,209)	—	5,124,622
Interest and dividend receivable	966,946	(4,299,305)	(2,209,025)
Receivable from affiliate	(164,390)	(369,017)	—
Other assets	(50,113)	(350,644)	(4,435)
Increase (decrease) in operating liabilities:
Payable for unsettled securities purchased	2,095,069	(86,857,569)	82,230,235
Incentive fee payable	5,479,600	2,317,328	—
Management fee payable	1,021,193	2,200,354	—
Interest payable	(1,035,002)	933,903	340,503
Payable to affiliate	—	(394,279)	(190,500)
Other liabilities	150,867	533,795	432,931

Net cash flows (used in) provided by operating activities	(212,647,790)	(316,278,016)	29,051,309

Cash flows from financing activities
Contributions	133,428,296	195,294,674	54,634,523
Distributions	—	(10,249,155)	(115,940,206)
Dividends paid	(46,231,103)	(26,590,881)	—
Offering costs paid	(267,917)	(11,557,173)	—
Proceeds from Holdings Credit Facility	523,099,161	336,508,450	44,850,495
Repayment of Holdings Credit Facility	(445,198,925)	(267,167,575)	(62,898,232)
Proceeds from SLF Credit Facility	112,993,365	172,060,007	56,936,000
Repayment of SLF Credit Facility	(64,659,051)	(63,068,007)	—
Deferred credit facility costs paid	(3,082,772)	(4,377,595)	—

Net cash flows provided by (used in) financing activities	210,081,054	320,852,745	(22,417,420)

Net (decrease) increase in cash and cash equivalents	(2,566,736)	4,574,729	6,633,889
Cash and cash equivalents at the beginning of the period	15,318,811	10,744,082	4,110,193

Cash and cash equivalents at the end of the period	$12,752,075	$15,318,811	$10,744,082

Supplemental disclosure of cash flow information
Interest paid	$9,432,696	$4,358,103	$2,130,839
Non-cash financing activities:
Dividends declared and payable	$11,192,205	$—	$—
Value of members' capital issued in connection with dividend reinvestment plan	1,954,970	—	—
Accrual for offering costs	556,092	—	3,528,110
Accrual for deferred credit facility costs	45,663	192,099	1,950,029

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments

December 31, 2012

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Funded Debt Investments — Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Stratus Technologies Bermuda Ltd. / Stratus Technologies, Inc.
Information Technology	First lien(2)(7)	12.00%	3/29/2015	$6,664,000	$6,396,040	$6,630,680	1.16%

Total Funded Debt Investments — Bermuda				$6,664,000	$6,396,040	$6,630,680	1.16%

Funded Debt Investments — Cayman Islands
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited**
Software	First lien(3)	6.50% (Base Rate + 5.25%)	7/30/2019	$2,992,500	$2,970,860	$2,999,233
	Second lien(2)	10.50% (Base Rate + 9.25%)	7/30/2020	30,000,000	29,420,055	30,487,500

				32,992,500	32,390,915	33,486,733	5.88%

Total Funded Debt Investments — Cayman Islands				$32,992,500	$32,390,915	$33,486,733	5.88%

Funded Debt Investments — United Kingdom
Magic Newco, LLC**
Software	First lien(3)	7.25% (Base Rate + 6.00%)	12/12/2018	$14,962,500	$14,543,380	$15,104,644	2.65%

Total Funded Debt Investments — United Kingdom				$14,962,500	$14,543,380	$15,104,644	2.65%

Funded Debt Investments — United States
Edmentum, Inc.(fka Plato, Inc.)
Education	First lien(3)	7.50% (Base Rate + 6.00%)	5/17/2018	$11,700,000	$11,377,495	$11,743,875
	Second lien(2)	11.25% (Base Rate + 9.75%)	5/17/2019	29,150,000	28,604,019	28,567,000

				40,850,000	39,981,514	40,310,875	7.07%

Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)
Software	First lien(3)	7.25% (Base Rate + 5.75%)	11/22/2017	7,700,000	7,559,911	7,785,247
	Second lien(2)	11.00% (Base Rate + 9.50%)	11/22/2018	24,000,000	23,326,421	23,560,008

				31,700,000	30,886,332	31,345,255	5.50%

Rocket Software, Inc.
Software	Second lien(2)	10.25% (Base Rate + 8.75%)	2/8/2019	30,875,000	30,710,863	30,932,891	5.43%
Pharmaceutical Research Associates, Inc.
Healthcare Services	Second lien(2)	10.50% (Base Rate + 9.25%)	6/10/2019	30,000,000	29,402,494	30,318,750	5.32%
Unitek Global Services, Inc.
Business Services	First lien(2)	9.00% (Base Rate + 7.50%)	4/16/2018	19,650,000	19,201,741	19,330,688
	First lien(2)	9.00% (Base Rate + 7.50%)	4/16/2018	5,970,000	5,797,909	5,872,988
	First lien(2)	9.00% (Base Rate + 7.50%)	4/16/2018	4,962,500	4,780,616	4,881,859

				30,582,500	29,780,266	30,085,535	5.28%

KeyPoint Government Solutions, Inc.
Federal Services	First lien(3)	7.25% (Base Rate + 6.00%)	11/13/2017	20,000,000	19,607,744	19,900,000
	First lien(2)	7.25% (Base Rate + 6.00%)	11/13/2017	10,000,000	9,702,987	9,950,000

				30,000,000	29,310,731	29,850,000	5.24%

Global Knowledge Training LLC
Education	First lien(3)	6.50% (Base Rate + 4.99%)	4/21/2017	4,776,379	4,717,845	4,704,733
	First lien(3)	7.25% (Base Rate + 4.00%)	4/21/2017	1,173,760	1,159,106	1,156,154
	Second lien(2)	11.50% (Base Rate + 9.75%)	10/21/2018	24,250,000	23,813,747	23,755,300

				30,200,139	29,690,698	29,616,187	5.20%

Managed Health Care Associates, Inc.
Healthcare Services	First lien(2)	3.47% (Base Rate + 3.25%)	8/1/2014	14,755,543	13,240,121	14,275,988
	Second lien(2)	6.72% (Base Rate + 6.50%)	2/1/2015	15,000,000	12,790,120	14,475,000

				29,755,543	26,030,241	28,750,988	5.05%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2012

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Transtar Holding Company
Distribution	Second lien(2)	9.75% (Base Rate + 8.50%)	10/9/2019	$28,300,000	$27,786,609	$28,653,750	5.03%
Meritas Schools Holdings, LLC
Education	First lien(3)	7.50% (Base Rate + 6.00%)	7/29/2017	8,150,286	8,084,328	8,170,661
	Second lien(2)	11.50% (Base Rate + 10.00%)	1/29/2018	20,000,000	19,747,073	20,000,000

				28,150,286	27,831,401	28,170,661	4.94%

Kronos Incorporated
Software	Second lien(2)	9.75% (Base Rate + 8.50%)	4/30/2020	25,000,000	24,752,991	25,125,000	4.41%
St. George's University Scholastic Services LLC
Education	First lien(2)	8.50% (Base Rate + 7.00%)	12/20/2017	25,000,000	24,501,319	24,500,000	4.30%
SRA International, Inc.
Federal Services	First lien(3)	6.50% (Base Rate + 5.25%)	7/20/2018	20,436,329	19,740,789	19,542,239
	First lien(2)	6.50% (Base Rate + 5.25%)	7/20/2018	4,315,000	4,225,409	4,126,219

				24,751,329	23,966,198	23,668,458	4.15%

Aderant North America, Inc.
Software	Second lien(2)	11.00% (Base Rate + 7.75%)	6/20/2019	22,500,000	22,162,978	23,062,500	4.05%
LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.)
Business Services	Second lien(2)	9.50% (Base Rate + 8.25%)	10/26/2020	20,000,000	19,703,785	20,150,000	3.54%
Learning Care Group (US), Inc.
Education	First lien(2)	12.00%	4/27/2016	17,368,421	17,173,863	16,695,606
	Subordinated(2)	15.00% PIK*	6/30/2016	3,782,365	3,638,844	3,434,506

				21,150,786	20,812,707	20,130,112	3.53%

Six3 Systems, Inc.
Federal Services	First lien(2)	7.00% (Base Rate + 5.75%)	10/4/2019	20,000,000	19,805,458	20,025,000	3.51%
First American Payment Systems, L.P.
Business Services	Second lien(2)	10.75% (Base Rate + 9.50%)	4/12/2019	20,000,000	19,608,588	19,900,000	3.49%
eResearchTechnology, Inc.
Healthcare Services	First lien(3)	8.00% (Base Rate + 6.50%)	5/2/2018	19,950,000	19,201,799	19,850,250	3.48%
Insight Pharmaceuticals LLC
Healthcare Products	Second lien(2)	13.25% (Base Rate + 11.75%)	8/25/2017	19,310,345	18,659,022	19,503,448	3.42%
Transplace Texas, L.P.
Logistics	Second lien(2)	11.00% (Base Rate + 9.00%)	4/12/2017	20,000,000	19,585,791	19,500,000	3.42%
PODS, Inc.(6)
Consumer Services
PODS Funding Corp. II	First lien(3)	7.25% (Base Rate + 6.00%)	11/29/2016	14,007,369	13,668,092	13,972,351
Storapod Holding Company, Inc.	Subordinated(2)	21.00% PIK*	11/29/2017	5,296,065	5,156,066	5,112,580

				19,303,434	18,824,158	19,084,931	3.35%

Smile Brands Group Inc.
Healthcare Services	First lien(3)	7.00% (Base Rate + 5.25%)	12/21/2017	19,859,299	19,597,841	18,767,038	3.29%
Ascensus, Inc.
Business Services	First lien(2)	8.00% (Base Rate + 6.75%)	12/21/2018	8,500,000	8,330,000	8,330,000
	First lien(3)	8.00% (Base Rate + 6.75%)	12/21/2018	8,500,000	8,330,122	8,330,000

				17,000,000	16,660,122	16,660,000	2.92%

Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(3)	7.50% (Base Rate + 6.00%)	4/21/2017	15,757,542	15,643,633	15,599,967	2.74%
IG Investments Holdings, LLC
Business Services	Second lien(2)	10.25% (Base Rate + 9.00%)	10/31/2020	15,000,000	14,851,861	14,925,000	2.62%
OpenLink International, Inc.
Software	First lien(3)	7.75% (Base Rate + 6.25%)	10/30/2017	14,850,000	14,600,033	14,850,000	2.61%
Landslide Holdings, Inc. (Crimson Acquisition Corp.)
Software	First lien(3)	7.00% (Base Rate + 5.75%)	6/19/2018	14,625,000	14,353,255	14,670,528	2.57%
KPLT Holdings, Inc. (Centerplate, Inc., et al.)
Consumer Services	Subordinated(2)	11.75% (10.25% + 1.50% PIK)*	4/16/2019	14,637,082	14,351,316	14,344,340	2.52%
Sabre Inc.
Software	First lien(3)	7.25% (Base Rate + 6.00%)	12/29/2017	13,965,000	13,918,202	14,186,108	2.49%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2012

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25%)	3/16/2018	$14,000,000	$13,825,050	$14,105,000	2.48%
Triple Point Technology, Inc.
Software	First lien(3)	6.25% (Base Rate + 5.00%)	10/27/2017	12,967,500	12,548,898	13,021,536	2.28%
Lonestar Intermediate Super Holdings, LLC
Business Services	Subordinated(2)	11.00% (Base Rate + 9.50%)	9/2/2019	12,000,000	11,665,992	12,765,000	2.24%
Aspen Dental Management, Inc
Healthcare Services	First lien(3)	7.00% (Base Rate + 5.50%)	10/6/2016	12,870,000	12,651,541	12,210,413	2.14%
Van Wagner Communications, LLC
Media	First lien(2)	8.25% (Base Rate + 7.00%)	8/3/2018	12,000,000	11,772,402	12,159,996	2.13%
Supervalu Inc.**
Retail	First lien(2)	8.00% (Base Rate + 6.75%)	8/30/2018	11,940,000	11,596,938	12,146,467	2.13%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00%)	7/23/2017	12,000,000	11,912,951	11,700,000	2.05%
Merrill Communications LLC
Business Services	First lien(2)	10.75% (Base Rate + 7.50%)	3/10/2013	11,421,788	11,421,042	11,279,016	1.98%
Mailsouth, Inc.
Media	First lien(3)	6.75% (Base Rate + 5.00%)	12/14/2016	11,136,318	11,017,701	11,024,955	1.94%
Immucor, Inc.
Healthcare Services	First lien(3)	5.75% (Base Rate + 4.50%)	8/19/2018	4,937,687	4,772,007	5,005,581
	Subordinated(2)(7)	11.13%	8/15/2019	5,000,000	4,943,092	5,650,000

				9,937,687	9,715,099	10,655,581	1.87%

Virtual Radiologic Corporation
Healthcare Information Technology	First lien(3)	7.75% (Base Rate + 4.50%)	12/22/2016	14,702,456	14,550,421	10,291,719	1.81%
Permian Tank & Manufacturing, Inc.
Energy	First lien(3)	9.00% (Base Rate + 7.25%)	3/15/2017	10,072,072	9,852,254	10,072,072	1.77%
Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25%)	10/29/2017	10,000,000	9,923,849	10,050,000	1.76%
Merge Healthcare Inc.**
Healthcare Services	First lien(2)(7)	11.75%	5/1/2015	9,000,000	8,915,385	9,708,750	1.70%
TransFirst Holdings, Inc.
Business Services	Second lien(2)	11.00% (Base Rate + 9.75%)	6/27/2018	10,000,000	9,700,000	9,700,000	1.70%
Consona Holdings, Inc.
Software	First lien(3)	7.25% (Base Rate + 6.00%)	8/6/2018	8,478,750	8,398,140	8,510,545	1.49%
Confie Seguros Holding II Co.
Consumer Services	Second lien(2)	10.25% (Base Rate + 9.00%)	5/8/2019	8,000,000	7,842,169	8,040,000	1.41%
Physio-Control International, Inc.
Healthcare Products	First lien(2)	9.88%	1/15/2019	7,000,000	7,000,000	7,717,500	1.35%
Surgery Center Holdings, Inc.
Healthcare Services	First lien(3)	6.50% (Base Rate + 5.00%)	2/6/2017	6,833,750	6,809,372	6,799,581	1.19%
Research Pharmaceutical Services, Inc.
Healthcare Services	First lien(3)	6.75% (Base Rate + 5.25%)	2/18/2017	7,125,000	7,046,359	6,661,875	1.17%
Alion Science and Technology Corporation
Federal Services	First lien(2)(7)	12.00% (10.00% + 2.00% PIK)*	11/1/2014	6,319,766	6,131,223	6,093,311	1.07%
GCA Services Group, Inc.
Business Services	Second lien(2)	9.25% (Base Rate + 8.00%)	11/1/2020	5,000,000	4,950,653	4,900,000	0.86%
Education Management LLC**
Education	First lien(3)	8.25% (Base Rate + 7.00%)	3/30/2018	5,058,577	4,920,421	4,232,345	0.74%
Brickman Group Holdings, Inc.
Business Services	Subordinated(2)	9.13%	11/1/2018	3,650,000	3,341,796	3,841,625	0.68%
Ozburn-Hessey Holding Company LLC
Logistics	Second lien(2)	11.50% (Base Rate + 9.50%)	10/10/2016	4,000,000	3,946,984	3,680,000	0.65%
YP Holdings LLC(8)
YP Intermediate Holdings Corp. / YP Intermediate Holdings II LLC
Media	Second lien(2)	15.00% (12.00% + 3.00% PIK)*	5/18/2017	3,559,100	3,326,057	3,586,089	0.63%
Mach Gen, LLC
Power Generation	Second lien(2)	7.82% PIK (Base Rate + 7.50%)*	2/22/2015	3,675,587	3,474,314	2,395,743	0.42%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2012

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
ATI Acquisition Company (fka Ability Acquisition, Inc.)
Education	First lien(2)	12.25% (Base Rate + 5.00% + 4.00% PIK)(5)*	12/30/2014	$4,432,500	$4,306,437	$—
		17.25% (Base Rate + 10.00% +	6/30/2012 —	1,665,103	1,516,666	649,390
	First lien(2)	4.00% PIK)(5)*	Past Due
		17.25% (Base Rate + 10.00% +	6/30/2012 —
	First lien(2)	4.00% PIK)(5)*	Past Due	102,861	93,691	102,861

				6,200,464	5,916,794	752,251	0.13%

Airvana Network Solutions Inc.
Software	First lien(2)	10.00% (Base Rate + 8.00%)	3/25/2015	647,619	640,332	649,643	0.11%

Total Funded Debt Investments — United States				$942,669,719	$921,786,343	$925,288,585	162.35%

Total Funded Debt Investments				$997,288,719	$975,116,678	$980,510,642	172.04%

Equity — Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Information Technology	Ordinary shares(2)	—	—	144,270	$65,123	$65,150
	Preferred shares(2)	—	—	32,830	14,819	14,826

					79,942	79,976	0.01%

Total Shares — Bermuda					$79,942	$79,976	0.01%

Equity — United States
Global Knowledge Training LLC
Education	Ordinary shares(2)	—	—	2	$2,109	$2,109
	Preferred shares(2)	—	—	2,423	1,195,480	2,422,891

					1,197,589	2,425,000	0.43%

Total Shares — United States					$1,197,589	$2,425,000	0.43%

Total Shares					$1,277,531	$2,504,976	0.44%

Warrants — United States
YP Holdings LLC(8)
YP Equity Investors LLC
Media	Warrants(2)	—	—	5	$466,248	$7,229,468	1.27%
Alion Science and Technology Corporation
Federal Services	Warrants(2)	—	—	6,000	292,851	191,750	0.03%
PODS, Inc.(6)
Storapod Holding Company, Inc.
Consumer Services	Warrants(2)	—	—	360,129	155,905	155,906	0.03%
Learning Care Group (US), Inc.
Education	Warrants(2)	—	—	844	193,850	14,371	0.00%

Total Warrants — United States					$1,108,854	$7,591,495	1.33%

Total Funded Investments					$977,503,063	$990,607,113	173.81%

Unfunded Debt Investments — United States
Advantage Sales & Marketing Inc.
Business Services	First lien(2)(9) — Undrawn	—	12/17/2015	$10,500,000	$(1,260,000)	$(787,500)	-0.14%

Total Unfunded Debt Investments				$10,500,000	$(1,260,000)	$(787,500)	-0.14%

Total Investments					$976,243,063	$989,819,613	173.67%

(1)
New Mountain Finance Holdings, L.L.C. (the "Operating Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
The Holdings Credit Facility is collateralized by the indicated investments.

(3)
The SLF Credit Facility is collateralized by the indicated investments.

(4)
The Operating Company holds investments in two related entities of Stratus Technologies Bermuda Holdings, Ltd. ("Stratus Holdings"). The Operating Company directly holds ordinary and preferred equity in Stratus Holdings and has a credit investment in the joint issuers of Stratus Technologies Bermuda Ltd. ("Stratus

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2012

  Bermuda") and Stratus Technologies, Inc. ("Stratus U.S."), collectively, the "Stratus Notes". Stratus U.S. is a wholly-owned subsidiary of Stratus Bermuda, which in turn is a wholly-owned subsidiary of Stratus Holdings. Stratus Holdings is the parent guarantor of the credit investment of the Stratus Notes.

(5)
Investment is on non-accrual status.

(6)
The Operating Company holds investments in two related entities of PODS, Inc. The Operating Company directly holds warrants in Storapod Holding Company, Inc. ("Storapod") and has a credit investment in Storapod through Storapod WCF II Limited ("Storapod WCF II"). Storapod WCF II is a special purpose entity used to enter into a Shari'ah- compliant financing arrangement with Storapod. Additionally, the Operating Company has a credit investment in PODS Funding Corp. II ("PODS II"). PODS, Inc. is a wholly-owned subsidiary of PODS Holding, Inc., which in turn is a majority- owned subsidiary of Storapod. PODS II is a special purpose entity used to enter into a Shari'ah-compliant financing arrangement with PODS, Inc. and its subsidiary, PODS Enterprises, Inc.

(7)
Securities are registered under the Securities Act.

(8)
The Operating Company holds investments in two related entities of YP Holdings LLC. The Operating Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP Intermediate Holdings Corp. and YP Intermediate Holdings II LLC (together "YP Intermediate"), a subsidiary of YP Holdings LLC.

(9)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that the Operating Company deems to be "non- qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Operating Company's total assets at the time of acquisition of any additional non- qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

December 31, 2012
Investment Type	Percent of Total Investments at Fair Value
First lien	49.86%
Second lien	44.56%
Subordinated	4.56%
Equity and other	1.02%

Total investments	100.00%

December 31, 2012
Industry Type	Percent of Total Investments at Fair Value
Software	24.92%
Education	15.17%
Healthcare Services	14.52%
Business Services	14.49%
Federal Services	9.64%
Consumer Services	4.21%
Media	3.44%
Distribution	2.89%
Healthcare Products	2.75%
Logistics	2.34%
Industrial Services	1.42%
Retail	1.23%
Healthcare Information Technology	1.04%
Energy	1.02%
Information Technology	0.68%
Power Generation	0.24%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments

December 31, 2011

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Funded Debt Investments — Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Stratus Technologies Bermuda Ltd. / Stratus Technologies, Inc.
Information Technology	First lien(2)	12.00%	3/29/2015	$6,827,000	$6,490,139	$6,212,570	1.48%

Total Funded Debt Investments — Bermuda				$6,827,000	$6,490,139	$6,212,570	1.48%

Funded Debt Investments — United States
Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)
Software	First lien(3)	6.50% (Base Rate + 5.00%)	4/27/2017	$13,825,000	$13,703,238	$13,583,062
	Second lien(2)	9.50% (Base Rate + 8.00%)	10/27/2017	20,000,000	19,669,018	19,200,000

				33,825,000	33,372,256	32,783,062	7.80%

Decision Resources, LLC
Business Services	First lien(3)	7.00% (Base Rate + 5.50%)	12/28/2016	17,820,000	17,588,508	17,196,300
	Second lien(2)	9.50% (Base Rate + 8.00%)	5/7/2018	14,500,000	14,368,204	14,282,500

				32,320,000	31,956,712	31,478,800	7.48%

Lawson Software, Inc. (fka SoftBrands, Inc.)
Software	First lien(3)	6.75% (Base Rate + 5.25%)	7/5/2017	18,703,125	18,001,977	18,305,684
	Subordinated(2)	11.50%	7/15/2018	13,500,000	12,329,105	13,162,500

				32,203,125	30,331,082	31,468,184	7.47%

Meritas Schools Holdings, LLC
Education	First lien(3)	7.50% (Base Rate + 6.00%)	7/29/2017	9,500,000	9,409,890	9,357,500
	Second lien(2)	11.50% (Base Rate + 10.00%)	1/29/2018	20,000,000	19,712,425	19,650,000

				29,500,000	29,122,315	29,007,500	6.89%

Global Knowledge Training LLC
Education	First lien(3)	6.50% (Base Rate + 5.00%)	4/21/2017	4,867,647	4,796,665	4,794,632
	Second lien(2)	11.50% (Base Rate + 9.75%)	10/21/2018	24,250,000	23,764,101	23,755,300

				29,117,647	28,560,766	28,549,932	6.79%

Managed Health Care Associates, Inc.
Healthcare Services	First lien(2)	3.55% (Base Rate + 3.25%)	8/1/2014	15,467,673	12,941,252	14,462,274
	Second lien(2)	6.80% (Base Rate + 6.50%)	2/1/2015	15,000,000	11,950,542	13,950,000

				30,467,673	24,891,794	28,412,274	6.76%

Insight Pharmaceuticals LLC
Healthcare Products	Second lien(2)	13.25% (Base Rate + 11.75%)	8/25/2017	25,000,000	24,037,614	24,875,000	5.92%
Renaissance Learning, Inc.
Education	Second lien(2)	12.00% (Base Rate + 10.50%)	10/19/2018	20,000,000	19,016,871	20,100,000	4.78%
Learning Care Group (US), Inc.
Education	First lien(2)	12.00%	4/27/2016	17,368,421	17,115,609	16,695,606
	Subordinated(2)	15.00% PIK*	6/30/2016	3,273,004	3,089,870	2,971,990

				20,641,425	20,205,479	19,667,596	4.68%

Transplace Texas, L.P.
Logistics	Second lien(2)	11.00% (Base Rate + 9.00%)	4/12/2017	20,000,000	19,514,617	19,500,000	4.64%
U.S. Healthworks Holding Company, Inc.
Healthcare Services	Second lien(2)	10.50% (Base Rate + 9.00%)	6/15/2017	20,000,000	19,719,547	19,500,000	4.64%
Unitek Global Services, Inc.
Business Services	First lien(2)	9.00% (Base Rate + 7.50%)	4/15/2018	19,850,000	19,312,984	19,440,594	4.62%
Ipreo Holdings LLC
Information Services	First lien(3)	8.00% (Base Rate + 6.50%)	8/5/2017	18,703,125	18,308,298	18,282,305	4.35%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)	10.00% (Base Rate + 8.00%)	12/31/2015	17,820,000	17,521,860	17,909,100	4.26%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(3)	7.00% (Base Rate + 5.50%)	4/21/2017	16,915,000	16,764,489	16,872,713	4.01%
SRA International, Inc.
Federal Services	First lien(3)	6.50% (Base Rate + 5.25%)	7/20/2018	17,433,389	16,624,324	16,416,447	3.90%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2011

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
OpenLink International, Inc.
Software	First lien(2)	7.75% (Base Rate + 6.25%)	10/30/2017	$15,000,000	$14,706,514	$15,056,250	3.58%
Volume Services America, Inc. (Centerplate)
Consumer Services	First lien(2)	10.50% (Base Rate + 8.50%)	9/16/2016	14,850,000	14,512,417	14,924,250	3.55%
SonicWALL, Inc.
Software	First lien(3)	8.27% (Base Rate + 6.19%)	1/23/2016	4,822,985	4,831,869	4,847,099
	Second lien(2)	12.00% (Base Rate + 10.00%)	1/23/2017	10,000,000	9,746,209	9,950,000

				14,822,985	14,578,078	14,797,099	3.52%

PODS, Inc.(6)
Consumer Services
PODS Funding Corp. II	First lien(2)	8.50% (Base Rate + 7.00%)	11/29/2016	11,561,538	11,218,525	11,214,692
Storapod Holding Company, Inc.	Subordinated(2)	21.00% PIK*	11/29/2017	3,728,642	3,600,214	3,599,461

				15,290,180	14,818,739	14,814,153	3.52%

Triple Point Technology, Inc.
Software	First lien(3)	8.00% (Base Rate + 6.50%)	10/27/2017	14,500,000	13,932,051	14,536,250	3.46%
Virtual Radiologic Corporation
Healthcare Information Technology	First lien(3)	7.75% (Base Rate + 4.50%)	12/22/2016	14,889,987	14,704,271	14,108,263	3.36%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25%)	3/16/2018	15,000,000	14,746,132	13,818,750	3.29%
LANDesk Group, Inc.
Software	First lien(3)	7.00% (Base Rate + 5.25%)	3/28/2016	14,062,500	13,828,336	13,798,828	3.28%
Pacific Architects and Engineers Incorporated
Federal Services	First lien(3)	7.50% (Base Rate + 6.00%)	4/4/2017	14,100,000	13,848,322	13,677,000	3.25%
Smile Brands Group Inc.
Healthcare Services	First lien(3)	7.00% (Base Rate + 5.25%)	12/21/2017	12,337,594	12,173,547	12,329,883	2.93%
Mailsouth, Inc.
Media	First lien(3)	6.75% (Base Rate + 4.99%)	12/14/2016	11,910,000	11,756,172	11,731,350	2.79%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00%)	7/23/2017	12,000,000	11,893,985	11,640,000	2.77%
TravelCLICK, Inc. (fka TravelCLICK Acquisition Co.)
Information Services	First lien(3)	6.50% (Base Rate + 5.00%)	3/16/2016	11,401,313	11,208,577	11,344,306	2.70%
Merrill Communications LLC
Business Services	First lien(2)	7.50% (Base Rate + 5.50%)	12/24/2012	11,421,788	10,284,637	11,002,985	2.62%
Brickman Group Holdings, Inc.
Business Services	First lien(3)	7.25% (Base Rate + 5.50%)	10/14/2016	7,957,406	8,005,917	7,982,272
	Subordinated(2)	9.13%	11/1/2018	3,000,000	2,716,216	2,715,000

				10,957,406	10,722,133	10,697,272	2.54%

Immucor, Inc.
Healthcare Services	First lien(3)	7.25% (Base Rate + 5.75%)	8/19/2018	4,987,500	4,795,791	5,022,826
	Subordinated(2)(7)	11.13%	8/15/2019	5,000,000	4,937,575	5,200,000

				9,987,500	9,733,366	10,222,826	2.43%

CHG Companies, Inc.
Healthcare Services	Second lien(2)	11.25% (Base Rate + 9.50%)	4/7/2017	10,000,000	9,826,548	10,025,000	2.38%
Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25%)	10/29/2017	10,000,000	9,912,104	9,725,000	2.31%
Merge Healthcare Inc.**
Healthcare Services	First lien(2)(7)	11.75%	5/1/2015	9,000,000	8,879,303	9,585,000	2.28%
Porex Corporation
Specialty Chemicals and Materials	First lien(3)	6.75% (Base Rate + 5.25%)	3/31/2015	9,573,968	9,449,821	9,430,359	2.24%
Sunquest Information Systems, Inc. (Misys Hospital Systems, Inc.)
Healthcare Services	Second lien(2)	9.75% (Base Rate + 8.50%)	6/16/2017	9,000,000	8,840,688	8,910,000	2.12%
Mach Gen, LLC
Power Generation	Second lien(2)	8.03% PIK (Base Rate + 7.50%)*	2/22/2015	12,063,894	9,966,951	8,609,943	2.05%
Research Pharmaceutical Services, Inc.
Healthcare Services	First lien(3)	6.75% (Base Rate + 5.24%)	2/18/2017	7,453,125	7,354,306	7,192,266	1.71%
Airvana Network Solutions Inc.
Software	First lien(2)	10.00% (Base Rate + 8.00%)	3/25/2015	7,009,524	6,895,616	7,044,571	1.68%
Surgery Center Holdings, Inc.
Healthcare Services	First lien(3)	6.50% (Base Rate + 5.00%)	2/6/2017	6,947,500	6,916,695	6,478,544	1.54%
Alion Science and Technology Corporation
Federal Services	First lien(2)(7)	10.00% + 2.00% PIK*	11/1/2014	6,195,238	5,613,308	5,555,066	1.32%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2011

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Datatel, Inc.
Software	Second lien(2)	8.75% (Base Rate + 7.25%)	2/19/2018	$5,000,000	$4,977,238	$5,150,000	1.22%
Ozburn-Hessey Holding Company LLC
Logistics	Second lien(2)	11.50% (Base Rate + 9.50%)	10/8/2016	6,000,000	5,892,802	5,110,002	1.22%
Asurion, LLC (fka Asurion Corporation)
Business Services	Second lien(2)	9.00% (Base Rate + 7.50%)	5/24/2019	5,000,000	4,976,820	4,950,000	1.18%
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)
Healthcare Services	First lien(3)	6.25% (Base Rate + 5.00%)	12/5/2018	4,894,921	4,864,327	4,888,802	1.16%
Fibertech Networks, LLC (fka Firefox Merger Sub, LLC)
Telecommunication	First lien(3)	6.75% (Base Rate + 5.00%)	11/30/2016	4,897,632	4,835,069	4,873,144	1.16%
LVI Services Inc.
Industrial Services	First lien(2)	9.25% (Base Rate + 7.50%)	3/31/2014	5,120,334	4,474,056	3,725,043	0.89%
ATI Acquisition Company (fka Ability Acquisition, Inc.)
Education	First lien(2)	12.25% (Base Rate + 5.00% + 4.00% PIK)(5)*	12/30/2014	4,477,810	4,351,747	783,617
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)*	6/30/2012	91,696	91,696	91,696
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)*	6/30/2012	1,484,370	1,484,370	1,484,370

				6,053,876	5,927,813	2,359,683	0.56%

Total Funded Debt Investments — United States				$720,537,649	$696,311,750	$696,375,395	165.60%

Total Funded Debt Investments				$727,364,649	$702,801,889	$702,587,965	167.08%

Equity — Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Information Technology	Ordinary shares(2)	—	—	144,270	$65,123	$29,881
	Preferred shares(2)	—	—	32,830	14,819	6,800

					79,942	36,681	0.01%

Total Shares — Bermuda					$79,942	$36,681	0.01%

Equity — United States
Global Knowledge Training LLC
Education	Ordinary shares(2)	—	—	2	$2,109	$2,109
	Preferred shares(2)	—	—	2,423	2,422,891	2,422,891

					2,425,000	2,425,000	0.58%

Total Shares — United States					$2,425,000	$2,425,000	0.58%

Total Shares					$2,504,942	$2,461,681	0.59%

Warrants — United States
Alion Science and Technology Corporation
Federal Services	Warrants(2)	—	—	6,000	$292,851	$244,237	0.06%
PODS, Inc.(6)
Storapod Holding Company, Inc.
Consumer Services	Warrants(2)	—	—	298,398	129,181	129,181	0.03%
Learning Care Group (US), Inc.
Education	Warrants(2)	—	—	844	193,850	14,372	0.00%

Total Warrants					$615,882	$387,790	0.09%

Total Funded Investments					$705,922,713	$705,437,436	167.76%

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2011

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Unfunded Debt Investments — United States
Datatel, Inc.
Software	Subordinated — Bridge(2)(8)	—	12/13/2012	$20,000,000	$—	$—	0.00%
Physio-Control International, Inc.
Healthcare Products	First lien — Bridge(2)(8)	—	—	15,000,000	—	—	0.00%
ATI Acquisition Company (fka Ability Acquisition, Inc.)
Education	First lien(2)(8) — Undrawn	—	1/1/2012	39,947	—	—
	First lien(2)(8) — Undrawn	—	1/1/2012	865	—	—

				40,812	—	—	0.00%

PODS, Inc.(6)
Consumer Services
PODS Funding Corp. II	First lien(2)(8) — Undrawn	—	11/29/2016	3,438,462	(103,154)	(103,154)
Storapod Holding Company, Inc.	Subordinated(2)(8) — Undrawn	—	11/29/2017	771,358	—	—

				4,209,820	(103,154)	(103,154)	(0.03)%

RGIS Services, LLC
Business Services	First lien(2)(9) — Undrawn	—	4/30/2013	5,000,000	(2,850,000)	(293,850)	(0.07)%
Education Management LLC**
Education	First lien(2)(9) — Undrawn	—	6/1/2012	3,000,000	(1,215,000)	(330,000)	(0.08)%
Kronos Incorporated
Software	First lien(2)(9) — Undrawn	—	6/11/2013	4,198,500	(629,775)	(356,872)	(0.08)%
Advantage Sales & Marketing Inc.
Business Services	First lien(2)(9) — Undrawn	—	12/17/2015	10,500,000	(1,260,000)	(840,000)	(0.20)%

Total Unfunded Debt Investments				$61,949,132	$(6,057,929)	$(1,923,876)	(0.46)%

Total Investments					$699,864,784	$703,513,560	167.30%

(1)
New Mountain Finance Holdings, L.L.C. (the "Operating Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
The Holdings Credit Facility is collateralized by the indicated investments.

(3)
The SLF Credit Facility is collateralized by the indicated investments.

(4)
The Operating Company holds investments in two related entities of Stratus Technologies Bermuda Holdings, Ltd. ("Stratus Holdings"). The Operating Company directly holds ordinary and preferred equity in Stratus Holdings and has a credit investment in the joint issuers of Stratus Technologies Bermuda Ltd. ("Stratus Bermuda") and Stratus Technologies, Inc. ("Stratus U.S."), collectively, the "Stratus Notes". Stratus U.S. is a wholly-owned subsidiary of Stratus Bermuda, which in turn is a wholly-owned subsidiary of Stratus Holdings. Stratus Holdings is the parent guarantor of the credit investment of the Stratus Notes.

(5)
Investment is on non-accrual status.

(6)
New Mountain Finance Holdings, L.L.C. (the "Operating Company") holds investments in two related entities of PODS, Inc. The Operating Company directly holds warrants in Storapod Holding Company, Inc. ("Storapod") and has a credit investment in Storapod through Storapod WCF II Limited ("Storapod WCF II"). Storapod WCF II is a special purpose entity used to enter into a Shari'ah- compliant financing arrangement with Storapod. Additionally, the Operating Company has a credit investment in PODS Funding Corp. II ("PODS II"). PODS, Inc. is a wholly-owned subsidiary of PODS Holding, Inc., which in turn is a majority- owned subsidiary of Storapod. PODS II is a special purpose entity used to enter into a Shari'ah-compliant financing arrangement with PODS, Inc. and its subsidiary, PODS Enterprises, Inc.

(7)
Securities are registered under the Securities Act.

(8)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of the bridge facility, delayed draw or other future funding commitments.

(9)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that the Operating Company deems to be "non- qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Operating Company's total assets at the time of acquisition of any additional non- qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

December 31, 2011
Investment Type	Percent of Total Investments at Fair Value
First lien	58.32%
Second lien	37.34%
Subordinated	3.93%
Equity and other	0.41%

Total investments	100.00%

December 31, 2011
Industry Type	Percent of Total Investments at Fair Value
Software	22.12%
Healthcare Services	16.71%
Education	14.47%
Business Services	10.86%
Federal Services	10.05%
Consumer Services	4.23%
Information Services	4.21%
Healthcare Products	3.54%
Logistics	3.50%
Industrial Services	2.49%
Healthcare Information Technology	2.01%
Media	1.67%
Specialty Chemicals and Materials	1.34%
Power Generation	1.22%
Information Technology	0.89%
Telecommunication	0.69%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Statement of Assets and Liabilities

	December 31, 2012	December 31, 2011
Assets
Investment in New Mountain Finance Holdings, L.L.C., at fair value (cost of $335,729,511 and $144,355,856, respectively)	$341,925,716	$145,486,821
Distribution receivable from New Mountain Finance Holdings, L.L.C.	3,405,675	—

Total assets	$345,331,391	$145,486,821

Liabilities
Dividends payable	3,405,675	—

Total liabilities	3,405,675	—

Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share 100,000,000 shares authorized, and 24,326,251 and 10,697,691 shares issued and outstanding, respectively	243,263	106,977
Paid in capital in excess of par	335,486,248	144,248,879
Accumulated undistributed net realized gains	951,760	286,307
Net unrealized appreciation (depreciation)	5,244,445	844,658

Total net assets	$341,925,716	$145,486,821

Total liabilities and net assets	$345,331,391	$145,486,821

Number of shares outstanding	24,326,251	10,697,691
Net asset value per share	$14.06	$13.60

The accompanying notes are an integral part of these financial statements.

New Mountain Finance Corporation

Statement of Operations

	Year ended December 31, 2012	From May 19, 2011 (commencement of operations) to December 31, 2011
Net investment income allocated from New Mountain Finance Holdings, L.L.C.
Interest income	$36,439,454	$13,436,693
Dividend income	454,635	—
Other income	616,465	231,919
Total expenses	(17,718,744)	(5,323,309)

Net investment income allocated from New Mountain Finance Holdings, L.L.C.	19,791,810	8,345,303
Net realized and unrealized gain (loss) allocated from New Mountain Finance Holdings, L.L.C.
Net realized gains on investments	7,592,407	1,141,018
Net change in unrealized appreciation (depreciation) of investments	4,495,125	(5,375,862)

Net realized and unrealized gain (loss) allocated from New Mountain Finance Holdings, L.L.C.	12,087,532	(4,234,844)

Total net increase in net assets resulting from operations allocated from New Mountain Finance Holdings, L.L.C.	31,879,342	4,110,459

Net change in unrealized (depreciation) appreciation of investment in New Mountain Finance Holdings, L.L.C.	(95,338)	6,220,520
Net increase in net assets resulting from operations	$31,784,004	$10,330,979

Basic earnings per share	$2.14	$0.97
Weighted average shares of common stock outstanding — basic (See Note 12)	14,860,838	10,697,691
Diluted earnings per share	$2.18	$0.38
Weighted average shares of common stock outstanding — diluted (See Note 12)	34,011,738	30,919,629

The accompanying notes are an integral part of these financial statements.

New Mountain Finance Corporation

Statement of Changes in Net Assets

	Year ended December 31, 2012	From May 19, 2011 (commencement of operations) to December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	$19,791,810	$8,345,303
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.	7,592,407	1,141,018
Net change in unrealized appreciation (depreciation) of investments allocated from New Mountain Finance Holdings, L.L.C.	4,495,125	(5,375,862)
Net change in unrealized (depreciation) appreciation of investment in New Mountain Finance Holdings, L.L.C.	(95,338)	6,220,520

Net increase in net assets resulting from operations	31,784,004	10,330,979

Capital transactions
Net proceeds from shares sold	133,428,296	129,864,996
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	(323,966)	(3,998,597)
Value of shares issued for exchanged units	56,314,355	18,489,457
Dividends declared	(26,718,764)	(9,200,014)
Reinvestment of dividends	1,954,970	—

Total net increase in net assets resulting from capital transactions	164,654,891	135,155,842

Net increase in net assets	196,438,895	145,486,821
Net assets at the beginning of the period	145,486,821	—

Net assets at the end of the period	341,925,716	$145,486,821

The accompanying notes are an integral part of these financial statements.

New Mountain Finance Corporation

Statement of Cash Flows

	Year ended December 31, 2012	From May 19, 2011 (commencement of operations) to December 31, 2011
Cash flows from operating activities:
Net increase in net assets resulting from operations	$31,784,004	$10,330,979
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash used in operating activities:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	(19,791,810)	(8,345,303)
Net realized and unrealized (gains) losses allocated from New Mountain Finance Holdings, L.L.C.	(12,087,532)	4,234,844
Net change in unrealized depreciation (appreciation) of investment in New Mountain Finance Holdings, L.L.C.	95,338	(6,220,520)
(Increase) decrease in operating assets:
Purchase of investment	(133,428,296)	(129,864,996)
Distributions from New Mountain Finance Holdings, L.L.C.	23,313,089	9,200,014

Net cash flows (used in) provided by operating activities	(110,115,207)	(120,664,982)

Cash flows from financing activities:
Net proceeds from shares sold	133,428,296	129,864,996
Dividends paid	(23,313,089)	(9,200,014)

Net cash flows provided by financing activities	110,115,207	120,664,982

Net increase (decrease) in cash and cash equivalents	—	—
Cash and cash equivalents at the beginning of the period	—	—

Cash and cash equivalents at the end of the period	$—	$—

Non-cash operating activities:
Distribution receivable from New Mountain Finance Holdings, L.L.C.	$3,405,675	$—
Non-cash financing activities:
Dividends declared and payable	$(3,405,675)	$—
New Mountain Guardian Partners, L.P. exchange of New Mountain Finance Holdings, L.L.C. units for shares	—	18,489,457
New Mountain Finance AIV Holdings Corporation exchange of New Mountain Finance Holdings, L.L.C. units for shares	56,314,355	—
Value of shares issued in connection with dividend reinvestment plan	1,954,970	—
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	(323,966)	(3,998,597)

The accompanying notes are an integral part of these financial statements.

New Mountain Finance AIV Holdings Corporation

Statement of Assets and Liabilities

	December 31, 2012	December 31, 2011
Assets
Investment in New Mountain Finance Holdings, L.L.C., at fair value (cost of $244,014,729 and $290,847,952, respectively)	$228,012,847	$275,014,997
Distribution receivable from New Mountain Finance Holdings, L.L.C.	7,786,530	—

Total assets	$235,799,377	$275,014,997

Liabilities
Dividends payable	7,786,530	—

Total liabilities	7,786,530	—

Net assets
Common stock, par value $0.01 per share 100 shares issued and outstanding	1	1
Paid in capital in excess of par	244,014,728	292,383,201
Distributions in excess of net realized gains	(6,676,197)	(994,034)
Net unrealized depreciation	(9,325,685)	(16,374,171)

Total net assets	$228,012,847	$275,014,997

Total liabilities and net assets	$235,799,377	$275,014,997

The accompanying notes are an integral part of these financial statements.

New Mountain Finance AIV Holdings Corporation

Statement of Operations

	Year ended December 31, 2012	From May 19, 2011 (commencement of operations) to December 31, 2011
Net investment income allocated from New Mountain Finance Holdings, L.L.C.
Interest income	$47,206,457	$25,399,498
Dividend income	357,165	—
Other income	711,835	438,399
Total expenses	(22,849,787)	(10,062,692)

Net investment income allocated from New Mountain Finance Holdings, L.L.C.	25,425,670	15,775,205
Net realized and unrealized gain (loss) allocated from New Mountain Finance Holdings, L.L.C.
Net realized gains on investments	11,258,832	2,156,878
Net change in unrealized appreciation (depreciation) of investments	5,432,649	(10,162,038)

Net realized and unrealized gain (loss) allocated from New Mountain Finance Holdings, L.L.C.	16,691,481	(8,005,160)

Total net increase in net assets resulting from operations allocated from New Mountain Finance Holdings, L.L.C.	42,117,151	7,770,045

Net realized gains on investment in New Mountain Finance Holdings, L.L.C.	381,614	—
Net change in unrealized appreciation (depreciation) on investment in New Mountain Finance Holdings, L.L.C.	1,615,837	(6,212,133)
Net increase in net assets resulting from operations	$44,114,602	$1,557,912

The accompanying notes are an integral part of these financial statements.

New Mountain Finance AIV Holdings Corporation

Statement of Changes in Net Assets

	Year ended December 31, 2012	From May 19, 2011 (commencement of operations) to December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	$25,425,670	$15,775,205
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.	11,258,832	2,156,878
Net change in unrealized appreciation (depreciation) of investments allocated from New Mountain Finance Holdings, L.L.C.	5,432,649	(10,162,038)
Net realized gains on investment in New Mountain Finance Holdings, L.L.C.	381,614	—
Net change in unrealized appreciation (depreciation) on investment in New Mountain Finance Holdings, L.L.C.	1,615,837	(6,212,133)

Net increase in net assets resulting from operations	44,114,602	1,557,912

Capital transactions
Distribution to New Mountain Guardian AIV, L.P.	(58,216,467)	—
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	(240,771)	(7,558,581)
Contributions from exchanged shares	—	298,406,533
Dividends declared	(32,659,514)	(17,390,867)

Total net (decrease) increase in net assets resulting from capital transactions	(91,116,752)	273,457,085

Net (decrease) increase in net assets	(47,002,150)	275,014,997
Net assets at the beginning of the period	275,014,997	—

Net assets at the end of the period	$228,012,847	$275,014,997

The accompanying notes are an integral part of these financial statements.

New Mountain Finance AIV Holdings Corporation

Statement of Cash Flows

	Year ended December 31, 2012	From May 19, 2011 (commencement of operations) to December 31, 2011
Cash flows from operating activities:
Net increase in net assets resulting from operations	$44,114,602	$1,557,912
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash used in operating activities:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	(25,425,670)	(15,775,205)
Net realized and unrealized (gains) losses allocated from New Mountain Finance Holdings, L.L.C.	(16,691,481)	8,005,160
Net realized gains on investment in New Mountain Finance Holdings, L.L.C.	(381,614)	—
Net change in unrealized (appreciation) depreciation on investment in New Mountain Finance Holdings, L.L.C.	(1,615,837)	6,212,133
(Increase) decrease in operating assets:
Distributions from New Mountain Finance Holdings, L.L.C.	24,872,984	17,390,867

Net cash flows used in operating activities	24,872,984	17,390,867

Cash flows from financing activities:
Net proceeds from shares sold	58,216,467	—
Distribution to New Mountain Guardian AIV, L.P.	(58,216,467)	—
Dividends paid	(24,872,984)	(17,390,867)

Net cash flows (used in) provided by financing activities	(24,872,984)	(17,390,867)

Net increase (decrease) in cash and cash equivalents	—	—
Cash and cash equivalents at the beginning of the period	—	—

Cash and cash equivalents at the end of the period	$—	$—

Non-cash operating activities:
Distribution receivable from New Mountain Finance Holdings, L.L.C.	$7,786,530	$—
Non-cash financing activities:
Dividends declared and payable	$(7,786,530)	$—
New Mountain Guardian AIV, L.P. contribution of New Mountain Finance Holdings, L.L.C units for shares of New Mountain Finance AIV Holdings, L.L.C.	—	298,406,533
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	(240,771)	(7,558,581)

The accompanying notes are an integral part of these financial statements.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation

December 31, 2012

          The information in these combined notes to the financial statements relates to each of the three separate registrants: New Mountain Finance Holdings, L.L.C., New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation (collectively, "we", "us", "our" or the "Companies"). Information that relates to an individual registrant will be specifically referenced by the respective company. None of the Companies makes any representation as to the information related solely to the other registrants other than itself.

Note 1. Formation and Business Purpose

          New Mountain Finance Holdings, L.L.C. (the "Operating Company" or the "Master Fund") is a Delaware limited liability company. The Operating Company is externally managed and has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, the Operating Company is obligated to comply with certain regulatory requirements. The Operating Company intends to be treated as a partnership for federal income tax purposes for so long as it has at least two members.

          The Operating Company is externally managed by New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser"). New Mountain Finance Administration, L.L.C. (the "Administrator") provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital (defined as New Mountain Capital Group, L.L.C. and its affiliates). New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling approximately $9.0 billion as of December 31, 2012. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. The Operating Company, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of New Mountain Guardian AIV, L.P. ("Guardian AIV") by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments. New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries, are defined as the "Predecessor Entities".

          New Mountain Finance Corporation ("NMFC") is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code").

          New Mountain Finance AIV Holdings Corporation ("AIV Holdings") is a Delaware corporation that was originally incorporated on March 11, 2011. Guardian AIV, a Delaware limited partnership, is AIV Holdings' sole stockholder. AIV Holdings is a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. As such, AIV

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 1. Formation and Business Purpose (Continued)

Holdings is obligated to comply with certain regulatory requirements. AIV Holdings has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under the Code.

          On May 19, 2011, NMFC priced its initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the limited partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, the Operating Company owns all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

          NMFC and AIV Holdings are holding companies with no direct operations of their own, and their sole asset is their ownership in the Operating Company. NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of the Operating Company, pursuant to which NMFC and AIV Holdings were admitted as members of the Operating Company. NMFC acquired from the Operating Company, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of the Operating Company (the number of units are equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of the Operating Company equal to the number of shares of common stock of NMFC issued to the limited partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of the Operating Company prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in the Operating Company. Guardian AIV contributed its units in the Operating Company to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings has the right to exchange all or any portion of its units in the Operating Company for shares of NMFC's common stock on a one-for-one basis at anytime.

          Since NMFC's IPO, and through December 31, 2012, NMFC raised $133,428,296 in net proceeds from additional offerings of common stock and issued shares valued at $56,314,355 to AIV Holdings for exchanged units. NMFC acquired from the Operating Company units of the Operating Company equal to the number of shares of NMFC's common stock sold in the additional offerings.

          The current structure was designed to generally prevent NMFC and its stockholders from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings and its stockholders. The result is that any distributions made to NMFC's stockholders that are attributable to such gains generally will not be treated as taxable dividends but rather as return of capital.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 1. Formation and Business Purpose (Continued)

          The diagram below depicts the Companies' organizational structure as of December 31, 2012.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
These common membership units are exchangeable into shares of NMFC common stock on a one-for-one basis.

          The Operating Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the Operating Company's investments may also include equity interests. The primary focus

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 1. Formation and Business Purpose (Continued)

is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

Note 2. Summary of Significant Accounting Policies

          Basis of accounting — The Companies' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Operating Company consolidates its wholly-owned subsidiary, New Mountain Finance SPV Funding, L.L.C. ("NMF SLF"). NMFC and AIV Holdings do not consolidate the Operating Company. NMFC and AIV Holdings apply investment company master-feeder financial statement presentation, as described in Accounting Standards Codification 946, Financial Services — Investment Companies, ("ASC 946") to their interest in the Operating Company. NMFC and AIV Holdings observe that it is industry practice to follow the presentation prescribed for a master fund-feeder fund structure in ASC 946 in instances in which a master fund is owned by more than one feeder fund and that such presentation provides stockholders of NMFC and AIV Holdings with a clearer depiction of their investment in the Master Fund.

          The Companies' financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Operating Company's portfolio investments are not consolidated in the financial statements. Prior to the IPO, an affiliate of the Predecessor Entities paid a majority of the management and incentive fees. Historical operating expenses do not reflect the allocation of certain professional fees, administrative and other expenses that have been incurred following the completion of the IPO. Accordingly, the Operating Company's historical operating expenses are not comparable to its operating expenses after the completion of the IPO.

          The Companies' financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Articles 6 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements have been included.

          Investments — The Operating Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Operating Company's Consolidated Statements of Assets, Liabilities and Members' Capital at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Operating Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments" and realizations on portfolio investments reflected in the Operating Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

          The Operating Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Operating Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Operating Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Operating Company looks at the number of quotes readily available and performs the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

    b.
    Preliminary valuation conclusions will then be documented and discussed with the Operating Company's senior management;

    c.
    If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Operating Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Companies' board of directors; and

    d.
    When deemed appropriate by the Operating Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Operating Company's investments may fluctuate from period to period and the fluctuations could be material.

          NMFC and AIV Holdings are holding companies with no direct operations of their own, and their sole asset is their ownership in the Operating Company. NMFC's and AIV Holdings' investments in the Operating Company are carried at fair value and represent the respective pro-rata interest in the net assets of the Operating Company as of the applicable reporting date. NMFC and AIV Holdings value their ownership interest on a quarterly basis, or more frequently if required under the 1940 Act.

          See Note 3, Investments, for further discussion relating to investments.

          Cash and cash equivalents — Cash and cash equivalents include cash and short-term, highly liquid investments. The Companies define cash equivalents as securities that are readily convertible into known amounts of cash and so near maturity that there is insignificant risk of changes in value. Generally, these securities have original maturities of three months or less.

Revenue recognition

          The Operating Company's revenue recognition policies are as follows:

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Operating Company has loans in the portfolio that contain a payment-in-kind ("PIK") provision. PIK represents interest that is accrued and recorded as interest income at the contractual rates, added to the loan principal on the respective capitalization dates, and generally due at maturity.

          Non-accrual income:    Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest is generally reversed when a loan is placed on non-accrual status. Previously capitalized PIK interest is not reversed when an investment is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees and other miscellaneous fees received. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Operating Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Operating Company for providing such commitments.

          NMFC's and AIV Holdings' revenue recognition policies are as follows:

          Revenue, expenses, and capital gains (losses):    At each quarterly valuation date, the Operating Company's investment income, expenses, net realized gains (losses), and net increase (decrease) in unrealized appreciation (depreciation) are allocated to NMFC and AIV Holdings based on their pro-rata interest in the net assets of the Operating Company. This is recorded on NMFC's and AIV Holdings' Statements of Operations. Realized gains and losses are recorded upon sales of NMFC's and AIV Holdings' investments in the Operating Company. Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. is the difference between the net asset value per share and the closing price per share for shares issued as part of the dividend reinvestment plan on the dividend payment date. This net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. includes the unrealized appreciation (depreciation) from the IPO. NMFC used the proceeds from its IPO and Concurrent Private Placement to purchase units in the Operating Company at $13.75 per unit (its IPO price per share). At the IPO date, $13.75 per unit represented a discount to the actual net asset value per unit of the Operating Company. As a result, NMFC experienced immediate unrealized appreciation on its investment in the Operating Company. Concurrently, AIV Holdings experienced immediate unrealized depreciation on its investment in the Operating Company equal

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

to the difference between NMFC's IPO price of $13.75 per unit and the actual net asset value per unit.

          All expenses, including those of NMFC and AIV Holdings, are paid and recorded by the Operating Company. Expenses are allocated to NMFC and AIV Holdings based on pro-rata ownership interest. In addition, the Operating Company paid all of the offering costs related to the IPO and subsequent offerings. NMFC and AIV Holdings have recorded their portion of the offering costs as a direct reduction to net assets and the cost of their investment in the Operating Company.

          With respect to the expenses incident to any registration of shares of NMFC's common stock issued in exchange for AIV Holdings' units of the Operating Company, AIV Holdings is directly responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration expenses.

          Interest and other credit facility expenses — Interest and other credit facility fees are recorded on an accrual basis by the Operating Company. See Note 7, Borrowing Facilities, for details.

          Deferred credit facility costs — The deferred credit facility costs of the Operating Company consist of capitalized expenses related to the origination and amending of the Operating Company's existing credit facilities. The Operating Company amortizes these costs into expense using the straight-line method over the stated life of the related credit facility. See Note 7, Borrowing Facilities, for details.

          Income taxes — The Operating Company is treated as a partnership for federal income tax purposes. Accordingly, no provision for income taxes has been made in the accompanying financial statements, as the partners are individually responsible for reporting income or loss based on their respective share of the revenues and expenses. The Operating Company files United States ("U.S.") federal, state, and local income tax returns.

          NMFC and AIV Holdings have elected to be treated, and intend to comply with the requirements to qualify annually, as RICs under subchapter M of the Code. As RICs, NMFC and AIV Holdings are not subject to federal income tax on the portion of taxable income and gains timely distributed to stockholders; therefore, no provision for income taxes has been recorded.

          To continue to qualify as RICs, NMFC and AIV Holdings are required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of their respective investment company taxable income, as defined by the Code. Since federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

          For federal income tax purposes, distributions paid to stockholders of NMFC and AIV Holdings are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

          NMFC and AIV Holdings will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless NMFC and AIV Holdings distribute, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of their respective net ordinary income earned for the calendar year and (2) 98.2% of their respective capital gain net income for the one-year period ending October 31 in the calendar year.

          The Companies have adopted the Income Taxes topic of the Codification ("ASC 740"). ASC 740 provides guidance for how uncertain income tax positions should be recognized, measured, and disclosed in the financial statements. Based on their analyses, the Companies have determined that there were no material uncertain income tax positions through December 31, 2012. The 2011 and 2012 tax years remain subject to examination by the U.S. federal, state, and local tax authorities.

          Dividends — Distributions to common unit holders of the Operating Company and common stockholders of NMFC and AIV Holdings are recorded on the record date as set by the respective board of directors. In order for NMFC and AIV Holdings to pay a dividend or other distribution to holders of their common stock, it must be accompanied by a prior distribution by the Operating Company to all of its unit holders. The Operating Company intends to make distributions to its unit holders that will be sufficient to enable NMFC and AIV Holdings to pay quarterly distributions to their stockholders and to obtain and maintain their status as RICs. NMFC and AIV Holdings intend to distribute approximately all of their portion of the Operating Company's adjusted net investment income (see Note 5, Agreements) on a quarterly basis and substantially all of their portion of the Operating Company's taxable income on an annual basis, except that NMFC may retain certain net capital gains for reinvestment.

          Under certain circumstances, the distributions that the Operating Company makes to its members may not be sufficient for AIV Holdings to satisfy the annual distribution requirement necessary for AIV Holdings to continue to qualify as a RIC. In that case, it is expected that Guardian AIV would consent to be treated as if it received distributions from AIV Holdings sufficient to satisfy the annual distribution requirement. Guardian AIV would be required to include the consent dividend in its taxable income as a dividend from AIV Holdings, which would result in phantom (i.e., non-cash) taxable income to Guardian AIV. AIV Holdings intends to make quarterly distributions to Guardian AIV, its sole stockholder, out of assets legally available for distribution each quarter.

          The Operating Company and NMFC are required to take certain actions in order to maintain, at all times, a one-to-one ratio between the number of units held by NMFC and the number of shares of NMFC's common stock outstanding. NMFC has adopted a dividend reinvestment plan that provides on behalf of its stockholders for reinvestment of any distributions declared, unless a stockholder elects to receive cash. Cash distributions reinvested in additional shares of NMFC's common stock will be automatically reinvested by NMFC into additional units of the Operating

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

Company. In addition, AIV Holdings does not intend to reinvest any distributions received from the Operating Company in additional units of the Operating Company.

          NMFC applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is greater than 110.0% of the last determined net asset value of the shares, NMFC will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of NMFC's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices. If NMFC uses newly issued shares to implement the plan, NMFC will receive, on a one-for-one basis, additional units of the Operating Company in exchange for cash distributions that are reinvested in shares of NMFC's common stock under the dividend reinvestment plan.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, NMFC will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of NMFC's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of NMFC's stockholders have been tabulated.

          Foreign securities — The accounting records of the Operating Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Operating Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Operating Company's Consolidated Statements of Operations.

          Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Operating Company and cannot be predicted.

          Use of estimates — The preparation of the Companies' financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Companies' financial statements and the reported

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

Note 3. Investments

          At December 31, 2012 the Operating Company's investments consisted of the following:

Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$496,931,128	$493,502,112
Second lien	433,828,444	441,072,979
Subordinated	43,097,106	45,148,051
Equity and other	2,386,385	10,096,471

Total investments	$976,243,063	$989,819,613

Investment Cost and Fair Value by Industry

	Cost	Fair Value
Software	$241,743,119	$246,695,383
Education	155,046,293	150,151,802
Healthcare Services	139,370,131	143,723,226
Business Services	140,424,105	143,418,676
Federal Services	95,150,094	95,428,486
Consumer Services	41,173,548	41,625,177
Media	26,582,408	34,000,508
Distribution	27,786,609	28,653,750
Healthcare Products	25,659,022	27,220,948
Logistics	23,532,775	23,180,000
Industrial Services	13,825,050	14,105,000
Retail	11,596,938	12,146,467
Healthcare Information Technology	14,550,421	10,291,719
Energy	9,852,254	10,072,072
Information Technology	6,475,982	6,710,656
Power Generation	3,474,314	2,395,743

Total investments	$976,243,063	$989,819,613

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 3. Investments (Continued)

          At December 31, 2011 the Operating Company's investments consisted of the following:

Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$407,538,564	$410,313,643
Second lien	262,532,416	262,701,495
Subordinated	26,672,980	27,648,951
Equity and other	3,120,824	2,849,471

Total investments	$699,864,784	$703,513,560

Investment Cost and Fair Value by Industry

	Cost	Fair Value
Software	$153,797,485	$155,642,372
Healthcare Services	113,200,121	117,544,595
Education	104,237,094	101,794,083
Business Services	73,143,286	76,435,801
Federal Services	70,665,154	70,674,563
Consumer Services	29,357,183	29,764,430
Information Services	29,516,875	29,626,611
Healthcare Products	24,037,614	24,875,000
Logistics	25,407,419	24,610,002
Industrial Services	19,220,188	17,543,793
Healthcare Information Technology	14,704,271	14,108,263
Media	11,756,172	11,731,350
Specialty Chemicals and Materials	9,449,821	9,430,359
Power Generation	9,966,951	8,609,943
Information Technology	6,570,081	6,249,251
Telecommunication	4,835,069	4,873,144

Total investments	$699,864,784	$703,513,560

          As of December 31, 2012, the Operating Company's original first lien position in ATI Acquisition Company remained on non-accrual status due to the inability of the portfolio company to service its interest payments for the quarter then ended and uncertainty about its ability to pay such amounts in the future. As of December 31, 2012, this first lien debt investment had a cost basis of $4,306,437, a fair value of zero and total unearned interest income of $653,414 for the year then ended. Additionally, the Operating Company's two super priority first lien debt investments in ATI Acquisition Company had a combined cost basis of $1,610,357 and a combined fair value of $752,251 as of December 31, 2012. Unrealized gains include a fee that the Operating Company

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 3. Investments (Continued)

would receive upon maturity of the two super priority first lien debt investments. During the third quarter of 2012, the Operating Company placed the super priority first lien positions on non-accrual status as well, resulting in total unearned interest income of $309,578 for the year ended December 31, 2012. As of December 31, 2012, the Operating Company's total investment in ATI Acquisition Company had an aggregate cost basis of $5,916,794 and an aggregate fair value of $752,251, putting the entire ATI Acquisition Company's positions on non-accrual status.

          As of December 31, 2011, the Operating Company's original first lien position in ATI Acquisition Company was put on non-accrual status due to the inability of the portfolio company to service its interest payment for the quarter then ended. As of December 31, 2011, this first lien debt investment had a cost basis of $4,351,747 and a fair value of $783,617 and total unearned interest income of $139,793 for the quarter and year then ended. Additionally, the Operating Company has two super priority first lien debt investments in ATI Acquisition Company with a combined cost basis and fair value of $1,576,066 as of December 31, 2011. Neither super priority first lien positions were on non-accrual status as of December 31, 2011. As of December 31, 2011, the Operating Company's total investment in ATI Acquisition Company had an aggregate cost basis of $5,927,813 and an aggregate fair value of $2,359,683.

          As of December 31, 2012, the Operating Company had unfunded commitments on revolving credit facilities and bridge facilities of $10,500,000 and $0, respectively. The Operating Company did not have any unfunded commitments in the form of a delayed draw or other future funding commitments as of December 31, 2012. Any unfunded commitments are disclosed on the Operating Company's Consolidated Schedules of Investments as of December 31, 2012.

          As of December 31, 2011, the Operating Company had unfunded commitments on revolving credit facilities and bridge facilities of $22,698,500 and $35,000,000, respectively. Additionally, the Operating Company had unfunded commitments in the form of a delayed draw or other future funding commitments of $4,250,632 as of December 31, 2011. These unfunded commitments are disclosed on the Operating Company's Consolidated Schedules of Investments as of December 31, 2011.

          Investment Risk Factor — First and second lien debt that the Operating Company invests in is entirely, or almost entirely, rated below investment grade or may be unrated. These loans are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such defaults could reduce the net asset value and income distributions of the Operating Company. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien loans. This illiquidity may make it more difficult to value the debt.

          Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and /or lower in lien priority. Subordinated debt is subject to the additional risk that the cash flow of the borrower and the

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 3. Investments (Continued)

property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

Note 4. Fair Value

          Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

            Level I — Quoted prices (unadjusted) are available in active markets for identical investments and the Operating Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Operating Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Operating Company holds a large position and a sale could reasonably impact the quoted price.

            Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

    •
    Quoted prices for similar assets or liabilities in active markets;

    •
    Quoted prices for identical or similar assets or liabilities in non- active markets (examples include corporate and municipal bonds, which trade infrequently);

    •
    Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

    •
    Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

            Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable (Levels I and II) and unobservable (Level III). Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs (Levels II and III) and unobservable inputs (Level III).

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 4. Fair Value (Continued)

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the quarter in which the reclassifications occur.

          The following table summarizes the levels in the fair value hierarchy that the Operating Company's portfolio investments fall into as of December 31, 2012:

	Total	Level I	Level II	Level III
First lien	$493,502,112	$—	$450,617,077	$42,885,035
Second lien	441,072,979	—	397,817,679	43,255,300
Subordinated	45,148,051	—	22,256,625	22,891,426
Equity and other	10,096,471	—	—	10,096,471

Total investments	$989,819,613	$—	$870,691,381	$119,128,232

          The following table summarizes the levels in the fair value hierarchy that the Operating Company's portfolio investments fall into as of December 31, 2011:

	Total	Level I	Level II	Level III
First lien	$410,313,643	$—	$377,172,906	$33,140,737
Second lien	262,701,495	—	214,296,195	48,405,300
Subordinated	27,648,951	—	21,077,500	6,571,451
Equity and other	2,849,471	—	—	2,849,471

Total investments	$703,513,560	$—	$612,546,601	$90,966,959

          The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2012, as well as the portion of appreciation (depreciation) included in

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 4. Fair Value (Continued)

income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Operating Company at December 31, 2012:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, December 31, 2011	$90,966,959	$33,140,737	$48,405,300	$6,571,451	$2,849,471
Total gains or losses included in earnings:
Net realized gains (losses) on investments	4,949,671	4,927,055	22,616	—	—
Net change in unrealized (depreciation) appreciation	(184,889)	(7,917,926)	(173,235)	(75,167)	7,981,439
Purchases, including capitalized PIK and revolver fundings	75,648,054	49,205,569	10,020,619	16,395,142	26,724
Proceeds from sales and paydowns of investments	(36,555,370)	(30,327,959)	(5,000,000)	—	(1,227,411)
Transfers into Level III(1)	20,347,220	19,880,972	—	—	466,248
Transfers out of Level III(1)	(36,043,413)	(26,023,413)	(10,020,000)	—	—

Fair value, December 31, 2012	$119,128,232	$42,885,035	$43,255,300	$22,891,426	$10,096,471

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Operating Company at the end of the period:	$3,689,725	$(4,215,928)	$(619)	$(75,167)	$7,981,439

(1)
As of December 31, 2012, the portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

          The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2011, as well as the portion of appreciation (depreciation) included in

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 4. Fair Value (Continued)

income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Operating Company at December 31, 2011:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, December 31, 2010	$30,255,961	$16,975,334	$—	$12,747,764	$532,863
Total gains or losses included in earnings:
Net realized gains (losses) on investments	1,353,118	—	—	1,353,118	—
Net change in unrealized (depreciation) appreciation	(951,089)	(910,688)	125,000	94,341	(259,742)
Purchases, including capitalized PIK and revolver fundings	105,375,018	31,503,140	67,255,300	4,040,228	2,576,350
Proceeds from sales and paydowns of investments	(12,199,593)	(535,593)	—	(11,664,000)	—
Transfers into Level III(1)	5,833,544	808,544	5,025,000	—	—
Transfers out of Level III(1)	(38,700,000)	(14,700,000)	(24,000,000)	—	—

Fair value, December 31, 2011	$90,966,959	$33,140,737	$48,405,300	$6,571,451	$2,849,471

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Operating Company at the end of the period:	$(1,144,620)	$(910,688)	$125,000	$(99,190)	$(259,742)

(1)
As of December 31, 2011, the portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

          Except as noted in the tables above, there were no other transfers in or out of Level I, II, or III during the years ended December 31, 2012 and December 31, 2011. Transfers into Level III occurred as quotations obtained through pricing services were not deemed representative of fair value as of the balance sheet date and such assets were internally valued. As quotations obtained through pricing services were substantiated through additional market sources, investments were transferred out of Level III. The Operating Company invests in revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 4. Fair Value (Continued)

          The Operating Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs.

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Operating Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Operating Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Operating Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Operating Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Operating Company will consider the pricing indicated by the external event to corroborate the private valuation.

          Market Based Approach:    The Operating Company typically estimates the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies. The Operating Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The Operating Company generally applies an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate portfolio company enterprise value. In applying the market based approach as of December 31, 2012, the Operating Company used a relevant EBITDA range of 4.00x to 12.90x for first lien debt investments, 4.50x to 8.00x for second lien debt investments and 5.50x and 8.50x for subordinated debt investments to determine the enterprise value of seven of its portfolio companies. The Operating Company believes this was a reasonable range in light of current comparable company trading levels and the specific companies involved.

          Income Based Approach:    The Operating Company also typically uses a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. In applying the income based approach as of December 31, 2012, the

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 4. Fair Value (Continued)

Operating Company used a discount range of 6.0% to 18.0% for first lien debt investments, 11.3% to 12.5% for second lien debt investments and 12.8% to 22.3% for subordinated debt investments to value seven of its portfolio companies.

          Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility and the SLF Credit Facility are representative of market. The carrying values of the Holdings Credit Facility and SLF Credit Facility approximate fair value as of December 31, 2012, as both facilities are continually monitored and examined by both the borrower and the lender. For the year ended December 31, 2012, both facilities were amended and restated to lower the applicable interest rate spread by 0.25% and to increase the maximum amount of revolving borrowings available under the respective facilities. The fair value of other financial assets and liabilities approximates their carrying value based on the short term nature of these items. The fair value disclosures discussed in this paragraph are considered Level III.

          Fair value risk factors — The Operating Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Operating Company's portfolio companies conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Operating Company's investments and/or on the fair value of the Operating Company's investments. The Operating Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a reduction in income to the Operating Company and thus the income of NMFC and AIV Holdings, and their corresponding fair valuations. Also, there may be risk associated with the concentration of investments in one geographic region or in certain industries. These events are beyond the control of the Operating Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Note 5. Agreements

          On May 19, 2011, NMFC entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of the Operating Company pursuant to which NMFC was admitted as a member of the Operating Company and agreed to acquire from the Operating Company a number of units of the Operating Company equal to the number of shares of common stock outstanding of NMFC. Additionally on May 19, 2011, in connection with the contribution by Guardian AIV of its units to AIV Holdings, AIV Holdings entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of the Operating Company pursuant to which AIV Holdings was also admitted as a member of the Operating Company.

          The Operating Company entered into an investment advisory and management agreement, as amended and restated (the "Investment Management Agreement") with the Investment Adviser. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Operating Company. For providing these services, the Investment Adviser receives a fee from the Operating Company, consisting of two components — a base management fee and an incentive fee.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 5. Agreements (Continued)

          The base management fee is calculated at an annual rate of 1.75% of the Operating Company's gross assets less (i) the borrowings under the SLF Credit Facility (as defined in Note 7, Borrowing Facilities) and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Operating Company's gross assets, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter.

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Operating Company's "Pre- Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Operating Company receives from portfolio companies) accrued during the calendar quarter, minus the Operating Company's operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, as amended and restated, with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred membership units (of which there are none as of December 31, 2012), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Operating Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Under GAAP, NMFC's IPO did not step-up the cost basis of the Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold or mature in the future. The Operating Company tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts Pre- Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on the Operating Company's investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". The Operating Company also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of the Operating Company's net assets at the end of the immediately preceding calendar quarter,

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 5. Agreements (Continued)

will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro- rated for any partial periods. The calculation of the Operating Company's incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Operating Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Operating Company's Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, the Operating Company accrues a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 5. Agreements (Continued)

          The following table summarizes the management fees and incentive fees incurred by the Operating Company for the years ended December 31, 2012, December 31, 2011 and December 31, 2010.

	Years ended December 31,
	2012	2011(1)	2010
Management fee	$11,109,053	$4,938,004	70,999	(3)
Incentive fee, excluding accrued capital gains incentive fees	11,537,066	3,522,330	—	(3)
Accrued capital gains incentive fees(2)	4,406,844	—	—	(3)

(1)
For the period from May 19, 2011 (effective date of the Investment Management Agreement) to December 31, 2011.

(2)
The accrued capital gains incentive fees would be paid by the Operating Company if the Operating Company ceased operations on December 31, 2012 and December 31, 2011, respectively, and liquidated its investments at the valuations as of the respective year ends. As of December 31, 2012 and December 31, 2011, no actual capital gains incentive fee was owed under the Investment Management Agreement, as cumulative net Adjusted Realized Capital Gains did not exceed cumulative Adjusted Unrealized Capital Depreciation.

(3)
The Investment Management Agreement was not in effect for the year ended December 31, 2010. As a result of the IPO on May 19, 2011, the Operating Company pays management fees and incentive fees under its Investment Management Agreement, which provides a different basis for the calculation of these fees as compared to amounts previously paid prior to the completion of the IPO. Prior to the IPO, an affiliate of the Predecessor Entities paid a majority of the management and incentive fees.

          The Operating Company's Consolidated Statements of Operations below are adjusted as if step-up in cost basis to fair market value had occurred at the IPO date, May 19, 2011.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 5. Agreements (Continued)

          The following Statement of Operations for the year ended December 31, 2012 is adjusted to reflect this step-up to fair market value.

	Year ended December 31, 2012	Adjustments	Adjusted year ended December 31, 2012
Investment income
Interest income	$83,645,911	$(3,476,058)	$80,169,853
Dividend income	811,800	—	811,800
Other income	1,328,300	—	1,328,300

Total investment income	85,786,011	(3,476,058)	82,309,953

Total expenses pre-incentive fee	24,624,621	—	24,624,621

Pre-Incentive Fee Net Investment Income	61,161,390	(3,476,058)	57,685,332

Incentive fee(1)	15,943,910	—	15,943,910

Post-Incentive Fee Net Investment Income	45,217,480	(3,476,058)	41,741,422

Net realized gains (losses) on investments	18,851,239	(6,957,948)	11,893,291
Net change in unrealized appreciation of investments	9,927,774	10,434,006	20,361,780

Net increase in capital resulting from operations	$73,996,493		$73,996,493

(1)
For the year ended December 31, 2012, the Operating Company incurred total incentive fees of $15,943,910, of which $4,406,844 related to capital gains incentive fees on a hypothetical liquidation basis.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 5. Agreements (Continued)

          The following Statement of Operations for the Operating Company for the period May 19, 2011 (effective date of the Investment Management Agreement) to December 31, 2011 is adjusted to reflect this step-up to fair market value.

	Period from May 19, 2011 to December 31, 2011	Adjustments	Adjusted Period from May 19, 2011 to December 31, 2011
Investment income
Interest income	$38,836,191	$(2,019,153)	$36,817,038
Other income	670,318	—	670,318

Total investment income	39,506,509	(2,019,153)	37,487,356

Total expenses pre-incentive fee	11,863,671	—	11,863,671

Pre-Incentive Fee Net Investment Income	27,642,838	(2,019,153)	25,623,685

Incentive fee(1)	3,522,330	—	3,522,330

Post-Incentive Fee Net Investment Income	24,120,508	(2,019,153)	22,101,355

Net realized gain (loss) on investments	3,297,896	(2,421,518)	876,378
Net change in unrealized (depreciation) appreciation of investments	(15,537,900)	4,440,671	(11,097,229)

Net increase in capital resulting from operations	$11,880,504		$11,880,504

(1)
For the year ended December 31, 2011, the Operating Company had no incentive fees related to capital gains incentive fees on a hypothetical liquidation basis.

          The Statement of Operations for the Operating Company for the year ended December 31, 2010 did not require adjustments to reflect a step-up to fair market value as no adjustments were required prior to the IPO date, May 19, 2011.

          The Companies have entered into an Administration Agreement, as amended and restated, with the Administrator under which the Administrator provides administrative services. The Administrator performs, or oversees the performance of, the Companies' financial records, prepares reports filed with the Securities and Exchange Commission, generally monitors the payment of the Companies' expenses, and watches the performance of administrative and professional services rendered by others. The Operating Company will reimburse the Administrator for the Companies' allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Companies under the Administration Agreement, as amended and restated. Pursuant to the Administration Agreement, as amended and restated, and further restricted by the Operating Company, expenses payable to the Administrator by the Operating Company as well as

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 5. Agreements (Continued)

other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) have been capped at $3,500,000 for the time period from April 1, 2012 to March 31, 2013.

          The Operating Company incurred $2,459,857 in expenses in excess of the expense cap for the year ended December 31, 2012, of which $534,133 was receivable from an affiliate as of December 31, 2012. The Operating Company incurred $2,185,765 in expenses in excess of the expense cap for the year ended December 31, 2011, of which $369,017 was receivable from affiliate as of December 31, 2011.

          The Companies, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, L.L.C., pursuant to which New Mountain Capital, L.L.C. has agreed to grant the Companies, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Companies, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Operating Company. Other than with respect to this limited license, the Companies, the Investment Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

          NMFC entered into a Registration Rights Agreement with AIV Holdings, Steven B. Klinsky (the Chairman of our board of directors), an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, AIV Holdings and the Investment Adviser have the right to require NMFC to register for public resale under the Securities Act of 1933, as amended (the "Securities Act of 1933"), all registerable securities that are held by any of them and that they request to be registered. Registerable securities subject to the Registration Rights Agreement are shares of NMFC's common stock issued or issuable in exchange for units and any other shares of NMFC's common stock held by AIV Holdings, the Investment Adviser and any of their transferees. The rights under the Registration Rights Agreement can be conditionally exercised by AIV Holdings or the Investment Adviser, meaning that prior to the effectiveness of the registration statement related to the shares, AIV Holdings or the Investment Adviser can withdraw their request to have the shares registered. AIV Holdings and the Investment Adviser may each assign their rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky and a related entity have the right to "piggyback", or include their own registerable securities in such a registration. During the year ended December 31, 2012, shares held by AIV Holdings and Steven B. Klinsky were registered on a shelf registration statement on Form N-2.

          AIV Holdings and the Investment Adviser may require NMFC to use its reasonable best efforts to register under the Securities Act of 1933 all or any portion of these registerable securities upon a "demand request". The demand registration rights are subject to certain limitations.

          The Registration Rights Agreement includes limited blackout and suspension periods. In addition, AIV Holdings and the Investment Adviser may also require NMFC to file a shelf registration

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 5. Agreements (Continued)

statement on Form N-2 for the resale of their registerable securities if NMFC is eligible to use Form N-2 at that time.

          Holders of registerable securities have "piggyback" registration rights, including AIV Holdings, which means that these holders may include their respective shares in any future registrations of NMFC's equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders. AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) have priority over NMFC in any registration that is an underwritten offering.

          AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration. NMFC has agreed to indemnify AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to NMFC by such parties. AIV Holdings, the Investment Adviser and Steven B. Klinsky (and a related entity) have also agreed to indemnify NMFC with respect to liabilities resulting from untrue statements or omissions furnished by them to NMFC relating to them in any registration statement.

Note 6. Related Parties

          The Companies have entered into a number of business relationships with affiliated or related parties. NMFC and AIV Holdings own all the outstanding units of the Operating Company. As of December 31, 2012, NMFC and AIV Holdings own approximately 60.0% and 40.0%, respectively, of the units of the Operating Company.

          The Operating Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

          The Companies have entered into an Administration Agreement, as amended and restated, with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Companies and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement, as amended and restated. The Operating Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Companies under the Administration Agreement, as amended and restated, including rent, the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Companies' chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement, as amended and restated, and

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 6. Related Parties (Continued)

further restricted by the Operating Company, expenses payable to the Administrator by the Operating Company as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) have been capped at $3,500,000 for the time period from April 1, 2012 to March 31, 2013.

          The Companies, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, L.L.C., pursuant to which New Mountain Capital, L.L.C. has agreed to grant the Companies, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          The Companies have adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with the Operating Company's investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Operating Company and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Operating Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the Securities and Exchange Commission and its staff, and consistent with the Investment Adviser's allocation procedures.

          Concurrently with the IPO, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

Note 7. Borrowing Facilities

          Holdings Credit Facility — The Loan and Security Agreement, as amended and restated, dated May 19, 2011 (the "Holdings Credit Facility") among the Operating Company as the Borrower and Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016, as amended on May 8, 2012. The Operating Company became a party to the Holdings Credit Facility upon the IPO of NMFC. The Holdings Credit Facility amends and restates the credit facility of the Predecessor Entities (the "Predecessor Credit Facility").

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $210,000,000, as amended on December 18, 2012. As of December 31, 2012, the Operating Company was permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 7. Borrowing Facilities (Continued)

lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The credit facility is collateralized by all of the investments of the Operating Company on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Operating Company's Consolidated Statement of Assets, Liabilities, and Members' Capital and charged against income as other credit facility expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. In addition, the Holdings Credit Facility requires the Operating Company to maintain a minimum asset coverage ratio. However, the covenants are generally not tied to mark to market fluctuations in the prices of the Operating Company's investments, but rather to the performance of the underlying portfolio companies.

          The Holdings Credit Facility (as well as the Predecessor Credit Facility) bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 2.75% per annum, as amended on May 8, 2012, and charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement).

          The following table summarizes the interest expense and non-usage fees incurred by the Operating Company on the Holdings Credit Facility for the years ended December 31, 2012, December 31, 2011 and December 31, 2010.

	Years ended December 31,
	2012	2011	2010
Interest expense	$4,172,124	$2,043,267	$2,248,078
Non-usage fee	$281,234	$607,972	$320,848
Weighted average interest rate	3.1%	3.2%	3.3%
Average debt outstanding	$133,599,578	$61,560,781	$68,343,217

          The outstanding balance of Holdings Credit Facility as of December 31, 2012, December 31, 2011 and December 31, 2010 was $206,938,049, $129,037,813 and $59,696,938, respectively. As of December 31, 2012, December 31, 2011 and December 31, 2010, the Operating Company is not aware of any instances of non- compliance related to the Holdings Credit Facility on such dates.

          SLF Credit Facility — The Operating Company's senior loan fund's Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") among NMF SLF as the Borrower, the Operating Company as the Collateral Administrator, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 27, 2016, as amended on May 8, 2012. The maximum amount of revolving borrowings available under the SLF Credit Facility is $215,000,000, as amended on December 18, 2012. The loan is non-recourse to the Operating Company and secured by all assets owned by the borrower on an investment by investment basis. All fees associated with the origination or upsizing of the SLF Credit Facility are capitalized on the Consolidated Statement of Assets, Liabilities, and Members' Capital and charged

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 7. Borrowing Facilities (Continued)

against income as other credit facility expenses over the life of the SLF Credit Facility. The SLF Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. The covenants are generally not tied to mark to market fluctuations in the prices of our investments, but rather to the performance of the underlying portfolio companies.

          As of December 31, 2012, the SLF Credit Facility permitted borrowings of up to 70.0% of the purchase price of pledged debt securities subject to approval by Wells Fargo Bank, National Association. Due to a fifth amendment to the SLF Credit Facility on October 27, 2011, NMF SLF is no longer restricted from the purchase or sale of loans with an affiliate. Therefore, specified first lien loans can be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility.

          The SLF Credit Facility bears interest at a rate of LIBOR plus 2.00% per annum, as amended on May 8, 2012. A non-usage fee is paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement).

			From October 7, 2010 (commencement of NMF SLF operations) to December 31, 2010
	Years ended December 31,
	2012	2011
Interest expense	$4,274,293	$3,368,867	$127,325
Non-usage fee	$21,451	$94,500	$66,301
Weighted average interest rate	2.3%	2.5%	2.5%
Average debt outstanding	$181,394,898	$133,824,553	$27,672,121

          The outstanding balance as of December 31, 2012, December 31, 2011 and December 31, 2010 was $214,262,314, $165,928,000 and $56,936,000, respectively. As of December 31, 2012, December 31, 2011 and December 31, 2010, NMF SLF is not aware of any instances of non-compliance related to the SLF Credit Facility on such dates.

          Leverage risk factors — The Operating Company utilizes and may utilize leverage to the maximum extent permitted by the law for investment and other general business purposes. The Operating Company's lenders will have fixed dollar claims on certain assets that are superior to the claims of the Operating Company's unit holders, and therefore NMFC's common stockholders, and the Operating Company would expect such lenders to seek recovery against these assets in the event of a default. The use of leverage also magnifies the potential for gain or loss on amounts invested. Leverage may magnify interest rate risk (particularly on the Operating Company's fixed-rate investments), which is the risk that the prices of portfolio investments will fall or rise if market interest rates for those types of securities rise or fall. As a result, leverage may cause greater changes in the Operating Company's net asset value. Similarly, leverage may cause a sharper decline in the Operating Company's income than if the Operating Company had not borrowed. Such a decline could negatively affect the Operating Company's ability to make dividend payments to its unit holders. Leverage is generally considered a speculative investment technique. The

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 7. Borrowing Facilities (Continued)

Operating Company's ability to service any debt incurred will depend largely on financial performance and will be subject to prevailing economic conditions and competitive pressures.

Note 8. Regulation

          NMFC and AIV Holdings have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as RICs under Subchapter M of the Code. In order to continue to qualify as RICs, among other things, NMFC and AIV Holdings are required to timely distribute to their stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. NMFC and AIV Holdings, among other things, intend to make and continue to make the requisite distributions to their stockholders, which will generally relieve NMFC and AIV Holdings from U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code). However, under certain circumstances, the distributions that the Operating Company makes to its members may not be sufficient for AIV Holdings to satisfy the annual distribution requirement necessary for AIV Holdings to continue to qualify as a RIC. In that case, it is expected that Guardian AIV would consent to be treated as if it received distributions from AIV Holdings sufficient to satisfy the annual distribution requirement. Guardian AIV would be required to include the consent dividend in its taxable income as dividend from AIV Holdings, which would result in phantom (i.e., non-cash) taxable income to Guardian AIV.

          Additionally as BDCs, the Companies must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions).

Note 9. Commitments and Contingencies

          In the normal course of business, the Companies may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Operating Company may also enter into future funding commitments such as revolving credit facilities, bridge financing commitments, or delayed draw commitments. As of December 31, 2012, the Operating Company had unfunded commitments on revolving credit facilities of $10,500,000, no outstanding bridge financing commitments or other future funding commitments, all of which are disclosed on the Operating Company's Consolidated Schedule of Investments. As of December 31, 2011, the Operating Company had unfunded commitments on revolving credit facilities of $22,698,500, outstanding bridge financing commitments of $35,000,000 and other future funding commitments of $4,250,632, all of which are disclosed on the Operating Company's Consolidated Schedule of Investments.

          The Operating Company also has revolving borrowings available under the Holdings Credit Facility and the SLF Credit Facility as of December 31, 2012 and December 31, 2011. See Note 7, Borrowing Facilities, for details.

          The Operating Company may from time to time enter into financing commitment letters. As of December 31, 2012 and December 31, 2011, the Operating Company did not enter into any commitment letters to purchase debt investments, which could require funding in the future.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 10. Distributions

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2012 and December 31, 2011, NMFC did not have any reclassifications of amounts for book purposes arising from permanent book/tax differences. During the years ended December 31, 2012 and December 31, 2011, AIV Holdings had reclassifications of amounts for book purposes arising from permanent book/tax differences related to return of capital distributions and consent dividends, respectively.

	December 31, 2012		December 31, 2011
	NMFC	AIV Holdings	NMFC	AIV Holdings
Undistributed net investment income	$—	$—	$—	$—
Distributions in excess of net realized gains	—	(9,707,151)	—	(1,535,250)
Additional paid-in-capital	—	9,707,151	—	1,535,250

          For federal income tax purposes, distributions paid to stockholders of NMFC and AIV Holdings are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid by NMFC and AIV Holdings for the years ended December 31, 2012 and December 31, 2011 were estimated to be as follows:

	Years ended December 31,
	2012		2011
	NMFC	AIV Holdings	NMFC	AIV Holdings
Ordinary income(a)	$26,217,758	$40,692,087	$8,944,135	$14,694,056
Capital gains	501,006	2,056,192	255,879	2,696,811
Return of capital	—	48,127,702	—	—

Total	$26,718,764	$90,875,981	$9,200,014	$17,390,867

(a)
Ordinary income is reported on Form 1099-DIV as non- qualified.

          As of December 31, 2012, the costs of investments for NMFC and AIV Holdings for tax purposes were $343,248,443 and $245,659,380, respectively. As of December 31, 2011, the costs of investments for NMFC and AIV Holdings for tax purposes were $144,377,789 and $275,360,096, respectively.

          At December 31, 2012 and December 31, 2011, the components of distributable earnings on a tax basis differ from the amounts reflected per NMFC's and AIV Holdings' respective Statements of Assets and Liabilities by temporary book/tax differences primarily arising from differences between the tax and book basis of NMFC's and AIV Holdings' respective investment in the Operating Company and undistributed income.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 10. Distributions (Continued)

          As of December 31, 2012 and December 31, 2011, the components of accumulated earnings / (deficit) on a tax basis were as follows:

			December 31, 2011
	December 31, 2012
				AIV Holdings
	NMFC	AIV Holdings	NMFC
Accumulated capital gains / (losses)	$—	$—	$—	$—
Other temporary differences	7,942,568	(5,031,546)	—	—
Undistributed ordinary income	528,124	—	65,789	1,778,113
Unrealized (appreciation) / depreciation	(2,274,487)	(10,970,336)	822,725	(886,315)

Components of distributable earnings	$6,196,205	$(16,001,882)	$888,514	$891,798

          NMFC and AIV Holdings are subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless NMFC and AIV Holdings distribute, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of their respective net ordinary income earned for the calendar year and (2) 98.2% of their respective capital gain net income for the one-year period ending October 31 in the calendar year. For the years ended December 31, 2012 and December 31, 2011, both NMFC and AIV Holdings had no accrued estimated excise taxes.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 11. Stockholders' Equity

          The table below illustrates changes in the capital accounts of NMFC:

	Common Stock
			Paid in Capital in Excess of Par	Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gains	Net Unrealized Appreciation (Depreciation)	Total Stockholders' Equity
	Shares	Par Amount
Balance at December 31, 2010	—	$—	$—	$—	$—	$—	$—
Issuances of common stock in the IPO(1)	7,272,727	72,727	99,927,269	—	—	—	99,999,996
Issuances of common stock in private placement(2)	2,172,000	21,720	29,843,280	—	—	—	29,865,000
Issuances of common stock to New Mountain Guardian Partners, L.P.(3)	1,252,964	12,530	18,476,927	—	—	—	18,489,457
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(3,998,597)	—	—	—	(3,998,597)
Dividends declared	—	—	—	(8,345,303)	(854,711)	—	(9,200,014))
Net increase in stockholders' equity resulting from operations	—	—	—	8,345,303	1,141,018	844,658	10,330,979

Balance at December 31, 2011	10,697,691	$106,977	$144,248,879	$—	$286,307	$844,658	$145,486,821
Issuances of common stock	13,628,560	136,286	191,561,335	—	—	—	191,697,621
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(323,966)	—	—	—	(323,966)
Dividends declared	—	—	—	(19,791,810)	(6,926,954)	—	(26,718,764)
Net increase in stockholders' equity resulting from operations	—	—	—	19,791,810	7,592,407	4,399,787	31,784,004

Balance at December 31, 2012	24,326,251	$243,263	$335,486,248	$—	$951,760	$5,244,445	$341,925,716

(1)
On May 19, 2011, NMFC priced its IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share.

(2)
Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

(3)
On May 19, 2011, NMFC issued 1,252,964 shares of common stock to New Mountain Guardian Partners, L.P. for their respective ownership interest in the Predecessor Entities.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 11. Stockholders' Equity (Continued)

          The table below changes in the capital accounts of AIV Holdings:

	Common Stock
			Paid in Capital in Excess of Par	Undistributed Net Investment Income	Distributions in Excess of Net Realized Gains	Net Unrealized (Depreciation) Appreciation	Total Stockholder's Equity
	Shares	Par Amount
Balance at December 31, 2010	—	$—	$—	$—	$—	$—	$—
Issuances of common stock to New Mountain Guardian AIV, L.P.(1)	100	1	298,406,532	—	—	—	298,406,533
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(7,558,581)	—	—	—	(7,558,581)
Dividends declared	—	—	—	(15,775,205)	(1,615,662)	—	(17,390,867)
Net increase in stockholder's equity resulting from operations	—	—	—	15,775,205	2,156,878	(16,374,171)	1,557,912
Tax reclassifications related to consent dividends (See Note 10)	—	—	1,535,250	—	(1,535,250)	—	—

Balance at December 31, 2011	100	$1	$292,383,201	$—	$(994,034)	$(16,374,171)	$275,014,997
Dividends declared	—	—	—	(25,425,670)	(7,233,844)	—	(32,659,514)
Distribution to New Mountain Guardian AIV, L.P.	—	—	(57,834,853)	—	(381,614)	—	(58,216,467)
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(240,771)	—	—	—	(240,771)
Net increase in stockholder's equity resulting from operations	—	—	—	25,425,670	11,640,446	7,048,486	44,114,602
Tax reclassifications related to return of capital distributions (See Note 10)	—	—	9,707,151	—	(9,707,151)	—	—

Balance at December 31, 2012	100	$1	$244,014,728	$—	$(6,676,197)	$(9,325,685)	$228,012,847

(1)
On May 19, 2011, AIV Holdings issued 100 shares of common stock to New Mountain Guardian AIV, L.P. for their respective ownership interest in the Predecessor Entities.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 12. Earnings Per Share

          The following information sets forth the computation of basic and diluted net increase in NMFC's net assets per share resulting from operations for the year ended December 31, 2012 and the period from May 19, 2011 (commencement of operations) to December 31, 2011:

	Year ended December 31, 2012	May 19, 2011 (commencement of operations) to December 31, 2011
Numerator for basic earnings per share:	$31,784,004	$10,330,979
Denominator for basic weighted average share:	14,860,838	10,697,691

Basic earnings per share:	$2.14	$0.97

Numerator for diluted earnings per share(a):	$73,996,493	$11,880,504
Denominator for diluted weighted average share(b):	34,011,738	30,919,629

Diluted earnings per share:	$2.18	$0.38

(a)
Includes the full income at the Operating Company for the period. For the period May 19, 2011 (commencement of operations) to December 31, 2011, NMFC's unrealized appreciation in the Operating Company resulting from the IPO is netted against AIV Holdings' unrealized depreciation in the Operating Company resulting from the IPO.

(b)
Assumes AIV Holdings exchanges its units in the Operating Company for public shares of NMFC as of December 31, 2012 and December 31, 2011, respectively (see Note 1, Formation and Business Purpose).

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 13. Financial Highlights

          The following information sets forth the financial highlights for the Operating Company for the respective years ended December 31st.

					Period from October 29, 2008 (commencement of operations) to December 31, 2008
	Year ended December 31,
	2012	2011	2010	2009
Total return based on net asset value(a)	16.61%	10.09%	26.54%	76.38%	NM
Average net assets for the period	$474,560,874	$361,030,642	$245,951,174	$195,467,257	$7,249,648
Ratio to average net assets:
Net investment income	9.53%	10.67%	15.23%	10.44%	9.44	%(b)
Total expenses (gross)	9.07%	5.59%	1.59%	0.72%	—%
Total expenses (net of reimbursable expenses)	8.55%	4.99%	1.59%	0.72%	—%
Net assets, end of year	$569,938,563	$420,501,818	$241,927,261	$239,440,683	$30,353,903
Average debt outstanding — Holdings Credit Facility	$133,599,578	$61,560,781	$68,343,217	$65,014,057	N/A
Average debt outstanding — SLF Credit Facility	$181,394,898	$133,824,553	$27,672,121	N/A	N/A
Weighted average shares outstanding	34,011,738	30,919,629 (c)	N/A	N/A	N/A
Asset coverage ratio	235.31%	242.56%	307.43%	407.98%	N/A
Portfolio turnover	52.02%	42.13%	76.69%	57.50%	0.22%

NM — Total return from commencement of operations through December 31, 2008 was deemed not meaningful due to the scaling of operations during this short time period.

N/A — Not applicable.

(a)
For the year ended December 31, 2012, total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the year. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter. For the year ended December 31, 2011, total return is calculated in two parts: (1) from the opening of the first day of the year to NMFC's IPO date, total return is calculated based on net income over weighted average net assets and (2) from NMFC's IPO date to December 31, 2011, total return is calculated assuming a purchase at net asset value on NMFC's IPO date and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter. For the years ended December 31, 2010 and December 31, 2009, total return is the ratio of net income compared to capital, adjusted for capital contributions and distributions.

(b)
Ratio to average net assets has been annualized.

(c)
Weighted average common membership units outstanding presented from May 19, 2011 to December 31, 2011, as the fund became unitized on May 19, 2011, the IPO date.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 13. Financial Highlights (Continued)

	Year ended December 31, 2012	May 19, 2011 (commencement of operations) to December 31, 2011
Per unit data for the Operating Company(a):
Net asset value, January 1, 2012 and May 19, 2011(b), respectively	$13.60	$14.08
Net investment income	1.33	0.78
Net realized and unrealized gains (losses)	0.84	(0.40)
Dividends from net investment income	(1.71)	(0.86)

Net increase (decrease) in net assets resulting from operations	0.46	(0.48)
Net asset value, December 31, 2012 and December 31, 2011, respectively	$14.06	$13.60

(a)
Per unit data is based on weighted average common membership units outstanding.

(b)
Data presented from May 19, 2011 to December 31, 2011 as the fund became unitized on May 19, 2011, the IPO date.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 13. Financial Highlights (Continued)

          The following information sets forth the financial highlights for NMFC for the year ended December 31, 2012 and the period May 19, 2011 to December 31, 2011. The ratios to average net assets have been annualized for the period May 19, 2011 to December 31, 2011.

	Year ended December 31, 2012	May 19, 2011 (commencement of operations) to December 31, 2011
Per share data(a):
Net asset value, January 1, 2012 and May 19, 2011(b), respectively	$13.60	$13.50
Net increase (decrease) in net assets resulting from operations allocated from New Mountain Finance Holdings, L.L.C.:
Net investment income	1.33	0.78
Net realized and unrealized gains (losses)	0.84	(0.40)

Total net increase	2.17	0.38
Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C.	—	0.58
Dividends declared	(1.71)	(0.86)

Net asset value, December 31, 2012 and December 31, 2011, respectively	$14.06	$13.60

Per share market value, December 31, 2012 and December 31, 2011, respectively	$14.90	$13.41

Total return based on market value(c)	24.84%	4.16%
Total return based on net asset value(d)	16.61%	2.82%
Shares outstanding at end of period	24,326,251	10,697,691
Average weighted shares outstanding for the period	14,860,838	10,697,691
Average net assets for the period	$196,312,136	$147,765,945
Ratio to average net assets(e):
Total expenses allocated from New Mountain Finance Holdings, L.L.C.	8.55%	5.79%
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	9.53%	9.08%

(a)
Per share data is based on the summation of the per share results of operations items over the outstanding shares for the period in which the respective line items were realized or earned.

(b)
Data presented from May 19, 2011 forward as the fund became unitized on that date, the IPO date.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 13. Financial Highlights (Continued)

(c)
For the year ended December 31, 2012 and for the period May 19, 2011 to December 31, 2011, total return is calculated assuming a purchase of common stock at the opening of the first day of the year and assuming a purchase of common stock at IPO, respectively, and a sale on the closing of the last business day of the respective periods. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under NMFC's dividend reinvestment plan.

(d)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(e)
Average net assets for the year ended December 31, 2012 is based on the summation of the results of operations items over the net assets for the period in which the respective line items were realized or earned.

          The following information sets forth the financial highlights for AIV Holdings for the year ended December 31, 2012 and the period May 19, 2011 to December 31, 2011. The ratios to average net assets have been annualized for the period May 19, 2011 to December 31, 2011.

	Year ended December 31, 2012	May 19, 2011 (commencement of operations) to December 31, 2011
Total return based on net asset value(a)	18.04%	(5.44)%
Average net assets for the period	$270,080,730	$279,323,246
Ratio to average net assets(b):
Total expenses allocated from New Mountain Finance Holdings, L.L.C.	8.55%	5.79%
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	9.53%	9.08%

(a)
For the year ended December 31, 2012 and for the period May 19, 2011 to December 31, 2011, total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(b)
Average net assets for the year ended December 31, 2012 is based on the summation of the results of operations items over the net assets for the period in which the respective line items were realized or earned.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 14. Selected Quarterly Financial Data (unaudited)

          The below selected quarterly financial data is for the Operating Company.

					Total Net Realized Gains and Net Changes in Unrealized Appreciation (Depreciation) of Investments
							Net Increase (Decrease) in Capital Resulting from Operations
			Net Investment Income
	Investment Income
								Per Unit
Quarter Ended	Total	Per Unit	Total	Per Unit	Total	Per Unit	Total
	(in thousands except for per unit data)
December 31, 2012	$24,713	$0.65	$13,522	$0.36	$3,478	$0.09	$17,000	$0.45
September 30, 2012	21,752	0.60	10,136	0.28	12,109	0.34	22,245	0.62
June 30, 2012	20,299	0.66	11,646	0.38	(561)	(0.02)	11,085	0.36
March 31, 2012	19,022	0.62	9,913	0.32	13,754	0.45	23,667	0.77
December 31, 2011	$17,127	$0.55	$9,540	$0.31	$8,317	$0.27	$17,857	$0.58
September 30, 2011	15,069	0.49	10,002	0.32	(21,255)	(0.68)	(11,253)	(0.36)
June 30, 2011	13,116	0.42	9,554	0.31	(899)	(0.03)	8,655	0.28
March 31, 2011	11,212	N/A	9,429	N/A	6,990	N/A	16,419	N/A
December 31, 2010	$9,820	N/A	$8,335	N/A	$7,978	N/A	$16,313	N/A
September 30, 2010	13,881	N/A	13,145	N/A	5,560	N/A	18,705	N/A
June 30, 2010	8,597	N/A	7,777	N/A	(5,349)	N/A	2,428	N/A
March 31, 2010	9,077	N/A	8,208	N/A	18,138	N/A	26,346	N/A
December 31, 2009	$7,617	N/A	$6,617	N/A	$1,617	N/A	$8,234	N/A
September 30, 2009	6,148	N/A	6,030	N/A	33,709	N/A	39,739	N/A
June 30, 2009	5,092	N/A	4,877	N/A	42,562	N/A	47,439	N/A
March 31, 2009	2,910	N/A	2,883	N/A	27,385	N/A	30,268	N/A

N/A — Not applicable, as the Operating Company was not unitized until May 19, 2011.

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 14. Selected Quarterly Financial Data (unaudited) (Continued)

          The below selected quarterly financial data is for NMFC.

	Net Investment Income allocated from the Operating Company		Total Net Realized and Unrealized Gains (Losses)
					Net Increase (Decrease) in Net Assets Resulting from Operations
		Per Share		Per Share
Quarter Ended	Total		Total		Total	Per Share
	(in thousands except for per share data)
December 31, 2012	$7,759	$0.36	$2,047	$0.09	$9,806	$0.45
September 30, 2012	4,574	0.28	5,381	0.34	9,955	0.62
June 30, 2012	4,029	0.38	(194)	(0.02)	3,835	0.36
March 31, 2012	3,430	0.32	4,758	0.45	8,188	0.77
December 31, 2011	$3,301	$0.31	$2,877	$0.27	$6,178	$0.58
September 30, 2011	3,460	0.32	(7,353)	(0.68)	(3,893)	(0.36)
June 30, 2011	1,584	0.15	6,462	0.60	8,046	0.75
March 31, 2011	N/A	N/A	N/A	N/A	N/A	N/A

N/A — Not applicable, as NMFC did not commence operations until May 19, 2011.

          The below selected quarterly financial data is for AIV Holdings.

Quarter Ended	Net Investment Income allocated from the Operating Company	Total Net Realized and Unrealized Gains (Losses)	Net Increase (Decrease) in Net Assets Resulting from Operations
	(in thousands)
December 31, 2012	$5,764	$1,431	$7,195
September 30, 2012	5,562	8,630	14,192
June 30, 2012	7,617	(367)	7,250
March 31, 2012	6,483	8,995	15,478
December 31, 2011	$6,240	$5,439	$11,679
September 30, 2011	6,542	(13,902)	(7,360)
June 30, 2011	2,994	(5,755)	(2,761)
March 31, 2011	N/A	N/A	N/A

N/A — Not applicable, as AIV Holdings did not commence operations until May 19, 2011.

Note 15. Recent Accounting Standards Updates

          In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"), which provides clarification about how to measure fair value and improves comparability of fair value measurements presented

Combined Notes to the Consolidated Financial Statements of
New Mountain Finance Holdings, L.L.C.,
the Financial Statements of New Mountain Finance Corporation, and the Financial Statements
of New Mountain Finance AIV Holdings Corporation (Continued)

December 31, 2012

Note 15. Recent Accounting Standards Updates (Continued)

and disclosed in accordance with GAAP and International Financial Reporting Standards. The amendments included in ASU 2011-04 clarify the FASB's intent about the application of existing fair value measurement and disclosure requirements outlined in ASC 820, as well as include some instances of changes to particular principles or requirements. ASU 2011-04 clarifies that (i) the concept of the highest and best use valuation premise applies only to nonfinancial assets, (ii) instruments classified in stockholders' equity should be valued from the perspective of a market participant that holds that instrument as an asset, and (iii) quantitative information should be disclosed about unobservable inputs used in a fair value measurement that is categorized within Level III of the fair value hierarchy. ASU 2011-04 changes the guidance in (i) permitting an exception to ASC 820 by allowing an entity to measure the fair value of a group of financial assets and financial liabilities exposed to market and credit risks to be consistent with the entity's net risk exposures, instead of gross risk, (ii) applying premiums and discounts in a fair value measurement lacking a Level I inputs to be consistent with the ASC 820 requirements of fair value measurement but that applying premiums and discounts in a fair value measurement related to size as a characteristic of the holding rather than as a characteristic of the asset or liability is not permitted, and (iii) requiring additional disclosures about fair value measurements categorized within Level III of the fair value hierarchy, including the valuation processes used and the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. ASU 2011-04 is effective for the interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 did not have a significant impact on the Companies' financial statements. Additional disclosure was added where applicable.

Note 16. Subsequent Events

          On March 6, 2013, the Operating Company's board of directors, and subsequently NMFC's board of directors, declared a first quarter 2013 distribution of $0.34 per unit/share payable on March 28, 2013 to holders of record as of March 15, 2013. Subsequently, AIV Holdings' board of directors declared a dividend payable on March 28, 2013 to holders of record as of March 15, 2013 in an amount equal to $0.34 per unit multiplied by the total number of units owned by AIV Holdings of the Operating Company as of the record date.

$250,000,000

New Mountain Finance Corporation

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

PRELIMINARY PROSPECTUS

                           , 2013

PART C
Other Information

Item 25.    Financial Statements And Exhibits
(1)
Financial Statements

          The following financial statements of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C. (the "Operating Company"), New Mountain Finance Corporation ("NMFC") and New Mountain Finance AIV Holdings Corporation ("AIV Holdings") are included in Part C of this Registration Statement. The Operating Company is the sole investment of NMFC and of AIV Holdings.

PAGE
INTERIM FINANCIAL STATEMENTS FOR THE QUARTER ENDED SEPTEMBER 30, 2013
New Mountain Finance Holdings, L.L.C.
Consolidated Statements of Assets, Liabilities and Members' Capital as of September 30, 2013 (unaudited) and December 31, 2012	F-3
Consolidated Statements of Operations for the three months and nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-4
Consolidated Statements of Changes in Members' Capital for the nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-5
Consolidated Statements of Cash Flows for the nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-6
Consolidated Schedule of Investments as of September 30, 2013 (unaudited)	F-7
Consolidated Schedule of Investments as of December 31, 2012	F-13
New Mountain Finance Corporation
Statements of Assets and Liabilities as of September 30, 2013 (unaudited) and December 31, 2012	F-18
Statements of Operations for the three months and nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-19
Statements of Changes in Net Assets for the nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-20
Statements of Cash Flows for the nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-21
New Mountain Finance AIV Holdings Corporation
Statements of Assets and Liabilities as of September 30, 2013 (unaudited) and December 31, 2012	F-22
Statements of Operations for the three months and nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-23
Statements of Changes in Net Assets for the nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-24
Statements of Cash Flows for the nine months ended September 30, 2013 (unaudited) and September 30, 2012 (unaudited)	F-25

Combined Notes to the Consolidated Financial Statements of New Mountain Finance Holdings, L.L.C., the Financial Statements of New Mountain Finance Corporation and the Financial Statements of New Mountain Finance AIV Holdings Corporation

F-26
Report of Independent Registered Public Accounting Firm	F-69

(2)
Exhibits

(a)(1)	Certificate of Incorporation of New Mountain Guardian Corporation(2)
(a)(2)	Certificate of Amendment to Certificate of Incorporation of New Mountain Guardian Corporation changing its name to New Mountain Finance Corporation(1)
(a)(3)	Amended and Restated Certificate of Incorporation of New Mountain Finance Corporation(3)
(a)(4)	Certificate of Formation of New Mountain Guardian (Leveraged), L.L.C.(1)
(a)(5)	Certificate of Amendment to Certificate of Formation of New Mountain Guardian (Leveraged), L.L.C. changing its name to New Mountain Finance Holdings, L.L.C.(4)
(a)(6)	Certificate of Change of Registered Agent and/or Registered Office of New Mountain Finance Corporation(5)
(b)(1)	Bylaws of New Mountain Finance Corporation(2)
(b)(2)	Amended and Restated Bylaws of New Mountain Finance Corporation(3)
(b)(3)	Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C.(4)

(b)(4)	First Joinder Agreement with Respect to the Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C.(4)
(b)(5)	Second Joinder Agreement with Respect to the Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C.(4)
(b)(6)	Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement of New Mountain Finance Holdings, L.L.C.(6)
(b)(7)	Form of Second Amended and Restated Limited Liability Company Agreement of New Mountain Finance SPV Funding, L.L.C.(1)
(d)(1)	Form of Stock Certificate of New Mountain Finance Corporation(1)
(d)(2)	Form of Indenture(16)
(e)	Dividend Reinvestment Plan(3)
(f)(1)
Letter Agreement relating to entry into Amended and Restated Loan and Security Agreement by and among New Mountain Finance Holdings, L.L.C., as Borrower and Collateral Administrator, each of the lenders thereto, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Collateral Custodian.(1)
(f)(2)	Form of Variable Funding Note of New Mountain Finance Holdings, L.L.C., as the Borrower(1)
(f)(3)
Form of Amended and Restated Account Control Agreement, among New Mountain Finance Holdings, L.L.C., Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as Securities Intermediary(1)
(f)(4)
First Amendment to Amended and Restated Loan and Security Agreement between New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender(6)
(f)(5)
Second Amendment to Amended and Restated Loan and Security Agreement between New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender(6)
(f)(6)
Third Amendment to Amended and Restated Loan and Security Agreement between New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Securities LLC, As Administrative Agent, and Wells Fargo Bank, N.A., as Lender(6)
(f)(7)
Sixth Amendment to Amended and Restated Loan and Security Agreement between New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender(9)
(f)(8)
Seventh Amendment to Amended and Restated Loan and Security Agreement between New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Collateral Custodian(10)
(f)(9)
Eighth Amendment to Amended and Restated Loan and Security Agreement between New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Collateral Custodian(11)

(f)(10)	Ninth Amendment to Amended and Restated Loan and Security Agreement between New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Collateral Custodian(12)
(f)(11)
Tenth Amendment to Amended and Restated Loan and Security Agreement between New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Collateral Custodian(14)
(f)(12)
Eleventh Amendment to Amended and Restated Loan and Security Agreement between New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Collateral Custodian(15)
(f)(13)
Loan and Security Agreement, by and among New Mountain Guardian (Leveraged), L.L.C., as Collateral Administrator, New Mountain Guardian SPV Funding, L.L.C., as Borrower, each of the lenders party thereto, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Collateral Custodian(1)
(f)(14)
First Amendment to Loan and Security Agreement between New Mountain Guardian SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender(1)
(f)(15)
Second Amendment to Loan and Security Agreement between New Mountain Guardian SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender(1)
(f)(16)
Third Amendment to Loan and Security Agreement between New Mountain Guardian SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender(6)
(f)(17)
Fourth Amendment to Loan and Security Agreement between New Mountain Finance SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender(6)
(f)(18)
Fifth Amendment to Loan and Security Agreement between New Mountain Finance SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender(6)
(f)(19)
Ninth Amendment to Loan and Security Agreement between New Mountain Finance SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Lender(9)
(f)(20)
Tenth Amendment to Amended and Restated Loan and Security Agreement between New Mountain Finance SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Lender(10)
(f)(21)
Eleventh Amendment to Amended and Restated Loan and Security Agreement between New Mountain Finance SPV Funding, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Lender(11)
(f)(22)
Twelfth Amendment to Amended and Restated Loan and Security Agreement between New Mountain Finance SPV Funding, L.L.C. , as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Lender(13)

(f)(23)	Account Control Agreement, by and between New Mountain Guardian SPV Funding, L.L.C., as Pledgor, Wells Fargo Securities, LLC, as Administrative Agent on behalf of the Secured Parties, and Wells Fargo Bank, N.A., as Securities Intermediary.(1)
(f)(24)	Variable Funding Note of New Mountain Guardian SPV Funding, L.L.C., as the Borrower.(1)
(g)	Form of Amended and Restated Investment Advisory and Management Agreement(7)
(h)	Form of Underwriting Agreement(8)
(j)	Form of Safekeeping Agreement among New Mountain Finance Holdings, L.L.C., Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as Safekeeping Agent(1)
(k)(1)	Amended and Restated Administration Agreement(6)
(k)(2)	Form of Trademark License Agreement(1)
(k)(3)	Amendment No. 1 to Trademark License Agreement(6)
(k)(4)	Form of Registration Rights Agreement(1)
(k)(5)	Form of Indemnification Agreement by and between New Mountain Finance Corporation and each director(1)
(k)(6)	Form of Indemnification Agreement by and between New Mountain Finance Holdings, L.L.C. and each director(1)
(k)(7)	Form of Letter Agreement relating to Lock-Up Period by and among New Mountain Finance Holdings, L.L.C. and New Mountain Finance Advisers BDC, L.L.C.(1)
(l)(1)	Opinion of Sutherland Asbill & Brennan LLP
(n)(1)	Consent of Sutherland Asbill & Brennan LLP (incorporated by reference to exhibit (l)(1) hereto)
(n)(2)	Consent of Deloitte & Touche LLP
(n)(3)	Report of Deloitte & Touche LLP
(n)(4)	Awareness Letter of Deloitte & Touche LLP
(r)	Code of Ethics(1)
99.1	Form of Prospectus Supplement for Common Stock Offerings(8)
99.2	Form of Prospectus Supplement for Preferred Stock Offerings(16)
99.3	Form of Prospectus Supplement for Rights Offerings(16)
99.4	Form of Prospectus Supplement for Warrants Offerings(16)
99.5	Form of Prospectus Supplement for Debt Securities Offerings(16)

(1)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 Pre-Effective Amendment No. 3 (File Nos. 333-168280 and 333-172503) filed on May 9, 2011.

(2)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 (File No. 333-168280) filed on July 22, 2010.

(3)
Previously filed in connection with New Mountain Finance Corporation's quarterly report on Form 10-Q filed on August 11, 2011.

(4)
Previously filed in connection with New Mountain Finance Holdings, L.L.C.'s quarterly report on Form 10-Q filed on August 11, 2011.

(5)
Previously filed in connection with New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation report on Form 8-K filed on August 25, 2011.

(6)
Previously filed in connection with New Mountain Finance Corporation's quarterly report on Form 10-Q filed on November 14, 2011.

(7)
Previously filed as Annex A to New Mountain Finance Corporation's definitive proxy statement on Schedule 14A filed on March 28, 2012.

(8)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-180689 and 333-180690) filed on July 10, 2012.

(9)
Previously filed in connection with New Mountain Finance Corporation's quarterly report on Form 10-Q filed on May 8, 2012.

(10)
Previously filed in connection with New Mountain Finance Corporation's quarterly report on Form 10-Q filed on August 8, 2012.

(11)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on December 21, 2012.

(12)
Previously filed in connection with New Mountain Finance Holdings, L.L.C.'s report on Form 8-K filed on April 1, 2013.

(13)
Previously filed in connection with New Mountain Finance Holdings, L.L.C.'s report on Form 8-K filed on March 13, 2013.

(14)
Previously filed in connection with New Mountain Finance Holdings, L.L.C.'s report on Form 8-K filed on June 26, 2013.

(15)
Previously filed in connection with New Mountain Finance Holdings, L.L.C.'s report on Form 8-K filed on October 29, 2013.

(16)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-189706 and 333-189707) filed on November 20, 2013.

Item 26.    Marketing Arrangements

          The information contained under the heading "Plan of Distribution" in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses Of Issuance And Distribution

SEC registration fee	$32,638.52	*
FINRA filing fee	$38,000.00	**
New York Stock Exchange listing fee	$59,564.33
Accounting fees and expenses	$170,000.00
Legal fees and expenses	$355,000.00
Printing and engraving	$200,000.00
Miscellaneous fees and expenses	$5,000.00

Total	$860,202.85

Note: All listed amounts, except the SEC registration fee and the FINRA filing fee, are estimates.

*
$20,361.79 of this amount has been offset against filing fees associated with unsold securities registered under previous registration statements.

**
$22,392.00 of this amount has been offset against filing fees associated with unsold securities registered under previous registration statements.

Item 28.    Persons Controlled By Or Under Common Control

          The Operating Company may be deemed to control certain portfolio companies. See "Portfolio Companies" in the prospectus. As of September 30, 2013, NMFC owned approximately 85.3% of the common membership units of the Operating Company and New Mountain Finance AIV Holdings Corporation owned approximately 14.7% of the common membership units of the Operating Company.

Item 29.    Number Of Holders Of Securities

          The following table sets forth the number of record holders of NMFC's common stock as of December 4, 2013.

Title of Class	Number of Record Holders
Common stock, $0.01 par value	12

Item 30.    Indemnification

          Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

          Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director's duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

          Subject to the 1940 Act or any valid rule, regulation or order of the SEC thereunder, NMFC's amended and restated bylaws provide that it will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of NMFC, or is or was serving at the request of NMFC as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, NMFC's amended and restated bylaws provide that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his or her official capacity and to his or her action in another capacity while holding such office.

          The above discussion of Section 145 of the Delaware General Corporation Law and NMFC's amended and restated bylaws is not intended to be exhaustive and is respectively qualified in its entirety by such statute and NMFC's amended and restated bylaws.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrants have obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrants' behalf, may also pay amounts for which the Registrants have granted indemnification to the directors or officers.

          The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, New Mountain Finance Advisers BDC, L.L.C., or the Investment Adviser, and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it are entitled to indemnification from the Operating Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the Investment Management Agreement or otherwise as an investment adviser of the Operating Company.

          The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, New Mountain Finance Administration, L.L.C. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrants for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for the Registrants.

Item 31.    Business And Other Connections Of Investment Adviser

          A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director or executive officer of the Investment Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management — Biographical Information — Directors", "Portfolio Management — Investment Personnel", "Management — Biographical Information — Executive Officers Who Are Not Directors" and "Investment Management Agreement". Additional information regarding the Investment Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71948), and is incorporated herein by reference.

Item 32.    Location Of Accounts And Records

          All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrants, New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019;

  (2)
  the Transfer Agent, 6201 15th Avenue, Brooklyn, New York 11219;

  (3)
  the Safekeeping Agent, 9062 Old Annapolis Road, Columbia, Maryland 21045;

  (4)
  the Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., 787 Seventh Avenue, 48th Floor, New York, New York 10019; and

  (5)
  the Administrator, New Mountain Finance Administration, L.L.C., 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Item 33.    Management Services

          Not Applicable.

Item 34.    Undertakings

  (1)
  Registrants undertake to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10.0% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

  (2)
  Not applicable.

  (3)
  Registrants undertake in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrants further undertake that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrants shall file a post-effective amendment to set forth the terms of such offering.

  (4)
  The Registrants hereby undertake:

  (a)
  To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

  (i)
  to include any prospectus required by Section 10(a)(3) of the 1933 Act;

  (ii)
  to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

  (iii)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (b)
  That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

  (c)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

  (d)
  That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrants are subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

  (e)
  That, for the purpose of determining liability of the Registrants under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrants undertake that in a primary offering of securities of the undersigned Registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned

        Registrants will be sellers to the purchaser and will be considered to offer or sell such securities to the purchaser:

      (i)
      any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

      (ii)
      the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrants or their securities provided by or on behalf of the undersigned Registrants; and

      (iii)
      any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

    (f)
    To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrants are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrants' ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

  (5)
  (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrants under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

  (b)
  For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

  (6)
  The Registrants undertake to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrants have duly caused this Pre-Effective Amendment No. 1 Registration Statement on Form N-2 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 6th day of December, 2013.

NEW MOUNTAIN FINANCE CORPORATION NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.
By:	/s/ ROBERT A. HAMWEE Robert A. Hamwee Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrants, and in the capacities indicated, on the 6th day of December, 2013.

Signature	Title

/s/ ROBERT A. HAMWEE Robert A. Hamwee	Chief Executive Officer (Principal Executive Officer) and Director
/s/ DAVID M. CORDOVA David M. Cordova	Chief Financial Officer (Principal Financial Officer) and Treasurer
* Steven B. Klinsky	Chairman of the Board of Directors
* Adam Weinstein	Chief Administrative Officer, Executive Vice President and Director
* Alfred F. Hurley Jr.	Director
* David R. Malpass	Director

Signature	Title

* David Ogens	Director
* Kurt J. Wolfgruber	Director

*
Signed by Robert A. Hamwee pursuant to a power of attorney signed by each individual and filed with this registration statement on June 28, 2013.